Exhibit 10.24
Master Equipment Lease Agreement
Dated June 1, 2007

Lessee:	ATHENAHEALTH, INC.	Lessor:	CIT TECHNOLOGIES CORPORATION
Street Address:	311 Arsenal Street	Street Address:	2285 Franklin Road
City/State/Zip:	Watertown, MA 02472	City/State/Zip:	Bloomfield Hills, MI 48302
1. Lease. Lessor leases to Lessee the equipment (‘Equipment’) described in an executed schedule (‘Schedule’) incorporating this Master Equipment Lease Agreement (‘Agreement’). Lessor also finances for Lessee the costs of those software, services, and other nonhardware items described in this Lease and included in the Lessor’s Basis (‘Soft Cost Items’). Such lease shall be comprised of the Schedule and this Agreement, as applicable thereto, and such documents are collectively referred to as this ‘Lease.’ Each Schedule is an agreement separate and distinct from this Agreement and any other Schedule. Capitalized terms used in this Agreement are defined in this Agreement or in the Schedule. The Schedule governs to the extent of inconsistencies with this Agreement.
2. Purchase and Delivery of Equipment. Lessee is responsible for delivery and installation of the Equipment at the Equipment Location. Lessor will purchase the Equipment from, and pay for Soft Cost Items to, the seller thereof (‘Seller’), and lease the Equipment to Lessee, only if: no Event of Default, or event that with notice or the lapse of time or both would constitute an Event of Default, is continuing; and on or before the Outside Acceptance Date or, if no Outside Acceptance Date is specified in this Lease, one month from the date of the Schedule, Lessor receives the Acceptance Certificate executed by Lessee and this Lease executed by the parties, and such other documents or assurances as Lessor may reasonably request.
3. Acceptance. On the day Lessee accepts the Equipment and is prepared for Lessor to pay for the Soft Cost Items (‘Acceptance Date’), or promptly thereafter, Lessee will execute a certificate of acceptance acceptable to Lessor (‘Acceptance Certificate’). By executing the Acceptance Certificate, in addition to its provisions, Lessee represents and warrants that: Lessee has selected the Equipment, Soft Cost Items, and Seller; Lessee has been informed by Lessor or otherwise knows of the Seller’s identity; and Lessee has irrevocably accepted the Equipment and authorized Lessor to pay for the Soft Cost Items.
4. Term. The initial term of the lease of an item of Equipment and financing of a Soft Cost Item (‘Initial Term’) begins on the item’s Acceptance Date and continues through the Base Term Commencement Date and then for the Base Term. Any renewal term (‘Renewal Term’) begins at the end of, as applicable, the Initial Term or any preceding Renewal Term (the Initial Term and all Renewal Terms currently in effect, previously in effect, or which are to come into effect as provided in this Lease or by other written agreement of the parties, collectively, ‘Term’).
5. Rental Payments. Regardless of whether Lessee receives invoices or notices that any Rental Payments are due, Lessee will pay the Rental Payments, plus all applicable Taxes, for the Term, at such address as Lessor may specify in writing (including in any invoice), on the Due Dates. Lessor will invoice Lessee for Rental Payments, but the sole remedy for any failure to invoice shall be that no late interest shall accrue under Section 25 on any Rental Payment until payment has been demanded in writing (including in any invoice) for at least 30 days. This Lease is a net lease and is noncancelable during its Term (except as expressly provided in this Lease). During the Term, Lessee’s obligation to pay Rental Payments and other amounts under this Lease shall be, except to the limited extent provided for in Section 23, absolute and unconditional and not subject to abatement, reduction, offset, recoupment, crossclaim, counterclaim, or any other defense whatsoever, arising under this Lease or otherwise, or against Lessor, Assignee, Seller, the Equipment’s manufacturer (‘Manufacturer’), or any other person. However, the foregoing does not limit Lessee’s enforcement of rights against Lessor in a separate action at law.
6. Lessee’s End of Term Options. At the end of the Term, Lessee has the right, but not the obligation, to exercise one of these options, but only if Lessee gives irrevocable notice to Lessor unequivocally electing one of these options (‘Exercise Notice’) and the Exercise Notice is received by Lessor at least 90 days before the end of the Term:
(a)	Purchase Option. If no Event of Default is continuing at the time Lessor receives the Exercise Notice or at the end of the Term, Lessee may purchase all of the Equipment in which case: Lessee will, on the last day of the Term, pay Lessor the Fair Market Value of the Equipment determined as of the date of the Exercise Notice, and all applicable Taxes; Lessee will make all other payments required during the remainder of the Term; and, at the end of the Term, this Lease will terminate and Lessee will be entitled to Lessor’s interest in the Equipment.

(b)	Renewal Option. If no Event of Default is continuing at the time Lessor receives the Exercise Notice or at the end of the Term and Lessor determines that no material adverse change in Lessee’s business or financial condition has occurred since the Acceptance Date, Lessee may renew the Term for a Renewal Term of 6 months or more as specified in the Exercise Notice in which case: the Rental Payment will be the Fair Market Value of all of the Equipment for the Renewal Term; the parties will enter into a Lease supplement confirming the applicable Rental Payment and Renewal Term; and all other provisions of this Lease will continue to apply (but the failure of the parties to enter into such a supplement will not condition or affect Lessee’s obligations during the Renewal Term).

(c)	Return Option. Lessee may return all of the Equipment, in which case Lessee will return the Equipment to Lessor in accordance with Section 16 within 10 days of the last day of the Term.
If one of the foregoing options is not exercised, the Term will automatically extend for successive 3-month Renewal Terms in which case Lessee will continue to pay Lessor rent at the rate of the periodic Rental Payment previously in effect (or, if the Rental Payments for the Base Term or Renewal Term previously in effect were not constant for all whole Rental Periods, at the rate of the sum of such Rental Payments divided by the number of Rental Periods) (the ‘Previously Effective Rental Rate’); and all other provisions of this Lease will continue to apply. Lessor may terminate any such automatic Renewal Term upon at least 10 days’ notice in which case the Term will terminate on the date specified in such notice, and Lessee will return the Equipment to Lessor in accordance with Section 16 within 10 days of that date. Lessee’s purchase, renewal, and return options and the automatic renewal provisions provided for in this section apply at the end of the Initial Term and all optional or automatic Renewal Terms. If Lessee fails to comply with the terms of any of the foregoing options elected by it, Lessor may in its absolute discretion elect to terminate the Exercise Notice in which case the automatic renewal provision set forth above will apply as if no Exercise Notice were given, or Lessor may proceed as otherwise permitted by this Lease, including exercising the remedies provided for in this Lease or at law. The foregoing applies following the noncompliance with any of the foregoing options notwithstanding the execution or entry into of any Lease supplement, bill of sale, purchase agreement, confirmation, or other documentation memorializing and/or confirming the exercise of the option or the terms of the exercise.
7. Taxes. Lessee will pay Lessor (or pay directly to the applicable taxing authority if instructed in writing by Lessor) all taxes, fees, and assessments that may be imposed by any governmental entity or taxing authority on the Rental Payments or the Equipment or Soft Cost Items, or their purchase (by Lessee or Lessor), ownership, delivery, return, possession, operation, sale (by Lessor to Lessee), or rental, whether imposed on Lessor or Lessee or any of their affiliates or the Equipment, any Soft Cost Item, this Agreement, the Schedule, or any related instrument (‘Taxes’). Taxes include all license and registration fees, environmental fees, and all sales, use, personal property, and other taxes and governmental charges, together with any penalties, fines and interest thereon (except to the extent resulting from Lessor’s negligence or willful misconduct), that may be imposed during the Term or Possession Period (as defined in Section 10) or after the Term or Possession Period and relating to events or conditions occurring or existing during the Term or Possession Period. Lessee will not be liable for: Taxes imposed on or measured by Lessor’s net income or tax preference items; state business activity taxes in lieu of a net income tax (e.g., Michigan Single Business Tax or Washington Business & Occupation Tax); or Lessor’s corporate franchise or net worth taxes. If Lessee is required by law or administrative practice to make any report or return with respect to Taxes, Lessee will promptly give Lessor notice and cooperate with Lessor to ensure that such action is properly made and Lessor’s interests accurately reflected. Lessor has no obligation to contest or preserve any right to contest Taxes. However, Lessee may contest Taxes in its own name and at its own expense so long as, in Lessor’s opinion, the contest will not result in an encumbrance on any Equipment or otherwise jeopardize Lessor’s rights or interests in any Equipment.
8. Covenants. Lessee will during the Term: (a) maintain the Equipment in good working order and condition, in accordance with the Manufacturer’s recommended engineering and maintenance standards, and, except for personal computers, at the Manufacturer’s current or minimum engineering change levels; (b) use the Equipment only in connection with its business operations and for the purposes for which it was designed and in compliance with all applicable Manufacturer operating standards; (c) Lessee may remove the Equipment from the Equipment Location only to another of its business locations within the continental United States and only if it notifies Lessor of the removal within 30 days thereafter (however mobile computers such as laptops may be temporarily removed from the Equipment Location without complying with the foregoing if they remain domiciled at the Equipment Location); (d) affix to the Equipment any labels Lessor may supply stating the Equipment is owned by Lessor; (e) except for personal computers, keep in effect a prime-shift maintenance contract for the Equipment, if generally available, with the Manufacturer or another party acceptable to Lessor; (f) make all alterations or additions to the Equipment that may be required (or supplied at no cost or under a maintenance agreement) by the Manufacturer or other maintenance provider or which are otherwise legally required; (g) make no other alterations or additions to the Equipment except additions that: do not impair the value or performance of the Equipment, are readily removable without damage to the Equipment, and do not result in an encumbrance on the Equipment; (h) comply with all laws and regulations applicable to or affecting this Lease, the Equipment, or Lessee, including maintaining all required insurance and obtaining all governmental permissions necessary for it to so comply or that may be required of Lessor in so complying, and including occupational safety and employment laws and laws relating to hazardous materials and the environment; (i) furnish Lessor with its certified or audited financial statements (at any time that its current financial statements are not readily available on the internet through a free governmental website), and Lessee represents and warrants that all such financial statements or other financial information will be prepared in accordance with generally accepted accounting principles and accurately present Lessee’s financial position as of the dates given; (j) furnish Lessor with resolutions, certifications of the names, titles, signatures, and authority of those persons executing Lease documents on behalf of Lessee, and such other information and documents as Lessor may reasonably request; (k) not permit the Equipment to become an accession, a fixture, or real property; (1) upon reasonable prior notice permit Lessor to inspect the Equipment and Lessee’s applicable maintenance agreements and records at any reasonable time (subject to Lessee’s usual, reasonable security procedures); (m) promptly notify Lessor of: any change in Lessee’s name; and any change in the location of Lessee’s chief executive office; and (n) ensure that neither Lessee nor its successors or assigns is a tax-exempt entity (as described in the Internal Revenue Code) at any time during the Term or the five years preceding the Term.
9. Title to Equipment. The Equipment will remain the personal property of Lessor even if physically attached to real property. Lessee will keep the Equipment free of encumbrances (other than this Lease or encumbrances created by Lessor or Assignee). Before the Acceptance Date if requested by Lessor, and from time to time within 30 days of any request by Lessor, Lessee will provide a written waiver of any claim to the Equipment by any person having an interest in the real property where the Equipment is located. Lessee has no right or interest in the Equipment except that set forth in this Lease.
10. Risk of Loss. From delivery of the Equipment to a carrier for shipment to Lessee until the Equipment is returned to and received by Lessor (‘Possession Period’), Lessee bears the entire risk of whole or partial loss, theft, destruction or damage to the Equipment from any cause whatsoever, or requisition of the Equipment by any governmental entity, or the taking of the Equipment by eminent domain or otherwise (collectively, ‘Loss’). Lessee will give Lessor notice within 10 days of any Loss (‘Loss Notice’). Except as provided in this section, no Loss will condition, reduce, or relieve Lessee’s Lease obligations, including its obligation to pay Rental Payments in full. If any Equipment is damaged but can be economically repaired, Lessee will immediately place the Equipment in good working order and condition. Upon the occurrence of any other kind of Loss, or if Lessee does not place the Equipment in good working order and condition within 30 days of any economically repairable damage, Lessee will upon Lessor’s demand pay Lessor the Casualty Value (as defined in Section 19), calculated by Lessor as of the date of Loss; upon Lessor’s receipt of the Casualty Value, plus all other amounts that are or become due under this Lease, this Lease will terminate and Lessee will be entitled to Lessor’s interest in the Equipment.
11. Insurance. Lessee will at its expense during the Possession Period maintain: (a) insurance against the loss, theft, or damage to the Equipment for its full replacement value, naming Lessor as loss payee; and (b) public liability and third party property damage insurance in the amount of $1,000,000 or such other amount as may be requested by Lessor, naming Lessor as an additional insured. Such insurance shall be reasonably satisfactory to Lessor; shall contain the insurer’s agreement to give Lessor 30 days’ written notice before any cancellation or material change; shall be payable to Lessor regardless of any act, omission or breach by Lessee; and shall provide for commercially reasonable deductibles satisfactory to Lessor. Lessee will provide Lessor with certificates of such insurance effective for the entire Term. Any insurance proceeds of such insurance received by Lessor or Assignee in respect of events with respect to which Lessee has concurrent Lease obligations (including obligations under Sections 10 or 15) will be applied by Lessor to those obligations.
12. Assignment of Warranties. Lessee is entitled under the Uniform Commercial Code—Leases (Article 2A) to the promises and warranties provided to Lessor by Seller or any third party in connection with the Equipment. Lessor assigns to Lessee, during the Term, so long as no Event of Default is continuing, any assignable representations, warranties, and promises made by Seller or Manufacturer or any other third party in connection with the Equipment, but any claims arising therefrom may only be pursued by Lessee in its own name. Lessor will reasonably cooperate with Lessee, at Lessee’s request and expense, in pursuing any such claims and obtaining for Lessee the benefit of all such rights. Lessee may communicate with Seller or any third party and receive an accurate and complete statement of those promises and warranties, including any disclaimers and limitations thereon or on any remedies.
13. Disclaimers and Limitations. As to Lessor, Lessee leases the Equipment and finances the Soft Cost Items As-Is, Where-Is, and on a nonrecourse basis. Whenever Lessee is entitled to Lessor’s interest in any Equipment, Lessor will assign such Equipment As-Is, Where-Is, except that Lessor will warrant the absence of any encumbrances by, through, or under Lessor. Lessor disclaims any other representation or warranty, including with respect to the design, compliance with specifications, durability, quality, operation, or condition of the Equipment or Soft Cost Items, title, the merchantability of the Equipment or Soft Cost Items, the fitness of the Equipment or Soft Cost Items for particular purposes, status of this Lease for tax or accounting classification purposes, or issues regarding patent, trademark, or copyright infringement or the like. Lessor will not be considered to have made any statement, representation, warranty, or promise made by Seller, and neither Seller nor Lessor shall be considered to be an agent of the other. Lessor will have no liability to Lessee, or its customers, or any other persons, for damages or specific performance arising out of this Lease or concerning any Equipment or Soft Cost Items, including direct, indirect, special, or consequential damages, or damages based on strict or absolute tort liability. However, Lessor shall remain liable to Lessee, in a separate action at law, for direct damages resulting from Lessor’s negligence, willful misconduct, or breach of Lease. This Lease is intended to be a finance lease as defined in the Uniform Commercial Code—Leases (Article 2A) and to be governed solely by its terms. This Lease, the parties’ performance of this Lease, and their other actions relating to this Lease are to be considered so as to give the fullest possible effect to such intent. To the extent permitted by law, Lessee and Lessor agree that this Lease shall be treated as a finance lease. This section does not affect Lessee’s rights against persons other than Lessor, including Seller and Manufacturer.
14. Lessee Warranties. Lessee represents and warrants, each time it executes a Schedule or Acceptance Certificate, that: (a) Lessee is duly organized and in good standing under applicable law in the jurisdictions of its organization and domicile and in which Equipment may be located with full power and authority to enter into this Lease; (b) this Lease is enforceable against Lessee in accordance with its terms, subject to laws of general application affecting creditors’ rights generally, and does not breach or create a default under any instrument or agreement binding on Lessee; (c) no proceedings exist before any court or administrative agency that would have a material adverse effect on Lessee, this Lease, or the Equipment, nor has Lessee been threatened, in writing, with any such proceedings; (d) the financial statements and other financial information made available by Lessee have been prepared in accordance with generally accepted accounting principles and accurately present Lessee’s financial position as of the dates given; and (e) Lessee’s chief executive office is located at its address specified in this Lease.
15. Indemnity. Lessee will indemnify Lessor against and hold Lessor harmless from all liabilities, damages, Taxes, losses (including losses of tax benefits), penalties, expenses (including legal fees and disbursements and costs), claims, actions, and suits, whether based on a theory of strict liability or statutory or regulatory liability of Lessor or otherwise (collectively, ‘Claims’), directly or indirectly relating to the operation, selection, manufacture, purchase (by Lessee or Lessor), ownership (for strict liability in tort or for statutory or regulatory liability), leasing, possession, maintenance, delivery, return, or sale (by Lessor to Lessee) of the Equipment, or the selection, licensing, provision, return or relinquishment, obtaining, use, creation, or ownership of Soft Cost Items, including Claims relating to: (a) the condition of any Equipment arising or existing during the Possession Period, including undiscoverable defects; (b) infringement by Lessee or the Equipment or Soft Cost Items of any patent, trademark, copyright, or other intellectual property rights of any person; and (c) Lessee’s contest of Taxes or Lessor’s contest of Taxes at Lessee’s behest. However, Lessee will not be liable to a person (including Lessor or Assignee) pursuant to the foregoing for any Claims to the extent resulting from that person’s negligence or willful misconduct or breach of Lease (but this limitation does not limit Lessee’s liability to any other person for any Claims).
16. Surrender of Equipment. Whenever Lessee is required or permitted to return Equipment, Lessee will (or, at Lessor’s request, Lessee will have the Manufacturer or another party acceptable to Lessor), at Lessee’s expense, deinstall, inspect, and properly pack the Equipment, and return the Equipment to Lessor by such common carrier as Lessor may specify, to a destination within the continental United States of America specified by Lessor, accompanied by the relocation inventory or similar form completed by the deinstaller. However, if the return destination is more than 1,000 miles from the original or final Equipment Location (whichever is closer to the return destination), Lessee’s freight expense in returning the Equipment shall be limited to the amount that would be incurred if the return destination were within such a distance. Lessor is not required to accept any return of Equipment more than one month before the end of the Term. Any return of Equipment accepted by Lessor releases Lessee of its leasehold rights and possessory interest in the Equipment, but will not otherwise constitute a termination of the Term or this Lease or Lessee’s related obligations. When received by Lessor, the Equipment shall be in good working order, cosmetically good, and in the same condition as when shipped to Lessee, reasonable wear and tear excepted, and, except for personal computers, at the Manufacturer’s minimum acceptable and current engineering level, and certified by the Manufacturer as eligible for the Manufacturer’s generally available maintenance contract at then prevailing rates without the need for Lessor to incur any repair, rehabilitation, or certification expense (‘Maintenance Certified’). Lessee will be liable to Lessor for all expenses Lessor incurs or would incur in placing the Equipment in the condition required by this Lease (whether or not Lessor actually does place the Equipment in such condition), up to the Fair Market Value of the Equipment. Any additions to the Equipment not removed before return shall become Lessor’s exclusive property (lien free) or, at Lessor’s option and Lessee’s expense, removed and returned to Lessee or sold, destroyed, or otherwise disposed of, all without liability to Lessee, and the Equipment restored to its original condition.
          For personal computers, Lessee shall have the option, when returning Equipment at or after the end of the Base Term, in lieu of any complete system of original Equipment it would otherwise be required to return (‘Original Equipment’), of returning a comparable complete system of substitute equipment, which: is owned by Lessee free of encumbrances; was acquired by Lessee in the ordinary course of business and not for purposes of being substitute equipment under this Lease; is of the same model, manufacturer, configuration, and value (as determined by Lessor) as the Original Equipment; and is in the condition required by this Lease for the return of Original Equipment (‘Substitute Equipment’). In order to exercise this option, Lessee must in the Exercise Notice given under Section 6 state that it is returning Substitute Equipment and identify (by equipment type and serial number) both the Substitute Equipment being returned and the Original Equipment being substituted for. Upon the return by Lessee of any equipment as Substitute Equipment under this Lease, Lessee represents and warrants that: Lessor shall have good and marketable title to the Substitute Equipment, free of encumbrances; and such equipment shall satisfy the requirements of being Substitute Equipment under this Lease. Upon the return of Substitute Equipment in compliance with the terms of this paragraph. Lessee shall be entitled to Lessor’s interest in the Original Equipment.
17. Default. It is an ‘Event of Default’ under this Agreement and all Schedules if: (a) Lessee fails to pay any Rental Payment or other amount within 10 days after its due date; (b) Lessee’s failure to observe any provision of this Lease continues for 30 days after notice; (c) a representation or warranty or statement made by Lessee in this Lease or in any other instrument provided by Lessee is incorrect in any material respect when made; (d) unless expressly permitted by this Lease, Lessee relocates the Equipment or purports to assign or sublet any interest in the Equipment or this Lease; (e) the Equipment is levied against, seized, or attached; (f) Lessee makes an assignment for the benefit of creditors, or becomes insolvent, or is the subject of a petition or proceeding under any bankruptcy, reorganization, arrangement of debts, insolvency, or receivership law, or Lessee seeks to effectuate a bulk sale of its inventory, equipment, or assets, or any action is taken with a view to Lessee’s termination or the termination of its business, and, if any of the foregoing events is not voluntary, it continues for 60 days; or (g) any guarantor of this Lease dies or is the subject of an event of the types listed in clause (f) or breaches or defaults under the guaranty.
18. Remedies. If an Event of Default is continuing, or if at any time previously Lessor has with or without notice to Lessee declared the occurrence of an Event of Default under this Agreement or any Schedule, Lessor may in its absolute discretion exercise any one or more of these remedies: (a) terminate this Lease; (b) take possession of, or render unusable, any Equipment wherever located, without notice or process of law (but without breaching the peace and subject to any applicable law), and without liability for damages occasioned by such action (except for direct damages to the extent caused by Lessor’s negligence or willful misconduct), and no such action will constitute a termination of this Lease, all as though Lessee had failed to surrender the Equipment when required to do so; (c) require Lessee to return the Equipment to a location designated by Lessor in accordance with Section 16 and there surrender control of the Equipment to Lessor pursuant to Section 16 as though the Term had expired (and such actions will not constitute a termination of this Lease); (d) declare all or, in one or more declarations, any portion of the Casualty Value (as defined in Section 19), calculated by Lessor as of the date of the declaration, due and payable, and: (i) upon Lessor’s full receipt of the entire Casualty Value, plus all other amounts that are or become due under this Lease, this Lease will terminate and Lessee will be entitled to Lessor’s interest in the Equipment, and (ii) upon a declaration of the entire Casualty Value or Remaining Rental Payments (as defined in Section 19) being due and payable, any later Rental Payments coming due under this Lease before the then effective expiration date of the Term shall cease; (e)

proceed by court action to enforce performance by Lessee of this Lease and/or to recover all damages and expenses suffered by Lessor as a consequence of any Event of Default; or (f) exercise any other right or remedy available at law or in equity. Lessee will also reimburse Lessor for all expenses (including legal fees and disbursements and costs and fees of collection agencies) incurred by Lessor in enforcing this Lease. Lessor’s sole obligation to mitigate its damages is that if it repossesses any Equipment pursuant to this section Lessor will lease, sell, or otherwise dispose of the Equipment in a commercially reasonable manner, with or without notice, and at public or private sale, and apply the net proceeds (after deducting all expenses of disposition), if any, to the amounts owed to Lessor; but Lessee will remain liable to Lessor for any deficiency that remains after any such disposition. With respect to any notice of sale required by law, 10 days’ notice is reasonable notice. The remedies provided in this Lease are in addition to all other rights or remedies now or hereafter existing under this Lease, or at law or in equity, and may be enforced concurrently therewith, and from time to time.
19. Casualty Value. Lessor may become entitled to the Casualty Value, which shall be Lessor’s anticipated benefit of its bargain and profit from this Lease transaction (to which it will specifically be entitled). The Casualty Value, as stipulated to herein, includes amounts attributed by the parties to (and a loss to Lessor upon a Loss or Event of Default is dependent in part upon) unpaid Rental Payments to become due, the Lessor’s Basis (defined as the original cost of the Equipment) and Soft Cost Items to Lessor, the unrealized anticipated value of the Equipment to Lessor, the future observance by Lessee of its nonrental Lease obligations for the benefit of Lessor for the Term and then only to the extent that Lessor continues to own the Equipment, and Lessor’s minimum anticipated proceeds from the future retail sale or lease of the Equipment to Lessee or another customer. The parties agree that the Casualty Value will, as liquidated damages and not as a penalty, be the following (together with related Taxes): Calculated by a separate document executed at the time of the Schedule which provides a month by month Table displaying the percentage of the Lessor’s Basis as the amount of the Casualty Value for the respective month.
20. Assignment By Lessor. Lessor may unqualifiedly assign this Lease or any Equipment, in whole or in part, including granting or assigning any encumbrance or other interest in this Lease or any Equipment, without notice to or consent of Lessee, to any person (‘Assignee’). No assignment will relieve Lessor of its Lease obligations. Lessee and Lessor acknowledge that any such assignment will not materially change Lessee’s or Lessor’s obligations under this Lease. If Lessor notifies Lessee of an assignment, Lessee will: (a) unless otherwise directed, absolutely and unconditionally pay all amounts due under this Lease to Assignee without abatement, reduction, offset, recoupment, crossclaim, counterclaim, or any other defense whatsoever; (b) not permit this Lease to be amended or any of its terms waived without the written consent of Assignee; (c) not require Assignee to perform any obligations of Lessor other than the warranty of quiet enjoyment provided for in Section 23 and any other obligations expressly assumed by the Assignee in writing; and (d) execute such acknowledgments of assignment as may be reasonably requested by Lessor. Assignee will be entitled to all of Lessor’s rights, powers, and privileges under this Lease to the extent of the assignment, including the right to make further assignments. Assignee will not be liable for Lessor’s negligence or willful misconduct or breach of Lease, nor will any action or inaction by Lessor affect the obligations of Lessee to Assignee under this Lease. Lessor may provide copies of this Lease or related documents or information concerning Lessee and its obligations thereunder to any Assignee or other person.
21. Assignment By Lessee. Lessee cannot assign any interest in this Lease or assign or sublet any interest in Equipment without the prior written consent of the Lessor (not to be unreasonably withheld). No assignment or sublease by Lessee will discharge or diminish Lessee’s obligations, and Lessee will continue to be primarily, absolutely, unconditionally, and independently liable for the full and prompt observance of all of its obligations under this Lease following any such assignment or sublease.
22. Counterparts; Financing Statements. This Agreement and any Schedule may be executed in one or more counterparts. If there is only one such counterpart, it will be the ‘Original,’ otherwise, one such counterpart will be marked as and be the ‘Original’ and any other counterparts will be marked as and be ‘Duplicates.’ No security interest in this Lease, if it constitutes chattel paper, as defined in the Uniform Commercial Code—Secured Transactions (Article 9) or analogous legislation in effect in any relevant jurisdiction (‘Secured Transactions Law’), may be created except through the transfer or possession of the Original of the Schedule together with a photocopy of this Agreement. Unless Lessee has the right to acquire Lessor’s interest in the Equipment at the end of the Term for nominal or no consideration, the parties intend this Lease to be a true lease and not one intended merely for security. However, to the extent this Lease does creates a security interest, such security interest is a purchase money security interest (as the terms ‘security interest’ and ‘purchase money security interest’ are used in the Secured Transactions Law) in the Equipment and any proceeds thereof. Lessee authorizes Lessor and its agents to file financing statements to give public notice of Lessor’s interest in the Equipment and any proceeds thereof or any other items Lessor anticipates may be leased by Lessor to Lessee, whether or not a Schedule therefor has been executed, but Lessor will terminate or amend any financing statement covering items not leased. at Lessee’s request and Lessor’s expense.
23. Quiet Enjoyment. So long as no Event of Default is continuing, Lessor will not interfere with Lessee’s quiet enjoyment of the Equipment. If a failure by Lessor to materially observe the foregoing warranty of quiet enjoyment continues for 10 days after notice, Lessee may in its absolute discretion exercise any one or more of the following remedies (which shall be its exclusive remedies for such failure): (a) by notice terminate this Lease (including its obligation to pay Rental Payments) as it relates to such Equipment; or (b) proceed in a separate court action at law to recover all direct damages suffered by Lessee resulting from such failure.
24. Fair Market Value. ‘Fair Market Value’ is the price or rent, as applicable, that would be obtained at arm’s length between informed and willing parties, neither under compulsion to contract, for the sale or lease of Equipment assuming the Equipment is: in installed, continued, and uninterrupted use by the buyer or lessee; in the condition required by this Lease and, except for personal computers, Maintenance Certified (as defined in Section 16); and being sold with the software necessary for its use. Fair Market Value will be determined by Lessor, but if Lessee objects in writing to Lessor’s determination within 10 days after Lessor communicates its determination to Lessee’s representative in writing or by email, then Fair Market Value will at Lessee’s expense be determined by an independent appraiser selected by Lessor and reasonably satisfactory to Lessee.
25. Late Performance; Interest Limitations. Amounts due under this Lease (including Rental Payments and Casualty Value and other payments demanded or declared to be due or otherwise due or reimbursable) that are not paid within 10 days of their due date or demand will bear interest, payable upon demand, at the rate of 1% per month (12% per annum), or such lesser rate as may be the maximum legal rate, from their due dates. Whenever any Equipment is required to be returned to Lessor but is not returned to Lessor by the date required, in addition to all of Lessor’s other rights and remedies hereunder, Lessee shall pay to Lessor rent for the period after the end of the Term through the date of Lessor’s receipt of the Equipment at the Previously Effective Rental Rate (as defined in Section 6). If any payments required to be made under this Lease would otherwise be considered the collection of interest in excess of the maximum amount permitted by applicable law: Lessee will not be obligated to pay the excess; any excess which may have been collected will be credited to Lessee’s other obligations to Lessor or refunded; and this Lease will be considered to have been amended so as to eliminate Lessee’s obligation to pay such excess.
26. Prorations. Rental Payments for Rental Periods not consisting of a whole calendar month or a whole calendar quarter or another whole calendar period, as applicable, will be prorated on the basis of a 360-day year comprised of four 90-day quarters and twelve 30-day months.
27. Present Value. ‘Present Value’ is the present value of the amount in question discounted to the date present value is to be determined at two-thirds of the annualized daily prime rate of interest, as described in Federal Reserve Statistical Release 11.15 — Selected Interest Rates (available, for example, at http://www.federalreserve.gov/Releases/H15/data.htm), or any successor publication of the US Federal Reserve System, for either the last day of the complete week most recently reported on the date of determination, or the Base Term Commencement Date, whichever is less, but if there is no such publication, the lowest prime rate published in The

Wall Street Journal for either of such dates, compounded with the same periodicity as the Rental Period.
28. Further Assurances. Lessee will promptly execute such documents and take such further action as Lessor may from time to time reasonably request in order to carry out the intent of this Lease or protect or perfect the rights, interests, and remedies of Lessor reasonably intended to be created thereunder.
29. Notices. Notices under this Lease shall be in writing and conclusively deemed to have been received by the receiving party: on the 5th business day after being sent by first class mail, postage prepaid; or on the business day when sent by confirming fax; or if sent by overnight or express domestic or international courier, on the next business day or other business day warranted by the courier for delivery; or when given in person; and in all such cases notice shall be directed to a party at its address set forth this Lease, or at such other address as a party may notify the other from time to time as its address for notice. Notices not sent in accordance with the foregoing will only be effective if and when the writing is actually received by the receiving party at its address for notice.
30. Interpretation. Terms of inclusion mean inclusion without limitation. Time is of the essence. The provisions of this Lease will survive its termination, and any return or sale of Equipment, and remain in full force and effect with respect to events or conditions occurring or existing during (or fairly attributable to) the Term or Possession Period. Any waiver or failure of a party to require strict observance of this Lease, will not constitute a waiver of any other breach of the same or any other provision of the same Lease or any other lease. This Lease will not be binding upon a party until executed by the party. This Lease cannot be amended except in an instrument executed by both parties. This Lease binds and benefits the parties’ successors and permitted assigns.
31. Soft Cost Items. The Equipment may contain software in which the parties have no ownership or other proprietary rights. Where required by a software owner or manufacturer or the Seller of other Soft Cost Items, Lessee will enter into a license or other agreement for the use of the software and the provision of the Soft Cost Items. Any such agreement will be separate and distinct from this Lease, and Lessor will have no rights or obligations thereunder unless otherwise agreed by it in writing. Any rent attributable to Lessor’s financing of Soft Cost Items will be paid under this Lease as rent subject to the provisions of Section 5 regardless of Lessee’s dissatisfaction with, or the failure or quality of, the Soft Cost Items. Lessee acknowledges that all Soft Cost Items are provided directly to Lessee by Seller, and not by Lessor, regardless of: anything to the contrary in this Lease; the listing of a Soft Cost Item in this Lease or any purchase agreement, purchase assignment agreement, or other agreement entered into by Lessor (and any such agreement, to the extent entered into by Lessor and relating to Soft Cost Items, shall be solely for the benefit of the Lessee); any characterization by the parties of a Soft Cost Item as ‘Equipment’ in this Lease or any related document.
32. Facsimiles. In any proceeding relating to this Lease, a party may produce a reliably made facsimile of an instrument rather than the original and such facsimile will be considered the original. Each party acknowledges that it has received and reviewed all of the pages of this Agreement and that none of its provisions are missing or illegible.
33. Applicable Law. This Lease is governed by New Jersey law without regard to conflicts of law principles. A provision of this Lease that is or becomes invalid will be ineffective only to the extent of the invalidity, without affecting the remainder of such provision or this Lease. The parties consent to the jurisdiction of the local, state, and federal courts located within New Jersey. The parties waive any objection relating to improper venue or forum non conveniens to the conduct of any proceeding in any such courts. The parties irrevocably waive all right to trial by jury in any proceeding between them relating to this Lease or the Equipment.
If this Agreement was transmitted to Lessee for signature in electronic format, Lessee represents and warrants to Lessor that the text originally transmitted has not been altered in any way. Lessor’s acceptance of this Agreement and all Schedules is based on its reliance on, and specifically conditioned by, the truth of this representation and warranty. Lessee acknowledges receipt of a true copy of this Agreement. This Lease constitutes the entire agreement of the parties relating to the leasing of the Equipment.

Athenahealth, Inc.		CIT Technologies Corporation (Lessor)
(Lessee)

By:	/s/ Jonathan Bush	By:	/s/ Jennifer E. Gordon

Name/Title:	Jonathan Bush, CEO	Name/Title:	Jennifer E. Gordon, Contracts Supervisor

Date:	6/28/07	Date:	7/5/07

MELA V (Rev. 1/11/05)
Leaseline Rider
to the Master Equipment Lease Agreement
dated June 1, 2007

Lessee:	ATHENAHEALTH, INC.	Lessor:	CIT Technologies Corporation
Street Address:	311 Arsenal Street	Street Address:	2285 Franklin Road
City/State/Zip:	Watertown, MA 02472	City/State/Zip:	Bloomfield Hills, MI 48302
1. Leaselines. This Leaseline Rider is incorporated into the Master Equipment Lease Agreement referenced above (“Agreement”) and applies to Schedules expressly subject to this Leaseline Rider or otherwise denominated as “leaseline” Schedules or including “LL” as part of the Schedule number (“Leaseline Schedules”). The Leaseline Schedule and the Agreement and this Leaseline Rider, as applicable thereto, are the “Leaseline.” Terms used in this Leaseline Rider without definition are defined in the Agreement or Leaseline Schedule. The Leaseline provides for the streamlined acquisition and leasing of a variety of items of Equipment the particulars of which are unknown or unspecified at the time the Leaseline is entered into. Inconsistencies in a Leaseline shall be resolved with first priority given to the Leaseline Schedule, second priority given to this Leaseline Rider, and lowest priority to the Agreement.
2. Equipment. The Equipment to be leased under a Leaseline is the equipment accepted by Lessee under the Leaseline that qualifies for the Hardware Lease Rate Factor as stated in the Leaseline (“Qualifying Equipment”) and any other equipment which Lessor may in its sole discretion determine to lease as qualifying for the Software Lease Rate Factor (“Nonqualifying Equipment”). Lessor may also in its sole discretion determine to finance the costs of Software, maintenance, services, taxes, and other items (“Soft Costs”) as qualifying for the Software Lease Rate Factor in which case the terms of the Lease and related documents shall apply thereto as if the Soft Cost items were Equipment except that the parties’ obligations relating to ownership of Equipment shall not apply to Soft Cost items. Nonqualifying Equipment and Soft Cost items shall only be deemed to be leased upon Lessor’s written agreement to lease and the inclusion of the cost of such items in the Lessor’s Basis.
3. Acceptance Invoices. In addition to the Acceptance Certificates permitted by the Agreement, Lessee may from time to time submit to Lessor, and Lessor will accept, Acceptance Certificates in the form of Seller invoices which have been signed and dated with the Acceptance Date by the Lessee and which adequately describe the Equipment (including serial numbers where applicable) and the delivery location specified therein shall be the Equipment Location (“Acceptance Invoices”). If Lessee does not specify the Acceptance Date next to its signature, the Acceptance Date shall be the date of the Acceptance Invoice. By executing and delivering an Acceptance Invoice to Lessor, Lessee represents and warrants that it has selected the Equipment and the Seller specified thereon and has irrevocably accepted the Equipment described thereon under lease. If there is more than one Leaseline to which an Acceptance Invoice may serve as an Acceptance Certificate, the Acceptance Invoice shall be deemed delivered with respect to, and the Equipment thereon shall be leased under, the Leaseline determined by Lessor.
4. Equipment Acquisition. Lessee will order all Equipment. Lessor will purchase from Seller, for lease to Lessee, the items shown in the Acceptance Certificates if: (a) the items specified are Qualifying Equipment, or Nonqualifying Equipment or Soft Cost items Lessor determines in its sole discretion to lease; and (b) the invoice is issued in the name of Lessor, or in the name of Lessee and Lessee and Seller have executed an assignment relating thereto acceptable to Lessor. Lessor will have no obligation to pay Seller the purchase price for the Equipment before 30 days from the Acceptance Date, or 15 days from the date the conditions specified above are satisfied, or the date the conditions set forth in Section 2 of the Agreement are satisfied, whichever is latest. The Outside Acceptance Date of a Leaseline is the last day of the Acquisition Period.
5. Adjustments. The Lease Rate Factors set forth in a Leaseline assume: (a) all Acceptance Dates occur within the Acquisition Period; (b) Lessor receives all Acceptance Certificates within 15 days of the end of the Acquisition Period; and (c) Soft Costs do not exceed 35% of the total Lessor’s Basis (or such other limiting percentage as may be specified in the Leaseline, as the case may be, “Maximum Soft Cost Percentage”). If any of the foregoing assumptions do not hold, Lessor may, in its sole discretion, either determine not to lease the items in question or to adjust the Lease Rate Factors in order to maintain an assumed economic yield which Lessor would have required for similar transactions.
6. Leaseline Maximum. Lessor shall not be obligated to lease any items if after taking account of all items previously leased or committed to be leased by Lessor the aggregate cost to Lessor would exceed the Leaseline Maximum. Items in excess of the Leaseline Maximum shall only be deemed leased under a Leaseline upon Lessor’s written agreement therefor and the inclusion of their cost in the Lessor’s Basis. Following the expiration of the Acquisition Period, if the total Lessor’s Basis under a Leaseline is less than $25,000, then Lessor may in its sole discretion extend the Acquisition Period (and correspondingly the Base Term Commencement Date and Outside Acceptance Date) for a period of up to three months and, except as provided in this section and Section 5, the terms and conditions of the Leaseline shall remain the same.
7. Leaseline Summary. Following the Acquisition Period, Lessee and Lessor will enter into a Leaseline Summary summarizing the Equipment, the Lessor’s Basis, the Acceptance Dates, and the Rental Payment (“Summary Terms”). Upon its execution, the Leaseline Summary shall be considered an amendment to the Leaseline, but the failure of the Leaseline Summary to be executed shall not be a condition to or otherwise affect the obligations of Lessee under the Leaseline. If within 10 days after Lessor sends a Leaseline Summary to Lessee for execution Lessee fails to (a) execute the Leaseline Summary, or (b) notify Lessor of any objection to the Leaseline Summary, then Lessor may execute the Leaseline Summary as Lessee’s agent, and Lessee shall thereupon be fully bound to the Summary Terms specified in the Leaseline Summary as so executed.
8. Items Not Leased. With respect to items which Lessor is not required to lease, and which Lessor determines not to lease (which it may do even if it has already paid Seller therefor), including, without limitation, with respect to Nonqualifying Equipment and Soft Costs in general as provided in Section 2, Soft Costs exceeding the Maximum Soft Cost Percentage as provided in Section 5; and items exceeding the Leaseline Maximum as provided in Section 6; (a) if Lessor has paid Seller any amounts relating to such items, Lessee shall, upon demand, reimburse Lessor for the amounts so paid, and Lessee shall be entitled to Lessor’s interest in such items, As-Is, Where-Is, except that Lessor will warrant the absence of any liens by, through, or under Lessor; and (b) if Lessee has paid any Rental Payments attributable to such items Lessor shall on demand refund the amounts so paid to Lessee.
9. Replacement Equipment. Except for Equipment substitutions expressly permitted by the Agreement, Lessee may only replace the Equipment leased under a Leaseline Schedule (“Original Equipment”) with Replacement Equipment (defined as equipment of identical model, manufacturer, and condition as the Original Equipment) as a result of a maintenance/warranty swap-out by the Equipment maintenance provider (“Swap-Out”) in accordance with this section. Any such replacement shall only be effective if the Replacement Equipment has been delivered to the Equipment Location, title to the Replacement Equipment has to the satisfaction of Lessor been conveyed (lien free) to Lessor, and Lessee has notified Lessor of the replacement (including the serial numbers of the Replacement Equipment) within 30 days of delivery to the Equipment Location. Thereupon, the Replacement Equipment shall become Equipment subject to all of the terms and conditions of this Agreement and Lessee shall be entitled to Lessor’s interest in the Original Equipment so replaced; otherwise Equipment which is the subject of a Swap-Out shall be deemed to have been lost and Section 10 of the Agreement shall apply.

ATHENAHEALTH, INC. (Lessee)		CIT Technologies Corporation (Lessor)

By:	/s/ Carl Byers	By:	/s/ Jennifer E. Gordon

Name/Title:	Carl Byers, CFO	Name/Title:	Jennifer E. Gordon, Contracts Supervisor

Date:	6/29/07	Date:	7/5/07

MELA V (Rev 1/11/05)
Leaseline Schedule No. LL-001
Dated June 1, 2007

Lessee:	ATHENAHEALTH, INC.	Lessor:	CIT TECHNOLOGIES CORPORATION
Street Address:	311 Arsenal Street	Street Address:	2285 Franklin Road
City/State/Zip:	Watertown, MA 02472	City/State/Zip:	Bloomfield Hills, MI 48302
This Schedule incorporates the Master Equipment Lease Agreement dated June 1, 2007 between Lessee and Lessor. This is a Leaseline Schedule to which the terms and conditions of the Leaseline Rider apply.

Acquisition	Leaseline
Period	Maximum	Lease Rate Factors	Lessor’s Basis	Rental Payment

Hardware: 0.02958 Software: 0.02958*

From June 25, 2007 through September 30, 2007	$600,000.00	The Hardware Lease Rate Factor applies only
to Tier 1 Manufacturers’ and Approved
Manufacturers’ Current (n) Technology System
Components. The Software Lease Rate Factor
applies to all other items. *See Special
		Term No. 5 below.	The aggregate for all items of Lessor’s actual cost of the item.	The aggregate for all items of each item’s Lessor’s Basis multiplied by its Lease Rate Factor.

Due Dates: Rental Payments are due in arrears on the first day of each Rental Period.	Base Term: 36 months.
Base Term Commencement Date: October 1, 2007
Rental Period: Each calendar month during the Term.

Billing Address (if different from Lessee address stated above):

Special Terms:
1.	In any exercise of the purchase option provided for in Section 6(a) of the Master Equipment Lease Agreement, the purchase price (exclusive of Taxes) shall be limited to 10.75% of Lessor’s Basis.

2.	As Lessor will be acquiring certain of the Equipment from Lessee, Lessor’s obligations under this Schedule shall be contingent on the execution by Lessee of documentation satisfactory to Lessor providing for the purchase of the Equipment and receipt by Lessor of such other documentation as it may request, including, without limitation, vendor invoices, canceled checks, bills of sale, and other documentation describing the Equipment and the prices paid therefore by Lessee and/or evidencing Lessee’s title thereto.

3.	It shall be an Event of Default under this Lease pursuant to Section 17 of the Master Equipment Lease Agreement if Lessee breaches or otherwise defaults under the Loan and Security Agreement dated as of August 20, 2002 (the “Silicon Valley Bank Loan Agreement”) between Silicon Valley Bank, a California chartered bank, d/b/a Silicon Valley East, as “Bank,” and Lessee, as “Borrower” (“SVB Loan Default”), and the SVB Loan Default is not cured within any applicable grace period or waived by Silicon Valley Bank. However, no such cure or waiver by Silicon Valley Bank will constitute a cure or waiver of an SVB Loan Default as an Event of Default under this Lease if during the continuance of an SVB Loan Default Lessor has declared the occurrence thereof under the Silicon Valley Bank Loan Agreement as an Event of Default under this Lease.

4.	Lessee shall maintain EBITDA of not less than the following amounts during the following fiscal periods of Lessee:

Period	Minimum EBITDA
The fiscal quarter ending June 30, 2007	$1,400,000
The two-consecutive-fiscal-quarter period ending September 30, 2007	$4,000,000
The three-consecutive-fiscal-quarter period ending December 31, 2007	$7,515,000
The four-consecutive-fiscal-quarter period ending March 31, 2008	$11,030,000
The four-consecutive-fiscal-quarter period ending June 30, 2008	$13,145,000
The four-consecutive-fiscal-quarter period ending September 30, 2008	$14,060,000
The four-consecutive-fiscal-quarter period ending each Fiscal Quarter thereafter	$14,060,000

MELA V (Rev 1/11/05)
Notwithstanding the foregoing, Lessee’s failure to comply with the foregoing minimum EBITDA requirement in any fiscal period shall not constitute an Event of Default, if Lessee has Unrestricted Cash, as of the end of such fiscal period, of not less than $7,000,000. For purposes of this covenant: “EBITDA” means, on a consolidated basis, Lessee’s earnings before interest, taxes, depreciation and other non-cash amortization expenses, determined in accordance with GAAP; “Unrestricted Cash” means cash in deposit accounts and securities accounts, which is unrestricted in accordance with GAAP; and “Fiscal Quarter” means any period between January 1 and March 31, April 1 and June 30, July 1 and September 30, and October 1 and December 31.

5.	The Maximum Soft Cost Percentage shall be 35%. Lessee acknowledges and agrees that if the Soft Costs on this Schedule exceed 25% of the Lessor’s Basis, the excess Soft Costs will be subject to a lease rate factor of 0.032047, however, in no event, shall the total Soft Costs exceed the Maximum Soft Cost Percentage.

6.	As used in this Schedule, the “Approved Manufacturers” shall also include Lenovo, Opex, Kodak, Canon, Pitney Bowes and Ricoh.

7.	In addition to the Rental Payments to be paid under this Lease for the Base Term, but in lieu of Rental Payments, if any, to be paid under this Lease for any periods before the Base Term Commencement Date, Lessee pay Lessor an amount equal to 1/30th of the total Rental Payment multiplied by 45 days, provided for herein.
The “Tier 1 Manufacturers” are IBM, Compaq, Hewlett-Packard, Dell, and Toshiba. The “Approved Manufacturers” are the Tier 1 Manufacturers and the manufacturers of such products as Lessor may, in its sole discretion, approve in writing as qualifying for the Hardware Lease Rate Factor specified in the Leaseline Schedule. “Current (n) Technology Products” are the latest technological offerings of the Tier 1 manufacturers and the Approved Manufacturers. “System Components” are processors (including all internal features such as memory, modems, disk drives, and sound and video cards), display terminals, printers and other external hardware required for the operation of a system.
Each party acknowledges its receipt and review of this Schedule and that none of its provisions are missing or illegible. The terms of this Schedule may be different from other Schedules incorporating the Agreement. The page numbering of this schedule may be exclusive of exhibits, if any. If this Schedule was transmitted to Lessee for signature in electronic format, Lessee represents and warrants that the text originally transmitted has not been altered in any way. Lessor’s acceptance of this Schedule is based on its reliance on, and specifically conditioned by, the truth of this representation and warranty. This Schedule and the Agreement constitute the entire agreement of the parties relating to the leasing of the Equipment.

Athenahealth, Inc.		CIT Technologies Corporation (Lessor)
(Lessee)

By:	/s/ Jonathan Bush	By:	/s/ Jennifer E. Gordon

Name/Title:	Jonathan Bush, CEO	Name/Title:	Jennifer E. Gordon, Contracts Supervisor

Date:	6/28/07	Date:	7/5/07

Acceptance Certificate
for Leaseline Schedule No. LL-001

Lessee:	ATHENAHEALTH, INC.	Lessor:	CIT TECHNOLOGIES CORPORATION
Street Address:	311 Arsenal Street	Street Address:	2285 Franklin Road
City/State/Zip:	Watertown, MA 02472	City/State/Zip:	Bloomfield Hills, MI 48302
This Acceptance Certificate is made by Lessee pursuant to the above-referenced Schedule (“Schedule”) between Lessee and Lessor, which incorporates the Master Equipment Lease Agreement dated June 1, 2007 between Lessee and Lessor. Capitalized terms used in this Acceptance Certificate without definition are defined in the Schedule.
Lessee certifies that: (a) the Equipment described or referred to in this Acceptance Certificate (“Accepted Equipment”) is located at the Equipment Location specified below and is fully installed; (b) Lessee has inspected the Accepted Equipment; (c) on the Acceptance Date specified below Lessee accepted the Accepted Equipment for all purposes of the Schedule, the Agreement, any purchase documents with Seller, and all related documents; and (d) no Default is continuing.

1.	The Accepted Equipment is all of the Equipment described in Exhibit A attached hereto and incorporated herein.

2.	Sellers: Blue River Associates, Cambridge Computer, CDW, Data Management Products, Suburban Electric, Sugar CRM and USI

3.	Address for Billing (if different from Lessee’s address stated above):

4.	Equipment Location:	311 Arsenal Street
Watertown, MA 02472

5.	Acceptance Date:	6/29/07	(Lessee to fill in.)

ATHENAHEALTH, INC. (Lessee)

By:	/s/ Carl Byers

Name/Title:	Carl Byers, CFO

Date:	6/29/07

EXHIBIT A
TO ACCEPTANCE CERTIFICATE NO. 1
TO LEASELINE SCHEDULE NO. LL-001
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION

BLUE RIVER ASSOCIATES	1222			DEVELOPMENT (MONTH OF MARCH 2007)		$6,596.00	311 ARSENAL STREET WATERTOWN, MA 02472
				BUG-FIX		$1,275.00
BLUE RIVER ASSOCIATES	1227			DEVELOPMENT (MONTH OF APRIL 2007)		$1,275.00	311 ARSENAL STREET WATERTOWN, MA 02472
				BUG-FIX		$2,677.50
CAMBRIDGE COMPUTER	43401	1	RS-1220-F4-5402E-0512-1	XYRATEX 12-BAY 4G FC TO SAS/SATA (3G) ARRAY		$3,675.00	311 ARSENAL STREET WATERTOWN, MA 02472
		12	HS-500G72-SAT3-ES10-D1	500G SEAGATE ES10 SATA DRIVE		3480
		1	RS-1220-E3-XPN-1	12-BAY SAS TO SAS/SATA RAID EXPANSION		2231
		12	HS-500G72-SAT3-ES10-D1	500G SEAGATE ES10 SATA DRIVE		$3,480.00
DATA MANAGEMENT PRODUCTS	12262	2	PROGRAMMING	DEVELOPMENT-ACCOUNT NUMBER KEYING AT BATCH LOGON-2 DAYS		$2,800.00	311 ARSENAL STREET WATERTOWN, MA 02472
SUBURBAN ELECTRIC	9227			LEASEHOLD IMPROVEMENTS		$3,725.00	311 ARSENAL STREET WATERTOWN, MA 02472
SUGARCRM INC.	INV06-12063	63		PS-ARCHITECT-HOURLY RATE-PHASE 4 (ATHENAHEALTH-004) SEPT HOURS		$10,237.50	311 ARSENAL STREET WATERTOWN, MA 02472
		34		PS-ARCHITECT-HOURLY RATE-PHASE 4 (ATHENAHEALTH-004) OCT-DEC HOURS		$5,525.00
USI	2510-76795			LABOR AND MATERIALS FOR MODIFICATIONS TO 3RD FLOOR DATA CENTER TO THE HVAC SYSTEMS AND EQUIPMENT		$189,370.00	311 ARSENAL STREET WATERTOWN, MA 02472
CDW	FCH1091	1	88633SU	IBM X3850 7/2.67 2MB 2GB SAS	1S8863AC1KQNT981	$7,199.24	580 WINTER STREET WALTHAM, MA 02451
		1	39R8729	IBM SERVERAID 8I SAS CTRL		$415.00
		1	41Y5001	IBM XSERIES 1300W POW SUPPLY KIT		$250.00
		3	40K2522	IBM INTEL XEON 7020 2.67 667 2MB L2		$4,350.00
		1	BURNIN. DIAGNOSTIC	CDW 1-2 DAY BURN IN WITH DIAGNOSTIC		$0.00
		1	73P9341	IBM REMOTE SUPERVISOR ADAPTER II	1S73P9341KQPK068	$350.00
		1	39M5809	IBM 2GB KIT PC2-3200 ECC DDR2 RDIMM		$420.00

EXHIBIT A
TO ACCEPTANCE CERTIFICATE NO. 1
TO LEASELINE SCHEDULE NO. LL-001
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION

		3	41Y5000	IBM ACTIVE MEMORY 4 SLOT EXP CARD		$1,050.00
		1	ASSETTAGW/ INSTALL	CDW ASSET TAG W/INSTALL		$0.00
		2	BIOSUPGRADE	SYSTEM’S BIOS/FIRMWARE UPG		$32.00
		3	39M5812	IBM 4GB KIT PC2-3200 ECC DDR2 DIMM		$2,310.00
		2	40K1052	IBM SAS 73GB 10K HS HD	1S40K1052KQZPW92, 1S40K1052KQZPW94	$727.28

CDW	FGP2888	2	88633SU	IBM X3850 7/2.67 2MB 2GB SAS	1S88633SUKQD3094, 1S88633SU99PB291	$13,558.00	580 WINTER STREET WALTHAM, MA 02451
		4	40K1052	IBM SAS 73GB 10K HS HD	1S40K105299M4519, 1S40K105299M4520, 1S40K105299M4526, 1S40K105299M4530	$1,454.56
		2	39R8729	IBM SERVERAID 8I SAS CTRL		$830.00
		2	41Y5001	IBM XSERIES 1300W POW SUPPLY KIT		$500.00
		6	40K2522	IBM INTEL XEON 7020 2.67 667 2MB L2		$8,700.00
		2	BURNIN. DIAGNOSTIC	CDW 1-2 DAY BURN IN WITH DIAGNOSTIC		$0.00
		4	QLA2340-CK	QLOGIC PCIX HBA 2GB 1PT LC MMF	GFC0646R52651, RFC0616G59521, RFC0621K02005, RFC0644M50102	$3,600.00
		2	73P9341	IBM REMOTE SUPERVISOR ADAPTER II	1S73P9341KQMR153, 1S73P9341KQXXG3H	$700.00
		2	39M5809	IBM 2GB KIT PC2-3200 ECC DDR2 RDIMM		$840.00
		6	41Y5000	IBM ACTIVE MEMORY 4 SLOT EXP CARD		$2,100.00
		4	BIOSUPGRADE	SYSTEM’S BIOS/FIRMWARE UPG		$64.00
		6	39M5812	IBM 4GB KIT PC2-3200 ECC DDR2 DIMM		$4,620.00
		2	ASSETTAGW/ INSTALL	CDW ASSET TAG W/INSTALL		$0.00

CDW	FGW5030	1	88633SU	IBM X3850 7/2.67 2MB 2GB SAS	1S8863AC199PB266	$6,779.00	580 WINTER STREET WALTHAM, MA 02451
		2	40K1052	IBM SAS 73GB 10K HS HD	1S40K105299M4521, 1S40K105299M4531	$727.28
		1	39R8729	IBM SERVERAID 8I SAS CTRL		$415.00

EXHIBIT A
TO ACCEPTANCE CERTIFICATE NO. 1
TO LEASELINE SCHEDULE NO. LL-001
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION

		1	41Y5001	IBM XSERIES 1300W POW SUPPLY KIT		$250.00
		3	40K2522	IBM INTEL XEON 7020 2.67 667 2MB L2		$4,350.00
		1	BURNIN. DIAGNOSTIC	CDW 1-2 DAY BURN IN WITH DIAGNOSTIC		$0.00
		2	QLA2340-CK	QLOGIC PCIX HBA 2GB 1PT LC MMF		$1,800.00
		1	39M5809	IBM 2GB KIT PC2-3200 ECC DDR2 RDIMM		$420.00
		3	41Y5000	IBM ACTIVE MEMORY 4 SLOT EXP CARD		$1,050.00
		2	BIOSUPGRADE	SYSTEM’S BIOS/FIRMWARE UPG		$32.00
		3	39M5812	IBM 4GB KIT PC2-3200 ECC DDR2 DIMM		$2,310.00
		1	39Y9566	IBM RSA-II SLIMLINE ADAPTER		$350.00
		1	ASSETTAGW/	CDW ASSET TAG W/INSTALL		$0.00
			INSTALL

						$308,900.36

BILL OF SALE
THIS BILL OF SALE MADE THIS 27TH DAY OF JUNE, 2007.
BETWEEN:
ATHENAHEALTH, INC.
311 Arsenal Street
Watertown, MA 02472
(the “Seller”)
AND:
CIT TECHNOLOGIES CORPORATION
2285 Franklin Road
Bloomfield Hills, MI 48302
(the “Buyer”)
The Seller, as beneficial owner, hereby sells, assigns and transfers to the Buyer, in consideration of payment by the Buyer to the Seller of Three Hundred Eight Thousand Nine Hundred and 36/100 Dollars ($308,900.36), net of all sales, goods and services and transfer taxes of any kind whatsoever, all of the Seller’s right, title and interest in and to the goods (the “Equipment”) described below:

		EQUIPMENT	MODEL/		SERIAL
QTY.	MFG.	TYPE	FEATURE	DESCRIPTION	NUMBER

SEE EXHIBIT A ATTACHED HERETO AND INCORPORATED HEREIN
IN CONSIDERATION of the recital and other good and valuable consideration (the receipt and sufficiency of which is acknowledged), the Seller and the Buyer hereby agree as follows:
1. Buyer acknowledges and agrees that the purchase price will be paid by ordinary business check and that as a condition of payment of the purchase price, Buyer shall have received all of the following: (a) a fully executed copy of Leaseline Schedule No. LL-001 dated June 1, 2007 under the Master Equipment Lease Agreement dated June 1, 2007 between Buyer as Lessor and Seller as Lessee (the “Schedule”); (b) an executed commencement or acceptance certificate in a form acceptable to Lessor evidencing Lessee’s acceptance of the Equipment pursuant to the Schedule; (c) such other documents as Lessor may (in its sole discretion) require, including but not limited to Uniform Commercial Code financing statements, Certificates of Insurance, and Certificates of Incumbency and Authority, evidence of Seller’s ownership interest in the

Equipment including copies of Seller’s proof of payment to its vendor(s), vendor invoices identifying the Equipment, bills of sale, and other such documentation as Lessor may request.
2. The Seller has, prior to the execution and delivery of this Bill of Sale, good and marketable title to the Equipment, free and clear of all liens, claims, taxes, charges and encumbrances of any nature or kind whatsoever, and the Buyer will acquire such title upon the execution and delivery of this Bill of Sale.
3. The Seller is duly authorized and entitled to sell, assign and transfer to the Buyer the Equipment and all the right, title and interest of the Seller in and to the Equipment and, by the execution and delivery of this is Bill of Sale, the Seller absolutely, beneficially unconditionally sells, transfers, conveys, assigns and delivers all of its right, title and interest in and to the Equipment to the Buyer.
4. Seller will pay all sales, use, excise, or other transfer tax or charge imposed on the sale or transfer of the Equipment. However, Buyer represents that it is purchasing for resale and will provide Seller with a resale exemption certificate.
5. As of the date of this Bill of Sale, Seller assigns to Buyer its warranties on the Equipment and agrees to provide reasonable assistance, at Buyer’s expense, in enforcing those warranties.
6. The Seller and the Buyer shall do such acts and shall execute such further documents, and will cause the doing of such acts and the executions of such further documents by others, as the Buyer may in writing at any time and from time to time reasonably request be done or executed in order to give effect to this Bill of Sale.
7. This Agreement shall be governed by the laws of the State of New Jersey.
IN WITNESS WHEREOF, the Seller has hereby executed this Bill of Sale as of the date first above written.

SELLER: ATHENAHEALTH, INC.

By:	/s/ Carl Byers

Name/Title:	Carl Byers, CFO

EXHIBIT A
LEASELINE SCHEDULE NO. LL-001
ATHENAHEALTH, INC.

OTY	ITEM NO	DESCRIPTION	SERIAL NO

DEVELOPMENT (MONTH OF MARCH 2007)
BUG-FIX
DEVELOPMENT (MONTH OF APRIL 2007)
BUG-FIX
1	RS-1220-F4-5402E- 0512-1	XYRATEX 12-BAY 4G FC TO SAS/SATA (3G) ARRAY
12	HS-500G72-SAT3- ES10-D1	500G SEAGATE ES10 SATA DRIVE
1	RS-1220-E3-XPN-I	12-BAY SAS TO SAS/SATA RAID EXPANSION
12	HS-500G72-SAT3- ES10-D1	500G SEAGATE ES10 SATA DRIVE
2	PROGRAMMING	DEVELOPMENT-ACCOUNT NUMBER KEYING
AT BATCH LOGON-2 DAYS
LEASEHOLD IMPROVEMENTS
63		PS-ARCHITECT-HOURLY RATE-PHASE 4
(ATHENAHEALTH-004) SEPT HOURS
34		PS-ARCHITECT-HOURLY RATE-PHASE 4
(ATHENAHEALTH-004) OCT-DEC HOURS
LABOR AND MATERIALS FOR MODIFICATIONS
TO 3RD FLOOR DATA CENTER TO THE HVAC
SYSTEMS AND EQUIPMENT
1	88633SU	IBM X3850 712.67 2MB 2GB SAS	1S8863AC1KQNT981
1	39R8729	IBM SERVERAID 8I SAS CTRL
1	41Y5001	IBM XSERIES 1300W POW SUPPLY KIT
3	40K2522	IBM INTEL XEON 7020 2.67 667 2MB L2
1	BURNIN. DIAGNOSTIC	CDW 1-2 DAY BURN IN WITH DIAGNOSTIC
1	73P9341	IBM REMOTE SUPERVISOR ADAPTER II	1S73P9341KQPK068
1	39M5809	IBM 2GB KIT PC2-3200 ECC DDR2 RDIMM
3	41Y5000	IBM ACTIVE MEMORY 4 SLOT EXP CARD
1	ASSETTAGW/ INSTALL	CDW ASSET TAG W/INSTALL
2	BIOSUPGRADE	SYSTEM’S BIOS/FIRMWARE UPG
3	39M5812	IBM 4GB KIT PC2-3200 ECC DDR2 DIMM
2	40K1052	IBM SAS 73GB 10K HS HD	1S40K1052KQZPW92,
1S40K1052KQZPW94
2	88633SU	IBM X3850 712.67 2MB 2GB SAS	1S88633SUKQD3094,
1S88633SU99PB291
4	40K1052	IBM SAS 73GB 10K HS HD	1S40K105299M4519,
1S40K105299M4520,
1S40K105299M4526,
1S40K105299M4530
2	39R8729	IBM SERVERAID 8I SAS CTRL
2	41Y5001	IBM XSERIES 1300W POW SUPPLY KIT
6	40K2522	IBM INTEL XEON 7020 2.67 667 2MB L2
2	BURNIN. DIAGNOSTIC	CDW 1-2 DAY BURN IN WITH DIAGNOSTIC

OTY	ITEM NO	DESCRIPTION	SERIAL NO

4	QLA2340-CK	QLOGIC PCIX HBA 2GB 1PT LC MMF	GFC0646R52651,
RFC0616G59521,
RFC0621K02005,
RFC0644M50102
2	73P9341	IBM REMOTE SUPERVISOR ADAPTER II	1S73P9341KQMR153,
1S73P9341KQXXG3H
2	39M5809	IBM 2GB KIT PC2-3200 ECC DDR2 RDIMM
6	41Y5000	IBM ACTIVE MEMORY 4 SLOT EXP CARD
4	BIOSUPGRADE	SYSTEM’S BIOS/FIRMWARE UPG
6	39M5812	IBM 4GB KIT PC2-3200 ECC DDR2 DIMM
2	ASSETTAGW/ INSTALL	CDW ASSET TAG W/INSTALL
1	88633SU	IBM X3850 7/2.67 2MB 2GB SAS	1S8863AC199PB266
2	40K1052	IBM SAS 73GB 10K HS HD	1S40K105299M4521,
1S40K105299M4531
1	39R8729	IBM SERVERAID 8I SAS CTRL
1	41Y5001	IBM XSERIES 1300W POW SUPPLY KIT
3	40K2522	IBM INTEL XEON 7020 2.67 667 2MB L2
1	BURNIN. DIAGNOSTIC	CDW 1-2 DAY BURN IN WITH DIAGNOSTIC
2	QLA2340-CK	QLOGIC PCIX HBA 2GB 1PT LC MMF
1	39M5809	IBM 2GB KIT PC2-3200 ECC DDR2 RDIMM
3	41Y5000	IBM ACTIVE MEMORY 4 SLOT EXP CARD
2	BIOSUPGRADE	SYSTEM’S BIOS/FIRMWARE UPG
3	39M5812	IBM 4GB KIT PC2-3200 ECC DDR2 DIMM
1	39Y9566	IBM RSA-II SLIMLINE ADAPTER
1	ASSETTAGW/ INSTALL	CDW ASSET TAG W/INSTALL

ORIGINAL
Leaseline Summary
dated September 21, 2007
for Leaseline Schedule No. LL-001

Lessee:	ATHENAHEALTH, INC.	Lessor:	CIT TECHNOLOGIES CORPORATION
Street Address:	311 Arsenal Street	Street Address:	2285 Franklin Road
City/State/Zip:	Watertown, MA 02472	City/State/Zip:	Bloomfield Hills, MI 48302
Leaseline Summary to the above-referenced Leaseline Schedule incorporating the Master Equipment Lease Agreement dated June 1, 2007, between Lessee and Lessor. Capitalized terms used in this Acceptance Certificate without definition are defined in the Leaseline Schedule.
1. The Lessor’s Basis and Rental Payment for the Equipment is summarized as follows:

	Lessor’s	Lease Rate	Rental
	Basis	Factor	Payment
Hardware:	$603,044.59	.02949	$17,783.78
Software/Soft Cost:	$274,991.50	.03192	$8,777.73

Total:	$878,036.09		$26,561.51
2. The Equipment is summarized by reference on Exhibit A attached hereto and incorporated herein.
Each party acknowledges its receipt and review of this Leaseline Summary and that none of its provisions are missing or illegible. The page numbering of this Leaseline Summary may be exclusive of exhibits, if any. If this Leaseline Summary was transmitted to Lessee for signature in electronic format, Lessee represents and warrants that the text originally transmitted has not been altered in any way. Lessor’s acceptance of this Leaseline Summary is based on its reliance on, and specifically conditioned by, the truth of this representation and warranty. When executed by Lessee and Lessor, this Leaseline Summary amends the Leaseline Schedule. Except as provided in this Leaseline Summary, the terms and conditions of the Leaseline Schedule remain the same.

ATHENAHEALTH INC. (Lessee)			CIT TECHNOLOGIES CORPORATION (Lessor)

By:	/s/ Carl Byers		By:	/s/ Carie L. Kerns

	Name/Title:	Carl Byers/CFO		Name/Title:	Carie L. Kerns AVP-Lease Operations, Contracts
	Date: September 24, 2007			Date: 9/24/07

EXHIBIT A TO
LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-001
ATHENAHEALTH, INC.

VENDOR	INVOICE NO.	QTY.	ITEM NO.	DESCRIPTION	SERIAL NO.	TOTAL COST	EQUIPMENT LOCATION

BLUE RIVER ASSOCIATES	1222			DEVELOPMENT (MONTH OF MARCH 2007)		$6,596.00	311 ARSENAL STREET WATERTOWN, MA 02472
				BUG-FIX		$1,275.00
BLUE RIVER	1227			DEVELOPMENT (MONTH OF APRIL 2007)		$1,275.00	311 ARSENAL STREET
ASSOCIATES							WATERTOWN, MA 02472
				BUG-FIX		$2,677.50
CAMBRIDGE COMPUTER	43401	1	RS-1220-F4-5402E-0512-1	XYRATEX 12-BAY 4G FC TO SAS/SATA (3G) ARRAY		$3,675.00	311 ARSENAL STREET WATERTOWN, MA 02472
		12	HS-500G72-SAT3-ES10-D1	500G SEAGATE ES10 SATA DRIVE		3480
		1	RS-1220-E3-XPN-1	12-BAY SAS TO SAS/SATA RAID EXPANSION		2231
		12	HS-500G72-SAT3-ES10-D1	500G SEAGATE ES10 SATA DRIVE		$3,480.00
DATA MANAGEMENT PRODUCTS	12262	2	PROGRAMMING	DEVELOPMENT-ACCOUNT NUMBER KEYING AT BATCH LOGON-2 DAYS		$2,800.00	311 ARSENAL STREET WATERTOWN, MA 02472
SUBURBAN ELECTRIC	9227			LEASEHOLD IMPROVEMENTS		$3,725.00	311 ARSENAL STREET WATERTOWN, MA 02472
SUGARCRM INC.	INV06-12063	63		PS-ARCHITECT-HOURLY RATE-PHASE 4		$10,237.50	311 ARSENAL STREET
				(ATHENAHEALTH-004) SEPT HOURS			WATERTOWN, MA 02472
		34		PS-ARCHITECT-HOURLY RATE-PHASE 4		$5,525.00
				(ATHENAHEALTH-004) OCT-DEC HOURS
USI	2510-76795			LABOR AND MATERIALS FOR MODIFICATIONS TO 3RD		$189,370.00	311 ARSENAL STREET
				FLOOR DATA CENTER TO THE HVAC SYSTEMS AND EQUIPMENT			WATERTOWN, MA 02472
CDW	FCH1091	1	88633SU	IBM X3850 7/2.67 2MB 2GB SAS	1S8863AC1KQNT981	$7,199.24	580 WINTER STREET
							WALTHAM, MA 02451
		1	39R8729	IBM SERVERAID 81 SAS CTRL		$415.00
		1	41Y5001	IBM XSERIES 1300W POW SUPPLY KIT		$250.00
		3	40K2522	IBM INTEL XEON 7020 2.67 667 2MB L2		$4,350.00
		1	BURNIN.	CDW 1-2 DAY BURN IN WITH DIAGNOSTIC		$0.00
			DIAGNOSTIC
		1	73P9341	IBM REMOTE SUPERVISOR ADAPTER II	1S73P9341KQPK068	$350.00
		1	39M5809	IBM 2GB KIT PC2-3200 ECC DDR2 RDIMM		$420.00

1 of 15

EXHIBIT A TO
LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-001
ATHENAHEALTH, INC.

VENDOR	INVOICE NO.	QTY.	ITEM NO.	DESCRIPTION	SERIAL NO.	TOTAL COST	EQUIPMENT LOCATION
		3	41Y5000	IBM ACTIVE MEMORY 4 SLOT EXP CARD		$1,050.00
		1	ASSETTAGW/	CDW ASSET TAG W/INSTALL		$0.00
			INSTALL
		2	BIOSUPGRADE	SYSTEM’S BIOS/FIRMWARE UPG		$32.00
		3	39M5812	IBM 4GB KIT PC2-3200 ECC DDR2 DIMM		$2,310.00
		2	40K1052	IBM SAS 73GB 10K HS HD	1S40K1052KQZPW92,	$727.28
					1S40K1052KQZPW94
CDW	FGP2888	2	88633SU	IBM X3850 7/2.67 2MB 2GB SAS	1S88633SUKQD3094,	$13,558.00	580 WINTER STREET
					1S88633SU99PB291		WALTHAM, MA 02451
		4	40K1052	IBM SAS 73GB 10K HS HD	1S40K105299M4519,	$1,454.56
					1S40K105299M4520,
					1S40K105299M4526,
					1S40K105299M4530
		2	39R8729	IBM SERVERAID 8I SAS CTRL		$830.00
		2	41Y5001	IBM XSERIES 1300W POW SUPPLY KIT		$500.00
		6	40K2522	IBM INTEL XEON 7020 2.67 667 2MB L2		$8,700.00
		2	BURNIN.	CDW 1-2 DAY BURN IN WITH DIAGNOSTIC		$0.00
			DIAGNOSTIC
		4	QLA2340-CK	QLOGIC PCIX HBA 2GB 1PT LC MMF	GFC0646R52651,	$3,600.00
					RFC0616G59521,
					RFC0621K02005,
					RFC0644M50102
		2	73P9341	IBM REMOTE SUPERVISOR ADAPTER II	1S73P9341KQMR153,	$700.00
					1S73P9341KQXXG3H
		2	39M5809	IBM 2GB KIT PC2-3200 ECC DDR2 RDIMM		$840.00
		6	41Y5000	IBM ACTIVE MEMORY 4 SLOT EXP CARD		$2,100.00
		4	BIOSUPGRADE	SYSTEM’S BIOS/FIRMWARE UPG		$64.00
		6	39M5812	IBM 4GB KIT PC2-3200 ECC DDR2 DIMM		$4,620.00
		2	ASSETTAGW/	CDW ASSET TAG W/INSTALL		$0.00
			INSTALL
CDW	FGW5030	1	88633SU	IBM X3850 7/2.67 2MB 2GB SAS	1S8863AC199PB266	$6,779.00	580 WINTER STREET
							WALTHAM, MA 02451

2 of 15

EXHIBIT A TO
LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-001
ATHENAHEALTH, INC.

VENDOR	INVOICE NO.	QTY.	ITEM NO.	DESCRIPTION	SERIAL NO.	TOTAL COST	EQUIPMENT LOCATION
		2	40K1052	IBM SAS 73GB 10K HS HD	1S40K105299M4521,	$727.28
					1S40K105299M4531
		1	39R8729	IBM SERVERAID 81 SAS CTRL		$415.00
		1	41Y5001	IBM XSERIES 1300W POW SUPPLY KIT		$250.00
		3	40K2522	IBM INTEL XEON 7020 2.67 667 2MB L2		$4,350.00
		1	BURNIN.	CDW 1-2 DAY BURN IN WITH DIAGNOSTIC		$0.00
			DIAGNOSTIC
		2	QLA2340-CK	QLOGIC PCIX HBA 2GB 1PT LC MMF		$1,800.00
		1	39M5809	IBM 2GB KIT PC2-3200 ECC DDR2 RDIMM		$420.00
		3	41Y5000	IBM ACTIVE MEMORY 4 SLOT EXP CARD		$1,050.00
		2	BIOSUPGRADE	SYSTEM’S BIOS/FIRMWARE UPG		$32.00
		3	39M5812	IBM 4GB KIT PC2-3200 ECC DDR2 DIMM		$2,310.00
		1	39Y9566	IBM RSA-II SLIMLINE ADAPTER		$350.00
		1	ASSETTAGW/	CDW ASSET TAG W/INSTALL		$0.00
			INSTALL
AMERICAN ALARM	31901	1		UPGRADE 7 PROX KEYPADS THROUGHOUT COMPLEX		$3,900.00	311 ARSENAL STREET WATERTOWN, MA 02472
		7	PR-PROX-PROK	HID PROX READER/KEYPAD
		1	I-5	INSTALLATION
AMERICAN ALARM	22323	1		CONNECT 4 OUTPUTS FROM LIEBERT GENERATORS TO ALARM SYSTEM FOR MONITORING		$584.00	311 ARSENAL STREET WATERTOWN, MA 02472
		1		THE OUTPUTS ARE NO AND CONNECTIONS ARE ON
				THE SAME WALL AS OUR PANEL
		1		LIEBERT REP, ULTRA SERVICES TO MEET US FOR
				CONNECTION ASSISTANCE & TESTING
		1	DMP-714	DMP 4 ZONE EXPANDER
		1	MC-1	MISC HARDWARE & CONNECTORS
		1	I-6	INSTALLATION
		1		CUSTOM CRITICAL CONDITION MONITORING
		1		5 YEAR AGREEMENT ANNUAL IN ADVANCE

3 of 15

EXHIBIT A TO
LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-001
ATHENAHEALTH, INC.

VENDOR	INVOICE NO.	QTY.	ITEM NO.	DESCRIPTION	SERIAL NO.	TOTAL COST		EQUIPMENT LOCATION
IFAX SOLUTIONS	9435	1	105-030-024	BROOKTROUT TR1034+P24H-T1-1N (24-PORT V.34			$14,866.00	311 ARSENAL STREET
				FAX BOARD WITH ONBOARD T1/PRI INTERFACE, UPCI)				WATERTOWN, MA 02472
		1	103-100-031	ANNUAL HYLAFAX SUPPORT - BASIC 2			$1,495.00
		1	107-100-010	HYLAFAX FAX SERVER FOR UNIX - ENTERPRISE			$2,895.00
				EDITION
		1	107-100-011	ANNUAL MAINTENANCE, HYLAFAX ENTERPRISE			$579.00
				EDITION (@ 20% OF SOFTWARE COST ANNUALLY)
CDW	FLH1779	1	7979G5U	IBM EXP X3650 DC 5050 1GB SAS	1S7979G5U99G1522		$2,828.00	311 ARSENAL STREET
								WATERTOWN, MA 02472
		1	25R8926	IBM INTEL XEON 5050 DC 3.0 4MB			$925.00
		1	25R8064	IBM SERVERAID 8K SAS CONTROLLER			$320.00
		1	39Y9566	IBM RSA-II SLIMLINE ADAPTER			$348.00
		1	40K1905	IBM X3650/X3655 REDUNDANT POWER SUPPLY			$210.00
		1	40K1908	IBM PCI-X RISER CARD X3650			$200.00
		2	39M5791	IBM 4GB KIT PC2-5300 ECC DDR2 DIMM			$2,200.00
		3	40K1040	IBM SAS 146GB 10K HD	1S40K104099K5322,		$1,425.00
					1S40K104099K5472,
					1S40K104099K5484
		2	BIOSUPGRADE	SYSTEMS BIOS/FIRMWARE UPGRADE			$32.00
		1	COUPON	CDW ELECTRONIC COUPON		-$	478.01
CDW	FBG4644	9	KTM5037/2G	KINGSTON 2GB KIT IBM 2,3 8400 SERIES			$5,462.91	311 ARSENAL STREET
								WATERTOWN, MA 02472
CDW	FFB6830	3	KTM5037/4G	KINGSTON 4GB ESERVER X SERIES			$2,582.61	311 ARSENAL STREET
								WATERTOWN, MA 02472
CDW	FNS3465	4	40K6816	IBM TS 73GB 15K 4GBPS EDDM	1S40K68169900257,		$3,600.00	311 ARSENAL STREET
					1S40K68169900575,			WATERTOWN, MA 02472
					1S40K68169900685,
					1S40K68169900694
CDW	FPB4060	1	26K7941	IBM TS SW 4GB SFP TRANS PAIR			$400.00	311 ARSENAL STREET
								WATERTOWN, MA 02472

4 of 15

EXHIBIT A TO
LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-001
ATHENAHEALTH, INC.

VENDOR	INVOICE NO.	QTY.	ITEM NO.	DESCRIPTION	SERIAL NO.	TOTAL COST	EQUIPMENT LOCATION
CDW	FPP2905	31	40K6816	IBM TS 73GB 15K 4GBPS EDDM	1S40K68169900853,	$27,900.00	311 ARSENAL STREET
					1S40K68169900854,		WATERTOWN, MA 02472
					1S40K68169900857,
					1S40K68169900858,
					1S40K68169900860,
					1S40K68169900865,
					1S40K68169901065,
					1S40K68169901108,
					1S40K68169901109,
					1S40K68169901115,
					1S40K68169901135,
					1S40K68169901142,
					1S40K68169901148,
					1S40K68169901248,
					1S40K68169901250,
					1S40K68169901253,
					1S40K68169901259,
					1S40K68169901261,
					1S40K68169901270,
					1S40K68169901303,
					1S40K68169901309,
					1S40K68169901310,
					1S40K68169901314,
					1S40K68169901316,
					1S40K68169901322,
					1S40K68169901468,
					1S40K68169901469,
					1S40K68169901471,
					1S40K68169901472,
					1S40K68169901480,
					1S40K68169901481
CDW	FPH6398	1	26K7941	IBM TS SW 4GB SFP TRANS PAIR		$400.00	311 ARSENAL STREET
							WATERTOWN, MA 02472

5 of 15

EXHIBIT A TO
LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-001
ATHENAHEALTH, INC.

VENDOR	INVOICE NO.	QTY.	ITEM NO.	DESCRIPTION	SERIAL NO.	TOTAL COST	EQUIPMENT LOCATION
CDW	FWV2249	2	1812-81A	IBM DS4000 EXP810 EXP UNIT MODEL 81	136913A, 136913X	$6,000.00	311 ARSENAL STREET
							WATERTOWN, MA 02472
		2	1812-2410	IBM SW GBPS SFP TRANSCVR PAIR		$800.00
		1	1814-70A	IBM DS4700 EXPRESS MODEL 70	138720F	$9,100.00
		2	1814-2410	IBM 22R4242 SW 4GBPS SFP TRANSCVR		$800.00
		4	1814-5601	IBM 1M LC-LC FIBER CABLE		$120.00
		4	1814-5605	IBM LC-LC 5M MULTIMODE FIBRE CABLE		$180.00
		1	1814-7382	IBM DS4700 MOD 70 EXPS ATT 1-3		$3,000.00
		1	1814-7700	IBM DS4700 WINDOWS HOST KIT		$500.00
		1	1814-7701	IBM DS4700 LINUX/INTEL HOST KIT		$500.00
		1	1814-8852	IBM DS4700 70 8 STOR PART ACTIVATION		$3,300.00
CDW	GBF7058	7	8853L3U	IBM HS21 BLADE DC 5130 1GB	1S8853AC199H9322,	$13,433.00	311 ARSENAL STREET
					1S8853AC199K2954,		WATERTOWN, MA 02472
					1S8853AC199K5226,
					1S8853AC199K5227,
					1S8853AC199K5242,
					1S8853AC199K5749,
					1S8853AC199K6848
		7	40K1227	IBM INTEL XEON DC 5130 2.0 PROC		$3,888.50
		7	39M5791	IBM 4GB KIT PC2-5300 ECC DDR2 DIMM		$5,124,00
		7	26K5777	IBM 73GB 10K U320 SFF SAS NHS HDD	1S26K577799F8906,	$1,554.00
					1S26K577799F8907,
					1S26K577799F8939,
					1S26K577799F8948,
					1S26K577799F8949,
					1S26K577799F8954,
					1S26K577799F8964
		1	86773RU	IBM BLADECENTER CHASSIS	1S8677HC1KQGT889	$2,061.00
		1	39M4675	IBM BLADECENTER 2000W POWER SUPPLY	1S39M4675KQFNZZ5	$553.00
		1	32R1860	IBM NORTEL LAYER 2/3 GBE SWITCH MOD	1S32R1860KQFBHH9	$2,000.00
		1	88643RU	IBM X3850 2X 7130N 2MB 2GB	1S88643RU99B2195	$8,700.00
		2	40K1261	IBM INTEL XEON 3.16 DC 2MB L2 PROC		$4,600.00

6 of 15

EXHIBIT A TO
LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-001
ATHENAHEALTH, INC.

VENDOR	INVOICE NO.	QTY.	ITEM NO.	DESCRIPTION	SERIAL NO.	TOTAL COST	EQUIPMENT LOCATION
		2	40K1052	IBM SAS 73GB 10K HS HD	1S40K105299L7226,	$535.30
					1S40K105299L7227
		1	39R8729	IBM SERVERAID 81 SAS CONTROLLER		$362.30
		1	41Y5001	IBM XSERIES 13000W POWER SUPPLY KIT		$196.61
		1	39M5809	IBM 2GB KIT PC2-3200 ECC DDR2 RDIMM		$379.70
		3	39M5812	IBM 4GB KIT PC2-3200 ECC DDR2 DIMM		$2,334.00
		3	41Y5000	IBM ACTIVE MEMORY 4 SLOT EXP CARD		$928.50
		2	39R6525	IBM 4GBPS FC SINGLE-PORT PCIE HBA	1S39R6525230AN6U,	$1,529.24
					1S39R6525230AN7B
CDW	FZW3294	1	8853L3U	IBM HS21 BLADE DC 5130 1GB	1S8853L3U99K5754	$1,919.00	55 MIDDLESEX TPKE
							BEDFORD, MA 01730
		1	40K1227	IBM INTEL XEON DC 5130 2.0 PROC		$555.50
		1	39M5791	IBM 4GB KIT PC2-5300 ECC DDR2 DIMM		$732.00
		1	26K5777	IBM 73GB 10K U320 SFF SAS NHS HDD	1S26K577799F5104	$222.00
		1	ASSETTAGW/ INSTALL	CDW ASSET TAG W/INSTALL		$0.00
CDW	GDJ3067	2	88643RU	IBM X3850 2X 7130N 2MB 2GB	1S8864AC199B2200,	$17,400.00	55 MIDDLESEX TPKE
					1S8864AC199B2204		BEDFORD, MA 01730
		4	40K1261	IBM INTEL XEON 3.16 DC 2MB L2 PROC		$9,200.00
		4	40K1052	IBM SAS 73GB 10K HS HD	1S40K105299V1663,	$1,070.60
					1S40K105299V1700,
					1S40K105299V1701,
					1S40K105299V1702,
					1S40K105299V1703,
					1S40K105299V1710
		2	39R8729	IBM SERVERAID 81 SAS CONTROLLER		$724.60
		2	41Y5001	IBM XSERIES 13000W POWER SUPPLY KIT		$393.22
		2	39M5809	IBM 2GB KIT PC2-3200 ECC DDR2 RDIMM		$759.40
		6	39M5812	IBM 4GB KIT PC2-3200 ECC DDR2 DIMM		$4,668.00
		6	41Y5000	IBM ACTIVE MEMORY 4 SLOT EXP CARD		$1,857.00

7 of 15

EXHIBIT A TO
LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-001
ATHENAHEALTH, INC.

VENDOR	INVOICE NO.	QTY.	ITEM NO.	DESCRIPTION	SERIAL NO.	TOTAL COST	EQUIPMENT LOCATION
		4	39R6525	IBM 4GBPS FC SINGLE-PORT PCIE HBA	1S39R6525230ARFY,	$3,058.48
					1S39R6525230ARGA,
					1S39R6525230ARG4,
					1S39R6525230AR88,
					1S39R6525230AW4R,
					1S39R6525230AX8T
CDW	GDW9451	1	88643RU	IBM X3850 2X 7130N 2MB 2GB	1S8864AC199B5658	$8,700.00	55 MIDDLESEX TPKE
							BEDFORD, MA 01730
		2	40K1261	IBM INTEL XEON 3.16 DC 2MB L2 PROC		$4,600.00
		2	40K1052	IBM SAS 73GB 10K HS HD	1S40K105299V1952,	$535.30
					1S40K105299V1954
		1	39R8729	IBM SERVERAID 81 SAS CONTROLLER		$362.30
		1	41Y5001	IBM XSERIES 13000W POWER SUPPLY KIT		$196.61
		1	39M5809	IBM 2GB KIT PC2-3200 ECC DDR2 RDIMM		$379.70
		3	39M5812	IBM 4GB KIT PC2-3200 ECC DDR2 DIMM		$2,334.00
		3	41Y5000	IBM ACTIVE MEMORY 4 SLOT EXP CARD		$928.50
		2	39R6525	IBM 4GBPS FC SINGLE-PORT PCIE HBA	1S39R6525230AVKH,	$1,529.24
					1S39R6525230AVM2
CDW	GFW1250	3	797871U	IBM X3550 DC 5160 1GB	1S7978AC1KQFWGY8,	$7,725.39	55 MIDDLESEX TPKE
					1S7978AC1KQFWHK1,		BEDFORD, MA 01730
					1S7978AC1KQFXKV0
		3	40K1242	IBM INTEL XEON DC 5160 3.0 PROC		$4,336.05
		6	40K1043	IBM 73GB 15K HOT-SWAP 3.5IN U320 SAS	1S40K104399L8731,	$1,639.80
					1S40K104399L8915,
					1S40K104399L8917,
					1S40K104399L8921,
					1S40K104399L8934,
					1S40K104399L8941
		3	39Y9566	IBM RSA-II SLIMLINE ADAPTER		$867.45
		3	32R2815	IBM X3550 REDUNDANT POWER SUPPLY		$432.00
		5	39M5791	IBM 4GB KIT PC2-5300 ECC DDR2 DIMM		$3,660.00
CDW	GFG6089	1	86773RU	IBM BLADECENTER CHASSIS	1S8677HC199ZM879	$2,061.00	55 MIDDLESEX TPKE
							BEDFORD, MA 01730

8 of 15

EXHIBIT A TO
LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-001
ATHENAHEALTH, INC.

VENDOR	INVOICE NO.	QTY.	ITEM NO.	DESCRIPTION	SERIAL NO.	TOTAL COST	EQUIPMENT LOCATION
		1	39M4675	IBM BLADECENTER 2000W POWER SUPPLY	1S39M4675KQFNZX8	$553.00
		1	32R1860	IBM NORTEL LAYER 2/3 GBE SWITCH MOD	1S32R1860KQFBHH7	$2,000.00
CDW	GGL7053	1	797951U	IBM X3650 DC 5140 1GB	1S7979AC1KQGDLC3	$2,325.00	55 MIDDLESEX TPKE
							BEDFORD, MA 01730
		1	40K1234	IBM INTEL XEON DC 5140 2.33 PROCESSOR		$920.00
		3	39M5791	IBM 4GB KIT PC2-5300 ECC DDR2 DIMM		$2,196.00
		1	39Y9566	IBM RSA-II SLIMLINE ADAPTER		$300.75
		1	40K1905	IBM X3650/X3655 REDUNDANT POWER SUPPLY		$210.00
		2	40K1043	IBM 73GB 15K HOT-SWAP 3.5IN U320 SAS	1S40K104399L7053,	$670.00
					1S40K104399L7059
		4	40K1040	IBM SAS 146GB 10K HD	1S40K104099K6530,	$1,560.00
					1S40K104099K6537,
					1S40K104099K6539,
					1S40K104099K7860
		1	25R8064	IBM SERVERAID 8K SAS CONTROLLER		$320.00
		1	39R6525	IBM 4GBPS FC SINGLE-PORT PCIE HBA	1S39R652530H7PH	$764.62
CDW	GLV9859	2	88643RU	IBM X3850 2X 7130N 2MB 2GB	1S88643RU99B6980,	$17,400.00	55 MIDDLESEX TPKE
					1S88643RU99B6988		BEDFORD, MA 01730
		4	40K1261	IBM INTEL XEON 3.16 DC 2MB L2 PROC		$9,200.00
		4	40K1052	IBM SAS 73GB 10K HS HD	1S40K105299R7364,	$1,070.60
					1S40K105299R7372,
					1S40K105299R7404,
					1S40K105299T0364
		2	39R8729	IBM SERVERAID 81 SAS CONTROLLER		$724.60
		2	41Y5001	IBM XSERIES 13000W POWER SUPPLY KIT		$393.22
		2	39B5809	IBM 2GB KIT PC2-3200 ECC DDR2 RDIMM		$759.40
		6	39M5812	IBM 4GB KIT PC2-3200 ECC DDR2 DIMM		$4,668.00
		6	41Y5000	IBM ACTIVE MEMORY 4 SLOT EXP CARD		$1,857.00
		4	39R6525	IBM 4GBPS FC SINGLE-PORT PCIE HBA	1S39R6525230B6PN,	$3,058.48
					1S39R6525230B6RG,
					1S39R6525230B6RM,
					1S39R6525230B1TL

9 of 15

EXHIBIT A TO
LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-001
ATHENAHEALTH, INC.

VENDOR	INVOICE NO.	QTY.	ITEM NO.	DESCRIPTION	SERIAL NO.	TOTAL COST		EQUIPMENT LOCATION
SENTINEL PROPERTIES	BD2007-116	27		CABINET INSTALLATION AND GROUNDING			$6,885.00	311 ARSENAL STREET
								WATERTOWN, MA 02472
		1		CABLE TRAY (PER ATHENAHEALTH PLAN)			$9,475.00
		60		POWER CABLING - L6-30			$16,320.00
		4		POWER CABLING - 60A SINGLE PHASE			$3,192.00
		6		POWER CABLING - L5-20			$1,362.00
		3		RPP INSTALLATION - 3 RPP’S AMD RELATED			$31,125.00
				FEEDERS
ADAPTIVE	AC-20070512	2	MGBIC-LC09	MINI-GBIC 1000BASE-LX WITH 1 LC SM PORT			$1,592.00	55 MIDDLESEX TPKE
COMMUNICATIONS								BEDFORD, MA 01730
ADAPTIVE	AC-20070486	1	7G4202-72	DFE (DISTRIBUTED FORWARDING ENGINE) PLATINUM 72 PORTS 10/100/1000BASE-TX RJ45			$13,337.10	55 MIDDLESEX TPKE
COMMUNICATIONS								BEDFORD, MA 01730
ADAPTIVE	AC-20070436	1	N7-SYSTEM-R	MATRIX N7 SYSTEM BUNDLE INCLUDING CHASSIS,			$6,087.10	55 MIDDLESEX TPKE
COMMUNICATIONS				FAN TRAY AND TWO POWER SUPPLY				BEDFORD, MA 01730
		1	7G4202-72	DFE (DISTRIBUTED FORWARDING ENGINE) PLATINUM			$13,337.10
				72 PORTS 10/100/1000BASE-TX RJ45
PRESIDIO	INV000031193	1	NM-1T3/E3	CISCO ONE PORT T3/E3 NETWORK MODULE	FOC11294NPV		$5,270.00	311 ARSENAL STREET
								WATERTOWN, MA 02472
PRESIDIO	INV000030782	2	ASA5520-BUN-K9	CISCO ASA 5520 APPLIANCE SECURITY APPLIANCE -	JMX1126L0UY,		$10,074.00	311 ARSENAL STREET
				FAST EN, GIGABIT EN - 1 U RACK-MOUNTABLE	JMX1126L0UZ			WATERTOWN, MA 02472
		2	CON-OSP-AS2BUNK9	CISCO SMARTNET ONSITE 24X7X4 ASA5520 W/300	CONTRACT # 3594407		$2,880.00
				VPN PRS, 4GE+1FE, 3DES/AES
		2	ASA5550-BUN-K9	CISCO ASA 5550 FIREWALL EDITION BUNDLE	JMX1126L1AH,		$25,194.00
				SECURITY APPLIANCE - EN, FASTEN, GIGABIT	JMX1126L1AJ
				EN - 1U - RACK MOUNTABLE
		1	CON-OSP-AS5550B	CISCO SMARTNET ONSITE PREMIUM EXTENDED	CONTRACT # 3594408		$1,440.00
				SERVICE AGREEMENT - REPLACEMENT - 1 YEAR
				ONSITE 24X7X4H
		1	CON-SNTP-3845SEC	CISCO SMARTNET PREMIUM EXTENDED SERVICE	CONTRACT # 3583757		$2,173.00
				AGREEMENT - REPLACEMENT - 1 YEAR 24X7X4H
			TRADE DISCOUNT	TRADE DISCOUNT		-$	7,347.50

10 of 15

EXHIBIT A TO
LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-001
ATHENAHEALTH, INC.

VENDOR	INVOICE NO.	QTY.	ITEM NO.	DESCRIPTION	SERIAL NO.	TOTAL COST		EQUIPMENT LOCATION
PRESIDIO	INV000030241	1	CISCO3845-SEC/K9	CISCO 3845 SECURITY BUNDLE	FTX1126A17T		$9,069.00	311 ARSENAL STREET
				ROUTER - EN, FAST EN, GIGABIT				WATERTOWN, MA 02472
				EN - CISCO IOS ADVANCED
				SECURITY - 3 U
		1	S384UASK9B-12412	CISCO IOS ADVANCED IP SERVICES	NSN66508		$630.00
				(V 12 4(12)) - PRODUCT UPGRADE
				PACKAGE - UPGRADE FROM CISCO
				IOS ADVANCED SECURITY
		1	MEM3800-256U512D	UPGRADE FROM 256MB TO 512MB			$1,260.00
				MEMORY-256MB-DDR
		1	PWR-3845-AC/2	CISCO POWER SUPPLY - REDUNDANT	NSN66508		$315.00
			TRADE DISCOUNT	TRADE DISCOUNT		-$	2,652.50
OPEX CORPORATION	1003716	1	OM2100	OMATION MODEL 2100 ENVELOPENER	ZB01409		$3,595.00	311 ARSENAL STREET
								WATERTOWN, MA 02472
C.E. COMMUNICATION	9001	8	P3MM51141200	P3LINK MPO CASSETTE MODULE,			$1,520.00	311 ARSENAL STREET
SERVICES				PINNED, 10 GIG 50/125 MM, LC				WATERTOWN, MA 02472
				AQUA DUPLEX ADAPTERS, 12-FIBER
				STANDARD CASSETTE
C.E. COMMUNICATION	8817	42	I-1499515-2	AMP NETCONNECT, MRJ21 TO MRJ21			$8,483.16	55 MIDDLESEX TPKE
SERVICES				CABLE ASSEMLBY, UTP, CMR (180				BEDFORD, MA 01730
				DEGREE BACK SHELL) GRAY, 12
				METERS
		24	I-1499515-1	AMP NETCONNECT, MRJ21 TO MRJ21			$4,610.40
				CABLE ASSEMLBY, UTP, CMR (180
				DEGREE BACK SHELL) GRAY, 11
				METERS
		24	1499515-9	AMP NETCONNECT, MRJ21 TO MRJ21			$4,374.00
				CABLE ASSEMLBY, UTP, CMR (180
				DEGREE BACK SHELL) GRAY, 9
				METERS
		18	1499515-8	AMP NETCONNECT, MRJ21 TO MRJ21			$3,189.60
				CABLE ASSEMLBY, UTP, CMR (180
				DEGREE BACK SHELL) GRAY, 8
				METERS
		24	1499515-7	AMP NETCONNECT, MRJ21 TO MRJ21			$4,132.08
				CABLE ASSEMLBY, UTP, CMR (180
				DEGREE BACK SHELL) GRAY, 7
				METERS
		34	1499515-5	AMP NETCONNECT, MRJ21 TO MRJ21			$5,508.00
				CABLE ASSEMLBY, UTP, CMR (180
				DEGREE BACK SHELL) GRAY, 5
				METERS

11 of 15

EXHIBIT A TO
LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-001
ATHENAHEALTH, INC.

VENDOR	INVOICE NO.	QTY.	ITEM NO.	DESCRIPTION	SERIAL NO.	TOTAL COST	EQUIPMENT LOCATION
		22	1777052-1	AMP MRJ21 HIGH-DENSITY ANGLED 48-PORT PATCH PANEL 4-PAIR (10/100/1000BASE-T) FOR FAST ETHERNET & GIGABIT ETHERNET		$5,527.50
				APPLICATIONS
		20	1435971-1	AMP NETCONNECT MRJ21 STRAIGHT PATCH PANEL, 48-PORT, 10/100/1000BASE-T FOR FAST ETHERNET & GIGABIT ETHERNET APPLICATIONS		$5,025.00
		3	1777029-1	AMP NETCONNECT MRJ21 STRAIGHT PATCH PANEL, 24-PORT, 10/100/1000BASE-T FOR FAST ETHERNET & GIGABIT ETHERNET APPLICATIONS		$610.50
		45	557548-1	AMP NETCONNECT CABLE SUPPORT BAR, RACKMOUNT DEPTH: 5”		$540.00
		10	FTS-175	CENTURY FIBER OPTICS 1U RACK MOUNT FIBER OPTIC ENCLOSURE COLOR: BLACK		$1,650.00
		16	P3MM51142400	P3LINK MPO CASSETTE MODULE, PINNED, 10 GIG 50/125 MM, LC AQUA QUAD COUPLERS, 24-FIBER, STANDARD CASSETTE SHELL (041907)		$6,080.00
		2	559552-2	AMP NETCONNECT 4U RACK MOUNT FIBER OPTIC PATCH PANEL ENCLOSURE HOLDING UP TO 288-FIBER COLOR BLACK (021407)		$530.00
		16	P3MM51142402	CECOMM P3LINK FIBER OPTIC CASSETTE MTP(M)/LC QUAD 24-FIBER 10 GIG 50/125 MM DEPTH. 6” (AMP FOOTPRINT CASSETTE SHELL SUPPLIED BY C.E. COMMUNICATION)		$6,080.00
		6	P3RP2428F300	P3LILNK MPO BACKBONE TRUNK CABLE INDOOR OFNP, 24-FIBER 10 GIG 50/125 MM, MPO PINNED, STRAIGHT THROUGH WIRED W/36” COLOR		$2,516.76
				CODED BREAKOUT LEGS LENGTH: 9 METER

12 of 15

EXHIBIT A TO
LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-001
ATHENAHEALTH, INC.

VENDOR	INVOICE NO.	QTY.	ITEM NO.	DESCRIPTION	SERIAL NO.	TOTAL COST	EQUIPMENT LOCATION
		6	P3RP2428F300	P3LILNK MPO BACKBONE TRUNK CABLE INDOOR OFNP, 24-FIBER 10 GIG 50/125 MM,		$2,457.12
				MPO PINNED, STRAIGHT THROUGH WIRED W/36” COLOR CODED BREAKOUT LEGS
				LENGTH: 8 METER
		2	P3RP2428F300	P3LILNK MPO BACKBONE TRUNK CABLE INDOOR OFNP, 24-FIBER 10 GIG 50/125 MM,		$799.16
				MPO PINNED, STRAIGHT THROUGH WIRED W/36” COLOR CODED BREAKOUT LEGS
				LENGTH: 7 METER
		1	P3RP2428F300	P3LILNK MPO BACKBONE TRUNK CABLE INDOOR OFNP, 24-FIBER 10 GIG 50/125 MM,		$369.76
				MPO PINNED, STRAIGHT THROUGH WIRED W/36” COLOR CODED BREAKOUT LEGS
				LENGTH: 4 METER
		1	P3RP2428F300	P3LILNK MPO BACKBONE TRUNK CABLE INDOOR OFNP, 24-FIBER 10 GIG 50/125 MM,		$359.82
				MPO PINNED, STRAIGHT THROUGH WIRED W/36” COLOR CODED BREAKOUT LEGS
				LENGTH: 3 METER
		44	558331-1	AMP NETCONNECT 2U HORIZONTAL RINGED CABLE MANAGEMENT PANEL		$1,760.00
C.E. COMMUNICATION SERVICES	8910	1	LABOR	LABOR INCLUDES INSTALLING COPPER AND FIBER PATCH PANELS IN MULTIPLE CABINETS, RUNNING PRE-TERMINATED COPPER AND FIBER CABLES, ROUTING AND DRESSING OUT CABLES IN DESIGNATED PANELS. TESTING NOT INCLUDED		$2,940.00	55 MIDDLESEX TPKE BEDFORD, MA 01730
RAID INCORPORATED	SI-18806	2	SB5202-20A	QLOGIC SWITCH 2GB 20-PORT 2PS 20 PORT KEY	119022,199023	$12,230.00	311 ARSENAL STREET WATERTOWN, MA 02472

13 of 15

EXHIBIT A TO
LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-001
ATHENAHEALTH, INC.

VENDOR	INVOICE NO.	QTY.	ITEM NO.	DESCRIPTION	SERIAL NO.	TOTAL COST	EQUIPMENT LOCATION
		32	FTLF8519P2BNL	GBIC FINISAR SFP OPTICAL 3.3V 2GB ROHS	118990, 118991, 118992,	$1,920.00
					118993, 118994, 118995,
					118996, 118997, 118998,
					118999, 119000, 119001,
					119002, 119003, 119004,
					119005, 119006, 119007,
					119008, 119010, 119011,
					119012, 119013, 119014,
					119015, 119016, 119017,
					119018, 119019, 119020,
					119021
		2	2XPAK-COPP-09	QLOGIC 10GB CAB COPPER STACKING CABLE 9”	119024, 119025	$700.00
WRIGHT LINE	3565316	1	EALAD1006B	LADDERRACK 6’W 10’L 1.5”H, BLACK		$104.40	55 MIDDLESEX TPKE BEDFORD, MA 01730
		1	EALAD1012B	LADDERRACK, 12’W, 10’L,1.5”H, BLK		$114.30
WRIGHT LINE	3565166	27	VCMT24SP	CABLE TROUGH, 24”W SOLID PANEL		$777.60	55 MIDDLESEX TPKE BEDFORD, MA 01730
		27	VCMT24PP	CABLE TROUGH, 24W PASS THRU PNL		$850.50
		27	VCMT24PT	POWER TROUGH, 24” WIDE		$2,016.90
		2	JCMTLDRPR	LADDER RACK BRKTS, PARALLEL MNT		$43.20
		6	VSPS4240	ASSY SOLID SIDE PANEL 42U 40” D		$864.00

14 of 15

EXHIBIT A TO
LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-001
ATHENAHEALTH, INC.

VENDOR	INVOICE NO.	QTY.	ITEM NO.	DESCRIPTION	SERIAL NO.	TOTAL COST	EQUIPMENT LOCATION
		27	V3CBB74	BUSS BAR ISOLATED COPPER 42U	070000011397,	$3,207.60
					070000011398,
					070000011399,
					070000011400,
					070000011401,
					070000011402,
					070000011403,
					070000011404,
					070000011405,
					070000011406,
					070000011407,
					070000011408,
					070000011409,
					070000011410,
					070000011411,
					070000011412,
					070000011413,
					070000011414,
					070000011415,
					070000011416,
					070000011417,
					070000011418,
					070000011419,
					070000011420,
					070000011421,
					070000011422,
					070000011423
		30	PDME302001	PWR ME V64 L6-30P SGL 001		$14,283.00
		15	PDML302004	RACK PWR ML V64 L6-30P DUL C13		$11,731.50
		27	VFR422440	VANTAGE S2 42U X 24” W X 40”D		$13,340.70
		27	VTPS2440	TOP PNL SOLID 24W X 40D CAN S2		$1,166.40
		27	VRM42SQ	19” EIA 375 DQ HOLD 42U RAILS		$3,159.00
		27	OPVAN17	ENCLOSURE PACKAGING		$0.00

						$878,036.09

15 of 15

Leaseline Summary
dated December 21, 2007
for Leaseline Schedule No. LL-002

Lessee:	ATHENAHEALTH, INC.	Lessor:	CIT TECHNOLOGIES CORPORATION

Street Address:	311 Arsenal Street	Street Address:	2285 Franklin Road

City/State/Zip:	Watertown, MA 02472	City/State/Zip:	Bloomfield Hills, MI 48302
Leaseline Summary to the above-referenced Leaseline Schedule incorporating the Master Equipment Lease Agreement dated June 1, 2007, between Lessee and Lessor. Capitalized terms used in this Leaseline Summary without definition are defined in the Leaseline Schedule.
1.	The Lessor’s Basis and Rental Payment for the Equipment is summarized as follows:

	Lessor’s	Lease Rate	Rental
	Basis	Factor	Payment
Hardware:	$286,403.22	.029330	$8,400.21
Software/Soft Cost (up to 25%):	$144,463.46	.029330	$4,237.11
Software/Soft Cost (in excess to 25%):	$146,987.16	.031758	$4,668.02

Total:	$577,853.84		$17,305.34
2.	The Equipment is summarized by reference on Exhibit A attached hereto and incorporated herein.
Each party acknowledges its receipt and review of this Leaseline Summary and that none of its provisions are missing or illegible. The page numbering of this Leaseline Summary may be exclusive of exhibits, if any. If this Leaseline Summary was transmitted to Lessee for signature in electronic format, Lessee represents and warrants that the text originally transmitted has not been altered in any way. Lessor’s acceptance of this Leaseline Summary is based on its reliance on, and specifically conditioned by, the truth of this representation and warranty. When executed by Lessee and Lessor, this Leaseline Summary amends the Leaseline Schedule. Except as provided in this Leaseline Summary, the terms and conditions of the Leaseline Schedule remain the same.

ATHENAHEALTH, INC. (Lessee)		CIT TECHNOLOGIES CORPORATION (Lessor)

By:	/s/ Carl Byers	By:	/s/ Wendell A. Lochbiler
	Name/Title: Carl Byers CFO		Name/Title:	WENDELL A. LOCHBILER VICE PRESIDENT OF LEASE OPERATIONS
	Date: Dec. 26, 2007		Date: 12-26-07

EXHIBIT A TO
LEASELINE SUMMARY
TO LEASELINE SCHEDULE
NO. LL-002
ATHENAHEALTH, INC.

VENDOR	INVOICE NO.	QTY.	ITEM NO.	DESCRIPTION	SERIAL NO.	TOTAL COST	EQUIPMENT LOCATION	ACCEPTANCE DATE
BLUE RIVER ASSOC	1273	1		SUGARCRM DEVELOPMENT AND BUG FIX FOR AUGUST		$4,870.50	311 ARSENAL STREET WATERTOWN, MA 02472	$4,870.50
CE COMMUNICATION	9107	64	FD5AGLCD-00	FIBER OPTIC ASSEMBLY 10G 50/125 MM DUPLEX ORNR RATED 2MM AQUA JACKET LC/LC LENGTH. 1 METER		$1,560.32	55 MIDDLESEX TURNPIKE BEDFORD, MA 01730
		64	FD5ALCD-001M	FIBER OPTIC ASSEMBLY 50/125 MM DUPLEX ORNR RATED 2MM AQUA JACKET LC/LC LENGTH. 1 METER		$1,479.68
		48	FD5AGLCD-00	FIBER OPTIC ASSEMBLY 10G 50/125 MM DUPLEX ORNR RATED 2MM AQUA JACKET LC/LC LENGTH. 2 METER		$1,260.00
		48	FD5ALCD-002M	FIBER OPTIC ASSEMBLY 50/125 MM DUPLEX ORNR RATED 2MM AQUA JACKET LC/LC LENGTH. 2 METER		$1,164.00
		24	24PA/JKR-RJ-C	CECOMM CABLE ASSEMBLY 23AWG 6 X 4PR BUNDLE CAT 8 RISER RATED WRAPPED W/TECHFLEX TERMINATED AMP CAT 6 SL SERIES MODULAR JACK STAGGERED RIGHT TO RJ45 CUSTOM LENGTH BREAKOUT FOR ENTERSYS SWITCH TOTAL LENGTH: 9’		$3,793.92
		24	24PA/JKL-RJ-C	CECOMM CABLE ASSEMBLY 23AWG 6 X 4PR BUNDLE CAT 6 RISER RATED WRAPPED W/TECHFLEX TERMINATED AMP CAT 6 SL SERIES MODULAR JACK STAGGERED LEFT TO RJ45 CUSTOM LENGTH BREAKOUT FOR ENTERSYS SWITCH TOTAL LENGTH: 9’		$3,793.92
		4	PP72HDARU2	72-PORT CATEGORY 6 HIGH DENSITY ANGLED PATCH PANEL, 2U		$300.00
		1	MATERIALS	LABOR AND MATERIALS		$2,880.00		$16,231.84

CE COMMUNICATION	9118	200	2591	AC POWER CORD lEC 60320 C14 PLUG TO C13 CONNECTOR 2.5 FEET 15A/250V 14/3		$1,328.00	55 MIDDLESEX TURNPIKE BEDFORD, MA 01730
CE COMMUNICATION	9198	20	PC6B-WH-003F	PATCH CORD CAT 6 WHITE W/BOOTS LENGTH: 3’		$78.00	55 MIDDLESEX TURNPIKE BEDFORD, MA 01730
		60	PC6B-WH-005F	PATCH CORD CAT 6 WHITE W/BOOTS LENGTH: 5’		$270.00
		200	PC6B-WH-007F	PATCH CORD CAT 6 WHITE W/BOOTS LENGTH: 7’		$1,020.00
1 of 10

EXHIBIT A TO
LEASELINE SUMMARY
TO LEASELINE SCHEDULE
NO. LL-002
ATHENAHEALTH, INC.

								ACCEPTANCE
VENDOR	INVOICE NO.	QTY.	ITEM NO.	DESCRIPTION	SERIAL NO.	TOTAL COST	EQUIPMENT LOCATION	DATE
		20	PC88-YE-003F	PATCH CORD CAT 6 YELLOW W/BOOTS LENGTH: 3’		$78.00
		60	PC6B-YE-O05F	PATCH CORD CAT 6 YELLOW W/BOOTS LENGTH: 5’		$270.00
		200	PC6B-YE-007F	PATCH CORD CAT 6 YELLOW W/BOOTS LENGTH: 7		$1,020.00
		20	PC6B-GR-003F	PATCH CORD CAT 6 GREEN W/BOOTS LENGTH: 3’		$78.00
		40	PC6B-GR-005F	PATCH CORD CAT 6 GREEN W/BOOTS LENGTH: 5’		$180.00
		100	PC6B-GR-007F	PATCH CORD CAT 6 GREEN W/BOOTS LENGTH: 7’		$510.00
		10	PC6B-RD-010F	PATCH CORD CAT 6 RED W/BOOTS LENGTH: 10’		$60.00
		10	PC6B-OR-010F	PATCH CORD CAT 6 ORANGE W/BOOTS LENGTH: 10’		$60.00
CE COMMUNICATION	9108	1	1725150-1	AMP NETCONNECT SL SERIES MODULAR JACK		$107.14	55 MIDDLESEX TURNPIKE
				TERMINATION TOOL W/LACING FIXTURE			BEDFORD, MA 01730
		18	1375055-2	AMP NETCONNECT SL SERIES 110 CONNECT CAT 6		$107.64		$214.78
				INSERT COLOR: BLACK
SYNERGY	200609.08	4		COMMISSIONING WORK FOR PERIOD FROM MAY 19,		$520.00	311 ARSENAL STREET
				2007 THROUGH AUGUST 24, 2007			WATERTOWN, MA 02472
		1	EXPENSES	EXPENSES		$42.93		$562.93
RAID INCORPORATED	SI-19117	1	RS-TlER-2	RAIDSERV TIER 2 SUPPORT		$18,800.00	311 ARSENAL STREET WATERTOWN, MA 02472	$18,800.00
IMAGING BUSINESS MACHINES	JKEH-76ZPGK-1	2	203-00023	IMAGETRAC III, E13B MICR READ, TOP SIDE		$11,000.00	311 ARSENAL STREET WATERTOWN, MA 02472
		12	500-00006	INTEGRATION SERVICES/HOURLY		$0.00		$11,000.00
PRESIDIO	31796	2	NME-16ES-1G	CISCO ETHERSWITCH SERVICE MODULE SWITCH, 16		$2,892.00	311 ARSENAL STREET
				PORTS, EN, FAST EN, 10BASE-T 100BASE-TX +			WATERTOWN, MA 02472
				1X10/100/1000BASE-T PLUG-IN MODULE
PRESIDIO	31909	1	ACS-3845RM-19	CISCO RACK MOUNTING KIT		$64.00	311 ARSENAL STREET WATERTOWN, MA 02472
PRESIDIO	30974	1	CON-OSP-AS5550B	CISCO SMARTNET ONSITE PREMIUM EXTENDED SERVICE AGREEMENT		$1,440.00	311 ARSENAL STREET WATERTOWN, MA 02472	$1,440.00
DELL	XC46P2T12	10	341-3332	80GB HARD DRIVE 9.5MM, 7200RPM FOR DELL		$749.90	311 ARSENAL STREET
				LATTITUDE D620 CUSTOMER KIT			WATERTOWN, MA 02472
2 of 10

EXHIBIT A TO
LEASELINE SUMMARY
TO LEASELINE SCHEDULE
NO. LL-002
ATHENAHEALTH, INC.

								ACCEPTANCE
VENDOR	INVOICE NO.	QTY.	ITEM NO.	DESCRIPTION	SERIAL NO.	TOTAL COST	EQUIPMENT LOCATION	DATE
DELL	XC4FJ6J83	1	310-6748	DELL 3400MP REPLACEMENT CABLE KIT		$29.00	311 ARSENAL STREET
							WATERTOWN, MA 02472
DELL	XC4MM4J89	2	310-7921	ULTRA LIGHT NYLON SLIP CASE DELL LATITUDE D-		$46.50	311 ARSENAL STREET
				FAMILY NOTEBOOKS			WATERTOWN, MA 02472
		8	310-7920	CLASSIC NYLON CARRYING CASE FOR DELL		$201.60
				LATITUDE D-FAMILY
		3	310-7443	LARGE NYLON CARRYING CASE FOR DELL LATITUDE		$88.80
				D-FAMILY NOTEBOOKS
DELL	XC4WTND25	1	430-1649	DELL TRUEMOBILE 350 BLUETOOTH MODULE FOR		$23.20	311 ARSENAL STREET
				LATITUDE D CUSTOMER INSTALL			WATERTOWN, MA 02472
DELL	XC572X414	2	A0231883	CHIEF FSM-4101 BRACKET FOR FLAT PANEL SILVER		$99.00	311 ARSENAL STREET
				METALLIC MOUNTING INTERFACE 100X100MM, 75X75MM WALL MOUNTED			WATERTOWN, MA 02472

DELL	XC41136W7	10	312-0383	6-CELL/55-WHR PRIMARY BATTERY LATITUDE D620		$973.00	311 ARSENAL STREET
							WATERTOWN, MA 02472
		20	310-7699	90 WATT AC ADAPTER W/6-FOOT POWER CORD, LAT		$1,035.80		$2,008.80
CDW	GRS0110	6	8853L3U	IBM HS21 BLADE DC 5130 1GB	1S8853AC199K4825,	$11,340.00	55 MIDDLESEX TURNPIKE
					1S8853AC199M1810,		BEDFORD, MA 01730
					1S8853AC199M1812,
					1S8853AC199M2645,
					1S8853AC199M2646,
					1S8853AC199M2647
		6	40K1227	IBM INTEL XEON DC 5130 2.0 PROC		$3,333.00
		6	39M5791	IBM 4GB KIT PC2-5300 ECC DDR2 DIMM		$4,392.00
		6	26K5777	IBM 73GB 10K U320 SFF SAS NHS HDD	1S26K577799Y8843,	$1,332.00
					1S26K577799Y8866,
					1S26K577799Y8867,
					1S26K577799Z4588,
					1S26K577799Z4592,
					1S26K577799Z4598
CDW	GRS0118	1	79795AU	IBM X3650 5140 1GB	1S79795AU99F5232	$2,325.13	55 MIDDLESEX TURNPIKE
							BEDFORD, MA 01730
		1	40K1234	IBM INTEL XEON DC 5140 2.33 PROC	1S40K1234KQHYMA9	$920.00

3 of 10

EXHIBIT A TO
LEASELINE SUMMARY
TO LEASELINE SCHEDULE
NO. LL-002
ATHENAHEALTH, INC.

								ACCEPTANCE
VENDOR	INVOICE NO.	QTY.	ITEM NO.	DESCRIPTION	SERIAL NO.	TOTAL COST	EQUIPMENT LOCATION	DATE
		8	40K1052	IBM SAS 73GB 10K HS HD	1S40K105299T4905,	$2,329.12
					1S40K105299T4906,
					1S40K105299T4907,
					1S40K105299T4908,
					1S40K105299T4931,
					1S40K105299T4932,
					1S40K105299W1775,
					1S40K105299X0172
		3	39M5794	IBM 4GB KIT PC2-5300 ECC DDR2 DIMM		$2,196.00
		1	39Y9566	IBM RSA-II SLIMLINE ADAPTER		$301.00
		1	40K1905	IBM X3650/X3655 REDUNDANT POWER SUPPLY		$210.00
		1	25R8064	IBM SERVERAID 8K SAS CONTROLLER		$320.02
CDW	GRS0125	2	797871U	IBM X3550 DC 5160 1GB	1S797871U99E0947,	$5,150.26	55 MIDDLESEX TURNPIKE
					1S797871U99E0964		BEDFORD, MA 01730
		2	40K1242	IBM INTEL XEON DC 5160 3.0 PROC		$2,890.70
		4	40K1043	IBM 73GB 15K HOT-SWAP 3.5IN U320 SAS	1S40K104399V0428,	$1,093.20
					1S40K104399V0431,
					1S40K104399V0553,
					1S40K104399V0557
		2	39Y9555	IBM RSA-II SLIMLINE ADAPTER		$602.00
		2	32R2815	IBM X3550 REDUNDANT POWER SUPPLY		$288.00
		4	39M5791	IBM 4GB KIT PC2-5300 ECC DDR2 DIMM		$2,928.00
		4	39R6525	IBM 4GBPS FC SINGLE-PORT PCIE HBA	1S39R6525230AXTK,	$3,058.48
					1S39R6525230AXTL,
					1S39R6525230B3TP,
					1S39R625230B8N2
CDW	GSK4137	1	86773RU	IBM BLADECENTER CHASSIS	1S8677HC199ZD749	$2,200.00	55 MIDDLESEX TURNPIKE
							BEDFORD, MA 01730
		1	39M4675	IBM BLADECENTER 2000W POWER SUPPLY	1S39M4675KQKDWN9	$553.00
		1	32R1860	IBM NORTEL LAYER 2/3 GBE SWITCH MOD	1S32R1860KQDPPZ7	$2,000.00
CDW	GSR9677	3	88643RU	IBM X3850 2X 7130N 2MB 2GB	1S88643RU99B8763,	$26,100.00	55 MIDDLESEX TURNPIKE
					1S88643RU99B9088,		BEDFORD, MA 01730
					1S88643RU99B9090
		6	40K1261	IBM INTEL XEON 3.16 DC 2MB L2 PROCESSOR		$13,800.00

4 of 10

EXHIBIT A TO
LEASELINE SUMMARY
TO LEASELINE SCHEDULE
NO. LL-002
ATHENAHEALTH, INC.

								ACCEPTANCE
VENDOR	INVOICE NO.	QTY.	ITEM NO.	DESCRIPTION	SERIAL NO.	TOTAL COST	EQUIPMENT LOCATION	DATE
		6	40K1052	IBM SAS 73GB 10K HS HD	1S40K105299R7430,	$1,746.84
					1S40K105299T0897,
					1S40K105299T0898,
					1S40K105299T0899,
					1S40K105299T0900,
					1S40K105299T0901
		3	39R8729	IBM SERVERAID 8I SAS CONTROLLER		$1,086.90
		3	41Y5001	IBM XSERIES 1300W POWER SUPPLY KIT		$589.83
		3	39M5809	IBM 2GB KIT PC2-3200 ECC DDR2 DIMM		$1,139.10
		9	39M5812	IBM 4GB KIT PC2-3200 ECC DDR2 DIMM		$7,011.00
		9	41Y5000	IBM ACTIVE MEMORY 4 SLOT EXP CARD		$2,790.00
		6	39R6525	IBM 4GBPS FC SINGLE-PORT PCIE HBA	1S39R6525230B1TD,	$4,587.72
					1S39R6525230B657,
					1S39R6525230B8LZ,
					1S39R6525230B8MC,
					1S39R6525230B8M2,
					1S39R6525230B8M5
CDW	GRS0043	2	73P5847	IBM 60A 3PHASE PDU		$3,700.00	55 MIDDLESEX TURNPIKE BEDFORD, MA 01730
CDW	GRH8276	16	40K6816	IBM TS 73GB 15K 4GBPS EDDM		$14,400.00	55 MIDDLESEX TURNPIKE BEDFORD, MA 01730

5 of 10

EXHIBIT A TO
LEASELINE SUMMARY
TO LEASELINE SCHEDULE
NO. LL-002
ATHENAHEALTH, INC.

								ACCEPTANCE
VENDOR	INVOICE NO.	QTY.	ITEM NO.	DESCRIPTION	SERIAL NO.	TOTAL COST	EQUIPMENT LOCATION	DATE
CDW	GSQ3406	19	40K6816	IBM TS 73GB 15K 4GBPS EDDM	1S40K68169907256,	$17,100.00	55 MIDDLESEX
							TURNPIKE
					1S40K68169907265,		BEDFORD, MA 01730
					1S40K68169907266,
					1S40K68169907273,
					1S40K68169907274,
					1S40K68169907275,
					1S40K68169907297,
					1S40K68169907313,
					1S40K68169907314,
					1S40K68169907315
					1S40K68169907316,
					1S40K68169907321,
					1S40K68169907323,
					1S40K68169907324,
					1S40K68169907489,
					1S40K68169907490,
					1S40K68169907491,
					1S40K68169307492,
					1S40K68169907493
CDW	GRM1136	1	F2F802L7-10M	BELKIN 10M FIB CABLE LC/LC SM		$60.00	311 ARSENAL STREET
							WATERTOWN, MA 02472
CDW	GTR9727	1	797871U	IBM X3550 DC 5160 1GB	1S7978AC1KQGARD9	$2,575.13	55 MIDDLESEX
							TURNPIKE
							BEDFORD, MA 01730
		1	40K1242	IBM INTEL XEON DC 5160 3.0 PROC		$1,445.35
		2	40K1043	IBM 73GB 15K HOT-SWAP 3.5IN U320 SAS	1S40K104399V2310,	$546.60
					1S40K104399V2323
		1	39Y9566	IBM RSA-II SLIMLINE ADAPTER		$301.00
		1	32R2815	IBM X3550 REDUNDANT POWER SUPPLY		$144.00
		2	39M5791	IBM 4GB KIT PC2-5300 ECC DDR2 DIMM		$1,464.00
		2	39R6525	IBM 4GBPS FC SINGLE-PORT PCIE HBA	1S39R6525230B8LY	$1,529.24
CDW	GVB4448	1	88643RU	IBM X3850 2X 7130N 2MB 2GB	1S8864AC199B9089	$8,700.00	55 MIDDLESEX
							TURNPIKE
							BEDFORD, MA 01730
		2	40K1261	IBM INTEL XEON 3.16 DC 2MB L2 PROCESSOR		$4,600.00
		2	40K1052	IBM SAS 73GB 10K HS HD	1S40K105299T1059,	$582.28
					1S40K105299T1061
		1	39R8729	IBM SERVERAID 8I SAS CONTROLLER		$362.30

6 of 10

EXHIBIT A TO
LEASELINE SUMMARY
TO LEASELINE SCHEDULE
NO. LL-002
ATHENAHEALTH, INC.

								ACCEPTANCE
VENDOR	INVOICE NO.	QTY.	ITEM NO.	DESCRIPTION	SERIAL NO.	TOTAL COST	EQUIPMENT LOCATION	DATE
		1	41Y5001	IBM XSERIES 1300W POWER SUPPLY KIT		$196.61
		1	39M5809	IBM 2GB KIT PC2-3200 ECC DDR2 DIMM		$379.70
		3	39M5812	IBM 4GB KIT PC2-3200 ECC DDR2 DIMM		$2,337.00
		3	41Y5000	IBM ACTIVE MEMORY 4 SLOT EXP CARD		$930.00
		2	39R6525	IBM 4GBPS FC SINGLE-PORT PCIE HBA	1S39R6525230B3WT,	$1,529.24
					1S39R6525230B4EH
CDW	GWK5188	4	96P2253	OBI-IBM SVC PK SR 3YR 24X7 4HR		$3,140.00	55 MIDDLESEX	$3,140.00
							TURNPIKE
							BEDFORD, MA 01730
CDW	GWR4109	2	1812-81A	IBM DS4000 EXP810 EXP UNIT MODEL 81	13154W1, 13154W2	$6,000.00	55 MIDDLESEX
							TURNPIKE
							BEDFORD, MA 01730
		4	1812-2410	IBM SW 4 GBPS SFP TRANSCVR PAIR		$1,600.00
		1	1814-70A	IBM DS4700 EXPRESS MODEL 70	138822N	$9,100.00
		2	1814-2410	IBM 22R4242 SW 4GBPS SFP TRANSCVR		$800.00
		4	1814-5601	IBM 1M LC-LC FIBER CABLE		$120.00
		4	1814-5605	IBM LC-LC 5M MULTIMODE FIBRE CABLE		$180.00
		1	1814-7382	IBM DS4700 MOD 70 EXPS ATT 1-3	00JW342	$3,000.00
		1	1814-7700	IBM DS4700 WINDOWS HOS KIT	00JW343	$500.00
		1	1814-7701	IBM DS4700 LINUX/INTEL HOST KIT		$500.00
		1	1814-8852	IBM DS7400 70 8 STOR PART ACTIVATION		$3,300.00
CDW	GCM6311	8	69P9518	OBI-IBM SVC PK SR 3YR 24X7 4HR		$2,776.00	55 MIDDLESEX
							TURNPIKE
							BEDFORD, MA 01730
		2	30L9185	OBI-IBM SVC PK SR 3YR 24X7 4HR		$1,320.00
		4	96P2253	OBI-IBM SVC PK SR 3YR 24X7 4HR		$3,140.00		$7,236.00
CDW	GHL3572	3	21P2073	IBM 3YR 24X7X4HR ONSITE SVC FOR SRVR		$1,200.00	55 MIDDLESEX	$1,200.00
							TURNPIKE
							BEDFORD, MA 01730
CDW	GJS4683	2	39R6525	IBM 4GBPS FC SINGLE-PORT PCIE HBA	1S39R6525230B1TV,	$1,529.24	311 ARSENAL STREET
					1S39R6525230H859		WATERTOWN, MA 02472
CDW	GLB9916	4	26K5655	IBM 73.4 GB 10K 2.5” SAS HDD	MNBA-EVS-26K5655,	$1,384.72	311 ARSENAL STREET
					1S26K5655KQDRW31,		WATERTOWN, MA 02472
					1S26K5655KQDRW35,
					26K5655S99WS2909
CDW	GMP3708	15	39Y9566	IBM RSA-II SLIMLINE ADAPTER		$4,515.00	311 ARSENAL STREET
							WATERTOWN, MA 02472

7 of 10

EXHIBIT A TO
LEASELINE SUMMARY
TO LEASELINE SCHEDULE
NO. LL-002
ATHENAHEALTH, INC.

								ACCEPTANCE
VENDOR	INVOICE NO.	QTY.	ITEM NO.	DESCRIPTION	SERIAL NO.	TOTAL COST	EQUIPMENT LOCATION	DATE
CDW	GNM1313	2	96P2253	OBI-IBM SVC PK SR 3YR 24X7 4HR		$1,570.00	55 MIDDLESEX TURNPIKE BEDFORD, MA 01730	$1,570.00
CDW	GQB4598	1	21040145	MAGTEK DUAL HEAD SWIPE USB		$62.39	311 ARSENAL STREET
							WATERTOWN, MA 02472
CAROUSEL INDUSTRIES	324241	3	63383A	TN2302AP-MEDIA PROCESS BOARD-REFURBISHED	03J209724458, 03J210711471,	$6,600.00	311 ARSENAL STREET WATERTOWN, MA 02472
					03J210712115
		10	700289846	EXT MICS FOR 4690 IP SPEAKERPHONE		$2,500.00
		1	FREIGHT	FREIGHT CHARGES		$20.33		$9,120.33
CDW	HPG4773	6	AP9877	APC POWER CORD IEC 320 C19 TO C20		$183.42	55 MIDDLESEX TURNPIKE BEDFORD, MA 01730
		6	AP9892	APC PWR CORD 100-230V 2 C19 TO C20		$117.96
		1	FREIGHT	FREIGHT CHARGES		$50.79		$352.17
ORACLE	40807610	41		SOFTWARE UPDATE LICENSE & SUPPORT-ORACLE		$118,276.70	311 ARSENAL STREET	$118,276.70
				DATABASE STANDARD EDITION-PROCESSOR			WATERTOWN, MA 02472
				PERPETUAL; 02-NOV-2007; 01-NOV-2008
CDW	HQL1014	3	40K6816	IBM TS 73GB 15K 4GBPS EDDM	1S40K68169908432	$2,700.00	311 ARSENAL STREET
							WATERTOWN, MA 02472
		1	FREIGHT	FREIGHT CHARGES		$36.56		$2,736.56
CITRIX	90625619	1	CM-5850359-90450	CITRIX PRESENTATION SERVER, ENTERPRISE EDITION-SUBSCRIPTION ADVANTAGE		$1,000.00	1 MOODY STREET WALTHAM, MA 02453
				RENEWAL START: 11/15/2007 END: 11/15/2008
		1	CM-5850359-90450	CITRIX PRESENTATION SERVER, ENTERPRISE EDITION-SUBSCRIPTION ADVANTAGE RENEWAL		$1,000.00
				START: 11/15/2007 END: 11/15/2008
		1	CM-5850359-90450	CITRIX PRESENTATION SERVER, ENTERPRISE EDITION-SUBSCRIPTION ADVANTAGE RENEWAL		$1,000.00
				START: 11/15/2007 END; 11/15/2008
		1	CM-5850359-90450	CITRIX PRESENTATION SERVER, ENTERPRISE EDITION-SUBSCRIPTION ADVANTAGE RENEWAL		$1,000.00
				START: 11/15/2007 END: 11/15/2008
		1	CM-5850359-90450	CITRIX PRESENTATION SERVER, ENTERPRISE EDITION-SUBSCRIPTION ADVANTAGE RENEWAL		$1,000.00
				START: 11/15/2007 END: 11/15/2008

8 of 10

EXHIBIT A TO
LEASELINE SUMMARY
TO LEASELINE SCHEDULE
NO. LL-002
ATHENAHEALTH, INC.

								ACCEPTANCE
VENDOR	INVOICE NO.	QTY.	ITEM NO.	DESCRIPTION	SERIAL NO.	TOTAL COST	EQUIPMENT LOCATION	DATE
		1	CM-5850359-90450	CITRIX PRESENTATION SERVER, ENTERPRISE EDITION-SUBSCRIPTION ADVANTAGE RENEWAL START: 11/15/2007 END: 11/15/2008		$500.00
		1	CM-5850359-90450	CITRIX PRESENTATION SERVER, ENTERPRISE EDITION-SUBSCRIPTION ADVANTAGE RENEWAL START: 11/15/2007 END: 11/15/2008		$2,500.00
		1	CM-5850359-90450	CITRIX PRESENTATION SERVER, ENTERPRISE EDITION-SUBSCRIPTION ADVANTAGE RENEWAL START: 11/15/2007 END: 11/15/2008		$1,000.00
		1	CM-5850359-90450	CITRIX PRESENTATION SERVER, ENTERPRISE		$500.00
		1	CM-5850359-90450	CITRIX PRESENTATION SERVER, ENTERPRISE EDITION-SUBSCRIPTION ADVANTAGE RENEWAL START: 11/15/2007 END: 11/15/2008		$1,000.00		$10,500.00
MORE DIRECT	1425054	1	59471D	RSA SID700 KEYFOB-5YEAR 2 (SID700-6-60-60)		$2,045.12	311 ARSENAL STREET WATERTOWN, MA 02472
		1	FREIGHT	FREIGHT CHARGES		$42.40		$2,087.52	#########
DELL	XC6558881	10	222-7947	LATITUDE D630, INTEL CORE 2 DUO T7300, 2.00GHZ,	790YND1, HX1YND1,	$12,771.60	311 ARSENAL STREET
				800MHZ 4M L2 CACHE, DUAL CORE	6Y1YND1, FY1YND1,		WATERTOWN, MA 02472
					4Z1YND1, 9Z1YND1,
					FZ1YND1, 102YND1,
					402YNO1, 802YND1
		10	986-8177	DELL HARDWARE WARRANTY, INITIAL YEAR		$1,090.00
		1	FREIGHT	FREIGHT CHARGES		$240.00		$14,101.60
DELL	XC65K5MD6	10	341-4762	80GB HARD DRIVE 9.5MM, 7200RPM FOR LATITUDE		$792.00	311 ARSENAL STREET
				D63X, CUSTOMER INSTALL			WATERTOWN, MA 02472
		1	FREIGHT	FREIGHT CHARGES		$4.99		$796.99
DELL	XC71J56F4	10	310-7502	CORPORATE BACKPACK FOR DELL PRECISION M65,		$299.90	311 ARSENAL STREET	$299.90
				CUSTOMER KIT			WATERTOWN, MA 02472
DELL	XC73MC9T4	15	222-7947	LATITUDE D630. INTEL CORE 2 DUO T7300, 2.00GHZ,	97B2WD1, B7B2WD1,	$18,584.70	311 ARSENAL STREET
				800MHZ 4M L2 CACHE, DUAL CORE	C7B2WD1, D7B2WD1,		WATERTOWN, MA 02472
					F7B2WD1, J7B2WD1,
					68B2WD1, C8B2WD1,
					F8B2WD1, H8B2WD1,
					J8B2WD1, 19B2WD1,
					39B2WD1, 69B2WD1,
					89B2WD1
		15	986-8177	DELL HARDWARE WARRANTY, INITIAL YEAR		$1,635.00
		1	FREIGHT	FREIGHT CHARGES		$360.00		$20.579.70	$35,778.19

9 of 10

EXHIBIT A TO
LEASELINE SUMMARY
TO LEASELINE SCHEDULE
NO. LL-002
ATHENAHEALTH, INC.

									ACCEPTANCE
VENDOR	INVOICE NO.	QTY.	ITEM NO.	DESCRIPTION	SERIAL NO.	TOTAL COST		EQUIPMENT LOCATION	DATE
MORE DIRECT	1353621	750	A642668	CLIENT MANAGEMENT SUITE (41701-01-AH1)		$34,357.50		311 ARSENAL STREET
								WATERTOWN, MA 02472
		2	A642667	SERVICE AND ASSET MANAGE (46201-01-AH1)		$10,911.08
		21	A642666	SERVICE AND ASSET MANAGE (46301-04-AH1)		$27,300.00
		4	A641061	HELPDESK TRADE UP TO ASS. (A641061)		$3,175.84
		1	276988	ALTIRIS 5 INCIDENT SUPPO (30200-09)		$1,750.00			$77,494.42
MORE DIRECT	1367342	3	MDPS-ALT-20699-INS	INITIAL DESIGN AND SERVE		$30,000.00		311 ARSENAL STREET	$30,000.00
								WATERTOWN, MA 02472
MORE DIRECT	1415620	1	MDPS-ALT-20699-TUN	WELLNESS CHECKUP/FINE T		$10,000.00		311 ARSENAL STREET WATERTOWN, MA 02472	$10,000.00
							$577,853.84

10 of 10

ORIGINAL
Leaseline Schedule No. LL-002
Dated October 1, 2007

Lessee:	ATHENAHEALTH, INC.	Lessor:	CIT TECHNOLOGIES CORPORATION
Street Address:	311 Arsenal Street	Street Address:	2285 Franklin Road
City/State/Zip:	Watertown, MA 02472	City/State/Zip:	Bloomfield Hills, MI 48302
This Schedule incorporates the Master Equipment Lease Agreement dated June 1, 2007 between Lessee and Lessor. This is a Leaseline Schedule to which the terms and conditions of the Leaseline Rider apply.

Acquisition Period	Leaseline Maximum	Lease Rate Factors	Lessor’s Basis	Rental Payment
		Hardware: 0.02947 Software: 0.03191*

From October 1, 2007 through December 31, 2007	$1,250,000.00	The Hardware Lease Rate Factor applies only to Tier 1 Manufacturers’ and Approved Manufacturers’ Current (n) Technology System Components. The Software Lease Rate Factor applies to all other items. *See Special Term No. 5 below.	The aggregate for all items of Lessor’s actual cost of the item.	The aggregate for all items of each item’s Lessor’s Basis multiplied by its Lease Rate Factor.

Due Dates: Rental Payments are due in arrears on the first day of each Rental Period.	Base Term: 36 months.

Rental Period: Each calendar month during the Term.	Base Term Commencement Date: January 1, 2008

Billing Address (if different from Lessee’s address stated above)

Special Terms:
1.	In any exercise of the purchase option provided for in Section 6(a) of the Master Eiquipment Lease Agreement, the purchase price (exclusive of Taxes) shall be limited to 10.75% of Lessor’s Basis.

2.	As Lessor will be acquiring certain of the Equipment from Lessee, Lessor’s obligations under this Schedule shall be contingent on the execution by Lessee of documentation satisfactory to Lessor providing for the purchase of the Equipment and receipt by Lessor of such other documentation as it may request, including, without limitation, vendor invoices, canceled checks, bills of sale, and other documentation describing the Equipment and the prices paid therefore by Lessee and/or evidencing Lessee’s title thereto.

3.	It shall be an Event of Default under this Lease pursuant to Section 17 of the Master Equipment Lease Agreement if Lessee breaches or otherwise defaults under the Loan and Security Agreement dated as of August 20, 2002 (the “Silicon Valley Bank Loan Agreement”) between Silicon Valley Bank, a California chartered bank, d/b/a Silicon Valley East, as “Bank,” and Lessee, as “Borrower” (“SVB Loan Default”), and the SVB Loan Default is not cured within any applicable grace period or waived by Silicon Valley Bank. However, no such cure or waiver by Silicon Valley Bank will constitute a cure or waiver of an SVB Loan Default as an Event of Default under this Lease if during the continuance of an SVB Loan Default Lessor has declared the occurrence thereof under the Silicon Valley Bank Loan Agreement as an Event of Default under this Lease.

4.	Lessee shall maintain EB1TDA of not less than the following amounts during the following fiscal periods of Lessee:

Period	Minimum EBITDA
The fiscal quarter ending June 30, 2007	$1,400,000
The two-consecutive-fiscal-quarter period ending September 30, 2007	$4,000,000
The three-consecutive-fiscal-quarter period ending December 31, 2007	$7,515,000
The four-consecutive-fiscal-quarter period ending March 31, 2008	$11,030,000
The four-consecutive-fiscal-quarter period ending June 30, 2008	$13,145,000
The four-consecutive-fiscal-quarter period ending September 30, 2008	$14,060,000
The four-consecutive-fiscal-quarter period ending each Fiscal Quarter thereafter	$14,060,000

ORIGINAL
Notwithstanding the foregoing, Lessee’s failure to comply with the foregoing minimum EBITDA requirement in any fiscal period shall not constitute an Event of Default, if Lessee has Unrestricted Cash, as of the end of such fiscal period, of not less than $7,000,000. For purposes of this covenant: “EBITDA” means, on a consolidated basis, Lessee’s earnings before interest, taxes, depreciation and other non-cash amortization expenses, determined in accordance with GAAP; ''Unrestricted Cash” means cash in deposit accounts and securities accounts, which is unrestricted in accordance with GAAP: and “Fiscal Quarter” means any period between January 1 and March 31, April 1 and June 30, July 1 and September 30, and October 1 and December 31.

5.	The Maximum Soft Cost Percentage shall be 35%. Lessee acknowledges and agrees that if the Soft Costs on this Schedule exceed 25% of the Lessor’s Basis, the excess Soft Costs will be subject to a lease rate factor of 0.032047, however, in no event, shall the total Soft Costs exceed the Maximum Soft Cost Percentage.

6.	As used in this Schedule, the “Approved Manufacturers” shall also include Lenovo, Opex, Kodak, Canon, Pitney Bowes and Ricoh.

7.	In addition to the Rental Payments to be paid under this Lease for the Base Term, but in lieu of Rental Payments, if any, to be paid under this Lease for any periods before the Base Term Commencement Date, Lessee pay Lessor an amount equal to 1/30th of the total Rental Payment multiplied by 45 days, provided for herein.
The “Tier 1 Manufacturers” are IBM, Compaq, Hewlett-Packard, Dell, and Toshiba. The “Approved Manufacturers” are the Tier 1 Manufacturers and the manufacturers of such products as Lessor may, in its sole discretion, approve in writing as qualifying for the Hardware Lease Rate Factor specified in the Leaseline Schedule. “Current (n) Technology Products” are the latest technological offerings of the Tier 1 manufacturers and the Approved Manufacturers. “System Components” are processors (including all internal features such as memory, modems, disk drives, and sound and video cards), display terminals, printers and other external hardware required for the operation of a system.
Each party acknowledges its receipt and review of this Schedule and that none of its provisions are missing or illegible. The terms of this Schedule may be different from other Schedules incorporating the Agreement. The page numbering of this Schedule may be exclusive of exhibits, if any. If this Schedule was transmitted to Lessee for signature in electronic format, Lessee represents and warrants that the text originally transmitted has not been altered in any way. Lessor’s acceptance of this Schedule is based on its reliance on, and specifically conditioned by, the truth of this representation and warranty. This Schedule and the Agreement constitute the entire agreement of the parties relating to the leasing of the Equipment.

ATHENAHEALTH, INC. (Lessee)			CIT TECHNOLOGIES CORPORATION (Lessor)

By:	/s/ Carl Byers		By:	/s/ Carie L. Kerns

	Name/Title: Date:	Carl Byers CFO 11/30/07		Name/Title:	Carie L. Kerns AVP-Lease Operations, Contracts
Date: 12/4/07

ORIGINAL

		MASTER EQUIPMENT LEASE AGREEMENT STIPULATED LOSS VALUES
LESSEE:	ATHENAHEALTH, INC.	LESSOR:	CIT TECHNOLOGIES CORPORATION
Street Address:	311 Arsenal Street	Address:	2285 Franklin Road Bloomfield Hills, MI 48302
City/State/Zip:	Watertown, MA 02472	Lease Number:	Schedule Number:	002
The Stipulated Loss Value of the Equipment on the above referenced Master Equipment Lease Agreement Schedule shall be determined by multiplying the applicable Stipulated Loss Value Percentage (stated below) as of the due date of the last Rental Payment due immediately prior to the date of the Loss or the Event of Default, as applicable, by the Stipulated Loss Value Amount.

Stipulated Loss
Rental Period	Value Percentage

1	107.75%
2	105.27%
3	102.77%
4	100.27%
5	97.75%
6	95.23%
7	92.69%
8	90.14%
9	87.59%
10	85.02%
11	82.44%
12	79.85%
13	77.28%
14	74.72%
15	72.14%
16	69.56%
17	66.96%
18	64.36%
19	61.74%
20	59.12%
21	56.48%
22	53.83%
23	51.17%
24	48.50%
25	46.00%
26	43.48%
27	40.95%
28	38.41%
29	35.87%
30	33.31%
31	30.75%
32	28.17%
33	25.59%
34	22.99%
35	20.39%
36	17.77%

CB	CRK

Lessee Initials	Lessor Initials

ORIGINAL
Leaseline Summary
dated March 20, 2008
for Leaseline Schedule No. LL-003

Lessee:	ATHENAHEALTH, INC.	Lessor:	MACQUARIE EQUIPMENT FINANCE, LLC
Street Address:	311 Arsenal Street	Street Address:	2285 Franklin Road, Suite 100
City/State/Zip:	Watertown, MA 02472	City/State/Zip:	Bloomfield Hills, MI 48302
Leaseline Summary to the above-referenced Leaseline Schedule incorporating the Master Equipment Lease Agreement dated June 1, 2007, between Lessee and Lessor. Capitalized terms used in this Leaseline Summary without definition are defined in the Leaseline Schedule.
1.	The Lessor’s Basis and Rental Payment for the Equipment is summarized as follows:

	Lessor’s	Lease Rate	Rental
	Basis	Factor	Payment
Hardware:	$206,364.92	0.02876	$5,935.06
Software/Soft Cost (up to 25%):	$50,575.28	0.02876	$1,454.54
Software/Soft Cost (in excess of 25%):	$151,725.83	0.03104	$4,709.57

Total:	$408,666.03		$12,099.17
2.	The Equipment is summarized by reference on Exhibit A attached hereto and incorporated herein.

3.	The Maximum Soft Cost Percentage shall be 50.5%. Lessee acknowledges and agrees that if the Soft Costs on this Schedule exceed 25% of the Lessor’s Basis, the excess Soft Costs will be subject to a lease rate factor of 0.03104, however, in no event, shall the total Soft Costs exceed the Maximum Soft Cost Percentage.
Each party acknowledges its receipt and review of this Leaseline Summary and that none of its provisions are missing or illegible. The page numbering of this Leaseline Summary may be exclusive of exhibits, if any. If this Leaseline Summary was transmitted to Lessee for signature in electronic format, Lessee represents and warrants that the text originally transmitted has not been altered in any way. Lessor’s acceptance of this Leaseline Summary is based on its reliance on, and specifically conditioned by, the truth of this representation and warranty. When executed by Lessee and Lessor, this Leaseline Summary amends the Leaseline Schedule. Except as provided in this Leaseline Summary, the terms and conditions of the Leaseline Schedule remain the same.

ATHENAHEALTH INC. (Lessee)			MACQUARIE EQUIPMENT FINANCE, LLC(Lessor)

By:	/s/ Carl Byers		By:	/s/ Joleah F. Lombardo

	Name/Title:	Carl Byers, CFO		Name/Title:	Joleah F. Lombardo Contract Negotiator/Analyst
	Date: 3/21/08			Date: 3/25/08

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-003
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
CAROUSEL INDUSTRIES	326045	1	CAROUSEL-48	MONTLY MAINTENANCE CONTRACT CHARGES, COVERAGE 24 HOURS PER DAY 7 DAYS A WEEK		$3,178.12	311 ARSENAL STREET WATERTOWN, MA 02472
MORE DIRECT	1442462	1	1814903	VERTICAL MOUSE 3 (VM3)		$63.08	311 ARSENAL STREET WATERTOWN, MA 02472
		1	FREIGHT	FREIGHT		$11.87
DELL	XC93MCM38	5	310-8814	DELL 65 WALL SLIM AUTO/AIR/AC ADAPTER FOR LATITUDE D SERIES CUSTOMER KIT		$315.00	311 ARSENAL STREET WATERTOWN, MA 02472
		1	FREIGHT	FREIGHT		$7.99
DELL	XC9487T76	30	310-7502	CORPORATE BACKPACK FOR DELL PRECISION M65, CUSTOMER		$899.70	311 ARSENAL STREET
				KIT			WATERTOWN, MA 02472
CITRIX ONLINE	90636112	1	CONTRACT	GOTOASSIST CORP SERVICE CONTRACT NO. 50007208 SERVICE PERIOD 12/2/2007 - 1/1/2008		$160.00	311 ARSENAL STREET WATERTOWN, MA 02472
		2	AMEND.01	GOTOASSIST CORP SERVICE CONTRACT NO. 50007208 SERVICE PERIOD 12/2/2007 - 1/1/2008		$320.00
		1	AMEND.02	GOTOASSIST CORP SERVICE CONTRACT NO. 50007208 SERVICE PERIOD 12/2/2007 - 1/1/2008		$160.00
		4	AMEND.03	GOTOASSIST CORP SERVICE CONTRACT NO. 50007208 SERVICE PERIOD 12/2/2007 - 1/1/2008		$640.00
		2	PRORATED	GOTOASSIST CORP SERVICE CONTRACT NO. 50007208 SERVICE PERIOD 12/28/2007 -1/27/2008		$380.00
		5		GOTOASSIST CORP SERVICE CONTRACT NO. 50007208 SERVICE PERIOD 12/2/2007 - 1/1/2008		$800.00
		1		GOTOASSIST CORP SERVICE CONTRACT NO. 50007208 SERVICE PERIOD 12/2/2007 - 1/1/2008		$160.00
MORE DIRECT	1460950	2	E22170	SCANJET 5590 FB CLR DUPL (L1910A#B1H)	SCN7A5TR097, SCN7A5TR0D3	$527.48	311 ARSENAL STREET WATERTOWN, MA 02472
		1	FREIGHT	FREIGHT		$24.61
MORE DIRECT	1464232	1	59472D	RSA SID700 KEYFOB-5YR 5 (SID700-6-60-60-)		$3,567.17	311 ARSENAL STREET WATERTOWN, MA 02472
		1	59470D	RSA SID700 KEYFOB-5YR 1 (SID700-6-60-60-)		$713.44
		1	FREIGHT	FREIGHT		$128.42
MORE DIRECT	1459230	20	98585A	SID820 S/W TOKEN 10YR-PE (SD820-8-60-120-)		$1,123.40	311 ARSENAL STREET WATERTOWN, MA 02472

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-003
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
MORE DIRECT	1455864	30	5488172	400/800GB LTO-3 ULTRIUM (183900)		$1,267.20	311 ARSENAL STREET WATERTOWN, MA 02472
MORE DIRECT	1456225	20	M16172	HIP 1 CABLE FOR AVAYA PH (61804-03)		$546.60	311 ARSENAL STREET WATERTOWN, MA 02472
		20	600104	SUPRA MONAURAL HEADSET I (H51)		$960.80
MORE DIRECT	1469916	1	5919729	ALTIRIS 5-INCIDENT SUPPO (30200-09)		$1,750.00	311 ARSENAL STREET
							WATERTOWN, MA 02472
MORE DIRECT	1466444	20	4621SWIP	TELEPHONE	061624006327,061624006334,	$6,340.00	311 ARSENAL STREET
					061624006336,061624006337,		WATERTOWN, MA 02472
					061624006349, 061624006360,
					061624007113,061624007114,
					061624007116,061624007120,
					061624007136,061624007145,
					061625112183,061625112185,
					061625112186,061625112187,
					061625112586,061625112587,
					061625112588,061625112621
		10	128028	IP PHONE POWER INJECTOR (175707)		$500.00
		1	FREIGHT	FREIGHT		$171.00
RAID INCORPORATED	SI-19539	2	SB5602Q-20A	QLOGIC SWITCH 4GB 16PORT 2PS QT SOFTWARE	128706,128707	$14,780.00	311 ARSENAL STREET
							WATERTOWN, MA 02472
		32	FTLF8524P2BNL	GBIC FINISAR SFP OPTICAL 3.3V 4GB ROHS	128636,128637,128638,128639,	$1,920.00
					128640,128643,128644,128645,
					128646,128647,128648,128649,
					128650,128651,128652,128653,
					128654,128655,128656,128657,
					128658,128659,128660,128661,
					128662,128663,128664,128665,
					128666,128667,128668,128669
		2	SB-RACKKIT	ENC ACC SAN BOX RACK KIT SB 5000 SERIES	128708,128709	$370.00
		1	FREIGHT	FREIGHT		$118.00
MORE DIRECT	1495853	4	M22128	HIGH CAPACITY TONER CART		$815.84	311 ARSENAL STREET
							WATERTOWN, MA 02472

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-003
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		1	FREIGHT	FREIGHT		$24.48
MORE DIRECT	1489131	2	406448121	INTEL PRO 1000VT QUAD PO		$796.00	311 ARSENAL STREET
							WATERTOWN, MA 02472
		1	FREIGHT	FREIGHT		$23.88
MORE DIRECT	1491251	6	F94514	5M FIBER OPTIC PATCH COR		$195.24	1 HATELY ROAD
							BELFAST, ME 04915
		1	FREIGHT	FREIGHT		$5.86
MORE DIRECT	1488753	6	907238	10M CBL MMF LC LC-62.5/1		$226.26	311 ARSENAL STREET
							WATERTOWN, MA 02472
		1	FREIGHT	FREIGHT		$63.00
MORE DIRECT	1493899	1	M22112	PHASER 4510N LASER 45 PPM	ART319845F	$539.50	311 ARSENAL STREET
							WATERTOWN, MA 02472
		1	M22125	550-SHEET FEEDER ADJUSTA		$161.94
		1	M22125	550-SHEET FEEDER ADJUSTA		$161.94
		1	M22131	2 YR EXTENDED WARR ONSITE		$89.43
		1	FREIGHT	FREIGHT		$317.90
MORE DIRECT	1493188	4	7521765	4GB CRUZER TITANIUM USB		$145.68	1 HATLEY ROAD BELFAST, ME 04915

		1	FREIGHT	FREIGHT		$12.59
MORE DIRECT	1492416	2	SB5602-08A-E	SANBOX 5602 4GB 8PT-ENAB	0803C00326, 0805C00828	$8,234.60	1 HATLEY ROAD BELFAST, ME 04915

		1	FREIGHT	FREIGHT		$247.04
MORE DIRECT	1482542	1	N43984	NOTIFICATION SYSTEM FOUN		$2,195.00	311 ARSENAL STREET
							WATERTOWN, MA 02472
		1	N43985	SERVICE AND ASSET MGMT ADM		$2,195.00
		1	FREIGHT	FREIGHT		$131.70
MORE DIRECT	1502666	3	40K6816	4 GBPS FC 73.4GB/15K E-DD		$2,517.72	311 ARSENAL STREET
							WATERTOWN, MA 02472
		1	FREIGHT	FREIGHT		$76.32
MORE DIRECT	1502111	1	M34313	OFFICEJET PRO L7580 CLR	SMY7B6640TG	$218.55	5644 ANNIE OAKLEY WAY
							COLORADO SPRINGS, CO
							80923

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-003
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
MORE DIRECT	1502174	1	630277	CCPX5 PROJ XGA 2500 LUME	F7G002319	$844.71	311 ARSENAL STREET
							WATERTOWN, MA 02472
		1	FREIGHT	FREIGHT		$21.12
MORE DIRECT	1500467	2	59471D	RSA SID700 KEYFOB-5YR 2		$4,090.24	311 ARSENAL STREET
							WATERTOWN, MA 02472
		1	FREIGHT	FREIGHT		$36.39
MORE DIRECT	1500743	15	Q45230	PDF CONVERTER PROF 5		$1,292.55	311 ARSENAL STREET
							WATERTOWN, MA 02472
		1	FREIGHT	FREIGHT		$38.78
MORE DIRECT	1500444	1	59490D	RSA SID800 KEYFOB USB-5Y		$948.36	1 HATLEY ROAD
							BELFAST, ME 04915
		1	FREIGHT	FREIGHT		$28.45
DELL	XC992KN89	5	222-9578	LATITUDE D430, INTEL CORE2 DUO U7600, 1.20GHZ ULV, 533MHZ,	7Y5M5F1, DY5M5F1, 1Z5M5F1,	$6,813.00	311 ARSENAL STREET
				2M L2 CACHE	JY5M5F1, HY5M5F1		WATERTOWN, MA 02472
		5	960-0407	COMPLETECARE ACCIDENTAL DAMAGE SVC, LAT, 3YR		$745.00
		5	987-1189	GOLD TECH SUPPORT, LAT, INIT (REL)		$240.00
		5	987-1277	GOLD TECH SUPPORT, LAT, 2YR EXT (REL)		$155.00
DELL	XCCXMX5D7	1	312-0402	9-CELL/85-WHR PRIMARY BATTERY DELL PRECISION, M65,		$159.00	311 ARSENAL STREET
				CUSTOMER			WATERTOWN, MA 02472
DELL	XCDW5RFD4	8	A0454078	DIGITAL VIDEO CABLE-6FT		$152.00	311 ARSENAL STREET
							WATERTOWN, MA 02472
		2	A1239684	FIREMV 2400 VIDADPT ROHS-256MB PCIE NOT FOR OPTIPLEX 745	18074500777701, 18074502264301	$840.00
DELL	XCDPNP651	16	223-0695	OPTIPLEX 755N SMALL FORM FACTOR, CORE 2 DUO E6750/2.66GHZ, 4M, VT, 1333FSB	HS44KF1, BV44KF1, 5T44KF1, 6T44KF1, 8T44KF1, BT44KF1,	$12,051.68	311 ARSENAL STREET WATERTOWN, MA 02472
					DT44KF1, FT44KF1, HT44KF1,
					JT44KF1, 2V44KF1, 3V44KF1,
					4V44KF1, 6V44KF1, 8V44KF1,
					3T44KF1
		16	987-1247	GOLD TECH SUPPORT, OPTI, INIT (REL)		$531.52
		16	987-1258	GOLD TECH SUPPORT, OPTI, 2YR EXT (REL)		$572.48

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-003
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
DELL	XCDR6XWX4	16	223-0295	OPTIPLEX 755N SMALL FORM FACTOR, CORE 2 DUO	5V44KF1, FW44KF1, CV44KF1,	$12,051.68	311 ARSENAL STREET
				E6750/2.66GHZ, 4M, VT, 1333FSB	HV44KF1, JV44KF1, 1W44KF1,		WATERTOWN, MA 02472
					2W44KF1, 4W44KF1, 6W44KF1,
					7W44KF1, 8W44KF1, 9W44KF1,
					8W44KF1, CW44KF1, DW44KF1,
					9V44KF1
		16	987-1247	GOLD TECH SUPPORT, OPTI, INIT (REL)		$531.52
		16	987-1258	GOLD TECH SUPPORT, OPTI, 2YR EXT (REL)		$572.48
DELL	XCDR6RTT5	8	320-5647	DELL ULTRASHARP 2407FP 2407FPW-HC, 24.0 INCH VIS OPTIPLEX.		$4,720.00	311 ARSENAL STREET
				PRECISION AND LATITUDE, CUSTOMER INSTALL			WATERTOWN, MA 02472
DELL	XCDPNW7J2	8	223-0695	OPTIPLEX 755N SMALL FORM FACTOR, CORE 2 DUO	54K3KF1, 94K3KF1, C4K3KF1,	$6,025.84	311 ARSENAL STREET
				E6750/2.66GHZ, 4M, VT, 1333FSB	C5K3KF1, 25K3KF1, 55K3KF1,		WATERTOWN, MA 02472
					75K3KF1, F4K3KF1
		8	987-1247	GOLD TECH SUPPORT, OPTI, INIT (REL)		$265.76
		8	987-1258	GOLD TECH SUPPORT, OPTI, 2YR EXT (REL)		$286.24
DELL	XCDRKJ8J5	6	222-7947	LATITUDE D630, INTEL CORE 2 DUO T7300, 2.00GHZ, 800MHZ 4M L2	6LS7KF1, 9LS7KF1, 1MS7KF1,	$6,400.86	311 ARSENAL STREET
				CACHE, DUAL CORE	FLS7KF1, HLS7KF1, CLS7KF1		WATERTOWN, MA 02472
		6	960-0407	COMPLETECARE ACCIDENTAL DAMAGE SVC, LAT, 3YR		$894.00
		6	986-8177	DELL HARDWARE WARRANTY, INITIAL YEAR		$654.00
		6	987-1169	GOLD TECH SUPPORT, LAT, INIT (REL)		$288.00
		6	987-1277	GOLD TECH SUPPORT, LAT, 2YR EXT (REL)		$186.00
		6	310-7276	CLASSIC NYLON CARRYING CASE FOR DELL LATITUDE D-FAMILY		$174.00
				NOTEBOOKS
DELL	XCDTC8TW3	24	222-7947	LATITUDE D630, INTEL CORE 2 DUO T7300, 2.00GHZ, 800MHZ 4M L2	79S7KF1, 6FS7KF1, G9S7KF1,	$25,603.44	311 ARSENAL STREET
				CACHE, DUAL CORE	1BS7KF1, 4BS7KF1, 7BS7KF1,		WATERTOWN, MA 02472
					BBS7KF1, FBS7KF1, JBS7KF1,
					3CS7KF1, 4CS7KF1, 5CS7KF1,
					6CS7KF1, 8CS7KF1, DCS7KF1,
					1DS7KF1, 6DS7KF1, BDS7KF1,
					GDS7KF1, 2FS7KF1, CFS7KF1,
					DFS7KF1, HFS7KF1, B9S7KF1
		24	960-0407	COMPLETECARE ACCIDENTAL DAMAGE SVC, LAT, 3YR		$3,576.00
		24	986-8177	DELL HARDWARE WARRANTY, INITIAL YEAR		$2,616.00
		24	987-1169	GOLD TECH SUPPORT, LAT, INIT (REL)		$1,152.00

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-003
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		24	987-1277	GOLD TECH SUPPORT, LAT, 2YR EXT (REL)		$744.00
		24	310-7276	CLASSIC NYLON CARRYING CASE FOR DELL LATITUDE D-FAMILY		$696.00
				NOTEBOOKS
IBM	P055064	1	90P1310	146.8G HDD (INVOICE IS DUE TO NON-RETURN OF		$600.48	311 ARSENAL STREET
				WARRANTY/REPLACED PART)			WATERTOWN, MA 02472
KESLE SYSTEMS	206991	48		BROUKTROUT/CANTATA SR 140-48F-DR		$0.00	311 ARSENAL STREET
							WATERTOWN, MA 02472
		1		RIGHTFAX 9.3 ENTERPRISE SERVER SOFTWARE		$5,295.00
		1		RIGHTFAX 9.3 PDF MODULE-PR		$1,895.00
		57		RIGHTFAX 9.3 CHANNEL UPGRADES-PR		$23,615.10
		2		BROOKTROUT/CANTATA SR-140 48F-PR		$27,190.00
		1		RIGHTFAX INTEGRATION MODULE-PR		$9,495.00
		1		NEVERFAIL FOR RIGHTFAX-PR		$15,950.00
		1		PREMIUM ANNUAL SUPPORT-PR		$22,012.00
		1		PROFESSIONAL SERVICES AND DEPLOYMENT		$20,000.00
		1		RIGHTFAX 9.3 ENTERPRISE SERVER SOFTWARE (DR)		$2,648.00
		96		NEVERFAIL SERVER CHANNEL LICENSE-PR		$21,888.00
		1		RIGHTFAX INTEGRATION MODULE-DR		$4,748.00
		1		RIGHTFAX 9.3 PDF MODULE-DR		$948.00
LEARN.COM, INC,	INV99180381	5000	LC1015	LEARNCENTER LICENSE FEES-HOSTED		$75,000.00	311 ARSENAL STREET
							WATERTOWN, MA 02472
		1	LC1009	LEVEL 2 SUPPORT		$9,000.00
		1	LC2007	SSL ENCRYPTION		$1,000.00
THE PAPPAS COMPANY, INC.	8798	1		FURNISHED AND INSTALLED ONE WOODFOLD MANUAL GRADE “A” CLEAR MAPLE ROLL UP DOOR IN STRICT ACCORDANCE WITH SIGNED PROPOSAL #9988		$6,196.00	311 ARSENAL STREET WATERTOWN, MA 02472

UNION OFFICE	21778	1	FEL25041	RTA ORGANIZER, LITER, 24CMPT, LTR, GY		$89.00	311 ARSENAL STREET
							WATERTOWN, MA 02472
		1	832472A	T-MOLD EDGE WORKSURFACE 24D 72W		$2,799.00

						$408,666.03

ORIGINAL
Leaseline Schedule No. LL-003
dated January 1, 2008

Lessee:	ATHENAHEALTH, INC.	Lessor:	MACQUARIE EQUIPMENT FINANCE, LLC
Street Address:	311 Arsenal Street	Street Address:	2285 Franklin Road, Suite 100
City/State/Zip:	Watertown, MA 02472	City/State/Zip:	Bloomfield Hills, MI 48302
This Schedule incorporates the Master Equipment Lease Agreement dated June 1, 2007 between Lessee and Lessor. This is a Leaseline Schedule to which the terms and conditions of the Leaseline Rider apply.

Acquisition Period	Leaseline Maximum	Lease Rate Factors	Lessor’s Basis	Rental Payment
		Hardware: 0.029330 Software: 0.031758*

From January 1, 2008 through March 31, 2008	$1,000,000.00	The Hardware Lease Rate Factor applies only to Tier 1 Manufacturers’ and Approved Manufacturers’ Current (n) Technology System Components. The Software Lease Rate Factor applies to all other items. *See Special Term No. 5 below.	The aggregate for all items of Lessor’s actual cost of the item.	The aggregate for all items of each item’s Lessor ’s Basis multiplied by its Lease Rate Factor.

Due Dates: Rental Payments are due in arrears on the first day of each Rental Period.	Base Term: 36 months.

Rental Period: Each calendar month during the Term.	Base Term Commencement Date: April 1, 2008

Billing Address (if different from Lessee’s address stated above) :

Special Terms:
1.	In any exercise of the purchase option provided for in Section 6(a) of the Master Equipment Lease Agreement, the purchase price (exclusive of Taxes) shall be limited to 10.75% of Lessor’s Basis.

2.	As Lessor will be acquiring certain of the Equipment from Lessee, Lessor’s obligations under this Schedule shall be contingent on the execution by Lessee of documentation satisfactory to Lessor providing for the purchase of the Equipment and receipt by Lessor of such other documentation as it may request, including, without limitation, vendor invoices, canceled checks, bills of sale, and other documentation describing the Equipment and the prices paid therefore by Lessee and/or evidencing Lessee’s title thereto.

3.	It shall be an Event of Default under this Lease pursuant to Section 17 of the Master Equipment Lease Agreement if Lessee breaches or otherwise defaults under the Loan and Security Agreement dated as of August 20, 2002 (the “Silicon Valley Bank Loan Agreement”) between Silicon Valley Bank, a California chartered bank, d/b/a Silicon Valley East, as “Bank,” and Lessee, as “Borrower” (“SVB Loan Default”), and the SVB Loan Default is not cured within any applicable grace period or waived by Silicon Valley Bank. However, no such cure or waiver by Silicon Valley Bank will constitute a cure or waiver of an SVB Loan Default as an Event of Default under this Lease if during the continuance of an SVB Loan Default Lessor has declared the occurrence thereof under the Silicon Valley Bank Loan Agreement as an Event of Default under this Lease.

4.	Lessee shall maintain EBITDA of not less than the following amounts during the following fiscal periods of Lessee:

Period	Minimum EBITDA
The fiscal quarter ending June 30, 2007	$1,400,000
The two-consecutive-fiscal-quarter period ending September 30, 2007	$4,000,000
The three-consecutive-fiscal-quarter period ending December 31, 2007	$7,515,000
The four-consecutive-fiscal-quarter period ending March 31, 2008	$11,030,000
The four-consecutive-fiscal-quarter period ending June 30, 2008	$13,145,000
The four-consecutive-fiscal-quarter period ending September 30, 2008	$14,060,000
The four-consecutive-fiscal-quarter period ending each Fiscal Quarter thereafter	$14,060,000
Notwithstanding the foregoing, Lessee’s failure to comply with the foregoing minimum EBITDA requirement in any fiscal period shall not constitute an Event of Default, if Lessee has Unrestricted Cash, as of the end of such fiscal period, of not less than $7,000,000. For purposes of

ORIGINAL
this covenant: “EBITDA” means, on a consolidated basis, Lessee’s earnings before interest, taxes, depreciation and other non-cash amortization expenses, determined in accordance with GAAP; “Unrestricted Cash” means cash in deposit accounts and securities accounts, which is unrestricted in accordance with GAAP: and “Fiscal Quarter” means any period between January 1 and March 31, April 1 and June 30, July 1 and September 30, and October 1 and December 31.

5.	The Maximum Soft Cost Percentage shall be 35%. Lessee acknowledges and agrees that if the Soft Costs on this Schedule exceed 25% of the Lessor’s Basis, the excess Soft Costs will be subject to a lease rate factor of 0.031758, however, in no event, shall the total Soft Costs exceed the Maximum Soft Cost Percentage.

6.	As used in this Schedule, the “Approved Manufacturers” shall also include Lenovo, Opex, Kodak, Canon, Pitney Bowes and Ricoh.

7.	In addition to the Rental Payments to be paid under this Lease for the Base Term, but in lieu of Rental Payments, if any, to be paid under this Lease for any periods before the Base Term Commencement Date, Lessee pay Lessor an amount equal to 1/30th of the total Rental Payment multiplied by 45 days, provided for herein.
The “Tier 1 Manufacturers” are IBM, Compaq, Hewlett-Packard, Dell, and Toshiba. The “Approved Manufacturers” are the Tier 1 Manufacturers and the manufacturers of such products as Lessor may, in its sole discretion, approve in writing as qualifying for the Hardware Lease Rate Factor specified in the Leaseline Schedule. “Current (n) Technology Products” are the latest technological offerings of the Tier 1 manufacturers and the Approved Manufacturers. “System Components” are processors (including all internal features such as memory, modems, disk drives, and sound and video cards), display terminals, printers and other external hardware required for the operation of a system.
Each party acknowledges its receipt and review of this Schedule and that none of its provisions are missing or illegible. The terms of this Schedule may be different from other Schedules incorporating the Agreement. The page numbering of this Schedule may be exclusive of exhibits, if any. If this Schedule was transmitted to Lessee for signature in electronic format, Lessee represents and warrants that the text originally transmitted has not been altered in any way. Lessor’s acceptance of this Schedule is based on its reliance on, and specifically conditioned by, the truth of this representation and warranty. This Schedule and the Agreement constitute the entire agreement of the parties relating to the leasing of the Equipment.

ATHENAHEALTH, INC. (Lessee)			MACQUARIE EQUIPMENT FINANCE, LLC (Lessor)

By:	/s/ Carl Byers		By:	/s/ Jennifer E. Gordon

	Name/Title:	Carl Byers/CFO		Name/Title:	Jennifer E. Gordon Contracts Manager
	Date: 1/15/08			Date: 1/16/08

ORIGINAL

		MASTER EQUIPMENT LEASE AGREEMENT STIPULATED LOSS VALUES

LESSEE:	ATHENAHEALTH, INC.	LESSOR:	MACQUARIE EQUIPMENT FINANCE, LLC
Street Address:	311 Arsenal Street	Address:	2285 Franklin Road, Suite 100 Bloomfield Hills, MI 48302
City/State/Zip:	Watertown, MA 02472	Lease Number:	Schedule Number:	003
The Stipulated Loss Value of the Equipment on the above referenced Master Equipment Lease Agreement Schedule shall be determined by multiplying the applicable Stipulated Loss Value Percentage (stated below) as of the due date of the last Rental Payment due immediately prior to the date of the Loss or the Event of Default, as applicable, by the Stipulated Loss Value Amount.

Stipulated Loss
Rental Period	Value Percentage

1	107.75%
2	105.27%
3	102.77%
4	100.27%
5	97.75%
6	95.23%
7	92.69%
8	90.14%
9	87.59%
10	85.02%
11	82.44%
12	79.85%
13	77.28%
14	74.72%
15	72.14%
16	69.56%
17	66.96%
18	64.36%
19	61.74%
20	59.12%
21	56.48%
22	53.83%
23	51.17%
24	48.50%
25	46.00%
26	43.48%
27	40.95%
28	38.41%
29	35.87%
30	33.31%
31	30.75%
32	28.17%
33	25.59%
34	22.99%
35	20.39%
36	17.77%

CBB	JEG

Lessee Initials	Lessor Initials

ORIGINAL

Leaseline Summary dated May 27, 2008 for Leaseline Schedule No. LL-004

Lessee:	ATHENAHEALTH, INC.	Lessor:	MACQUARIE EQUIPMENT FINANCE, LLC

Street Address:	311 Arsenal Street	Street Address:	2285 Franklin Road, Suite 100

City/State/Zip:	Watertown, MA 02472	City/State/Zip:	Bloomfield Hills, MI 48302

Leaseline Summary to the above-referenced Leaseline Schedule incorporating the Master Equipment Lease Agreement dated June 1, 2007, between Lessee and Lessor. Capitalized terms used in this Leaseline Summary without definition are defined in the Leaseline Schedule.
1.	The Lessor’s Basis and Rental Payment for the Equipment is summarized as follows:

	Lessor’s	Lease Rate	Rental
	Basis	Factor	Payment
Hardware:	$450,461.66	0.02876	$12,955.28
Software/Soft Cost (up to 25%):	$150,153.89	0.02876	$4,318.42
Software/Soft Cost (in excess of 25%):	$213,016.87	0.03104	$6,612.04

Total:	$813,632.42		$23,885.74
2.	The Equipment is summarized by reference on Exhibit A attached hereto and incorporated herein.

3.	The Maximum Soft Cost Percentage shall be 47%, Lessee acknowledges and agrees that if the Soft Costs on this Schedule exceed 25% of the Lessor’s Basis, the excess Soft Costs will be subject to a lease rate factor of 0.03104, however, in no event, shall the total Soft Costs exceed the Maximum Soft Cost Percentage.

4.	The Acquisition Period of April 1, 2008 through June 30, 2008 shall be deleted and replaced with April 1, 2008 through May 31, 2008.

5.	The Base Term Commencement Date of July 1, 2008 shall be deleted and replaced with June 1, 2008.

6.	Due Dates: Rental Payments are due in arrears on the last day of each Rental Period.
Each party acknowledges its receipt and review of this Leaseline Summary and that none of its provisions are missing or illegible. The page numbering of this Leaseline Summary may be exclusive of exhibits, if any. If this Leaseline Summary was transmitted to Lessee for signature in electronic format, Lessee represents and warrants that the text originally transmitted has not been altered in any way. Lessor’s acceptance of this Leaseline Summary is based on its reliance on, and specifically conditioned by, the truth of this representation and warranty. When executed by Lessee and Lessor this Leaseline Summary amends the Leaseline Schedule. Except as provided in this Leaseline Summary, the terms and conditions of the Leaseline Schedule remain the same.

ATHENAHEALTH INC. (Lessee)		MACQUARIE EQUIPMENT FINANCE, LLC (Lessor)

By:	/s/ Carl Byers	By:	/s/ Jennifer E. Gordon

Name/Title:	Carl Byers/CFO	Name/Title:	Jennifer E. Gordon
Date:	May 29, 2008		Contracts Manager

		Date:	5/29/08

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-004
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
MORE DIRECT	1522105	40	A0529982-ALC	ALLCOMPONENTS 1GB 1024M		$1,151.60	311 ARSENAL STREET
							WATERTOWN, MA 02472
		20	A0631777-ALC	ALLCOMPONENTS 1GB 1024M		$575.80
		4	F94513	10M FIBER OPTIC PATCH CO		$150.84
		1	FREIGHT	FREIGHT CHARGES		$56.35
MORE DIRECT	1522104	16	FTLF-8524-P2BNV	FINISAR SW 4GB SFP 550M	PD92J1G, PD92JA3, PD92JJ5,	$2,520.64	1 HATLEY ROAD
					PDA1K9H, PDA1KAH, PDA1QR5,		BELFAST, ME 04915
					PDA1QUH, PDA1QUY, PDA1QVB,
					PDA1QW1, PDA1ROX, PDA1R2A,
					PDA1RC5, PDA1TYA, PDA1TYD,
					PDA1TYY

		1	091050	CORE CAT 2950 24PT 10/10 (WS-C2950-24)	FOC1203Z9L7	$569.91
		1	57829F	PRO3 KVM SWCH 16PT PS/2 (F1DA116Z)		$364.43
		16	F1D9400-10	OMNVW DUAL PRT OCTPUS CB		$476.16
		4	LK 5000-4PORT	QLOGIC PORT UPGRADE	LK0812SL0F8S, LK0812SL0FE6,	$5,849.60
					LK0812SL0FEL, LK0812SL0FMS
		1	FREIGHT	FREIGHT CHARGES		$217.82
MORE DIRECT	1520346	1	630277	CCPX5 PROJ XGA 2500 LUME (CPX5)	F7G002249	$832.04	4933 BROWSTONE CT
							ELK GROVE, CA 95758
		1	FREIGHT	FREIGHT CHARGES		$20.80
MORE DIRECT	1520072	1	M34313	OFFICEJET PRO L7580 CLR (C8187A#ABA)	SMY8266213S	$218.55	20 HIGHWAY 87
							COMFORT, TX 78013
		1	FREIGHT	FREIGHT CHARGES		$29.91
MORE DIRECT	1519732	20	98585A	SID820 S/W TOKEN 10YR-PE (SD820-8-60-120)		$1,123.40	311 ARSENAL STREET
							WATERTOWN, MA 02472
		1	FREIGHT	FREIGHT CHARGES		$33.70
MORE DIRECT	1505095	20	M16172	HIP 1 CABLE FOR AVAYA PH (61804-03)		$643.40	311 ARSENAL STREET
							WATERTOWN, MA 02472
		20	600104	SUPRA MONAURAL HEADSET I (H51)		$954.00
		1	FREIGHT	FREIGHT CHARGES		$47.92
MORE DIRECT	1513452	2	6795369	WIRELESS OPTICAL DESKTOP (65W-00001)		$92.54	311 ARSENAL STREET
							WATERTOWN, MA 02472
		1	FREIGHT	FREIGHT CHARGES		$14.06

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-004
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
MORE DIRECT	1527993	14	5219837	CAT6 UTP PATCH CABLE, B1 (A3L980-30-BLU-S)		$158.90	1 HATLEY ROAD
							BELFAST, ME 04915
		1	FREIGHT	FREIGHT CHARGES		$90.75
MORE DIRECT	1527610	6	7979CCU	IBM SYSTEM X3650 2.66G 8	1S7979CCUKQPLFV4,	$13,979.04	311 ARSENAL STREET
					1S7979CCUKQPLFV7,		WATERTOWN, MA 02472
					1S7979CCUKQYKNB6,
					1S7979CCUKQYKNB8,
					1S7979CCUKQYKNL4,
					1S7979CCUKQYKNL5

		6	43W5825	QUAD-CORE INTEL XEON PRO	1S43W5825KQZDDV3,	$5,947.62
					1S43W5825KQZDFV6,
					1S43W5825KQZDFV7,
					1S43W5825KQZDFV9,
					1S43W5825KQZDFW3,
					1S43W5825KQZDGT0

		24	39M5791	4G PC2-5300 CL5 ECC DDR2	1S39M57919206A2K,	$6,050.88
					1S39M57919206A38,
					1S39M57919206A54,
					1S39M57919206A5D,
					1S39M57919206A5L,
					1S39M57919206A61,
					1S39M57919206A64,
					1S39M57919206A65,
					1S39M57919206A66,
					1S39M57919206A6A,

					1S39M57919206A6F,
					1S39M57919206A6G,
					1S39M57919206A6H,
					1S39M57919206A6V,
					1S39M57919206A7A,
					1S39M57919206A7G,
					1S39M57919206A7N,
					1S39M57919206A7R,

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-004
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
					1S39M57919206A7W,
					1S39M57919206ABD,
					1S39M57919106AG7,
					1S39M57919206AGR,
					1S39M57919206AH3,
					1S39M57919206AK1

		12	43X0824	146GB SAS 10K SFF HS	1S43X082499B5678,	$2,600.28
					1S43X082499B5680,
					1S43X082499B5946,
					1S43X082499B5947,
					1S43X082499B5958,
					1S43X082499B5962,
					1S43X082499B5963,
					1S43X082499B5969,

					1S43X082499B5972,
					1S43X082499B5973,
					1S43X082499B5985,
					1S43X082499B6000

		6	39R6525	IBM 4-GBPS FC SINGLE-POR	1S39R6525230YBW3,	$3,347.46
					1S39R6525230YBW6,
					1S39R6525230YBWB,
					1S39R6525230YBWN,
					1S39R6525230YBWV,
					1S39R6525230YC5X

		6	40K1905	POWER SUPPLY-HOT-PLUG	1S40K19059907637,	$650.04
					1S40K19059907640,
					1S40K19059907641,
					1S40K19059907643,
					1S40K19059907644,
					1S40K19059907646

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-004
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		6	39Y9566	IBM REMOTE SUPERVISOR AD	1S39Y95669973694,	$698.64
					1S39Y95669973695,
					1S39Y95669973696,
					1S39Y95669973697,
					1S39Y95669973698,
					1S39Y95669973699
		6	21P2078	WARRANTY SERVICE UPGRADE		$2,908.92
		1	FREIGHT	FREIGHT CHARGES		$442.74
MORE DIRECT	1526432	15	61804-03	HIP 1 CABLE FOR AVAYA PH		$482.55	311 ARSENAL STREET
							WATERTOWN, MA 02472
		15	H51	SUPRA MONAURAL HEADSET I		$715.50
		10	27019-03	IN-LINE Y ADAPTER TRAINE		$224.50
		1	FREIGHT	FREIGHT CHARGES		$42.68
MORE DIRECT	1526405	10	27140	1FT CAT6 BLUE UTP PATCH		$23.80	1 HATLEY ROAD
							BELFAST, ME 04915
		20	A3L980-02-BLU-S	CAT6 SNAGLESS PATCH CABLE		$97.80
		40	27141	3FT CAT6 BLUE UTP PATCH		$109.20
		10	A3L980-04-BLU-S	PATCH CABLE-RJ-45 (M)		$52.40
		1	FREIGHT	FREIGHT CHARGES		$198.68
MORE DIRECT	1526958	1	Q6687A#BCC	HP DESIGNJET T1100 44IN	MY81L4C08S	$4,894.45	311 ARSENAL STREET
							WATERTOWN, MA 02472
		1	Q1398A	HEWLETT PACKARD SUPPLIES		$15.12
		1	C9371A	HP 72 CYAN INK CARTRIDGE		$49.69
		1	C9374A	HP 72 GRAY INK CARTRIDGE		$49.69
		1	C9372A	HP 72 MAGENTA INK CARTRIDGE		$49.69
		1	C9403A	HP 72 MATTE BLACK INK CARTRIDGE		$49.69
		1	C9370A	HP 72 PHOTO BLACK INK CARTRIDGE		$49.69
		1	C9373A	HP 72 YELLOW INK CARTRIDGE		$49.69
		1	C9383A	72 MAGN/CYAN PRINTHEAD		$50.60
		1	C9384A	72 MATTE BLK/YLW-PRINT		$50.60
		1	7767C3U	X61 TS L7500 1GB/100 DVR	1S7767C3ULVB33PN	$2,238.97
		1	7767C3U	X61 TS L7500 1GB/100 DVR	1S7767C3ULVB33KP	$2,238.97
		1	FREIGHT	FREIGHT CHARGES		$293.61

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-004
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
MORE DIRECT	1525093	2	SB-RACKKIT	RACKKIT FOR SB5202 AND S	0811C01557,0812C00409	$341.74	1 HATLEY ROAD
							BELFAST, ME 04915
		1	FREIGHT	FREIGHT CHARGES		$82.16
MORE DIRECT	1525492	1	AP5017	APC 17IN RM KYBD MON MOU	SNA0804015468	$1,767.04	311 ARSENAL STREET
							WATERTOWN, MA 02472
		1	FREIGHT	FREIGHT CHARGES		$53.01
MORE DIRECT	1524673	16	F1D9401-12	12FT OMNIVIEW ENTERPRISE		$534.40	1 HATLEY ROAD
							BELFAST, ME 04915
		1	FREIGHT	FREIGHT CHARGES		$149.46
MORE DIRECT	1524244	1	J7934G#ABA	HP JETDIRECT 620N FAST E		$338.29	311 ARSENAL STREET
							WATERTOWN, MA 02472
		1	FREIGHT	FREIGHT CHARGES		$34.25
MORE DIRECT	1522682	4	33175	5M FIBER OPTIC PATCH COR		$130.16	1 HATLEY ROAD
							BELFAST, ME 04915
		1	GS116NA	16 PORT 10/100/1000MBPS S	1MN1821800189	$178.42

CAROUSEL	345691	1	2393	CAROUSEL-48 MONTHLY MAINTENANCE CONTRACT CHARGES		$3,178.12	311 ARSENAL STREET
				2/13/07-2/28/11			WATERTOWN, MA 02472

NETWORK	INV58185	2	CISCO7204VXR	4-SLOT CHASSIS, 1 AC SUPPLY W/IP SOFTWARE	74085197, 74079798	$4,500.00	311 ARSENAL STREET
LIQUIDATORS							WATERTOWN, MA 02472
		2	NPE-400	CISCO 7200VXR NPE-400	14129278, 21017395	$4,400.00
		2	C7200-I/O-2FE/E	CISCO 7200 I/O CROL 2PT 10/100 ETH	29863470, 30411742	$3,000.00
		4	PWR-7200-AC	CISCO 7200 P/S AC US	9902059958, QCS00181TP,	$900.00
					113706, QCS01020KC

		2	MEM-SD-NPE-256MB	256MB NPE-300 SDRAM FACTORY INSTALLED		$360.00

		2	MEM-NPE-400-512MB	CISCO 7200 NPE-400 512MB MEM UPGRADE		$510.00
		2	MEM-I/O-FLD128M	CISCO 7200 I/O PCCARD FL DISK 128MB SPAR		$290.00
		2	PA-POS-OC3SML	1PT PACKET/SONET OC3/STM1 SM LR PT ADPT	16094620, 27482974	$2,900.00
NETWORK	INV58880	2	ASA5520-BUN-K9	ASA 5520 APPLIANCE WITH SW, HA, 4GE+1FE, 3DES/AES		$8,800.00	1 HATLEY ROAD
LIQUIDATORS							BELFAST, ME 04915

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-004
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
DONAHUE	4491P-1	1		50% CUSTOMER DEPOSIT ON (110) NEW SITMATIC CHARIS PER		$25,074.50	1 HATLEY ROAD
				PROPOSAL DATED 3/6/08			BELFAST, ME 04915

WAUSAU	INV37429DP			INTEGRAPAY INSTALLING A SECOND FULL SITE - SO# 37429		$12,091.00	1 HATLEY ROAD
							BELFAST, ME 04915

				REPLICATING 4.04.01 AND 4.07.03 ENVIRONMENTS - SO#34728		$8,303.00

SUBURBAN ELECTRIC	10653			INSTALL 2 INOVA DISPLAY BOARDS SUPPLIED BY OTHERS;		$5,940.00	311 ARSENAL STREET
				INSTALL (4) COMPUTER MONITORS WALL MOUNTED SUPPLIED BY			WATERTOWN, MA 02472
				OTHERS; SUPPLY, WIRE AND INSTALL (2) DEDICATED 20 AMP 120
				VOLT CIRCUITS; SUPPLY, WIRE AND INSTALL (2)

				DUPLEX RECEPTACLES; SUPPLY WIRE AND INSTALL (2) DOUBLE
				DUPLEX RECEPTACLES; SUPPLY, WIRE AND INSTALL (3) DATA
				LOCATIONS.

ADAPTIVE	AC-20080101	1	N7-SYSTEM-R	MATRIX N7 SYSTEM BUNDLE INCLUDING CHASSIS, FAN TRAY AND		$5,772.25	1 HATLEY ROAD
				TWO POWER SUPPLY			BELFAST, ME 04915

		2	7G4282-49	DISTRIBUTED FORWARDING ENGINE (PLATINUM) WITH 48		$20,894.50
				10/100/1000 BASE-TX PORTS VIA RJ45 AND 1 NETWORK
				EXPANSION MODULE (NEM) SLOT

		4	7G-6MGBIC-B	NETWORK EXPANSION MODULE (NEM) WITH 6 1000BASE-X PORTS		$7,689.00
				VIA MINI-GBIC W/100FX MGBIC SUPPORT

		8	MGBIC-LC01	1000BASE-SX MINI GBIC W/LC CONNECTOR		$2,178.00
		1	C3G124-48P	STACK 48 PORT POE RJ45 – 4 SFP COMBO		$4,672.25
		2	N-POE-1200W	MATRIX POE 1200W WATT AC POWER SUPPLY		$1,320.00
		1	N5-SYSTEM-R	MATRIX N5 SYSTEM BUNDLE INCLUDING CHASSIS, FAN TRAY AND		$6,322.25
				TWO CHASSIS POWER SUPPLIES

		2	7G4285-49	DISTRIBUTED FORWARDING ENGINE (PLATINUM) WITH 48		$16,494.50
				10/100/1000BASE-TX POE PORTS VIA RJ45 AND 1 NETWORK
				EXPANSION MODULE (NEM) SLOT

		1	7G4205-72	DISTRIBUTED FORWARDING ENGINE (PLATINUM) WITH 72		$15,397.25
				10/100/1000 BASE-TX POE PORTS VIA RJ45 (POE SUPPORTED IN
				THE N5 ONLY)

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-004
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		1	RBT-8110	ROAMABOUT 8110 WIRELESS SWITCH WITH LICENSE FOR 24		$3,297.25
ACCESS POINTS

		6	RBT-1002	ROAMABOUT AP 1002 FOR USE WITH THE WIRELESS SWITCH		$1,382.70

COMPELLENT	STDINV05132	1	QS4-DUAL-UPR	QUICKSTART 4GB CLUSTERED CONTROLLER UPGRADE		$8,000.00	55 MIDDLESEX TURNPIKE
				INCLUDES:			BEDFORD, MA 01730

		1	CT-SC020	STORAGE CONTROLLER, 3U	KB28132
		2	EN-SFP	ENCLOSURE, SFP
		1	IO-F4X4S-E	IO, FC, 4GB, 4 PORT, STD PROFILE, PCI-E	GFC0749E67959
		2	PA-LC1M-OR	OPTICAL CABLE, LC/LC, 1-METER, ORANGE
		1	QS4-BASE-SFC	QUICKSTART 4GB SBOD BASE BUNDLE INCLUDES:		$9,600.00
		1	CT-SC020	STORAGE CONTROLLER, 3U	KB04152
		1	EN-SB4X16	COMPELLENT ENCLOSURE, SBOD, FC, 4GB, 16 BAY	SHU56152000B12A
		2	EN-SFP	ENCLOSURE, SFP
		1	IO-F4X4S-E	IO, FC, 4GB, 4 PORT, STD PROFILE, PCI-E	GFC0749E67960
		2	PA-LC1M-OR	OPTICAL CABLE, LC/LC, 1-METER, ORANGE
		4	PA-ENCL-EXP	ENCLOSURE UPGRADE CONNECTIVITY KIT INCLUDES:		$2,400.00
		16	EN-SFP	ENCLOSURE, SFP
		16	PA-LC1M-OR	OPTICAL CABLE, LC/LC, 1-METER, ORANGE
		29	DS-F300X10K	300GB, FC, 2GB, 10K RPM HDD	DSSC30A3KR4ELRY,	$40,600.00
DSSC30A3KR4HHV7,
DSSC30A3KR4J20X,
DSSC30A3KR4KXW4,
DSSC30A3KR4KY29,
DSSC30A3KR4KYMK,
DSSC30A3KR4KZG3,
DSSC30A3KR4KZG7,
DSSC30A3KR4KZLV,
DSSC30A3KR4LBKD,
DSSC30A3KR4LEJS,
DSSC30A3KR4LF1Z,
DSSC30A3KR4LGCF,
DSSC30A3KR4LH2J,

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-004
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
					DSSC30A3KR4LH2P,
					DSSC30A3KR4LH41,
					DSSC30A3KR4LM4Y,
					DSSC30A3KR4LMND,
					DSSC30A3KR4LNM8,
					DSSC30A3KR4LR7N,
					DSSC30A3KR4LT27,
					DSSC30A3KR4LT2D,
					DSSC30A3KR4LYK2,
					DSSC30A3KR4M214,

					DSSC30A3KR4MFLB,
					DSSC30A3KR4MFSA,
					DSSC30A3KR4MHZT,
					DSSC30A3KR4ML10,
					DSSC30A3KR4MZ9E

		50	DS-S750X7K	750GB SATA 7K RPM HDD	DSSS75A5QD0KT4S,	$35,000.0
					DSSS75A5QD0YCYB,
					DSSS75A5QD0YHF3,
					DSSS75A5QD0YX59,
					DSSS75A5QD104WS,
					DSSS75A5QD1065S,
					DSSS75A5QD10FYY,
					DSSS75A5QD10HZX,
					DSSS75A5QD10J8N,
					DSSS75A5QD10MRB,
					DSSS75A5QD10N3D,
					DSSS75A5QD10RCT,

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-004
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
DSSS75A5QD10TME,
DSSS75A5QD10X3J,
DSSS75A5QD11L4R,
DSSS75A5QD11L52,
DSSS75A5QD11L8Q,
DSSS75A5QD11LA6,
DSSS75A5QD11LNT,
DSSS75A5QD11RXW,
DSSS75A5QD11S74,
DSSS75A5QD11SG8,
DSSS75A5QD11SNA,
DSSS75A5QD11TC8,

DSSS75A5QD1238X,
DSSS75A5QD123JV,
DSSS75A5QD125Y7,
DSSS75A5QD354E2,
DSSS75A5QD3A8ST,
DSSS75A5QD3BG6N,
DSSS75A5QD3C258,
DSSS75A5QD3EYDV,
DSSS75A5QD3H0GQ,
DSSS75A5QD3H1EF,
DSSS75A5QD3H1LD,
DSSS75A5QD3L9KH,

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-004
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
					DSSS75A5QD3L9LS,
					DSSS75A5QD3L9LL,
					DSSS75A5QD3L9LM,
					DSSS75A5QD3L9M3,
					DSSS75A5QD3L9MG,
					DSSS75A5QD3L9MK,
					DSSS75A5QD3L9MV,
					DSSS75A5QD3LB1T,
					DSSS75A5QD3LB32,
					DSSS75A5QD3LB6G,
					DSSS75A5QDZ02SM,
					DSSS75A5QD20DZH,

					DSSS75A5QDZ0E4D,
					DSSS75A5QDZOEBP
		3	EN-BLNK	ENCLOSURE BLANK, FC		$0.00
		3	EN-SA2X16	COMPELLENT ENCLOSURE, SATA, 2GB, 16 BAY INCLUDES:	SHU44534000B5D0,	$14,940.00
					SHU44534000B5D9,
					SHU44534000B7E6

		1	EN-SB4X16	COMPELLENT ENCLOSURE, SBOD, FC, 4GB, 16 BAY	SHU56152000B140	$5,200.00
		4	IO-F4X2S-X	IO, FC, 4GB, 2 PORT, STD PROFILE, PCI-X	RFC0719U45879,	$8,000.00
					RFC0719U46275,
					RFC0737F14622, RFC0737F14758

		2	IO-I1X2S-X	IO, ISCSI, 1GB, 2 PORT, STD PROFILE, PCI-X	GS10744A49067, GA10744A49123	$2,590.00

		1	QS-BASE-FC-SW	QUICKSTART FC BASE SOFTWARE INCLUDES:		$5,000.00
		1	SW-DYNC-BASE	SW, DYNAMIC CAPACITY BASE LICENSE
		1	SW-SCOS-BASE	SW, STORAGE CENTER CORE BASE LICENSE
		1	QS-DUAL-UPR-SW	QUICKSTART CLUSTERED CONTROLLER UPGRADE SOFTWARE INCLUDES:		$0.00
		1	SW-DCNT-BASE	SW, DYNAMIC CONTROLLERS BASE LICENSE
		1	SW-DAPR-BASE	SW, DATA PROGRESSION BASE LICENSE		$6,000.00
		8	SW-DAPR-EXP	SW, DATA PROGRESSION EXPANSION LICENSE		$19,200.00

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-004
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		8	SW-DCNT-EXP	SW, DYNAMIC CONTROLLERS EXPANSION LICENSE		$0,00
		1	SW-DIRP-BASE	SW, DATA INSTANT REPLAY BASE LICENSE		$7,000.00
		8	SW-DIRP-EXP	SW, DATA INSTANT REPLAY EXPANSION LICENSE		$9,600.00
		8	SW-DYNC-EXP	SW, DYNAMIC CAPACITY EXPANSION LICENSE		$9,600.00
		1	SW-RIRA-BASE	SW, REMOTE INSTANT REPLAY ASYNCHRONOUS BASE LIC		$9,000.00
		8	SW-RIRA-EXP	SW, REMOTE INSTANT REPLAY ASYNCHRONOUS EXP LICENSE		$19,200.00

		1	SW-RIRS-BASE	SW, REMOTE INSTANT REPLAY SYNCHRONOUS BASE LIC		$0.00
		8	SW-RIRS-EXP	SW, REMOTE INSTANT REPLAY SYNCHRONOUS EXP LICENSE		$0.00

		8	SW-SCOS-EXP	SW, STORAGE CENTER CORE EXPANSION LICENSE		$9,600.00
		1	PS-1002	COMPELLENT INSTALLATION, CLUSTERED CONTROLLERS		$4,750.00
		1	PS-1007	COMPELLENT INSTALLATION, REPLICATION ADDITION		$5,000.00
		1	HW-MTC	ANNUAL HARDWARE SUPPORT		$9,161.00
		1	SW-MTC	ANNUAL SOFTWARE SUPPORT		$17,496.00
		1		TRADE DISCOUNT		$-114,747.00
COMPELLENT	STDINV05134	1	QS4-BASE-SATA	QUICKSTART 2GB SATA BASE BUNDLE		$9,500.00	55 MIDDLESEX TURNPIKE BEDFORD, MA 01730
		1	CT-SC020	STORAGE CONTROLLER, 3U	KB04151
		1	EN-SA2X16	COMPELLENT ENCLOSURE, SATA, 2GB, 16 BAY INCLUDES:	SHU44534000B8B2
		2	EN-SFP	ENCLOSURE, SFP
		1	IO-F4X4S-E	IO, FC, 4GB, 4 PORT, STD PROFILE, PCI-E	GFC0749E67989
		2	PA-LC1M-OR	OPTICAL CABLE, LC/LC, 1-METER, ORANGE
		1	QS4-DUAL-UPR	QUICKSTART 4GB CLUSTERED CONTROLLER UPGRADE INCLUDES:		$8,000.00
		1	CT-SC020	STORAGE CONTROLLER, 3U	KB04121
		2	EN-SFP	ENCLOSURE, SFP
		1	IO-F4X4S-E	IO, FC, 4GB, 4 PORT, STD PROFILE, PCI-E	GFC0749E67989
		2	PA-LC1M-OR	OPTICAL CABLE, LC/LC, 1-METER, ORANGE
		1	PA-ENCL-EXP	ENCLOSURE UPGRADE CONNECTIVITY KIT INCLUDES:		$600.00
		4	EN-SFP	ENCLOSURE, SFP
		4	PA-LC1M-OR	OPTICAL CABLE, LC/LC, 1-METER, ORANGE

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-004
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		22	DS-S750X7K	750GB SATA 7K RPM HDD	DSSS75A5QD0Y99L,	$15,400.00
					DSSS75A5QD0YSD5,
					DSSS75A5QD123M6,
					DSSS75A5QD3509C,
					DSSS75A5QD38RTM,
					DSSS75A5QD3AYAL,
					DSSS75A5QD3DT34,
					DSSS75A5QD3DV8T,
					DSSS75A5QD3GYR4,
					DSSS75A5QD3H1F1,
					DSSS75A5QD3H1ZX,
					DSSS75A5QD3H20T,

					DSSS75A5QD3H25E,
					DSSS75A5QD3H3YP,
					DSSS75A5QD3L9H6,
					DSSS75A5QD3L9HW,
					DSSS75A5QD3L9KT,
					DSSS75A5QD3L9KZ,
					DSSS75A5QD3L9M1,
					DSSS75A5QD3L9MR,
					DSSS75A5QD3LB2X,
					DSSS75A5QD3LB6A
		10	EN-BLNK-SATA	ENCLOSURE BLANK, SATA		$0.00
		1	EN-SA2X16	COMPELLENT ENCLOSURE, SATA, 2GB, 16 BAY	SHU44534000B880	$4,980.00
		4	IO-F4X2S-X	IO, FC, 4GB, 2 PORT, STD PROFILE, PCI-X	RFC0719U46005,	$8,000.00
					RFC0719U46286,
					RFC0737F14745, RFC0737F14888

		2	IO-I1X2S-X	IO, SCSI, 1GB, 2 PORT, STD PROFILE, PCI-X	GS10744A50279, GS10744A50389	$2,590.00

		1	QS-BASE-SATA-SW	QUICKSTART SATA BASE SOFTWARE		$5,000.00

		1	SW-DYNC-BASE	SW, DYNAMIC CAPACITY BASE LICENSE

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-004
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		1	SW-SCOS-BASE	SW, STORAGE CENTER CORE BASE LICENSE
		1	QS-DUAL-UPR-SW	QUICKSTART CLUSTERED CONTROLLER UPGRADE SOFTWARE INCLUDES:		$0.00
		1	SW-DCNT-BASE	SW, DYNAMIC CONTROLLERS BASE LICENSE
		1	SW-DAPR-BASE	SW, DATA PROGRESSION BASE LICENSE		$6,000.00
		1	SW-DAPR-EXP	SW, DATA PROGRESSION EXPANSION LICENSE		$2,400.00
		1	SW-DCNT-EXP	SW, DYNAMIC CONTROLLERS EXPANSION LICENSE		$0.00
		1	SW-DIRP-BASE	SW, DATA INSTANT REPLAY BASE LICENSE		$7,000.00
		1	SW-DIRP-EXP	SW, DATA INSTANT REPLAY EXPANSION LICENSE		$1,200.00
		1	SW-DYNC-EXP	SW, DYNAMIC CAPACITY EXPANSION LICENSE		$1,200.00
		1	SW-SCOS-EXP	SW, STORAGE CENTER CORE EXPANSION LICENSE		$1,200.00
		1	PS-10002	COMPELLENT INSTALLATION, CLUSTERED CONTROLLERS		$4,750.00
		1	HW-MTC	ANNUAL HARDWARE SUPPORT		$5,410.00
		1	SW-MTC	ANNUAL SOFTWARE SUPPORT		$4,860.00
		1		TRADE DISCOUNT		$-27,000.00
COMPLELLENT	STDINV05131	1	QS4-DUAL-UPR	QUICKSTART 4GB CLUSTERED CONTROLLER UPGRADE INCLUDES:		$8,000.00	311ARESENAL STREET WATERTOWN, MA 02472
		1	CT-SC020	STORAGE CONTROLLER, 3U	KB04192
		2	EN-SFP	ENCLOSURE, SFP
		1	IO-F4X4S-E	IO, FC, 4GB, 4 PORT, STD PROFILE, PCI-E	GFC0749E67999
		2	PA-LC1M-OR	OPTICAL CABLE, LC/LC, 1-METER, ORANGE
		1	QS4-BASE-SFC	QUICKSTART 4GB SBOD BASE BUNDLE INCLUDES:		$9,600.00
		1	CT-SC020	STORAGE CONTROLLER, 3U	KB04122
		1	EN-SB4X16	COMPELLENT ENCLOSURE, SBOD, FC, 4GB, 16 BAY	SHU56152000B467
		2	EN-SFP	ENCLOSURE, SFP
		1	IO-F4X4S-E	IO, FC, 4GB, 4 PORT, STD PROFILE, PCI-E	GFC0749E67957
		2	PA-LC1M-OR	OPTICAL CABLE, LC/LC, 1-METER, ORANGE
		2	PA-ENCL-EXP	ENCLOSURE UPGRADE CONNECTIVITY KIT INCLUDES:		$1,200.00
		8	EN-SFP	ENCLOSURE, SFP
		8	PA-LC1M-OR	OPTICAL CABLE, LC/LC, 1-METER, ORANGE
		1	CD-EMGR	CD, ENTERPRISE MANAGER		$0.00

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-004
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		16	DS-F300X10K	300GB, FC, 2GB, 10K RPM HDD	DSSC30A3KR4KVRN,	$22,400.00
					DSSC30A3KR4L982,
					DSSC30A3KR4LEZT,
					DSSC30A3KR4LSBD,
					DSSC30A3KR4LWHE,
					DSSC30A3KR4MGN5,
					DSSC30A3KR4MGVZ,
					DSSC30A3KR4MH0M,
					DSSC30A3KR4MJ0R,
					DSSC30A3KR4MK8A,
					DSSC30A3KR4MN1R,
					DSSC30A3KR4MRAF,

					DSSC30A3KR4MSKT,
					DSSC30A3KR4MT5T,
					DSSC30A3KR4MYMA,
					DSSC30A3KR4N0A8

		24	DS-S750X7K	750GB SATA 7K RPM HDD	DSS75A3QD0NMPD,	$16,800.00
					DSS75A3QD0P96R,
					DSS75A3QD0CLEQ,
					DSS75A3QD0GLQ8,
					DSS75A3QD0HNXP,
					DSS75A3QD0HYCA,
					DSS75A3QD0HYCD,
					DSS75A3QD0HYCY,
					DSS75A3QD0HYCZ,
					DSS75A3QD0HYD3,
					DSS75A3QD0HYHY,
					DSS75A3QD0HYK7,

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-004
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
					DSS75A3QD0HYL0,
					DSS75A3QD0HYN0,
					DSS75A3QD0HYN3,
					DSS75A3QD0HYPF,
					DSS75A3QD0HYQM,
					DSS75A3QD0J03S,
					DSS75A3QD0J18F,
					DSS75A3QD0J1CM,
					DSS75A3QD0J1N8,
					DSS75A3QD0J1QG,
					DSS75A3QD0J1RD,
					DSS75A3QD0J1VA
		8	EN-BLNK-SATA	ENCLOSURE BLANK, SATA		$0.00
		2	EN-SA2X16	COMPELLENT ENCLOSURE, SATA, 2GB, 16 BAY	SHU44534000B89D,	$9,960.00
					SHU44534000B8A6

		4	IO-F4X2S-X	IO, FC, 4GB, 2 PORT, STD PROFILE, PCI-X	RFC0719U45905,	$8,000.00
					RFC0719U46003,
					RFC0719U48120, RFC0719U46186

		2	IO-11X2S-X	IO, SCSI, 1GB, 2 PORT, STD PROFILE, PCI-X	GS10744A9559, GS10744A50180	$2,590.00
		1	QS-DUAL-UPR-SW	QUICKSTART CLUSTERED CONTROLLER UPGRADE SOFTWARE INCLUDES:		$0.00
		1	SW-DCNT-BASE	SW, DYNAMIC CONTROLLERS BASE LICENSE
		1	QS-BASE-FC-SW	QUICKSTART FC BASE SOFTWARE INCLUDES:		$5,000.00
		1	SW-DYNC-BASE	SW, DYNAMIC CAPACITY BASE LICENSE
		1	SW-SCOS-BASE	SW, STORAGE CENTER CORE BASE LICENSE
		1	SW-DAPR-BASE	SW, DATA PROGRESSION BASE LICENSE		$6,000.00
		3	SW-DAPR-EXP	SW, DATA PROGRESSION EXPANSION LICENSE		$7,200.00
		3	SW-DCNT-EXP	SW, DYNAMIC CONTROLLERS EXPANSION LICENSE		$0.00
		1	SW-DIRP-BASE	SW, DATA INSTANT REPLAY BASE LICENSE		$7,000.00
		3	SW-DIRP-EXP	SW, DATA INSTANT REPLAY EXPANSION LICENSE		$3,600.00
		3	DW-DYNC-E	SW, DYNAMIC CAPCITY EXPANSION LICENSE		$3,600.00
		1	SW-EMGR-FD	SW, ENTERPRISE MANAGER FOUNDATION, UNLIMITED		$0.00
		1	SW-EMGR-RP	SW, ENTERPRISE MANAGER REPORTER, UNLIMITED		$3,500.00

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-004
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		1	SW-RIRA-BASE	SW, REMOTE INSTANT REPLAY ASYNCHRONOUS BASE LIC		$9,000.00
		3	SW-RIRA-EXP	SW, REMOTE INSTANT REPLAY ASYNCHRONOUS EXP LICENSE		$7,200.00

		1	SW-RIRS-BASE	SW, REMOTE INSTANT REPLAY SYNCHRONOUS BASE LIC		$0.00
		3	SW-RIRS-EXP	SW, REMOTE INSTANT REPLAY SYNCHRONOUS EXP LICENSE		$0.00

		3	SW-SCOS-EXP	SW, STORAGE CENTER CORE EXPANSION LICENSE		$3,600.00
		1	PS-1002	COMPELLENT INSTALLATION, CLUSTERED CONTROLLERS		$4,750.00
		1	PS-1007	COMPELLENT INSTALLATION, REPLICATION ADDITION		$5,000.00
		1	HW-MTC	ANNUAL HARDWARE SUPPORT		$6,601.00
		1	SW-MTC	ANNUAL SOFTWARE SUPPORT		$10,566.00
		1		TRADE DISCOUNT		$-59,000.00
COMPELLENT	STDINV05148	1	CAA-1000-C	CAA, COPILOT OPTIMIZE ANNUAL SERVICE PACKAGE		$14,196.00	311 ARSENAL STREET WATERTOWN, MA 02472
		2	CAA-1007-C	CAA, HEALTH CHECK		$4,220.00
		4	CAA-1009-C	CAA, CONFIGURATION MANAGEMENT		$6,760.00
		1	CAA-1011-C	CAA, REMOTE INSTANT REPLAY ASSIST		$1,270.00
		1		TRADE DISCOUNT		$-1,446.00
COMPELLENT	STDINV05553	1	QS4-BASE-SFC	QUICKSTART 4GB SBOD BASE BUNDLE INCLUDES:		$9,600.00	1 HATLEY ROAD BELFAST, ME 04915
		1	CT-SC020	STORAGE CONTROLLER, 3U	KE33011
		1	EN-SB4X16	COMPELLENT ENCLOSURE, SBOD, FC, 4GB, 16 BAY	SHU56152000BB95
		2	EN-SFP	ENCLOSURE, SFP
		1	IO-F4X4S-E	IO, FC, 4GB, 4 PORT, STD PROFILE, PCI-E	GFC0749E67525
		2	PA-LC1M-OR	OPTICAL CABLE, LC/LC, 1-METER, ORANGE
		1	QS4-DUAL-UPR	QUICKSTART 4GB CLUSTERED CONTROLLER UPGRADE INCLUDES:		$8,000.00

		1	CT-SC020	STORAGE CONTROLLER, 3U	KE32991
		2	EN-SFP	ENCLOSURE, SFP
		1	IO-F4X4S-E	IO, FC, 4GB, 4 PORT, STD PROFILE, PCI-E	GFC0801E98214
		2	PA-LC1M-OR	OPTICAL CABLE, LC/LC, 1-METER, ORANGE
		1	PA-ENCL-EXP	ENCLOSURE UPGRADE CONNECTIVITY KIT INCLUDES:		$600.00
		4	EN-SFP	ENCLOSURE, SFP
		4	PA-LC1M-OR	OPTICAL CABLE, LC/LC, 1 -METER, ORANGE

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-004
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		13	DS-F146X10K	146GB, FC, 2GB, 10K RPM HDD	DSSC14A3KS6KNDW,	$10,270.00
					DSSC14A3KS6LYLH,
					DSSC14A3KS6LYXZ,
					DSSC14A3KS6LYZT,
					DSSC14A3KS6LZ2Q,
					DSSC14A3KS6LZ3Q,
					DSSC14A3KS6LZQK,
					DSSC14A3KS6M0PG,
					DSSC14A3KS6M2GA,
					DSSC14A3KS6MHWN,
					DSSC14A3KS6MKQM,
					DSSC14A3KS6MKQN,
					DSSC14A3KS6MWHG

		8	DS-S500X7K	500GB SATA 7K RPM HDD	DSSS50A9QG6BLE9,	$4,640.00
					DSSS50A9QG6BLF5,
					DSSS50A9QG6BLFY,
					DSSS50A9QG6BNDE,
					DSSS50A9QG6BNEA,
					DSSS50A9QG6BNEH,
					DSSS50A9QG6BNEL,
					DSSS50A9QG6C290
		3	EN-BLNK	ENCLOSURE BLANK, FC		$0.00
		8	EN-BLNK-SATA	ENCLOSURE BLANK, SATA		$0.00
		1	EN-SA2X16	COMPELLENT ENCLOSURE, SATA, 2GB, 16 BAY	SHU44534000C08C	$4,980.00
		4	IO-F4X2S-X	IO, FC, 4GB, 2 PORT, STD PROFILE, PCI-X	RFC0734B86688,	$8,000.00
					RFC073RB86840,
					RFC0734B86921, RFC0734B87517

		2	IO-I1X2S-X	IO, ISCSI, 1GB, 2 PORT, STD PROFILE, PCI-X	GS10741A45415, GS10803A57335	$2,590.00

		1	QS-BASE-FC-SW	QUICKSTART FC BASE SOFTWARE INCLUDES:		$5,000.00
		1	SW-DYNC-BASE	SW, DYNAMIC CAPACITY BASE LICENSE
		1	SW-SCOS-BASE	SW, STORAGE CENTER CORE BASE LICENSE

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-004
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		1	QS-DUAL-UPR-SW	QUICKSTART CLUSTERED CONTROLLER UPGRADE SOFTWARE INCLUDES:		$0.00
		1	SW-DCNT-BASE	SW, DYNAMIC CONTROLLERS BASE LICENSE
		1	SW-DAPR-BASE	SW, DATA PROGRESSION BASE LICENSE		$6,000.00
		1	SW-DAPR-EXP	SW, DATA PROGRESSION EXPANSION LICENSE		$2,400.00
		1	SW-DCNT-EXP	SW, DYNAMIC CONTROLLERS EXPANSION LICENSE		$0.00
		1	SW-DIRP-BASE	SW, DATA INSTANT REPLAY BASE LICENSE		$7,000.00
		1	SW-DIRP-EXP	SW, DATA INSTANT REPLAY EXPANSION LICENSE		$1,200.00
		1	SW-DYNC-EXP	SW, DYNAMIC CAPACITY EXPANSION LICENSE		$1,200.00
		1	SW-SCOS-EXP	SW, STORAGE CENTER CORE EXPANSION LICENSE		$1,200.00
		1	PS-1002	COMPELLENT INSTALLATION, CLUSTERED CONTROLLERS		$4,750.00
		1	HW-MTC	ANNUAL HARDWARE SUPPORT		$5,263.00
		1	SW-MTC	ANNUAL SOFTWARE SUPPORT		$4,860.00
		1		TRADE DISCOUNT		$-24,000.00
IMAGING BUSINESS MACHINES	34221	1	180-00017	DELL POWEREDGE 2800		$5,000.00	311 ARSENAL STREET WATERTOWN, MA 02472

INOVA	12781	1	LLDMXC	LIGHTLINK CONTACT CENTER EDITION		$16,000.00	311 ARSENAL STREET WATERTOWN, MA 02472
		1	LL2DS055	LSDS LICENSE FOR AVAYA RT SOCKET		$0.00
		2	ONTM6-256R	INOVA ONTRACK M6 DISPLAY, ROHS	21729,21730	$13,990.00
		2	ONTM8-256R	INOVA ONTRACK M8 DISPLAY, ROHS	19208, 19215	$18,090.00
		4	ONTSPKR	SPEAKER KIT FOR INOVA ONTRACK DISPLAY		$184.00
		1	LL2OC022	INOVA CORPORATE BROADCASTER SERVER SOFTWARE		$12,800.00
		5	LL2OC022-1	INOVA CORPORATE BROADCASTER CLIENT		$0.00
		5	LL2ML001	INOVA DESKTOP PRESENTER SUITE “MESSAGELIN		$750.00
		1	LL2DS063	LLSDS LICENSE FOR AVAYA RT SOCKET HIST		$0.00
		1	630052	CPU, AC POWERED ONTRACK, ROHS		$0.00
		1	630054	ARE CARD, ROHS		$0.00
		1	710069	COSEL, PBA100, ONTRACK		$0.00
		1	630061	LED MODULE, APEX, AC POWER		$0.00
		1	710070	COSEL, PBA150, ONTRACK		$0.00
		1	SR13	GOLD INOVA SUPPORT AGREEMENT		$11,235.00
SEACOAST	22485	1	GP ALARM	EQUIPMENT		$2,985.00	1 HATLEY ROAD BELFAST, ME 04915

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-004
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		1	LA ALARM	LABOR		$4,000.00
BERNHARD &	N/A	1	SERVICES	ARCHITECT'S BASIC SERVICES FOR CONSTRUCTION		$7,905.00	1 HATLEY ROAD
PRIESTLEY				ADMINISTRATION, SITE VISITS, MEETINGS WITH CONTRACTOR			BELFAST, ME 04915
				AND CONSULTANTS, CONSULTANT COORDINATION,
				PREPARATION OF SK'S (SUPPLEMENTAL DRAWINGS), SHOP
				DRAWING REVIEW AND REVISIONS
				93.0 HOURS @ $85.00 PER HOUR

		1	EXPENSES	CONSULTANT EXPENSE - DONNA JANVILLE INTERIORS		$542.50
COLUMBIA	APP3	1	MISC	APPLICATION AND CERTIFICATE FOR PAYMENT FOR LABOR		$35,468.00	400 N. Beacon Street, Bldg 9 Conf Room Watertown, MA 02472
	APP4	1	MISC	APPLICATION AND CERTIFICATE FOR PAYMENT FOR LABOR		$13,985.00
DELL	XCK71M8T6	2	223-4507	QUAL CORE XEON PROCESSOR E5430 2X6MB CACHE, 2.66GHZ, 1333MHZ FSB, PE2900	DG4JZF1, CG4JZF1	$11,997.48	311 ARSENAL STREET WATERTOWN, MA 02472
		2	987-1332	PROSUPPORT FOR IT, 7X24 HW/SW TECH SUPPORT AND		$998.00
				ASSISTANCE
		2	990-0378	MISSION CRITICAL PACKAGE: ENHANCED SERVICES, 3 YEAR		$1,560.00

		2	341-4606	QLOGIC 2460 4GB OPTICAL FIBER CHANNEL HBA, PCI-E CARD		$1,558.00

		2	313-3915	DELL REMOTE ACCESS CARD, 5TH GENERATION FOR		$598.00
				POWEREDGE MANAGEMENT

MORE DIRECT	1551278	20	183900	400/800GB LTO-3 ULTRIUM		$759.80	311 ARSENAL STREET WATERTOWN, MA 02472
		1	FREIGHT	FREIGHT		$22.79
MORE DIRECT	1551395	1	LS1203-1AZU0100	LS1203 USB KIT/SCNR/SERI	SMAJ00C	$124.26	311 ARSENAL STREET WATERTOWN, MA 02472
		1	FREIGHT	FREIGHT		$72.10
MORE DIRECT	1553154	3	33177	10M FIBER OPTIC PATCH CO		$105.06	1 HATLEY ROAD BELFAST, ME 04915
		5	27181	PATCH CABLE RJ-45		$17.25
		50	27142	7FT CAT6 BLUE GIGABIT PA		$206.50

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-004
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		5	27801	CABLES TO GO 3FT CAT6 SN		$17.25
		4	33174	3M FIBER OPTIC PATCH COR		$94.72
		4	33110	4M LC LC DUPLEX 62/125 M		$131.16
		30	27141	3 FT CAT6 BLUE UTP PATCH		$100.50
		20	31341	5FT CAT6 PATCH CABLE BLU		$74.80
		2	JGS524NA	24PORT GIGABIT ETHERNET	1LK18358004C2, 1LK1835K004BF	$460.40

		1	FREIGHT	FREIGHT		$268.92
MORE DIRECT	1550454	1	E4510S3	2YR EXTENDED WARR ONSITE		$-89.43	311 ARSENAL STREET WATERTOWN, MA 02472

MORE DIRECT	1533281	2	02717	6FT VGA MONITOR EXTENSION		$11.50	311 ARSENAL STREET WATERTOWN, MA 02472
		2	02717	6FT VGA MONITOR EXTENSION		$11.50
		1	FREIGHT	FREIGHT		$12.29
MORE DIRECT	1533020	1	250510W	THINKPAD ESSENTIAL PORT	1S250510WM1A7XWX	$152.83	311 ARSENAL STREET WATERTOWN, MA 02472
		1	FREIGHT	FREIGHT		$5.98
MORE DIRECT	1544277	1	PROMPDS20699	ATHENAHEALTH 1-WEEK ALTI		$10,000.00	311 ARSENAL STREET WATERTOWN, MA 02472

MORE DIRECT	1545022	1	PWLA8490MTBLK5	INTEL NETWORK ADAPTER		$464.68	311 ARSENAL STREET WATERTOWN, MA 02472

MORE DIRECT	1532104	4	33167	8MLC ST DUPLEX 62/125 M		$132.76	1 HATLEY ROAD BELFAST, ME 04915
		1	FREIGHT	FREIGHT		$14.29
MORE DIRECT	1529091	1	C9380A	HP 72 GRAY AND PHOTO BLA		$50.60	311 ARSENAL STREET WATERTOWN, MA 02472
		1	UG723E	3YR UPG WARR NBD DESIGNJ		$673.08
		1	7767C3U	X61 TS L7500 1GB/100 DVR	1S7767C3ULVB33RW	$2,238.97
		3	41C9342	3YEARTHINKPAD PROTECTION		$586.44
		3	40Y7734-ALC	ALL COMPONENTS 1GB 1024M		$126.51
		1	FREIGHT	FREIGHT		$110.27
MORE DIRECT	1544384	10	175707	IP PHONE POWER INJECTOR		$-425.00	311 ARSENAL STREET WATERTOWN, MA 02472

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-004
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
MORE DIRECT	1548050	16	39R6525	IBM 4GBPS FC SINGLE POR	1S39R6525230YAGB,	$9,211.68	311 ARSENAL STREET
					1S39R6525230YBPH,		WATERTOWN, MA 02472
					1S39R6525230YBPV,
					1S39R6525231A29F,
					1S39R6525231A29L,
					1S39R6525231A2DC,
					1S39R6525231A2GY,
					1S39R6525231A2GZ,
					1S39R6525231A2H0,
					1S39R6525231A2H2,

					1S39R6525231A2K1,
					1S39R6525231A2K2,
					1S39R6525231A2K5,
					1S39R6525231A2K6,
					1S39R6525231A2L0,
					1S39R6525231A2L1

		1	FREIGHT	FREIGHT		$120.17

					TOTAL	$813,632.42

ORIGINAL

Leaseline Schedule No. LL-004 dated April 1, 2008

Lessee:	ATHENAHEALTH, INC.	Lessor:	MACQUARIE EQUIPMENT FINANCE, LLC
Street Address:	311 Arsenal Street	Street Address:	2285 Franklin Road, Suite 100
City/State/Zip:	Watertown, MA 02472	City/State/Zip:	Bloomfield Hills, MI 48302
This Schedule incorporates the Master Equipment Lease Agreement dated June 1, 2007 between Lessee and Lessor. This is a Leaseline Schedule to which the terms and conditions of the Leaseline Rider apply.

Acquisition	Leaseline
Period	Maximum	Lease Rate Factors	Lessor’s Basis	Rental Payment

Hardware: 0.028760 Software: 0.028760*

From April 1, 2008 through June 30, 2008	$1,000,000.00	The Hardware Lease Rate Factor applies only to Tier 1 Manufacturers’ and Approved Manufacturers’ Current (n) Technology System Components. The Software Lease Rate Factor applies to all other items.
		*See Special Term No. 5 below.	The aggregate for all items of Lessor’s actual cost of the item.	The aggregate for all items of each item’s Lessor’s Basis multiplied by its Lease Rate Factor.

Due Dates: Rental Payments are due in arrears on the first day of each Rental Period.	Base Term: 36 months.

Base Term Commencement Date: July 1, 2008
Rental Period: Each calendar month during the Term.

Billing Address (if different from Lessee’s address stated above):

Special Terms:
1.	In any exercise of the purchase option provided for in Section 6(a) of the Master Equipment Lease Agreement, the purchase price (exclusive of Taxes) shall be limited to 10.75% of Lessor’s Basis.

2.	As Lessor will be acquiring certain of the Equipment from Lessee, Lessor’s obligations under this Schedule shall be contingent on the execution by Lessee of documentation satisfactory to Lessor providing for the purchase of the Equipment and receipt by Lessor of such other documentation as it may request, including, without limitation, vendor invoices, canceled checks, bills of sale, and other documentation describing the Equipment and the prices paid therefore by Lessee and/or evidencing Lessee’s title thereto.

3.	It shall be an Event of Default under this Lease pursuant to Section 17 of the Master Equipment Lease Agreement if Lessee breaches or otherwise defaults under the Loan and Security Agreement dated as of August 20, 2002 (the “Silicon Valley Bank Loan Agreement”) between Silicon Valley Bank, a California chartered bank, d/b/a Silicon Valley East, as “Bank,” and Lessee, as “Borrower” (“SVB Loan Default”), and the SVB Loan Default is not cured within any applicable grace period or waived by Silicon Valley Bank. However, no such cure or waiver by Silicon Valley Bank will constitute a cure or waiver of an SVB Loan Default as an Event of Default under this Lease if during the continuance of an SVB Loan Default Lessor has declared the occurrence thereof under the Silicon Valley Bank Loan Agreement as an Event of Default under this Lease.

4.	Lessee shall maintain EBITDA of not less than the following amounts during the following fiscal periods of Lessee:

Period	Minimum EBITDA
The fiscal quarter ending June 30, 2007	$1,400,000
The two-consecutive-fiscal-quarter period ending September 30, 2007	$4,000,000
The three-consecutive-fiscal-quarter period ending December 31, 2007	$7,515,000
The four-consecutive-fiscal-quarter period ending March 31, 2008	$11,030,000
The four-consecutive-fiscal-quarter period ending June 30, 2008	$13,145,000
The four-consecutive-fiscal-quarter period ending September 30, 2008	$14,060,000
The four-consecutive-fiscal-quarter period ending each Fiscal Quarter thereafter	$14,060,000
Notwithstanding the foregoing, Lessee’s failure to comply with the foregoing minimum EBITDA requirement in any fiscal period shall not constitute an Event of Default, if Lessee has Unrestricted Cash, as of the end of such fiscal period, of not less than $7,000,000. For purposes of this covenant: “EBITDA” means, on a consolidated basis, Lessee’s earnings before interest, taxes, depreciation and other non-cash amortization expenses, determined in accordance with GAAP; “Unrestricted Cash” means cash in deposit accounts and securities accounts, which is unrestricted in accordance with GAAP; and “Fiscal Quarter” means any period between January 1 and March 31, April 1 and June 30, July 1 and September 30, and October 1 and December 31.
5.	The Maximum Soft Cost Percentage shall be 35%. Lessee acknowledges and agrees that if the Soft Costs on this Schedule exceed 25% of the Lessor’s Basis, the excess Soft Costs will be subject to a lease rate factor of 0.03104, however, in no event, shall the total Soft Costs exceed the Maximum Soft Cost Percentage.

6.	As used in this Schedule, the “Approved Manufacturers” shall also include Lenovo, Opex, Kodak, Canon, Pitney Bowes and Ricoh.

7.	In addition to the Rental Payments to be paid under this Lease for the Base Term, but in lieu of Rental Payments, if any, to be paid under this Lease for any periods before the Base Term Commencement Date, Lessee pay Lessor an amount equal to 1/30th of the total Rental Payment multiplied by 45 days, provided for herein.
The “Tier 1 Manufacturers” are IBM, Compaq, Hewlett-Packard, Dell, and Toshiba. The “Approved Manufacturers” are the Tier 1 Manufacturers and the manufacturers of such products as Lessor may, in its sole discretion, approve in writing as qualifying for the Hardware Lease Rate Factor specified in the Leaseline Schedule. “Current (n) Technology Products” are the latest technological offerings of the Tier 1 manufacturers and the Approved Manufacturers. “System Components” are processors (including all internal features such as memory, modems, disk drives, and sound and video cards), display terminals, printers and other external hardware required for the operation of a system.
Each party acknowledges its receipt and review of this Schedule and that none of its provisions are missing or illegible. The terms of this Schedule may be different from other Schedules incorporating the Agreement. The page numbering of this Schedule may be exclusive of exhibits, if any. If this Schedule was transmitted to Lessee for signature in electronic format, Lessee represents and warrants that the text originally transmitted has not been altered in any way. Lessor’s acceptance of this Schedule is based on its reliance on, and specifically conditioned by, the truth of this representation and warranty. This Schedule and the Agreement constitute the entire agreement of the parties relating to the leasing of the Equipment.

ATHENAHEALTH, INC. (Lessee)		MACQUARIE EQUIPMENT FINANCE, LLC (Lessor)

By:	/s/ Carl Byers	By:	/s/ Jennifer E. Gordon

Name/Title:	Carl Byers Chief Financial Officer	Name/Title:	Jennifer E. Gordon Contracts Manager
Date:	4/28/08	Date:	5/2/08

MASTER EQUIPMENT LEASE AGREEMENT
STIPULATED LOSS VALUES

LESSEE:	ATHENAHEALTH, INC.	LESSOR:	MACQUARIE EQUIPMENT FINANCE, LLC
Street Address:	311 Arsenal Street	Address:	2285 Franklin Road, Suite 100
City/State/Zip:	Watertown, MA 02472		Bloomfield Hills, MI 48302
		Lease	Schedule
		Number:	Number: LL-004
The Stipulated Loss Value of the Equipment on the above referenced Master Equipment Lease Agreement Schedule shall be determined by multiplying the applicable Stipulated Loss Value Percentage (stated below) as of the due date of the last Rental Payment due immediately prior to the date of the Loss or the Event of Default, as applicable, by the Stipulated Loss Value Amount.

	Stipulated Loss		Stipulated Loss
Rental Period	Value Percentage	Rental Period	Value Percentage
1	107.75%	19	61.74%
2	105.27%	20	59.12%
3	102.77%	21	56.48%
4	100.27%	22	53.83%
5	97.75%	23	51.17%
6	95.23%	24	48.50%
7	92.69%	25	46.00%
8	90.14%	26	43.48%
9	87.59%	27	40.95%
10	85.02%	28	38.41%
11	82.44%	29	35.87%
12	79.85%	30	33.31%
13	77.28%	31	30.75%
14	74.72%	32	28.17%
15	72.14%	33	25.59%
16	69.56%	34	22.99%
17	66.96%	35	20.39%
18	64.36%	36	17.77%

/s/ CB	/s/ JEG

Lessee Initials	Lessor Initials

ORIGINAL

Leaseline Summary dated September 25, 2008 for Leaseline Schedule No. LL-005

Lessee:	ATHENAHEALTH, INC.	Lessor:	MACQUARIE EQUIPMENT FINANCE, LLC
Street Address:	311 Arsenal Street	Street Address:	2285 Franklin Road, Suite 100
City/State/Zip:	Watertown, MA 02472	City/State/Zip:	Bloomfield Hills, MI 48302
Leaseline Summary to the above-referenced Leaseline Schedule incorporating the Master Equipment Lease Agreement dated June 1, 2007, between Lessee and Lessor. Capitalized terms used in this Leaseline Summary without definition are defined in the Leaseline Schedule.
1.	The Lessor’s Basis and Rental Payment for the Equipment is summarized as follows:

	Lessor’s	Lease Rate	Rental
	Basis	Factor	Payment
Hardware:	$403,176.45	0.02890	$11,651.80

Total:	$403,176.45		$11,651.80
2.	The Equipment is summarized by reference on Exhibit A attached hereto and incorporated herein.
Each party acknowledges its receipt and review of this Leaseline Summary and that none of its provisions are missing or illegible. The page numbering of this Leaseline Summary may be exclusive of exhibits, if any. If this Leaseline Summary was transmitted to Lessee for signature in electronic format, Lessee represents and warrants that the text originally transmitted has not been altered in any way. Lessor’s acceptance of this Leaseline Summary is based on its reliance on, and specifically conditioned by, the truth of this representation and warranty. When executed by Lessee and Lessor, this Leaseline Summary amends the Leaseline Schedule. Except as provided in this Leaseline Summary, the terms and conditions of the Leaseline Schedule remain the same.

ATHENAHEALTH, INC. (Lessee)		MACQUARIE EQUIPMENT FINANCE, LLC (Lessor)

By:	/s/ Carl Byers	By:	/s/ Jennifer E. Gordon

Name/Title:	Carl Byers, CFO	Name/Title:	Jennifer E. Gordon
Date:	9/26/08	Date:	Contracts Manager 9/26/08

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-005
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
MORE DIRECT	1559153	1	T02990	50PK 5YR SECURID AUTHENT		$4,090.24	311 ARSENAL STREET
							WATERTOWN, MA 02472

		15	T02876	SECURID SOFTWARE TOKEN S		$1,001.10
		1	FREIGHT	FREIGHT		$152.74
MORE DIRECT	1580129	16	F1D9400-10	OMNVW DUAL PORT OCTPUS CB		$476.16

ADAPTIVE	AC-20080332	2	7G4202-60	DISTRIBUTED FORWARDING ENGINE (PLATINUM) WITH 60		$12,000.00	311 ARSENAL STREET
				10/100/1000 BASE-TX PORTS VIA RJ45			WATERTOWN, MA 02472

ADAPTIVE	AC-20080335	2	7G4205-72	DISTRIBUTED FORWARDING ENGINE (PLATINUM) WITH 72		$27,995.00	1 HATLEY ROAD
				10/100/1000 BASE-TX POE PORTS VIA RJ45			BELFAST, ME 04915

HOLMAN EXHIBITS	23625	1		50% COMMENCEMENT DEPOSIT ON EXTERIOR AND INTERIOR BANNERS		$4,329.50	311 ARSENAL STREET
							WATERTOWN, MA 02472

DELL	XCKWR14X3	10	223-7187	OPTIPLEX 755N SMALL FORM FACTOR CORE 2 DUO	3RYT1G1, 7RYT1G1, 9RYT1G1,	$7,385.00	311 ARSENAL STREET
				E8200/2.66GHZ, 6M, VT, 1333FSB	FRYT1G1, CSYT1G1, 3SYT1G1,		WATERTOWN, MA 02472
					5SYT1G1, 7SYT1G1, 9SYT1G1,
					1SYT1G1

DELL	XCMNJ86J9	10	310-7699	90 WATT AC ADAPTER 2 PIN W/6-FOOT POWER CORD FOR DELL		$559.90	311 ARSENAL STREET
				LATITUDE, CUSTOMER KIT			WATERTOWN, MA 02472

DELL	XCMNC2TF6	20	310-7704	D-PORT PORT REPLICATOR W/90W AC ADAPTER, 2-PIN, FOR		$2,000.00	311 ARSENAL STREET
				LATITUDE D-SERIES, CUSTOMER KIT			WATERTOWN, MA 02472

DELL	XCN1NTC42	10	341-7462	80GB HARD DRIVE 9.5MM, 7200RPM FOR LATITUDE D63X,		$767.90	311 ARSENAL STREET
				CUSTOMER INSTALL			WATERTOWN, MA 02472

ENERGY	200609.12	11		COMMISSIONING WORK ON PROJECT FOR 3/1 THROUGH 4/25/08		$1,430.00	311 ARSENAL STREET
							WATERTOWN, MA 02472

				EXPENSES		$281.09
BEAL	139	1		UNICCO INVOICE #1035124 FROM 3/31/08		$519.36	311 ARSENAL STREET
							WATERTOWN, MA 02472

POST ASSOCIATES, CORP.	41683	1	4212KN	CABINET, 48 CAPACITY W/DOORS, TAMBOUR DOOR WITH PULL		$2,025.00	311 ARSENAL STREET
				OUT SHELF, PUTTY COLOR			WATERTOWN, MA 02472

		1	6901	ROLL OUT REFERENCE SHELF FOR THE 4212KN CABINET 6901		$195.00

		48	235RWSFBL	TRAY, CHECK BLUE		$1,320.00

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-005
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
XEROX	032726064	1	HLCCTL7	DOCUSP CONTROLLER	CAA-274660	$25,000.00	1 HATLEY ROAD
							BELFAST, ME 04915

BERNHARD &		1		ARCHITECT’S BASIC SERVICES FOR CONSTRUCTION		$2,890.00	311 ARSENAL STREET
PRIESTLEY				ADMINISTRATION, SITE VISITS, MEETINGS WITH CONTRACTOR			WATERTOWN, MA 02472
ARCHITECTURE, INC.				AND CONSULTANTS, PREPARATION OF SK’S

		1		CONSULTANT EXPENSE-PETER KNUPPEL LIGHTING DESIGN		$240.00

DELL	XCNNT1TC4	25	320-5293	DELL ULTRASHARP 1908FP FLAT PANEL WITH HEIGHT		$5,725.00	311 ARSENAL STREET
				ADJUSTABLE STAND, 19.0 INCH VIS, OPTIPLEX PRECISION AND			WATERTOWN, MA 02472
				LATITUDE, CUST

		10	310-7698	90 WATT AC ADAPTER W/3-FOOT POWER CORD, DELL LATITUDE,		$559.90
				CUSTOMER KIT

DELL	XCNMDJW24	10	A1249405	1GB MEMORY MODULE FOR DELL OPTIPLEX 755 SERIES		$327.90	311 ARSENAL STREET
				DESKTOPS			WATERTOWN, MA 02472

DOCUMENT	5771	14	097S03624	XEROX 4510N PRINTERS WITH 2 EXTRA TRAYS ON EACH	ART310469, ART311428,	$11,298.00	3 HATLEY ROAD
TECHNOLOGIES					ART311429, ART311430,		BELFAST, ME 04915
					ART311432, ART311337,
					ART321083, ART321084,
					ART321089, ART321090,
					ART321091, ART321092,
					ART321097, ART321098

OPEX CORPORATION	1016737	1	OM206	OMATION MODEL 206 ENVELOPENER	ZA02060	$7,895.00	1 HATLEY ROAD
							BELFAST, ME 04915

NETWORK	INV66158	1	CSS11506-2AC	CISCO 11506 CONTENT SERVICES SWITCH SCM-2GE HD 2SM 2AC	JAB0617903K	$6,800.00	777 CENTRAL BLVD.
LIQUIDATORS				FAN			CARLSTADT, NJ 07072

DELL	XCP5D5XC3	24	222-7948	LATITUDE D630, INTEL CORE 2 DUO T7500, 2.20GHZ, 800MHZ 4M L2	J9B1MG1, 2LB1MG1, GBB1MG1,	$31,974.48	311 ARSENAL STREET
				CACHE, DUAL CORE	5CB1MG1, BCB1MG1, 2DB1MG1,		WATERTOWN, MA 02472
					8DB1M61, JDB1MG1, 7FB1MG1,

					FFB1MG1, 1GB1MG1, 6GB1MG1,
					FGB1MG1, 2HB1MG1, 6HB1MG1,
					BHB1MG1, GHB1MG1, 6JB1MG1,

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-005
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
					GJB1MG1, 2KB1MG1, 5KB1MG1,
					9KB1MG1, HKB1MG1, 8BB1MG1

HOLMAN EXHIBITS	23910	1		REMAINING BALANCE AFTER 50% DEPOSIT ON EXTERIOR AND		$4,329.50	311 ARSENAL STREET
				INTERIOR BANNERS			WATERTOWN, MA 02472

CDW	KLP8801	8	7995C2U	IBM HS21 BLADE E5345	1S7995AC199C5011,	$13,564.48	55 MIDDLELEX TPKE
					1S7995AC199C5072,		BEDFORD, MA 01730
					1S7995AC199C5073,
					1S7995AC199C5075,
					1S7995AC199C5079,

					1S7995AC199C5086,
					1S7995AC199C5118,
					1S7995AC199C5130

		16	39M5791	IBM 4GB KIT PC2-5300 ECC DDR2 DIMM		$3,827.36
		8	26K5777	IBM 73GB 10K U320 SFF SAS NHS HDD	1S26K577799CP121,	$1,557.52
					1S26K577799CP148,
					1S26K577799CP152,
					1S26K577799CP609,

					1S26K577799CP611,
					1S26K577799CP612,
					1S26K577799CP613,
					1S26K577799CT808,
					1S26K577799CV162,
					1S26K577799CV193

		8	BURNIN	CDW BURN IN 12 HOURS		$80.00
			DIAGNOSTIC

		8	42C0570-BSTK	IBM INTEL XEON DC E5345 PROC 2.33GHZ		$5,434.88

RAID INCORPORATED	SI-20217	1	F3F-16000-1601	FALCON3 16TB 4GFC-SATA2 SYSTEM		$12,950.00	311 ARSENAL STREET
							WATERTOWN, MA 02472
		1	QLA2460-CK	HBA QLOGIC 4GB 1PORT FO LC PCI-X	1275220	$1,025.00

RAID INCORPORATED	SI-20227	1	X28-8000-J	RAIDINC X28 8TB 2GBFC-SATA JBOD SYSTEM		$8,740.00	311 ARSENAL STREET
							WATERTOWN, MA 02472

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-005
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
CDW	LGM0483	2	71412RU	IBM X3850 M2 2X QC 2.13	1S71412RU0602113,	$15,911.72	55 MIDDLESEX TPKE
					1S71412RU0602114		BEDFORD, MA 01730-1403

		4	44E4241	IBM QUAD CORE XEON 4MB PROC E7320		$5,957.00
		6	43X0824	IBM SAS 146GB 10K SFF HOT PLUG HD	1S43X082499C4684,	$1,320.00
					1S43X082499D4563,
					1S43X082499D4566,
					1S43X082499D4567,
					1S43X082499D4568,
					1S43X082499D4680

		2	43U4280	IBM SERVERRAID MR10K SAS/SATA CNTRLR		$628.00
		8	41Y2768	IBM 8GB KIT PC2-5300 ECC DDR2 RDIMM		$4,560.00
		4		IBM MEMORY EXPANSION CARD		$1,200.00
		4		IBM 4GBPS FC SINGLE-PORT PCIE		$2,280.00
		2		CDW BURN IN 12 HOURS		$20.00

CDW	KZX0261	25	42D0140	IBM FC 300GB 15K E-DDM OPTION	1S42D04109932811,	$25,000.00	55 MIDDLESEX TPKE
					1S42D04109932816,		BEDFORD, MA 01730-1403
					1S42D04109932819,
					1S42D04109932849,
					1S42D04109932857,
					1S42D04109932862,
					1S42D04109932866,
					1S42D04109932867,
					1S42D04109941468,
					1S42D04109944402,
					1S42D04109944406,
					1S42D04109944408,

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-005
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
					1S42D04109944423,
					1S42D04109944437,
					1S42D04109944438,
					1S42D04109944447,
					1S42D04109944448,
					1S42D04109944462,
					1S42D04109944468,
					1S42D04109944469,
					1S42D04109944486,
					1S42D04109944489,
					1S42D04109944490,
					1S42D04109944492,
					1S42D04109944495

CDW	LBF4684	33	42D0140	IBM FC 300GB 15K E-DDM OPTION	1S42D04109944401,	$33,000.00	55 MIDDLESEX TPKE
					1S42D04109944404,		BEDFORD, MA 01730-1403
					1S42D04109944412,
					1S42D04109944425,
					1S42D04109944426,
					1S42D04109944427,
					1S42D04109944428,
					1S42D04109944432,
					1S42D04109944434,
					1S42D04109944436,
					1S42D04109944439,
					1S42D04109944440,
					1S42D04109944441,
					1S42D04109944442,

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-005
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
					1S42D04109944443,
					1S42D04109944444,
					1S42D04109944445,
					1S42D04109944446,
					1S42D04109944474,
					1S42D04109944475,
					1S42D04109944476,
					1S42D04109944477,
					1S42D04109944478,
					1S42D04109944480,
					1S42D04109944481,
					1S42D04109944482,
					1S42D04109944483,
					1S42D04109944484,

					1S42D04109944485,
					1S42D04109944487,
					1S42D04109944488,
					1S42D04109944491,
					1S42D04109944494

CDW	LCC5997	1	181281H	IBM DS4000 EXP 810 STORAGE EXPANSION	1S181281H137399R	$4,561.45	55 MIDDLESEX TPKE
							BEDFORD, MA 01730-1403

CDW	LDG9008	1	181281H	IBM DS4000 EXP 810 STORAGE EXPANSION	1S181281H137401R	$4,561.45	55 MIDDLESEX TPKE
							BEDFORD, MA 01730-1403

CDW	LBT6085	1	26K7941	IBM TS SW 4GB SFP TRANS PAIR		$729.22	55 MIDDLESEX TPKE
							BEDFORD, MA 01730-1403

		1	41Y5203	IBM TS DS4700 FLASHCOPY		$7,648.58
		2	42D0410	IBM FC 300GB 15K E-DDM OPTION	1S42D04109937435,	$2,000.00
					1S42D04109937474

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-005
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
CDW	LCR2567	1	26K7941	IBM TS SW 4GB SFP TRANS PAIR		$729.22	55 MIDDLESEX TPKE
							BEDFORD, MA 01730-1403
		1	41Y5203	IBM TS DS4700 FLASHCOPY		$7,648.58
CDW	LCK6909	2	181281H	IBM DS4000 EXP 810 STORAGE EXPANSION	1S181281H137392W,	$9,122.90	55 MIDDLESEX TPKE
					1S181281H137395G		BEDFORD, MA 01730-1403
		2	26K7941	IBM TS SW 4GB SFP TRANS PAIR		$1,458.44
INOVA	012797	1	SR01	TECHNICAL PROJECT MANAGEMENT		$3,375.00	311 ARSENAL STREET
							WATERTOWN, MA 02472
		1	SR04	ONSITE TRAINING		$3,000.00
		1	SR05	TRAVEL EXPENSES		$1,025.00

CONNECTIVITY POINT	7412	1	QUOTE	ATHENAHEALTH TRAINING ROOM CATEGORY 6 CABLING, AV LAN		$2,245.20	311 ARSENAL STREET
				ANALOG CONNECTIONS			WATERTOWN, MA 02472

DELL	XCJ41WJ52	25	312-0386	9-CELL/85-WHR PRIMARY BATTERY LATITUDE D620, CUSTOMER KIT		$3,475.00	311 ARSENAL STREET
							WATERTOWN, MA 02472

RAID INCORPORATED	SI-20170	2	X48-8000-R	RAIDINC X48 8TB FC STORAGE SYSTEM		$46,200.00	55 MIDDLESEX TPKE
							BEDFORD, MA 01730
		1	RS-TIER-2	RAIDSERV TIER 2 SUPPORT

RAID INCORPORATED	SI-20213	1	F3F8-6000	FALCON3 6TB 4GFC-STAT2 SYSTEM		$5,725.00	311 ARSENAL STREET
							WATERTOWN, MA 02472

					TOTAL:	$403,176.45

ORIGINAL

Leaseline Schedule No. LL-005 dated August 1, 2008

Lessee:	ATHENAHEALTH, INC.	Lessor:	MACQUARIE EQUIPMENT FINANCE, LLC
Street Address:	311 Arsenal Street	Street Address:	2285 Franklin Road, Suite 100
City/State/Zip:	Watertown, MA 02472	City/State/Zip:	Bloomfield Hills, MI 48302
This Schedule incorporates the Master Equipment Lease Agreement dated June 1, 2007 between Lessee and Lessor. This is a Leaseline Schedule to which the terms and conditions of the Leaseline Rider apply.

Acquisition	Leaseline
Period	Maximum	Lease Rate Factors	Lessor’s Basis	Rental Payment
Hardware: 0.02890 Software: 0.028760*

From August 1, 2008 through September 30, 2008	$1,000,000.00	The Hardware Lease Rate Factor applies only to Tier 1 Manufacturers’ and Approved Manufacturers’ Current (n) Technology System Components. The Software Lease Rate Factor applies to all other items.
		* See Special Term No. 5 below.	The aggregate for all items of Lessor’s actual cost of the item.	The aggregate for all items of each item’s Lessor’s Basis multiplied by its Lease Rate Factor.

Due Dates: Rental Payments are due in arrears on the last day of each Rental Period.	Base Term: 36 months.
Base Term Commencement Date: October 1, 2008
Rental Period: Each calendar month during the Term.

Billing Address (if different from Lessee’s address stated above):

Special Terms:
1.	In any exercise of the purchase option provided for in Section 6(a) of the Master Equipment Lease Agreement, the purchase price (exclusive of Taxes) shall be limited to 10.75% of Lessor’s Basis.

2.	For the sum of $398,408.53 (“SLB Price”), Lessee hereby sells, assigns, and transfers to Lessor, all of the Lessee’s right, title and interest in and to the Equipment, as described on Exhibit A to Acceptance Certificate No. 2 (“SLB Equipment”), and any warranties on the SLB Equipment, and agrees to provide reasonable assistance in enforcing those warranties. The SLB Price will be paid by ordinary business check when all of the conditions to Lessor’s acquisition and lease of the Equipment under this Lease have been satisfied and Lessor shall have received such evidence of Lessee’s ownership interest in the SLB Equipment as Lessor may request, including copies of Lessee’s proof of payment to its vendor(s), vendor invoices identifying the SLB Equipment, bills of sale, and other such documentation as Lessor may request. Lessee represents and warrants that prior to the execution hereof, Lessee has good and marketable title to the SLB Equipment, free and clear of all liens, claims, taxes, charges and encumbrances of any nature or kind whatsoever, and Lessor will acquire such title upon the execution this Schedule. Lessee shall do such acts and shall execute such further documents, and will cause the doing of such acts and the executions of such further documents by others, as Lessor may in writing at any time and from time to time reasonably request be done or executed in order to give effect to the foregoing assignment.

3.	It shall be an Event of Default under this Lease pursuant to Section 17 of the Master Equipment Lease Agreement if Lessee breaches or otherwise defaults under the Loan and Security Agreement dated as of August 20, 2002 (the “Silicon Valley Bank Loan Agreement”) between Silicon Valley Bank, a California chartered bank, d/b/a Silicon Valley East, as “Bank,” and Lessee, as “Borrower” (“SVB Loan Default”), and the SVB Loan Default is not cured within any applicable grace period or waived by Silicon Valley Bank. However, no such cure or waiver by Silicon Valley Bank will constitute a cure or waiver of an SVB Loan Default as an Event of Default under this Lease if during the continuance of an SVB Loan Default Lessor has declared the occurrence thereof under the Silicon Valley Bank Loan Agreement as an Event of Default under this Lease.

4.	Lessee shall maintain EBITDA of not less than the following amounts during the following fiscal periods of Lessee:

Period	Minimum EBITDA
The fiscal quarter ending June 30, 2007	$1,400,000
The two-consecutive-fiscal-quarter period ending September 30, 2007	$4,000,000
The three-consecutive-fiscal-quarter period ending December 31, 2007	$7,515,000

Period	Minimum EBITDA
The four-consecutive- fiscal-quarter period ending March 31, 2008	$11,030,000
The four-consecutive-fiscal-quarter period ending June 30, 2008	$13,145,000
The four-consecutive-fiscal-quarter period ending September 30, 2008	$14,060,000
The four-consecutive-fiscal-quarter period ending each Fiscal Quarter thereafter	$14,060,000
Notwithstanding the foregoing, Lessee’s failure to comply with the foregoing minimum EBITDA requirement in any fiscal period shall not constitute an Event of Default, if Lessee has Unrestricted Cash, as of the end of such fiscal period, of not less than $7,000,000. For purposes of this covenant: “EBITDA” means, on a consolidated basis, Lessee’s earnings before interest, taxes, depreciation and other non-cash amortization expenses, determined in accordance with GAAP; “Unrestricted Cash” means cash in deposit accounts and securities accounts, which is unrestricted in accordance with GAAP; and “Fiscal Quarter” means any period between January 1 and March 31, April 1 and June 30, July 1 and September 30, and October 1 and December 31.

5.	The Maximum Soft Cost Percentage shall be 35%. Lessee acknowledges and agrees that if the Soft Costs on this Schedule exceed 25% of the Lessor’s Basis, the excess Soft Costs will be subject to a lease rate factor of 0.03104, however, in no event, shall the total Soft Costs exceed the Maximum Soft Cost Percentage.

6.	As used in this Schedule, the “Approved Manufacturers” shall also include Lenovo, Opex, Kodak, Canon, Pitney Bowes and Ricoh.

7.	In addition to the Rental Payments to be paid under this Lease for the Base Term, but in lieu of Rental Payments, if any, to be paid under this Lease for any periods before the Base Term Commencement Date, Lessee pay Lessor a minimum amount equal to 1/30th of the total Rental Payment multiplied by 45 days, provided for herein.
The “Tier 1 Manufacturers” are IBM, Compaq, Hewlett-Packard, Dell, and Toshiba. The “Approved Manufacturers” are the Tier 1 Manufacturers and the manufacturers of such products as Lessor may, in its sole discretion, approve in writing as qualifying for the Hardware Lease Rate Factor specified in the Leaseline Schedule. “Current (n) Technology Products” are the latest technological offerings of the Tier 1 manufacturers and the Approved Manufacturers. “System Components” are processors (including all internal features such as memory, modems, disk drives, and sound and video cards), display terminals, printers and other external hardware required for the operation of a system.
Each party acknowledges its receipt and review of this Schedule and that none of its provisions are missing or illegible. The terms of this Schedule may be different from other Schedules incorporating the Agreement. The page numbering of this Schedule may be exclusive of exhibits, if any. If this Schedule was transmitted to Lessee for signature in electronic format, Lessee represents and warrants that the text originally transmitted has not been altered in any way. Lessor’s acceptance of this Schedule is based on its reliance on, and specifically conditioned by, the truth of this representation and warranty. This Schedule and the Agreement constitute the entire agreement of the parties relating to the leasing of the Equipment.

ATHENAHEALTH, INC. (Lessee)		MACQUARIE EQUIPMENT FINANCE, LLC (Lessor)

By:	/s/ Carl Byers	By:	/s/ Jennifer E. Gordon

Name/Title: Date:	Carl Byers, CFO 9/26/08	Name/Title:	Jennifer E. Gordon Contracts Manager
		Date:	9/26/08

MASTER EQUIPMENT LEASE AGREEMENT
STIPULATED LOSS VALUES

LESSEE:	ATHENAHEALTH, INC.	LESSOR:	MACQUARIE EQUIPMENT FINANCE, LLC
Street Address:	311 Arsenal Street	Address:	2285 Franklin Road, Suite 100
City/State/Zip:	Watertown, MA 02472	Lease	Bloomfield Hills, MI 48302 Schedule
		Number:	Number: LL-005
The Stipulated Loss Value of the Equipment on the above referenced Master Equipment Lease Agreement Schedule shall be determined by multiplying the applicable Stipulated Loss Value Percentage (stated below) as of the due date of the last Rental Payment due immediately prior to the date of the Loss or the Event of Default, as applicable, by the Stipulated Loss Value Amount.

	Stipulated Loss		Stipulated Loss
Rental Period	Value Percentage	Rental Period	Value Percentage
1	107.75%	19	61.74%
2	105.27%	20	59.12%
3	102.77%	21	56.48%
4	100.27%	22	53.83%
5	97.75%	23	51.17%
6	95.23%	24	48.50%
7	92.69%	25	46.00%
8	90.14%	26	43.48%
9	87.59%	27	40.95%
10	85.02%	28	38.41%
11	82.44%	29	35.87%
12	79.85%	30	33.31%
13	77.28%	31	30.75%
14	74.72%	32	28.17%
15	72.14%	33	25.59%
16	69.56%	34	22.99%
17	66.96%	35	20.39%
18	64.36%	36	17.77%

/s/ CB		/s/ JEG

Lessee Initials		Lessor Initials

Leaseline Summary dated October 22, 2008 for Leaseline Schedule No. LL-006

Lessee:	ATHENAHEALTH, INC.	Lessor:	MACQUARIE EQUIPMENT FINANCE, LLC
Street Address:	311 Arsenal Street	Street Address:	2285 Franklin Road, Suite 100
City/State/Zip:	Watertown, MA 02472	City/State/Zip:	Bloomfield Hills, MI 48302
Leaseline Summary to the above-referenced Leaseline Schedule incorporating the Master Equipment Lease Agreement dated June 1, 2007, between Lessee and Lessor. Capitalized terms used in this Leaseline Summary without definition are defined in the Leaseline Schedule.
1.	The Lessor’s Basis and Rental Payment for the Equipment is summarized as follows:

	Lessor’s	Lease Rate	Rental
	Basis	Factor	Payment
Hardware:	$937,855.66	0.03069	$28,782.79

Total:	$937,855.66		$28,782.79
2.	The Equipment is summarized by reference on Exhibit A attached hereto and incorporated herein.
Each party acknowledges its receipt and review of this Leaseline Summary and that none of its provisions are missing or illegible. The page numbering of this Leaseline Summary may be exclusive of exhibits, if any. If this Leaseline Summary was transmitted to Lessee for signature in electronic format, Lessee represents and warrants that the text originally transmitted has not been altered in any way. Lessor’s acceptance of this Leaseline Summary is based on its reliance on, and specifically conditioned by, the truth of this representation and warranty. When executed by Lessee and Lessor, this Leaseline Summary amends the Leaseline Schedule. Except as provided in this Leaseline Summary, the terms and conditions of the Leaseline Schedule remain the same.

ATHENAHEALTH, INC. (Lessee)		MACQUARIE EQUIPMENT FINANCE, LLC (Lessor)

By:	/s/ Carl Byers	By:	/s/ Carie L. Kerns

Name/Title: Date:	Carl Byers, CFO 10/27/08	Name/Title:	Carie L. Kerns AVP- Lease Operations, Contracts
		Date:	10/27/08

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-006
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO		PRICE	EQUIPMENT LOCATION
IMAGING BUSINESS	34929	1	603-00021	IT-3, 30/45 IPS. DECISION FRAME 2 POCKETS, FRONT & REAR CAMERA	010020708000024		$110,542.50	3 HATLEY ROAD
MACHINES								BELFAST, ME 04915
		2	180-00018	COMPUTERS, POWEREDGE 2900			$10,000.00
		1	203-00059	IMAGETRAC III, E13B MICR READER, TOP SIDE	010020808000014		$9,460.00
		1	203-00064	IMAGETRAC III, PRE-IMAGE SINGLE HEAD IJP	010013008000065		$5,977.00
		1	203-00072	IMAGETRAC III, PRE-IMAGE LASER BARCODE, MS860	010020808000056		$5,160.00
		1	203-00075	IMAGETRAC III ULTRASONIC DEDOUBLE OPTION	010120407000037		$3,096.00
		1	200-00117	SOFTTRAC IT-3, ADVANCED VERSION	010121907000141		$21,070.00
		1	200-00120	DATA & IMAGE RETENTION UTILITY	010121907000029		$1,290.00
		1	203-00019-02	IMAGETRAC III, DOCNETICS, CHECKSALL, DUAL CAMERA	010121807000083		$6,450.00
		1	200-00114	OFFLINE EXPORTTRAC SFOTWARE LICENSE	010120407000086		$8,360.00
		1	203-00081	IT3 DYNAMIC TIFF	010102907000018		$2,200.00
		40	500-00002	PROJECT MANAGEMENT, HOURLY			$7,040.00
		20	500-00005	SOFTWARE CONFIGURATION, HOURLY			$3,080.00
		80	500-00006	INTEGRATION SERVICES, HOURLY			$13,024.00
		1	501-00004	IMAGETRAC HDWR/MNTNCE TRAINING			$2,450.00
		1	501-00002	IMAGETRAC OPERATOR TRAINING			$1,200.00
		1	501-00003	SOFTTRAC ADMINISTRATOR TRAINING			$2,450.00
		1	501-00007	IMAGETRAC III, HARDWARE INSTALL			$1,595.00
		4	SHIPPING PALLET	SHIPPING PALLET FOR IMAGE TRAC SYSTEMS AMOUNT RECEIVED			$1,000.00
						-	$53,861.13
NICKERSON & O’DAY	060908 POD III	1		LABOR COSTS, MATERIAL SUPPLIERS, SUBCONTRACTS,			$177,956.37	1 HATLEY ROAD
				PROJECT MANAGEMENT, EQUIPMENT & TRAVEL				BELFAST, ME 04915

NICKERSON & O’DAY	041408 PRE-	1		PRECONSTRUCTION SERVICES AND MATERIALS			$2,609.03	1 HATLEY ROAD
	CONSTRUCTION							BELFAST, ME 04915

NICKERSON & O’DAY	041408 POD III	1		LABOR COSTS, MATERIAL SUPPLIERS, SUBCONTRACTS,			$221,991.90	1 HATLEY ROAD
				PROJECT MANAGEMENT, EQUIPMENT & TRAVEL				BELFAST, ME 04915

PENOBSCOT CLEANING	004430	1		FLOOR REFINISHING			$1,591.20	1 HATLEY ROAD
								BELFAST, ME 04915
COASTAL BLDG	114-08	1		ATRIUM CONSTRUCTION & RENOVATION PER ESTIMATE			$19,960.00	1 HATLEY ROAD
MAINTENANCE								BELFAST, ME 04915

COASTAL BLDG	100-08			REMOVAL OF 100 AWNINGS FROM THE BUILDING			$4,102.77	1 HATLEY ROAD
MAINTENANCE								BELFAST, ME 04915

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-006
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
CONNECTIVITY POINT	7242	0.25		CABLING PROJECT		$12,401.14	1 HATLEY ROAD
							BELFAST, ME 04915

		-20		CREDIT FOR DOING 25 LESS LOCATIONS THAN QUOTED		$-3,000.00
		33		ADDITIONAL 33 PATCH CORDS THAN WERE QUOTED		$72.60
		1	TAX	ME TAX		$473.69

OFFICE RESOURCES	63164	130	COPE 02	COPELAND LIGHT WITH STANDARD ARM		$10,621.00	1 HATLEY ROAD
							BELFAST, ME 04915

		14	COPE02BASE	COPELAND LIGHT COMPACT BASE		$585.20
		116	COPESLT	SLATWALL/LOADBAR MOUNT FOR COPELAND		$4,297.80
		14	WSHSAK	WISHBONE KIT, STANDARD ARM		$3,504.62
		116	WSHSAMP	STANDARD WISHBONE ARM, SLATBOARD/SLATWALL MOUNT		$26,448.00
		24	APC0924P	WALL COVER, PAINTED STEEL, 24X1X9		$267.36
		96	APC0936A	WALL COVER, ACOUSTICAL/TACKABLE, UPHOLSTERED, 36X1X9		$3,369.60

		12	APC0948P	WALL COVER, PAINTED STEEL 48X1X9		$182.28
		24	APC0972P	WALL COVER, PAINTED STEEL, 72X1X9		$461.76
		48	APC0972S	SLATWALL COVER, 72X1X9		$2,397.60
		24	APCAZ72P	STRUCTURAL BASE COVER (PAIR) 72X1X16		$2,243.76
		48	APCOC	OUTLETS COVER, 12X1X9		$420.96
		24	APF14872	WALL FRAME, 48" H 72X5X52 STANDARD CROWN		$5,540.40
		24	APR724	RACEWAY COVERS (PAIR) 72X1-1/2, 4 OUTLETS EACH SIDE		$405.12
		24	APT72	CROWN COVERS (PAIR) STANDARD 72X5X4		$332.16
		48	APTC72	CROWN TOP CAP, 72W, INTEGRAL		$486.24
		85	AA148E	END TRIM, LINKABLE SCREENS, 48H, NO CONNECTOR		$1,118.60
		24	AA1MPS48	MORRISON PANEL STARTERS 48H		$826.32
		74	AA10R	OUTRIGGER, STANDARD, 3X8X21		$2,672.14
		8	AC1-48E1	END CONNECTOR, LINKABLE SCREEN, 48H		$175.52
		27	AP14824N	LINKABLE SCREEN, UPHOLSTERED, 24X48		$3,262.41
		1	AP14848N	LINKABLE SCREEN, UPHOLSTERED 48X48		$179.55
		30	APT	CROWN END CAP, STANDARD		$50.70
		11	APXCIP6	CEILING INFEED PANEL, 3-1/2 X 5 X 72		$1,722.60
		106	AR1DA	DUPLEX OUTLET, CIRCUIT A		$1,216.88
		106	AR1DB	DUPLEX OUTLET, CIRCUIT B		$1,216.88
		10	AR1DC	DUPLEX OUTLET, CIRCUIT C		$114.80

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-006
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		106	AR1DX	DUPLEX OUTLET, CIRCUIT X		$1,216.88
		106	AR1DY	DUPLEX OUTLET, CIRCUIT Y		$1,216.88
		10	AR1DZ	DUPLEX OUTLET, CIRCUIT Z		$114.80
		56	AR1HCCH10	HIGH CAPACITY CABLE HOLDERS (10)		$529.20
		28	AR1PCC100	CABLE CLIPS FOR WALL PANELS (100)		$642.60
		42	AR1RCM10	RACEWAY CABLE MANAGERS (10)		$765.66
		10	AR1T2	BASE RACEWAY POWER RAIL 12W, 48" OR 72" PANEL		$597.40
		106	AR1E2	BASE RACEWAY POWER RAIL 12W, 48" OR 72" PANEL		$5,366.78
		7	AR1EJ4	JUMPER CABLE, 73W		$318.92
		2	AR1TJ4	JUMPER CABLE, 73W		$110.70
		3	AR1TJ5	JUMPER CABLE, 85W		$179.22
		2	AR1TJ6	JUMPER CABLE, 97W		$128.24
		2	AR1EJ6	JUMPER CABLE, 97W		$110.70
		24	AR1TOM	DESK HEIGHT OUTLET MODULE		$1,328.40
		10	AR1EOM	DESK HEIGHT OUTLET MODULE		$479.30
		48	AR1EPC1	BASE POWER CONNECTOR 13W, WITHIN A PANEL		$1,101.60
		5	AR1TPC1	BASE POWER CONNECTOR 13W, WITHIN A PANEL		$138.40
		38	AR1EPC2	BASE POWER CONNECTOR 25W, PANEL TO PANEL		$1,051.84
		4	AR1TPC2	BASE POWER CONNECTOR 25W, PANEL TO PANEL		$128.24
		10	AR1TPI2	POWER INFEED 61W, BASE POWER		$553.50
		11	AR1EPI2	POWER INFEED, MODULAR 61W, BASE POWER		$504.90
		1	AR1TPI5	POWER INFEED 85W, DESK HEIGHT POWER		$64.12
		5	AR1EPIC	POWER INFEED, MODULAR 145W CEILING INFEED		$345.95
		11	AX1F48	FLAT END, 5X48		$408.43
		8	AX2C48480	T-END, CURRENTS & LINKABLE, 48" SCREEN/48" SPINE, 0" EXTENSION		$1,941.28
		11	AX2C48483	T-END, CURRENTS & LINKABLE, 48" SCREEN/48" SPINE, 3-1/2" EXTENSION		$2,966.26
		57	MC1-48S1	CONNECTOR TRACK, 48H		$885.21
		5	MM1-WS48	WALL STARTER, 48H		$307.15
		3	APTC72	CROWN TOP CAP, 72W, INTEGRAL		$30.39
		3	APT72	CROWN COVERS (PAIR) STANDARD, 72X5X4		$41.52
		3	APR724	RACEWAY COVERS (PAIR) 72X2-1/2, 4 OUTLETS EACH SIDE		$50.64
		3	APF14872	WALL FRAME 48H, 72X5X52 STANDARD CROWN		$692.55

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-006
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		6	APCOC	OUTLETS COVER, 12X1X9		$52.62
		3	APCAZ72P	STRUCTURAL BASE COVER (PAIR), 72X1X16		$280.47
		6	APC0972S	SLATWALL COVER, 72X1X9		$299.70
		2	APC0972P	WALL COVER, PAINTED STEEL, 72X1X9		$38.48
		2	APC0948P	WALL COVER, PAINTED STEEL, 48X1X9		$30.38
		2	APC0936P	WALL COVER, PAINTED STEEL, 36X1X9		$24.98
		12	APC0936A	WALL COVER, ACOUSTICAL/TACKABLE, UPHOLSTERED, 36X1X9		$421.20

		2	APC0924P	WALL COVER, PAINTED STEEL, 24X1X9		$22.28
		4	APC0924P	WALL COVER, PAINTED STEEL, 24X1X9		$44.56
		8	APC0936A	WALL COVER, ACOUSTICAL/TACKABLE, UPHOLSTERED, 36X1X9		$280.80

		4	APC0936P	WALL COVER, PAINTED STEEL, 36X1X9		$49.96
		4	APC0972S	SLATWALL COVER, 72X1X9		$199.80
		2	APCAZ72P	STRUCTURAL BASE COVER (PAIR), 72X1X16		$186.98
		4	APCOC	OUTLETS COVER, 12X1X9		$35.08
		2	APF14872	WALL FRAME 48" H, 72X5X52 STANDARD CROWN		$461.70
		2	APR724	RACEWAY COVERS (PAIR), 72X2-1/2, 4 OUTLETS EACH SIDE		$33.76
		2	APT72	CROWN COVERS (PAIR) STANDARD, 72X5X4		$27.68
		2	APTC72	CROWN TOP CAP, 72W, INTEGRAL		$20.26
		2	APC0924P	WALL COVER, PAINTED STEEL, 24X1X9		$22.28
		20	APC0936A	WALL COVER, ACOUSTICAL/TACKABLE, UPHOLSTERED, 36X1X9		$702.00

		2	APC0936P	WALL COVER, PAINTED STEEL, 48X1X9		$24.98
		4	APC0948P	WALL COVER, PAINTED STEEL, 48X1X9		$60.76
		4	APC0972P	WALL COVER, PAINTED STEEL, 72X1X9		$76.96
		10	APC0972S	SLATWALL COVER, 72X1X9		$499.50
		5	APCAZ72P	STRUCTURAL BASE COVER (PAIR)		$467.45
		10	APCOC	OUTLETS COVER, 12X1X9		$87.70
		5	APF14872	WALL FRAME, 48"H, 72X5X52		$1,154.25
		5	APR724	RACEWAY COVERS (PAIR), 72X2-1/2, 4 OUTLETS EACH SIDE		$84.40
		5	APT72	CROWN COVERS (PAIR), STANDARD, 72X5X4		$69.20
		5	APTC72	CROWN TOP CAP, 72W, INTEGRAL		$50.65

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-006
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		96	APC0936A	WALL COVER, ACOUSTICAL/TACKABLE, UPHOLSTERED, 36X1X9		$3,369.60

		24	APC0936P	WALL COVER, PAINTED STEEL, 36X1X9		$299.76
		24	APC0948P	WALL COVER, PAINTED STEEL, 48X1X9		$364.56
		12	APC0972P	WALL COVER, PAINTED STEEL, 72X1X9		$230.88
		48	APC0972S	SLATWALL COVER, 72X1X9		$2,397.60
		24	APCAZ72P	STRUCTURAL BASE COVER (PAIR), 72X1X16		$2,243.76
		48	APCOC	OUTLETS COVER, 12X1X9		$420.96
		24	APF14872	WALL FRAME, 48"H, 72X5X52, STANDARD CROWN		$5,540.40
		24	APR724	RACEWAY COVERS (PAIR), 72X2-1/2, 4 OUTLETS EACH SIDE		$405.12
		24	APT72	CROWN COVERS (PAIR), STANDARD, 72X5X4		$332.16
		24	APTC72	CROWN TOP CAP, 72W, INTEGRAL		$243.12
		130	4024G	GIBRALTAR CORNER LEG		$7,736.30
		520	7122G	GIBRALTAR C-LEG		$38,828.40
		130	D1L4848SSN	WORKSURFACE, CURVILINEAR CORNER "L" SHAPE, 48X48X24X24, NO GROMMET		$24,438.70
		260	D1R2424N	WORKSURFACE, RECTANGULAR, 24X24, NO GROMMET		$14,479.40
		130	DS2PMLP24A	MOBILE PEDESTAL WITH HANDLE, SERIES 2 STEEL FRONT, BOX/BOX/FILE, 2		$28,826.20
		48	DS2PMLP24B	MOBILE PEDESTAL WITH HANDLE, SERIES 2 STEEL FRONT, FILE/FILE, 22-3		$10,643.52

		260	M83-F18W	BRACKET, FLAT FOR 18" SURFACE, WOOD SCREWS		$2,457.00
		19	4024G	GIBRALTAR CORNER LEG		$1,130.69
		110	7122G	GIBRALTAR C-LEG		$8,213.70
		19	D1L4848SSN	WORKSURFACE, CURVILINEAR CORNER "L" SHAPE, 48X48X24X24 NO GROMMET		$3,571.81
		4	D1R2424N	WORKSURFACE, RECTANGULAR, 24X24, NO GROMMET		$222.76
		14	D1R3624N	WORKSURFACE, RECTANGULAR, 36X24, NO GROMMET		$987.56
		20	D1R4824N	WORKSURFACE, RECTANGULAR, 48X24, NO GROMMET		$1,815.80
		19	DS2PMLP24A	MOBILE PEDESTAL WITH HANDLE, SERIES 2 STEEL FRONT, BOX/BOX/FILE, 2		$4,213.06
		18	DS2PMLP24B	MOBILE PEDESTAL WITH HANDLE, SERIES 2 STEEL FRONT, FILE/FILE, 22-3		$3,991.32
		4	MB3-F18W	BRACKET, FLAT FOR 18" SURFACE, WOOD SCREWS		$37.80

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-006
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		3	7448	FOUR COLUMN STAR BASE, 48X48		$1,157.79
		1	ET1RT30	ROUND TABLE, LAMINATE, 30X29		$304.48
		7	P4-GR	GROMMET REPLACEMENT SLEEVE AND COVER		$129.92
		16	RSDHC	COLUMN LEG, 4X28-3/8, DESK HEIGHT		$1,420.16
		2	RTA14448	CONFERENCE ROOM RACETRACK TOP, 144X48X1-1/4, 2 PIECE		$1,671.98

		3	RTA7272	CONFERENCE ROOM ROUND TOP, 72X72X1-1/4		$2,330.76
		48	G98A68KB	HARTER KNIT BACK CHAIR		$15,655.68
		7	MDMS6048	MARKERBOARDS & TACKBOARDS, SQUARE CORNER, PORCELAIN		$2,536.80

		5	MDMS9648	MARKERBOARDS & TACKBOARDS, SQUARE CORNER, PORCELAIN		$2,481.00

		1	INSTALLATION	INSTALLATION		$54,195.21
		24	AP14824N	LINKABLE SCREEN, UPHOLSTERED, 24X48		$0.00
		24	AP14848N	LINKABLE SCREEN, UPHOLSTERED, 48X48		$0.00
		48	APCOC	OUTLETS COVER, 12X1X9		$0.00
		24	APTC72	CROWN TOP CAP, 72W, INTEGRAL		$0.00
		51	AA148E	END TRIM, LINKABLE SCREENS, 48H, NO CONNECTOR		$0.00
		20	AC1-48E1	END CONNECTOR, LINKABLE SCREEN, 48H		$0.00
		2	APT	CROWN END CAP, STANDARD		$0.00
		25	AR1EJ4	JUMPER CABLE, 73W		$0.00
		19	AR1EJ8	JUMPER CABLE, 121W		$0.00
		43	AR1E0M	DESK HEIGHT OUTLET MODULE		$0.00
		5	AR1EPC1	BASE POWER CONNECTOR, 13W, WITHIN A PANEL		$0.00
		23	AR0F	BLANK FILLER PLATE (10) FOR CURRENTS WALL COVER		$0.00
		2	AX2C48480	T-END, CURRENTS & LINKABLE, 48" SCREEN/48" SPINE, 0" EXTENSION		$0.00

		3	APTC 72	CROWN TOP CAP, 72W, INTEGRAL		$0.00
		6	APCOC	OUTLETS COVER, 12X1X9		$0.00
		4	APCOC	OUTLETS COVER, 12X1X9		$0.00
		2	APTC72	CROWN TOP CAP, 72W, INTEGRAL		$0.00
		10	APCOC	OUTLETS COVER, 12X1X9		$0.00
		5	APTC72	CROWN TOP CAP, 72W, INTEGRAL		$0.00
		48	APCOC	OUTLETS COVER, 12X1X9		$0.00

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-006
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		13	AR1DB	DULPEX OUTLET, CIRCUIT B		$0.00
		7	AR1DX	DULPEX OUTLET, CIRCUIT X		$0.00
		27	AA1T24	TOP TRIM, LINKABLE SCREEN, 24W		$0.00
		1	AA1T48	TOP TRIM, LINKABLE SCREEN, 48W		$0.00
		19	APTC72	CROWN TOP CAP, 72W, INTEGRAL		$0.00
		1	AA148E	END TRIM, LINKABLE SCREENS, 48H, NO CONNECTOR		$0.00
		1	KCHANGE	CHANGE KEY		$3.25
		2	KMASTER	MASTER KEY		$6.50
		1		DISCOUNT		$-104,783.00
		1	TAX	ME TAX		$14,969.52

NICKERSON & O’DAY, INC.	070908 POD III	1	MISC EXP	CONSTRUCTION COSTS — LABOR, MATERIAL PROJECT		$15,743.72	1 HATLEY ROAD
				MANAGEMENT, SUB-CONTRACTORS			BELFAST, ME 04915

NICKERSON & O’DAY, INC.	070908 POD III A	1	MISC EXP	CONSTRUCTION COSTS — LABOR, MATERIAL PROJECT		$11,511.30	1 HATLEY ROAD
				MANAGEMENT, SUB-CONTRACTORS			BELFAST, ME 04915

LIEBERT GLOBAL SERVICES	S13187446	1	MISC EXP	REPLACED 60 UPS12-400MR BATTERIES		$18,553.00	1 HATLEY ROAD
							BELFAST, ME 04915

INOVA SOLUTIONS	012894	1	SR01	TECHNICAL PROJECT MANAGEMENT		$750.00	3 HATLEY ROAD
							BELFAST, ME 04915

ES BOULOS CO	52893	1	MISC	FINAL BILLING		$1,637.00	3 HATLEY ROAD
							BELFAST, ME 04915

ES BOULOS CO	52892	1	MISC	FINAL BILLING		$2,700.00	3 HATLEY ROAD
							BELFAST, ME 04915

DELL	XCP7ND381	50	320-5293	DELL ULTRASHARP 1908FP FLAT PANEL WITH HEIGHT ADJUSTABLE STAND, 19.0 INCH VIS, OPTIPLEX PRECISION AND LATITUDE		$11,450.00	3 HATLEY ROAD BELFAST, ME 04915
		1	FREIGHT	FREIGHT		$360.00
		1	TAX	TAX		$590.50

DELL	XCP5CF729	5	222-7948	LATITUDE D630, INTEL CORE 2 DUO T7500, 2.20GHZ, 800MHZ 4M L2 2GC1MG1, 4GC1MG1, 9GC1MG1,		$6,661.35	3 HATLEY ROAD
				CACHE, DUAL CORE 7GC1MG1, 5GC1MG1			BELFAST, ME 04915

		1	FREIGHT	FREIGHT		$120.00
		1	TAX	TAX		$339.08

SYNERGY	200609.13	19	MISC	COMMISSIONING WORK ON THE BELFAST PROJECT FOR THE		$2,470.00	3 HATLEY ROAD
				PERIOD FROM 4/26 - 7/22 (PRINCIPALS)			BELFAST, ME 04915

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-006
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		1	MISC EXP	EXPENSES		$376.91
		12	MISC	COMMISSIONING WORK ON THE BELFAST PROJECT FOR THE		$1,080.00
				PERIOD FROM 4/26 - 7/22 (ENGINEERS)

						$937,855.66

Amendment No. 1 dated October 27, 2008 to Schedule No. LL-006

Lessee:	ATHENAHEALTH, INC.	Lessor:	Macquarie Equipment Finance, LLC
Street Address:	311 Arsenal Street	Street Address:	2285 Franklin Road, Suite 100
City/State/Zip:	Watertown, MA 02472	City/State/Zip:	Bloomfield Hills, MI 48302
Lessor and Lessee amend the above-referenced Schedule (“Schedule”), which incorporates the Master Equipment Lease Agreement dated June 1, 2007 between Lessee and Lessor, as provided in this Amendment. Capitalized terms used in this Amendment without definition are defined in the Schedule. Except as provided in this Amendment, the Schedule remains the same.
The following Special Term shall be added to the “Special Terms” section of Leaseline Schedule No. LL-006:
Provided no Event of Default has occurred and is continuing, Lessee will purchase the Equipment from Lessor at the expiration of the Initial Lease Term by payment to Lessor of one dollar ($1.00). Upon such payment, Lessor shall transfer title to the Equipment to Lessee free and clear of all liens, security interests, and encumbrances by and through Lessor and such transfer shall be AS-IS, WHERE-IS.

ATHENAHEALTH, INC. (Lessee)		Macquarie Equipment Finance, LLC (Lessor)

By:	/s/ Carl Byers	By:	/s/ Carie L. Kerns

Name/Title:	Carl Byers/CFO	Name/Title:	Carie L. Kerns

Date:	10/29/08	Date:	AVP - Lease Operations, Contracts 10/29/08

Leaseline Schedule No. LL-006 dated October 1, 2008

Lessee:	ATHENAHEALTH, INC.	Lessor:	MACQUARIE EQUIPMENT FINANCE, LLC
Street Address:	311 Arsenal Street	Street Address:	2285 Franklin Road, Suite 100
City/State/Zip:	Watertown, MA 02472	City/State/Zip:	Bloomfield Hills, MI 48302
This Schedule incorporates the Master Equipment Lease Agreement dated June 1, 2007 between Lessee and Lessor. This is a Leaseline Schedule to which the terms and conditions of the Leaseline Rider apply.

Acquisition	Leaseline
Period	Maximum	Lease Rate Factors	Lessor’s Basis	Rental Payment
Hardware: 0.03069 Software: 0.03069

From October 1, 2008 through October 31, 2008	$940,200.30	The Hardware Lease Rate Factor applies only to Tier I Manufacturers’ and Approved Manufacturers’ Current (n) Technology System Components. The Software Lease Rate Factor applies to all other items.
		*See Special Term No. 5 below.	The aggregate for all items of Lessor’s actual cost of the item.	The aggregate for all items of each item’s Lessor’s Basis multiplied by its Lease Rate Factor.

Due Dates: Rental Payments are due in arrears on the last day of each Rental Period.	Base Term: 36 months.

Rental Period: Each calendar month during the Term.	Base Term Commencement Date: November 1, 2008

Billing Address (if different from Lessee’s address stated above):

Special Terms:
1.	For the sum of $937,855.66 (“SLB Price”), Lessee hereby sells, assigns, and transfers to Lessor, all of the Lessee’s right, title and interest in and to the Equipment, as described on Exhibit A to Acceptance Certificate No. 1 (“SLB Equipment”), and any warranties on the SLB Equipment, and agrees to provide reasonable assistance in enforcing those warranties. The SLB Price will be paid by ordinary business check when all of the conditions to Lessor’s acquisition and lease of the Equipment under this Lease have been satisfied and Lessor shall have received such evidence of Lessee’s ownership interest in the SLB Equipment as Lessor may request, including copies of Lessee’s proof of payment to its vendor(s), vendor invoices identifying the SLB Equipment, bills of sale, and other such documentation as Lessor may request. Lessee represents and warrants that prior to the execution hereof, Lessee has good and marketable title to the SLB Equipment, free and clear of all liens, claims, taxes, charges and encumbrances of any nature or kind whatsoever, and Lessor will acquire such title upon the execution this Schedule. Lessee shall do such acts and shall execute such further documents, and will cause the doing of such acts and the executions of such further documents by others, as Lessor may in writing at any time and from time to time reasonably request be done or executed in order to give effect to the foregoing assignment.
2.	It shall be an Event of Default under this Lease pursuant to Section 17 of the Master Equipment Lease Agreement if Lessee breaches or otherwise defaults under the Loan and Security Agreement dated as of August 20, 2002 (the “Silicon Valley Bank Loan Agreement”) between Silicon Valley Bank, a California chartered bank, d/b/a Silicon Valley East, as “Bank,” and Lessee, as “Borrower” (“SVB Loan Default”), and the SVB Loan Default is not cured within any applicable grace period or waived by Silicon Valley Bank. However, no such cure or waiver by Silicon Valley Bank will constitute a cure or waiver of an SVB Loan Default as an Event of Default under this Lease if during the continuance of an SVB Loan Default Lessor has declared the occurrence thereof under the Silicon Valley Bank Loan Agreement as an Event of Default under this Lease.
3.	Lessee shall maintain EBITDA of not less than the following amounts during the following fiscal periods of Lessee:

Period	Minimum EBITDA
The fiscal quarter ending June 30, 2007	$1,400,000
The two-consecutive-fiscal-quarter period ending September 30, 2007	$4,000,000
The three-consecutive-fiscal-quarter period ending December 31, 2007	$7,515,000
The four-consecutive-fiscal-quarter period ending March 31, 2008	$11,030,000
The four-consecutive-fiscal-quarter period ending June 30, 2008	$13,145,000
The four-consecutive-fiscal-quarter period ending September 30, 2008	$14,060,000
The four-consecutive-Fiscal-quarter period ending each Fiscal Quarter thereafter	$14,060,000

Notwithstanding the foregoing, Lessee’s failure to comply with the foregoing minimum EBITDA requirement in any fiscal period shall not constitute an Event of Default, if Lessee has Unrestricted Cash, as of the end of such fiscal period, of not less than $7,000,000. For purposes of this covenant: “EBITDA” means, on a consolidated basis, Lessee’s earnings before interest, taxes, depreciation and other non-cash amortization expenses, determined in accordance with GAAP; “Unrestricted Cash” means cash in deposit accounts and securities accounts, which is unrestricted in accordance with GAAP; and “Fiscal Quarter” means any period between January 1 and March 31, April 1 and June 30, July 1 and September 30, and October 1 and December 31.
4.	As used in this Schedule, the “Approved Manufacturers” shall also include Lenovo, Opex, Kodak, Canon, Pitney Bowes and Ricoh.

The “Tier 1 Manufacturers” are IBM, Compaq, Hewlett-Packard, Dell, and Toshiba. The “Approved Manufacturers” are the Tier 1 Manufacturers and the manufacturers of such products as Lessor may, in its sole discretion, approve in writing as qualifying for the Hardware Lease Rate Factor specified in the Leaseline Schedule. “Current (n) Technology Products” are the latest technological offerings of the Tier 1 manufacturers and the Approved Manufacturers. “System Components” are processors (including all internal features such as memory, modems, disk drives, and sound and video cards), display terminals, printers and other external hardware required for the operation of a system.

Each party acknowledges its receipt and review of this Schedule and that none of its provisions are missing or illegible. The terms of this Schedule may be different from other Schedules incorporating the Agreement. The page numbering of this Schedule may be exclusive of exhibits, if any. If this Schedule was transmitted to Lessee for signature in electronic format, Lessee represents and warrants that the text originally transmitted has not been altered in any way. Lessor’s acceptance of this Schedule is based on its reliance on, and specifically conditioned by, the truth of this representation and warranty. This Schedule and the Agreement constitute the entire agreement of the parties relating to the leasing of the Equipment.

ATHENAHEALTH, INC. (Lessee)		MACQUARIE EQUIPMENT FINANCE, LLC (Lessor)

By:	/s/ Carl Byers	By:	/s/ Carie L. Kerns

Name/Title:	Carl Byers/CFO	Name/Title:	Carie L. Kerns

Date:	10/27/08	Date:	AVP - Lease Operations, Contracts 10/27/08

MASTER EQUIPMENT LEASE AGREEMENT STIPULATED LOSS VALUES

LESSEE:	ATHENAHEALTH, INC.	LESSOR:	MACQUARIE EQUIPMENT FINANCE, LLC
Street Address: City/State/Zip:	311 Arsenal Street Watertown, MA 02472	Address:	2285 Franklin Road, Suite 100 Bloomfield Hills, MI 48302
		Lease	Schedule
		Number:	Number: LL-006
The Stipulated Loss Value of the Equipment on the above referenced Master Equipment Lease Agreement Schedule shall be determined by multiplying the applicable Stipulated Loss Value Percentage (stated below) as of the due date of the last Rental Payment due immediately prior to the date of the Loss or the Event of Default, as applicable, by the Stipulated Loss Value Amount.

	Stipulated Loss		Stipulated Loss
Rental Period	Value Percentage	Rental Period	Value Percentage
1	107.75%	19	61.74%
2	105.27%	20	59.12%
3	102.77%	21	56.48%
4	100.27%	22	53.83%
5	97.75%	23	51.17%
6	95.23%	24	48.50%
7	92.69%	25	46.00%
8	90.14%	26	43.48%
9	87.59%	27	40.95%
10	85.02%	28	38.41%
11	82.44%	29	35.87%
12	79.85%	30	33.31%
13	77.28%	31	30.75%
14	74.72%	32	28.17%
15	72.14%	33	25.59%
16	69.56%	34	22.99%
17	66.96%	35	20.39%
18	64.36%	36	17.77%

/s/ CB	/s/ CLK

Lessee Initials	Lessor Initials

ORIGINAL

Leaseline Summary dated December 17, 2008 for Leaseline Schedule No. LL-007

Lessee:	ATHENAHEALTH, INC.	Lessor:	MACQUARIE EQUIPMENT FINANCE, LLC
Street Address:	311 Arsenal Street	Street Address:	2285 Franklin Road, Suite 100
City/State/Zip:	Watertown, MA 02472	City/State/Zip:	Bloomfield Hills, MI 48302
Leaseline Summary to the above-referenced Leaseline Schedule incorporating the Master Equipment Lease Agreement dated June 1, 2007, between Lessee and Lessor. Capitalized terms used in this Leaseline Summary without definition are defined in the Leaseline Schedule.
1. The Lessor’s Basis and Rental Payment for the Equipment is summarized as follows:

	Lessor’s	Lease Rate	Rental
	Basis	Factor	Payment
Hardware:	$1,197,090.41	0.02857	$34,200.87
Soft Costs:	$34,359.90	0.03085	$1,060.00

Total:	$1,231,450.31		$35,260.87
2. The Equipment is summarized by reference on Exhibit A attached hereto and incorporated herein.
3. The Leaseline Maximum of $1,000,000.00 shall be deleted and replaced with $1,261,149.51.
4. For the sum of $522,193.93 (“SLB Price”), Lessee hereby sells, assigns, and transfers to Lessor, all of the Lessee’s right, title and interest in and to the Equipment, as described on Exhibit A to Acceptance Certificate No. 2 (“SLB Equipment”), and any warranties on the SLB Equipment, and agrees to provide reasonable assistance in enforcing those warranties. The SLB Price will be paid by ordinary business check when all of the conditions to Lessor’s acquisition and lease of the Equipment under this Lease have been satisfied and Lessor shall have received such evidence of Lessee’s ownership interest in the SLB Equipment as Lessor may request, including copies of Lessee’s proof of payment to its vendor(s), vendor invoices identifying the SLB Equipment, bills of sale, and other such documentation as Lessor may request. Lessee represents and warrants that prior to the execution hereof, Lessee has good and marketable title to the SLB Equipment, free and clear of all liens, claims, taxes, charges and encumbrances of any nature or kind whatsoever, and Lessor will acquire such title upon the execution this Schedule. Lessee shall do such acts and shall execute such further documents, and will cause the doing of such acts and the executions of such further documents by others, as Lessor may in writing at any time and from time to time reasonably request be done or executed in order to give effect to the foregoing assignment.
Each party acknowledges its receipt and review of this Leaseline Summary and that none of its provisions are missing or illegible. The page numbering of this Leaseline Summary may be exclusive of exhibits, if any. If this Leaseline Summary was transmitted to Lessee for signature in electronic format, Lessee represents and warrants that the text originally transmitted has not been altered in any way. Lessor’s acceptance of this Leaseline Summary is based on its reliance on, and specifically conditioned by, the truth of this representation and warranty. When executed by Lessee and Lessor, this Leaseline Summary amends the Leaseline Schedule. Except as provided in this Leaseline Summary, the terms and conditions of the Leaseline Schedule remain the same.

ATHENAHEALTH, INC. (Lessee)		MACQUARIE EQUIPMENT FINANCE, LLC (Lessor)

By:	/s/ Carl Byers	By:	/s/ Carie L. Kerns

Name/Title:	Carl Byers/CFO	Name/Title:	Carie L. Kerns

Date:	12/19/08	Date:	AVP - Lease Operations, Contracts 12/19/08

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-007
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
MORE DIRECT	1605363	6	WS-C3750G-24TS-S	CATALYST 3750 24PT-10/100	SFD01221Y3MW, SFD01221Y3MX,	$22,410.00	311 ARSENAL STREET
					SFD01221Y3N1, SFD01221Y3N2,		WATERTOWN, MA 02472
					SFD01221Y3NN, SFD01221Y3NR

		3,024	CON-SNT-SMS-1	SMARTNET MNT SMS-1 SMS S		$3,024.00

MEDICOMP SYSTEMS	2468	1	MISC	INITIAL FEE FOR MEDCIN LIMITED USE AGREEMENT DATED JUNE 18, 2008		$10,000.00	311 ARSENAL STREET
							WATERTOWN, MA 02472

DAPTIVE	AC-20080741	1	7G4205-72	DISTRIBUTED FORWARDING ENGINE (PLATINUM) WITH 72 10/100/1000BASE-		$15,397.25	311 ARSENAL STREET
				TX POE PORTS VIA RJ45 (POE SUPPORTED IN THE N5 ONLY)			WATERTOWN, MA 02472

		1	7C111	MATRIX N1 SINGLE SLOT CHASSIS INCLUDING INTEGRATED REDUNDANT		$0.00
				AC POWER SUPPLIES AND FAN

DELL	XCRP8PN16	200	320-6138	DELL ULTRASHARP 1908FP, WIDE FLAT PANEL W/ HEIGHT ADJUSTABLE		$40,000.00	311 ARSENAL STREET
				STAND, 19.0 INCH VIS, OPTIPLEX, PRECISION AND LATITUDE			WATERTOWN, MA 02472

DELL	XCRK2MXK3	24	222-7948	LATITUDE D630, INTEL CORE 2 DUO T7500, 2.20GHZ, 800MHZ 4M L2 CACHE,	FPK1XG1, JTK1XG1, 5QK1XG1,	$31,320.00	311 ARSENAL STREET
				DUAL CORE	BQK1XG1, FQK1XG1, JQK1XG1,		WATERTOWN, MA 02472
					4RK1XG1, 7RK1XG1, 9RK1XG1,
					CRK1XG1, DRK1XG1, FRK1XG1,
					JRK1XG1, 7SK1XG1, 6TK1XG1,
					7TK1XG1, 8TK1XG1, 9TK1XG1,
					BTK1XG1, CTK1XG1, DTK1XG1
					FTK1XG1, HTK1XG1, 2QK1XG1

DELL	XCRF3KN99	16	223-7187	OPTIPLEX 755N SMALL FORM FACTOR, CORE 2 DUO E8200/2.66GHZ, 6M,	4K95XG1, 3L95XG1, 6K95XG1,	$11,152.00	311 ARSENAL STREET
				VT, 1333FSB	7K95XG1, 8K95XG1, 9K95XG1,		WATERTOWN, MA 02472
					BK95XG1, CK95XG1, DK95XG1,
					FK95XG1, GK95XG1, HK95XG1,
					JK95XG1, 1L95XG1, 2L95XG1,
					5K95XG1

DELL	XCRF3K938	16	223-7187	OPTIPLEX 755N SMALL FORM FACTOR, CORE 2 DUO E8200/2.66GHZ, 6M,	CC95XG1, CG95XG1, JC95XG1,	$11,152.00	311 ARSENAL STREET
				VT, 1333FSB	5D95XG1, BD95XG1, DD95XG1,		WATERTOWN, MA 02472
					HD95XG1, 3F95XG1, 7F95XG1,
					DF95XG1, GF95XG1, 4G95XG1,
					8G95XG1, 9G95XG1, BG95XG1,
					FC95XG1

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-007
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
DELL	XCRDDR2K4	5	223-7920	LATITUDE D430, INTEL CORE2 DUO U7700, 1.33GHZ ULV, 533MHZ, 2M L2	7SYTWG1, 8SYTWG1, DSYTWG1,	$7,405.00	311 ARSENAL STREET
				CACHE	CSYTWG1, BSYTWG1		WATERTOWN, MA 02472

DELL	XCRD98T33	5	223-6155	LATITUDE D830, INTEL CORE 2 DUO T8300, 2.40GHZ, 800MHZ 3M L2 CACHE,	1QRVWG1, 6QRVWG1, 5RRVWG1,	$6,206.60	311 ARSENAL STREET
				DUAL CORE	JQRVWG1, BQRVWG1		WATERTOWN, MA 02472

DELL	XCRD35D38	16	223-7187	OPTIPLEX 755N SMALL FORM FACTOR, CORE 2 DUO E8200/2.66GHZ, 6M,	1J95XG1, 2K95XG1, 4J95XG1,	$11,152.00	311 ARSENAL STREET
				VT, 1333FSB	5J95XG1, 6J95XG1, 7J95XG1,		WATERTOWN, MA 02472
					8J95XG1, 9J95XG1, BJ95XG1,
					CJ95XG1, DJ95XG1, FJ95XG1,
					GJ95XG1, JJ95XG1, 1K95XG1,
					2J95XG1

DELL	XCRD34259	16	223-7187	OPTIPLEX 755N SMALL FORM FACTOR, CORE 2 DUO E8200/2.66GHZ, 6M,	8PX1XG1, 7QX1XG1, BPX1XG1,	$11,152.00	311 ARSENAL STREET
				VT, 1333FSB	CPX1XG1, DPX1XG1, FPX1XG1,		WATERTOWN, MA 02472
					GPX1XG1, HPX1XG1, JPX1XG1,
					1QX1XG1, 2QX1XG1, 3QX1XG1,
					4QX1XG1, 5QX1XG1, 6QX1XG1,
					9PX1XG1

DELL	XCRD324N8	16	223-7187	OPTIPLEX 755N SMALL FORM FACTOR, CORE 2 DUO E8200/2.66GHZ, 6M,	8NX1XG1, 7PX1XG1, BNX1XG1,	$11,152.00	311 ARSENAL STREET
				VT, 1333FSB	CNX1XG1, DNX1XG1, FNX1XG1,		WATERTOWN, MA 02472
					GNX1XG1, HNX1XG1, JNX1XG1,
					1PX1XG1, 2PX1XG1, 3PX1XG1,
					4PX1XG1, 5PX1XG1, 6PX1XG1,
					9NX1XG1

DELL	XCRD2M925	16	223-7187	OPTIPLEX 755N SMALL FORM FACTOR, CORE 2 DUO E8200/2.66GHZ, 6M,	8MX1XG1, 7NX1XG1, BMX1XG1,	$11,152.00	311 ARSENAL STREET
				VT, 1333FSB	CMX1XG1, DMX1XG1, FMX1XG1,		WATERTOWN, MA 02472
					GMX1XG1, HMX1XG1, JMX1XG1,
					1NX1XG1, 2NX1XG1, 3NX1XG1,
					4NX1XG1, 5NX1XG1, 6NX1XG1,
					9MX1XG1

DELL	XCRD27XT1	4	223-7187	OPTIPLEX 755N SMALL FORM FACTOR, CORE 2 DUO E8200/2.66GHZ, 6M,	5721XG1, 8721XG1, 7721XG1,	$2,788.00	311 ARSENAL STREET
				VT, 1333FSB	6721 XZG1		WATERTOWN, MA 02472

DELL	XCRCNF1P2	25	310-7442	CORPORATE BACKPACK FOR DELL LATITUDE, D-FAMILY NOTEBOOKS		$1,049.75	311 ARSENAL STREET
							WATERTOWN, MA 02472

DELL	XCRCND262	20	310-7698	90 WATT AC ADAPTER W/ 3-FOOT POWER CORD, FOR DELL LATITUDE,		$1,119.80	311 ARSENAL STREET
				CUSTOMER KIT			WATERTOWN, MA 02472

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-007
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
DELL	XCRCD24K7	40	A0743679	1 GB MEMORY MODULE FOR DELL OPTIPLEX GX620 SYSTEMS		$1,151.60	311 ARSENAL STREET
							WATERTOWN, MA 02472

DELL	XCRC2NXM8	10	341-2270	80GB SATA 3.0GB/S AND 8MB DATA BURST CACHE, ROHS COMPLIANT		$479.90	311 ARSENAL STREET
				DELL OPTIPLEX 320/740/745 GX620/GX520, CUSTOMER INSTALL			WATERTOWN, MA 02472

DELL	XCRN22M98	10	310-9081	9-CELL/85-WHR PRIMARY BATTERY LATITUDE D63X, CUSTOMER KIT		$2,999.90	311 ARSENAL STREET
							WATERTOWN, MA 02472

DELL	XCP57R472	6	222-7948	LATITUDE D630, INTEL CORE 2 DUO T7500, 2.20GHZ, 800MHZ 4M	4QB1MG1, 3RB1MG1, 7TB1MG1,	$7,993.62	311 ARSENAL STREET
				L2 CACHE, DUAL CORE	6SB1MG1, HSB1MG1, GRB1MG1		WATERTOWN, MA 02472

MORE DIRECT	1618670	22	41C9342	LENOVO TP PROTECTION-3YR W/ 3YR IOR UPG		$4,735.50	311 ARSENAL STREET
							WATERTOWN, MA 02472

		3	7767C3U	LENOVO TP X61 TAB C2D/1.6 1GB- 100GB DVDRW UB VZN WVU	1S7767C3ULVB38XP,	$6,306.60
					1S7767C3ULVB38XR,
					1S7767C3ULVB38XT

MORE DIRECT	1615996	13	7767C3U	LENOVO TOPSELLER X61 L7500 1.6G 1GB DVDRW 12.1-XGA WL BT	NLVB38PD, SLVB375P, SLVB375R,	$27,328.60	311 ARSENAL STREET
				BFP WVU	SLVB3768, SLVB3769, SLVB376A,		WATERTOWN, MA 02472
					SLVB376B, SLVB376C, SLVB376D,
					SLVB378G, SLVB378L, SLVB378M,
					SLVB378W

		6	7767C3U	LENOVO TOPSELLER X61 L7500 1.6G 1GB DVDRW 12.1-XGA WLBT BFP	SLVB39PX, SLVB39PY, SLVB39PZ,	$12,613.20
				WVU	SLVB39RO,
					SLVB39R1, SLVB39R2

		22	40Y7734-ALC	ALLCOMPONENTS 1GB 1024MB DDR2-667MHZ PC2-5300 SODIMM FOR IBM		$1,068.98

						$34,010.00	311 ARSENAL STREET
KESLE SYSTEMS	211886	38		RIGHTFAX 9.3 CHANNEL UPGRADES			WATERTOWN, MA 02472

		1		RIGHTFAX 9.3 PREMIUM SUPPORT - INCREMENTAL TO EXISTING		$6,122.00
				CONTRACT

BEAM	808204	1	SERVICES	INTERACTIVE SERVICES - SEPTEMBER 2008, SITE DESIGN AND		$32,000.00	311 ARSENAL STREET
				DEVELOPMENT (CAPEX EXPENSES)			WATERTOWN, MA 02472

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-007
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
CDW	LPP7202	17	7995C2U	IBM HS21 BLADE E5345	1S7995AC199E3851,	$28,824.52	55 MIDDLESEX TPKE
					1S7995AC199E3859,		BEDFORD, MA 01730
					1S7995AC199E3867,
					1S7995AC199E3889,
					1S7995AC199E3890,
					1S7995AC199E3903,
					1S7995AC199E8655,
					1S7995AC199E8656,
					1S7995AC199E8658,
					1S7995AC199E8664,

					1S7995AC199E8667,
					1S7995AC199E8669,
					1S7995AC199E8670,
					1S7995AC199E8673,
					1S7995AC199E8674,
					1S7995AC199E8675,
					1S7995AC199E8676

		51	39M5791	IBM 4GB KIT PC2-5300 ECC DDR2 DIMM		$12,199.71

		17	42C0570	IBM INTEL XEON DC E5345 PROC 2.33GHZ		$11,549.12

		17	214266	CDW BURN IN 12 HOURS		$170.00

		17	26K5777	IBM 73GB 10K U320 SFF SAS NHS HDD	1S26K577799CP194,	$3,309.73
					1S26K577799CV322,
					1S26K577799CV331,
					1S26K577799CV334,
					1S26K577799CV335,
					1S26K577799CV336,
					1S26K577799CV471,
					1S26K577799CV475,
					1S26K577799CV511,
					1S26K577799CV512,

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-007
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
					1S26K577799CV513,
					1S26K577799CV522,
					1S26K577799CV523,
					1S26K577799CV585,
					1S26K577799CV589,
					1S26K577799CV755,
					1S26K577799DB155

AYMARK	1009168	1	DSI-SYMTC-NBU	SYMANTEC NETBACKUP SOFTWARE/SUPPORT		$142,222.00	311 ARSENAL STREET
							WATERTOWN, MA 02472

		2	DSI-IBMS-3650	IBM 3650 SERVERS	99BV527, 99BV539	$14,490.00

		2		2GB MEMORY KIT	920894N, 9208A1A

		6		146GB 10K SAS	99G0762, 99G0763, 99G0064,
					99G0920, 99G1013, 99G0922

		1	DSl-SYM-LICSSP	SYMANTEC NETBACKUP LICENSE AND SUPPORT		$30,058.00

		1	DSI-IBMS-3850	IBM 3850	99C0098	$23,157.00

		4		146GB 10K SAS	S99G0768, S99G0769, S99G0114,
					S99G0839

		1		SERVERAID-MR10 SAS CONTROLLER	K021322408

		1		BROCADE 16-PORT SWITCH	106898V

		1	DSI-HBCBTP-AA	HOST BUS ADAPTERS, FIBRE CBLS AND LTO CAR	RFC0829S06841, RFC0829S10862,	$13,075.00
					RFC0829S11942, RFC0830S12238

		1	DSI-QUATM-682	QUANTUM 1500 LIBRARY	A0C0088715	$84,259.00

		6		I500 IBM LTO 4TAPE DRIVE	BPC0718718, BPC0758718,
					BPC0768718, BPC0798718,
					BPC0788718, BPC0828718

		1	PROF-SVC-1	DAYMARK PROFESSIONAL SERVICES		$1,500.00

CDW	LSG5060	5	7978EHU	IBM X3550 EXPRESS QC 2.50 4GB CRW	1S7978AC1KQCKRFX,	$9,375.10	55 MIDDLESEX TPKE
					1S7978AC1KQCMRNK,		BEDFORD, MA 01730
					1S7978AC1KQCRGXF,
					1S7978AC1KQCRGYV,
					1S7978AC1KQCRGYZ

		5	44E5076	IBM INTEL QUAD CORE XEON E5420 12MB		$2,940.20

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-007
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		10	40K1043	IBM 73GB 15K HOT-SWAP 3.5IN U320 SAS	1S40K104399DY896,	$2,733.00
					1S40K104399GC837,
					1S4CK104399GC840,
					1S40K104399GC851,
					1S40K104399GC852,
					1S40K104399GC971,
					1S40K104399HK937,
					1S40K104399KM300,
					1S40K104399KM315,
					1S40K104399KM324

		5	39Y9566	IBM RSA-II SLIMLINE ADAPTER		$1,505.00

		5	32R2815	IBM X3550 REDUNDANT POW SUPPLY		$720.00

		5	39M5791	IBM 4GB KIT PC2-5300 ECC DDR2 DIMM		$1,196.05

		5	BURNIN.DIAGNOSTIC	CDW BURN IN 12 HOURS		$50.00

ADAPTIVE	AC-20080896	1	SA4500	SECURE ACCESS 4500 BASE SYSTEM	0240062008000379	$5,351.50	311 ARSENAL STREET
							WATERTOWN, MA 02472

		1	SA4500-ADD-10	ADD 100 SIMULTANEOUS USERS TO SA 4500		$12,610.43

ASTERIA SOLUTIONS	12262	1		OMEGADIAL LICENSE UPGRADE FROM 300 TO 400 CHANNELS		$8,000.00	311 ARSENAL STREET
							WATERTOWN, MA 02472

		1		OMEGADIAL LICENSE UPGRADE ANNUAL SOFTWARE MAINTENANCE		$1,200.00

RAID INC.	SI-20334	3	F3F-16000-1601	FALCON3 16TB 4GFC-SATA2 SYSTEM		$41,925.00	311 ARSENAL STREET
							WATERTOWN, MA 02472

DELL	XCX6K98J3	5	320-6523	DELL ULTRASHARP 2009FP, WIDE PANEL W/ HEIGHT ADJUSTABLE 20.0		$1,145.00	311 ARSENAL STREET
				INCH VIS, OPTIPLEX, PRECISION AND LATITUDE, CUSTOMER INSTALL			WATERTOWN, MA 02472

BROADLEAF	6740	3		DELL EQUALLOGIC PS5000E, COST EFFICIENT, HIGH CAPACITY, 7.2K SATA		$159,000.00	311 ARSENAL STREET
				DRIVES, 16TB CAPACITY, 16 X 1TB 7.2K SATA, DUAL COTNROLLER, ONE			WATERTOWN, MA 02472
				YEAR EQUALLOGIC COMPLETE CARE PLUS, SAME DAY 4 HOUR RESPONSE

		1	DISCOUNT	SPECIAL DISCOUNT		$-28,760.00

CDW	LNH8754	1	88524XU	IBM BLADECENTER H 8852 - RACK-MOUNTABLE - 9U	1S8852HC199C0036	$3,500.00	55 MIDDLESEX TPKE
							BEDFORD, MA 01730

		1	31R3335	IBM HOT PLUG/REDUNDANT POWER SUPPLY		$987.00

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-007
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		1	32R1860-BSTK	IBM NORTEL LAYER 2/3 GBE SWITCH MOD		$1,884.91

ADAPTIVE	AC-20080889	1	7C111	MATRIX N1 SINGLE SLOT CHASSIS INCLUDING INTEGRATED REDUNDANT		$1,647.25	55 MIDDLESEX TPKE
				AC POWER SUPPLIES AND FAN			BEDFORD, MA 01730
		1	7G4282-49	DISTRIBUTED FORWARDING ENGINE (PLATINUM) WITH 48 10/100/1000		$10,447.25
				BASE-TX PORTS VIA RJ45 AND 1 NETWORK EXPANSION MODULE (NEM)
				SLOT

CAROUSEL	414950R	2	700394794	TN464HP RHS *700350259* PP DSI INTERFACE	081632603223, 0181633040643	$6,083.00	311 ARSENAL STREET
							WATERTOWN, MA 02472

CAROUSEL	403312	5	700394794	TN464HP RHS *700350259* PP DSI INTERFACE	081624302344, 081631203097,	$15,207.50	311 ARSENAL STREET
					081631203106, 081631203115, 081630002369		WATERTOWN, MA 02472
		5	700395445	120A CSU CABLE 50FT RHS		$105.00

CDW	LSP1767	1	7978EHU	IBM X3550 EXPRESS QC 2.50 4GB CRW	1S7978AC1KQDALKL	$1,875.02	55 MIDDLESEX TPKE
							BEDFORD, MA 01730
		1	44E5076	IBM INTEL QUAD CORE XEON E5420 12MB		$588.04
		2	40K1043	IBM 73GB 15K HOT-SWAP 3.5IN U320 SAS	1S40K104399GD005,	$546.60
					1S40K104399KM163
		1	39Y9566	IBM RSA-II SLIMLINE ADAPTER		$301.00
		1	32R2815	IBM X3550 REDUNDANT POW SUPPLY		$144.00
		1	39M5791	IBM 4GB KIT PC2-5300 ECC DDR2 DIMM		$239.21
		1	BURNIN.DIAGNOSTIC	CDW BURN IN 12 HOURS		$10.00

CAROUSEL	386572	51	196664	CMEE R4 51-100 NEW LIC		$11,424.00	311 ARSENAL STREET
							WATERTOWN, MA 02472
		1	00043	SOFTWARE ACTIVATION CHARGE		$285.00

CDW	LHB6926	5	39Y9566	IBM RSA-II SLIMLINE ADAPTER		$1,485.75	55 MIDDLESEX TPKE
							BEDFORD, MA 01730

ADTECH	191097	1	CPX1250W	HITACHI LCD PROJECTOR	G7D104552	$3,995.00	311 ARSENAL STREET
							WATERTOWN, MA 02472
		1	78126	DALITE MODEL C CARPETED FLOOR STAND		$345.00
		1	RPM-U	CHIEF ELITE SERIES UNIVERSAL MOUNT W/OUT KEYED LOCK		$162.00
		1	CMA351	CHIEF HEAVY DUTY SWIVEL ADAPTER WITH STOPS		$84.00
		1	HARDWARE	EXTENSION COLUMN		$186.00
		1	2649003	EXTRON 12’ VGA CABLE M-M W/ AUDIO		$24.00
		1	NEXIA-TC	NEXIA VIDEO TELECONFERENCE MIXER		$2,110.00

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-007
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		2	CONTROL25-WH	JBL CONTROL 25 TWO-WAY SURFACE-MOUNT SPEAKER (WHITE)		$220.00
		1	SPC82P-JT	WHIRLWIND 8-CHANNEL MICROPHONE SPLITTER		$1,080.00
		1	CNPWS-75	CRESTRON EXTERNAL POWER SUPPLY		$279.00
		1	IRP2	CRESTRON INFRARED EMITTER PROBE		$31.00
		1	HARDWARE	PLATE 2		$37.00
		1	D2	MIDDLE ATLANTIC RACK DRAWER		$107.00
		1	PD915R	MIDDLE ATLANTIC POWER STRIP		$75.00
		1	RSH-4S-C	MIDDLE ATLANTIC BLACK TEXTURED SHELF W/ CLAMP		$102.00
		1	CABLE	INSTALLATION CABLES & CONNECTORS		$880.00
		1	DESIGN	ADTECH DESIGN & ENGINEERING		$1,000.00
		1	LABOR	INSTALLATION LABOR		$900.00
		1	PROGRAM	ADTECH CONTROL SYSTEM PROGRAMMING		$2,000.00
		1	PM	PROJECT MANAGEMENT		$440.00
		1	GENADM	GENERAL ADMINISTRATION		$375.00
		1	LABOR	INSTALLATION LABOR		$3,520.00
		1	98045	DALITE MODEL C CARPETED FLOOR SCREEN		$565.00
		1	RW5736	SOUNDCRAFT EPM 12 MULTI PURPOSE CONSOLE		$356.00
		1	RW5746	SOUNDCRAFT EPM12 RACK MOUNT KIT		$19.00
		4	ULXP124/85-J1	SHURE ULX WIRELESS MICROPHONE SYSTEM (36 MHZ)		$4,372.00
		1	ECR-12/16ST	RAXXESS ELITE CONVERTA 12 SPACE RACK		$715.00
		1	SLVD380P	SONY DVD/VCR PLAYER		$124.00
		1	7014712	EXTRON EXTENDER AAP (BLACK/WORLDWIDE)		$299.00
		1	7010318	EXTRON XLR ADAPTER PLATE		$35.00
		1	7009372	EXTRON AUDIO/VIDEO AAP PLATE		$35.00
		1	7009012	EXTRON DOULBE SPACE BLANK PLATE (BLACK)		$13.00
		1	7009011	EXTRON SINGLE SPACE BLANK PLATE (BLACK)		$9.00
		1	6063202	EXTRON RACK MOUNT		$117.00
		2	6072601	EXTRON IN1502 TWO-INPUT VIDEO SCALER		$1,808.00
		1	6019001	EXTRON RACK SHELF		$85.00
		1	6048012	EXTRON MSW 4SVRS SWITCHER		$351.00
		1	6019020	EXTRON VERSA TOOLS RACK SHELF		$85.00
		4	EVI-D70	SONY EVI-D70 CONTROLLABLE VIDEO CAMERA		$4,032.00
		1	ERK-3520	MIDDLE ATLANTIC 35 SPACE 20" DEEP RACK		$439.00
		1	CBS-ERK-20	MIDDLE ATLANTIC SKIRTED WHEELBASE		$139.00

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-007
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		1	FD-35	MIDDLE ATLANTIC RACK DOOR/LOCK		$104.00
		1	PD915R	MIDDLE ATLANTIC POWER STRIP		$85.00
		1	RSH-4A	MIDDLE ATLANTIC BLACK BRUSHED SHELF		$130.00
		1	SR-DVM700US	JVC DVD/MINI DV RECORDER		$1,655.00
		3	460DXN	SAMSUNG 46" LCD DISPLAY	BP46HCNQ600035,	$9,357.00
					BP46HCNQ600042, BP46HCNQ700055

		1	PCS-U	CHIEF FLAT PANEL STRAIGHT COLUMN CEILING MOUNT		$354.00
		3	CMA351	CHIEF HEAVY DUTY SWIVEL ADAPTER WITH STOPS		$264.00
		3	CMA360	CHIEF I-BEAM ADAPTER		$510.00
		4	RC893/1	SONY RSC 232C CONNECTOR CABLE		$132.00
		1	TPMC-8X	CRESTRON COLOR TOUCHPANEL		$2,470.00
		1	TPMC-8X-DSW	GRESTRON DOCKING STATION WALL MOUNT		$1,300.00
		1	TPMC-8X-BTP	CRESTRON TOUCHPANEL BATTERY PACK (INTERNAL)		$195.00
		1	AIR-AP1231GAK9	CISCO 1200 SERIES ACCESS PONT/ANTENNA		$800.00
		1	AIR-ANT1728	CISCO OMNIDIRECTIONAL ANTENNA		$155.00
		1	AIR-PWRINJ3	CISCO 1200 SERIES POWER INJECTOR		$58.00
		1	7200-22540-001	POLYCOM VSX7000E VIDEO CONFERENCE SYSTEM		$7,487.00
		1	C2ENET-1	CRESTRON SINGLE PORT ETHERNET SLOT		$455.00
		1	C2COM-3	CRESTRON RS-232/422/485 CARD		$455.00
		1	CTS600	CROWN AMPLIFIER		$729.00
		4	CONTROL28T-60W	JBL CONTROL 28 TWO-WAY VENTED SURFACE-MOUNT SPEAKER W/ TRSNFR		$780.00
		6	CONTROL25T-WH	JBL CONTROL 25 TWO-WAY SURFACE-MOUNT SPEAKER W/TRANSFORMER		$660.00
		2	7028411	EXTRON VTT001 MAAP (BLACK)		$390.00
		2	7031411	INLINE RJ45 PUCH BLOCK		$54.00
		1	6033611	EXTRON CROSSPOINT 450 PLUS 88 HVA MATRIX SWITCHER		$3,504.00
		1	HARDWARE	LAN ROUTER (FOR CNTRL SYS)		$150.00
		1	HARDWARE	MISC HARDWARE		$450.00
		1	CABLE	INSTALLATION CABLES & CONNECTORS		$200.00
		1	LABOR	INSTALLATION LABOR		$4,400.00
		1	PROGRAM	ADTECH CONTROL SYSTEM PROGRAMMING		$2,500.00
		1	DESIGN	ADTECH DESIGN & ENGINEERING		$1,000.00

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO, LL-007
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		1	LABOR	INSTALLATION LABOR AFTER HOURS		$1,760.00
		1	PR02	CRESTRON DUAL BUS CONTROL SYSTEM		$2,145.00
		1	5150-21297-001	POLYCOM VSX MPPLUS MULTIPOINT SOFTWARE OPTION KEY		$2,456.00
		3	CMS009	CHIEF 9" FIXED EXTENSION COLUMN		$351.00
		2	6058201	EXTRON VTR001 TWISTED PAIR TRANSMITTER		$430.00
		4	CM-70B-18	ICI EVI CAMERA CEILING MOUNT W/ 18" POLE		$784.00
		1	V-R72P-2SD	MARSHALL ELECTRONICS RACK MOUNTABLE DUAL 7.0" LCD MONITOR		$2,469.00

		1	SS	MIDDLE ATLANTIC SLIDING SHELF		$113.00
		1	7041411	EXTRON AAP PLATE		$27.00
		2	PCS-U	CHIEF FLAT PANEL STRAIGHT COLUMN CEILING MOUNT		$708.00
		1	7200-22785-001	POLYCOM VSX PEOPLE & CONTENT		$1,750.00
ADTECH	191096	1	PPM50M7HB	SAMSUNG 50" PLASMA DISPLAY	AK3EHCEQ700026	$1,705.00	311 ARSENAL STREET
							WATERTOWN, MA 02472
		1	PSN5032B	SAMSUNG 50" PLASMA SPEAKERS		$155.00
		2	65044001	EXTRON MDA 3A MINI DISTRIBUTION AMPLIFIER		$236.00
		1	7200-22730-001	POLYCOM VSX7000E W/ POWER CAM		$8,195.00
		1	PL-3070	VFI PLASMA ROLLING PLASMA CART		$735.00
		1	PM-S	VFI PLASMA MOUNT		$625.00
		1	M-8	FURMAN POWER CONDITIONER		$55.00
		1	D2	MIDDLE ATLANTIC RACK DRAWER		$105.00
		1	CABLE	INSTALLATION CABLES & CONNECTORS		$250.00
		1	DESIGN	ADTECH DESIGN & ENGINEERING		$250.00
		1	LABOR	INSTALLATION LABOR		$720.00
		1	PROGRAM	ADTECH CONTROL SYSTEM PROGRAMMING		$250.00
		1	PM	PROJECT MANAGEMENT		$220.00
		1	GENADM	GENERAL ADMINISTRATION		$150.00
		1	LABOR	INSTALLATION LABOR		$880.00
		1	6050621	EXTRON P/2 DA2XI MT DISTRIBUTION AMPLIFIER		$341.00
		1	6019020	EXTRON VERSA TOOLS RACK SHELF		$81.00
		1	SLVD380P	SONY DVD/VCR PLAYER		$120.00
		1	2611205	EXTRON 25' VGA CABLE M-F (MOLDED)		$35.00
		1	2623807	EXTRON 10' VGA CABLE M-M		$19.00
		1	2649002	EXTRON 6' VGA CABLE M-M W/ AUDIO		$24.00

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-007
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		1	6073701	EXTRON MIX301 AUDIO MIXER		$112.00
		1	U1	MIDDLE ATLANTIC RACK SHELF		$32.00
		1	6004602	EXTRON P/2 DA2 PLUS DISTRIBUTION AMPLIFIER (WORLD VERSION)		$118.00

CDW	LHR2418	1	71412RU	IBM X3850 M2 2X QC 2.13	1S71412RU0602121	$7,955.86	55 MIDDLESEX TPKE
							BEDFORD, MA 01730
		2	44E4241	IBM QUAD CORE XEON 4MB PROC E7320		$2,978.50
		3	43X0824	IBM SAS 146GB 10K SFF HOT PLUG HD	1S43X082449D4433,	$660.00
					1S43X082499D4437,
					1S43X082499D4439

		1	43W4280	IBM SERVERRAID MR10K SAS/SATA CNTRLR		$314.00
		4	41Y2768	IBM 8GB KIT PC2-5300 ECC DDR2 RDIMM		$2,280.00
		2	44E4252	IBM MEMORY EXPANSION CARD		$600.00
		2	39R6525	IBM 4GBPS FC SINGLE-PORT PCIE HBA	1S39R6525230YW51,	$1,140.00
					1S39R6525230YW8N

		1	BURNIN.DIAGNOSTIC	CDW BURN IN 12 HOURS		$10.00

CDW	LGD5938	2	71412RU	IBM X3850 M2 2X QC 2.13	1S71412RU0601619,	$15,911.72	55 MIDDLESEX TPKE
					1S71412RU0601622		BEDFORD, MA 01730
		4	44E4241	IBM QUAD CORE XEON 4MB PROC E7320		$5,957.00
		6	43X0824	IBM SAS 146GB 10K SFF HOT PLUG HD	1S43X082499A5064,	$1,320.00
					1S43X082499A5082,
					1S43X082499D1486,
					1X43X082499D1487,
					1S43X082499D1492,
					1S43X082499D1493

		2	43W4280	IBM SERVERRAID MR10K SAS/SATA CNTRLR		$628.00
		8	41Y2768	IBM 8GB KIT PC2-5300 ECC DDR2 RDIMM		$4,560.00
		4	N/A	IBM MEMORY EXPANSION CARD		$1,200.00
		4	44E4252	IBM 4GBPS FC SINGLE-PORT PCIE HBA		$2,280.00
		2	BURNIN.DIAGNOSTIC	CDW BURN IN 12 HOURS		$20.00

POST ASSOCIATES	41863	4	CV	CLEAR VUE PER DRAWING NO. R08234.3346CV2 ON RISER #		$8,117.04	3 HATLEY ROAD
				R08234.3346RV3			BELFAST, ME 04915

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-007
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
SEACOAST SECURITY	26822	1	GP ALARM	EQUIPMENT		$2,400.00	3 HATLEY ROAD
							BELFAST, ME 04915
		1	LA ALARM	LABOR		$720.00

ADTECH	191098	2	RPA-U	CHIEF UNIVERSAL CEILING MOUNT		$310.00	3 HATLEY ROAD
							BELFAST, ME 04915
		2	SLVD380P	SONY DVD/VCR PLAYER		$200.00
		2	6075922	EXTRON VGA-QXGA LINE DRIVER W/ AUDIO (WHITE)		$484.00
		1	6032516	EXTRON CROSSPOINT 300 88 HVA SWITCHER		$3,175.00
		2	NEXIA-TC	NEXIA VIDEO TELECONFERENCE MIXER		$4,220.00
		1	01-EXESYS-BLKNM	REVO LABS SOLO EXECUTIVE SYSTEM		$3,822.00
		2	01-EXEMIC-BLK11	REVO LABS SOLO LAPEL MICROPHONE		$370.00
		4	05-TBLMIC-OM-11	REVO LABS SOLO TABLETOP BOUNDARY MICROPHONE		$740.00
		2	06-XLRMIC-BLK11	REVO LABS SOLO PLUG-ON XLR MICROPHONE		$370.00
		1	280A	CROWN AMPLIFIER		$416.00
		4	EVI-D70	SONY EVI-D70 CONTROLLABLE VIDEO CAMERA		$3,696.00
		1	7200-22540-001	POLYCOM VSX7000E VIDEO CONFERENCE SYSTEM		$7,250.00
		1	CP2E	CRESTRON FIXED RESOURCE CONTROL SYSTEM W/ ETHERNET		$1,209.00
		2	CNPWS-75	CRESTRON EXTERNAL POWER SUPPLY		$558.00
		2	CNXRMAK	CRESTRON RACK MOUNT		$186.00
		1	WMKT-6L	CRESTRON TPS-6L WALL MOUNT		$50.00
		2	IRP2	CRESTRON INFRARED EMITTER PROBE		$62.00
		1	PR02	CRESTRON DUAL BUS CONTROL SYSTEM		$2,046.00
		2	SRS2-12	MIDDLE ATLANTIC 12 SPACE SLIDING RAIL SYSTEM		$640.00
		2	PD915R	MIDDLE ATLANTIC POWER STRIP		$160.00
		2	RSH-4S-C	MIDDLE ATLANTIC BLACK TEXTURED SHELF W/ CLAMP		$204.00
		1	CABLE	INSTALLATION CABLES & CONNECTORS		$792.00
		1	DESIGN	ADTECH DESIGN & ENGINEERING		$2,500.00
		1	LABOR	INSTALLATION LABOR		$1,080.00
		1	PROGRAM	ADTECH CONTROL SYSTEM PROGRAMMING		$4,250.00
		1	PM	PROJECT MANAGEMENT		$1,210.00
		1	GENADM	GENERAL ADMINISTRATION		$825.00
		1	LABOR	INSTALLATION LABOR		$4,400.00
		1	6055622	EXTRON MMX 42 SVA SWITCHER		$558.00

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-007
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		1	TPS-6LB-T	CRESTRON ISYS ADVANCED TOUCHPANEL CONTROL SYSTEM (BLACK)		$1,488.00

		1	C2ENET-1	CRESTRON SINGLE PORT ETHERNET SLOT		$558.00
		1	TRAVEL	TRAVEL/LODGING		$880.00
		2	WM-30B	ICI EVI CAMERA WALL MOUNT		$176.00
		1	SRS2-12	MIDDLE ATLANTIC 12 SPACE SLIDING RAIL SYSTEM		$320.00
		1	PD915R	MIDDLE ATLANTIC POWER STRIP		$80.00
		4	RC893/1	SONY RSC 232C CONNECTOR CABLE		$0.00
		2	460DX	SAMSUNG 46" LCD DISPLAY	BP46HCNQ600052, BP46HCNQ600063	$5,198.00

		2	PCS-U	CHIEF FLAT PANEL STRAIGHT COLUMN CEILING MOUNT		$544.00
		2	CMA0305	CHIEF 3' - 5' ADJUSTABLE EXTENSION COLUMN		$234.00
		2	CMJ310	PEERLESS CEILING PLATE		$38.00
		1	5150-21297-001	POLYCOM VSX MPPLUS MULTIPOINT SOFTWARE OPTION KEY		$2,456.00
		1	C2COM-3	CRESTRON RS-232/422/485 CARD		$455.00
		1	ST-COM	CRESTRON DUAL RS-232/422/485 MODULE		$455.00
		1	CNRJ-11	CRESTRON 1-1 CONNECTION CONVERTER		$98.00
		1	ST-RMK	CRESTRON RACK KIT		$98.00
		2	6072601	EXTRON IN1502 TWO-INPUT VIDEO SCALER		$1,808.00
		1	6019001	EXTRON RACK SHELF		$85.00
		1	6048012	EXTRON MSW 4SVRS SWITCHER		$351.00
		1	6019020	EXTRON VERSA TOOLS RACK SHELF		$85.00
		2	6075922	EXTRON VGA-QXGA LINE DRIVER W/ AUDIO (WHITE)		$546.00
		2	2649003	EXTRON 12' VGA CABLE M-M W/ AUDIO		$70.00
		1	TPMC-8X	CRESTRON COLOR TOUCHPANEL		$2,470.00
		1	TPMC-8X-DSW	CRESTRON DOCKING STATION WALL MOUNT		$1,300.00
		1	WMKT-8X-DSW	CRESTRON TPMC-8X WALL MOUNT		$98.00
		1	TPMC-8X-BTP	CRESTRON TOUCHPANEL BATTERY PACK (INTERNAL)		$195.00
		1	AIR-AP1231GAK9	CISCO 1200 SERIES ACCESS PONT/ANTENNA		$800.00
		1	AIR-ANT1728	CISCO OMNIDIRECTIONAL ANTENNA		$155.00
		1	AIR-PWRINJ3	CISCO 1200 SERIES POWER INJECTOR		$58.00
		2	HARDWARE	LAN ROUTER (FOR CNTRL SYS)		$300.00
		1	RC893/1	SONY RSC 232C CONNECTOR CABLE		$33.00
		1	WMKT-4000L	CRESTRON TPS4000 WALL MOUNT		$98.00

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-007
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		1	C2N-HBLOCK	CRESTRON NETWORK DISTRIBUTION BLOCK		$195.00
		2	01-EXEMIC-BLK11	REVO LABS SOLO LAPEL MICROPHONE		$370.00
		1	CABLE	INSTALLATION CABLES & CONNECTORS		$325.00
		1	LABOR	INSTALLATION LABOR		$3,190.00
		1	PROGRAM	ADTECH CONTROL SYSTEM PROGRAMMING		$500.00
		1	DESIGN	ADTECH DESIGN & ENGINEERING		$1,000.00
		2	CM-70B-18	ICI EVI CAMERA CEILING MOUNT W/ 18* POLE		$392.00
		1	TPS-4000LB	CRESTRON ISYS ADVANCED TOUCHPANEL CONTROL SYSTEM		$3,120.00
		1	01-EXESYS-BLKNM	REVO LABS SOLO EXECUTIVE SYSTEM		$4,007.00
		2	LVP-XD1000	MITSUBISHI DIP PROJECTOR	60007726, 60006815	$4,390.00
		1	7200-22785-001	POLYCOM VSX PEOPLE & CONTENT		$1,750.00
		3	RC893/1	SONY RSC 232C CONNECTOR CABLE		$99.00

					TOTAL:	$1,231,450.31

ORIGINAL

Leaseline Schedule No. LL-007 dated October 1, 2008

Lessee:	ATHENAHEALTH, INC.	Lessor:	MACQUARIE EQUIPMENT FINANCE, LLC

Street Address:	311 Arsenal Street	Street Address:	2285 Franklin Road, Suite 100

City/State/Zip:	Watertown, MA 02472	City/State/Zip:	Bloomfield Hills, MI 48302
This Schedule incorporates the Master Equipment Lease Agreement dated June 1, 2007 between Lessee and Lessor. This is a Leaseline Schedule to which the terms and conditions of the Leaseline Rider apply.

Acquisition	Leaseline
Period	Maximum	Lease Rate Factors	Lessor’s Basis	Rental Payment

		Hardware: 0.02876 Software: 0.028760*

From October 1, 2008 through December 31, 2008	$1,000,000.00	The Hardware Lease Rate Factor applies only to Tier 1 Manufacturers’ and Approved Manufacturers’ Current (n) Technology System Components. The Software Lease Rate Factor applies to all other items.	The aggregate for all items of Lessor’s actual cost of the item	The aggregate for all items of each item’s Lessor’s Basis multiplied by its Lease Rate Factor.
		*See Special Term No. 5 below.

Due Dates: Rental Payments are due in arrears on the last day of each Rental Period.	Base Term: 36 months.

Base Term Commencement Date: January 1, 2009
Rental Period: Each calendar month during the Term.

Billing Address (if different from Lessee’s address stated above):

Special Terms:
1.	In any exercise of the purchase option provided for in Section 6(a) of the Master Equipment Lease Agreement, the purchase price (exclusive of Taxes) shall be limited to 10.75% of Lessor’s Basis.

2.	For the sum of $763,079.38 (“SLB Price”), Lessee hereby sells, assigns, and transfers to Lessor, all of the Lessee’s right, title and interest in and to the Equipment, as described on Exhibit A to Acceptance Certificate No. 1 (“SLB Equipment”), and any warranties on the SLB Equipment, and agrees to provide reasonable assistance in enforcing those warranties. The SLB Price will be paid by ordinary business check when all of the conditions to Lessor’s acquisition and lease of the Equipment under this Lease have been satisfied and Lessor shall have received such evidence of Lessee’s ownership interest in the SLB Equipment as Lessor may request, including copies of Lessee’s proof of payment to its vendor(s), vendor invoices identifying the SLB Equipment, bills of sale, and other such documentation as Lessor may request. Lessee represents and warrants that prior to the execution hereof, Lessee has good and marketable title to the SLB Equipment, free and clear of all liens, claims, taxes, charges and encumbrances of any nature or kind whatsoever, and Lessor will acquire such title upon the execution this Schedule. Lessee shall do such acts and shall execute such further documents, and will cause the doing of such acts and the executions of such further documents by others, as Lessor may in writing at any time and from time to time reasonably request be done or executed in order to give effect to the foregoing assignment.

3.	It shall be an Event of Default under this Lease pursuant to Section 17 of the Master Equipment Lease Agreement if Lessee breaches or otherwise defaults under the Loan and Security Agreement dated as of August 20, 2002 (the “Silicon Valley Bank Loan Agreement”) between Silicon Valley Bank, a California chartered bank, d/b/a Silicon Valley East, as “Bank,” and Lessee, as “Borrower” (“SVB Loan Default”), and the SVB Loan Default is not cured within any applicable grace period or waived by Silicon Valley Bank. However, no such cure or waiver by Silicon Valley Bank will constitute a cure or waiver of an SVB Loan Default as an Event of Default under this Lease if during the continuance of an SVB Loan Default Lessor has declared the occurrence thereof under the Silicon Valley Bank Loan Agreement as an Event of Default under this Lease.

4.	Lessee shall maintain EBITDA of not less than the following amounts during the following fiscal periods of Lessee:

Period	Minimum EBITDA
The fiscal quarter ending June 30, 2007	$1,400,000
The two-consecutive-fiscal-quarter period ending September 30, 2007	$4,000,000
The three-consecutive-fiscal-quarter period ending December 31, 2007	$7,515,000
The four-consecutive-fiscal-quarter period ending March 31, 2008	$11,030,000

Period	Minimum EBITDA
The four-consecutive-fiscal-quarter period ending June 30, 2008	$13,145,000
The four-consecutive-fiscal-quarter period ending September 30, 2008	$14,060,000
The four-consecutive-fiscal-quarter period ending each Fiscal Quarter thereafter	$14,060,000
Notwithstanding the foregoing, Lessee’s failure to comply with the foregoing minimum EBITDA requirement in any fiscal period shall not constitute an Event of Default, if Lessee has Unrestricted Cash, as of the end of such fiscal period, of not less than $7,000,000. For purposes of this covenant: “EBITDA” means, on a consolidated basis, Lessee’s earnings before interest, taxes, depreciation and other non-cash amortization expenses, determined in accordance with GAAP; “Unrestricted Cash” means cash in deposit accounts and securities accounts, which is unrestricted in accordance with GAAP; and “Fiscal Quarter” means any period between January 1 and March 31, April 1 and June 30, July 1 and September 30, and October 1 and December 31.

5.	The Maximum Soft Cost Percentage shall be 35%. Lessee acknowledges and agrees that if the Soft Costs on this Schedule exceed 25% of the Lessor’s Basis, the excess Soft Costs will be subject to a lease rate factor of 0.03104, however, in no event, shall the total Soft Costs exceed the Maximum Soft Cost Percentage.

6.	As used in this Schedule, the “Approved Manufacturers” shall also include Lenovo, Opex, Kodak, Canon, Pitney Bowes and Ricoh.

7.	In addition to the Rental Payments to be paid under this Lease for the Base Term, but in lieu of Rental Payments, if any, to be paid under this Lease for any periods before the Base Term Commencement Date, Lessee pay Lessor a minimum amount equal to 1/30th of the total Rental Payment multiplied by 45 days, provided for herein.
The “Tier 1 Manufacturers” are IBM, Compaq, Hewlett-Packard, Dell, and Toshiba. The “Approved Manufacturers” are the Tier 1 Manufacturers and the manufacturers of such products as Lessor may, in its sole discretion, approve in writing as qualifying for the Hardware Lease Rate Factor specified in the Leaseline Schedule. “Current (n) Technology Products” are the latest technological offerings of the Tier 1 manufacturers and the Approved Manufacturers. “System Components” are processors (including all internal features such as memory, modems, disk drives, and sound and video cards), display terminals, printers and other external hardware required for the operation of a system.
Each party acknowledges its receipt and review of this Schedule and that none of its provisions are missing or illegible. The terms of this Schedule may be different from other Schedules incorporating the Agreement. The page numbering of this Schedule may be exclusive of exhibits, if any. If this Schedule was transmitted to Lessee for signature in electronic format, Lessee represents and warrants that the text originally transmitted has not been altered in any way. Lessor’s acceptance of this Schedule is based on its reliance on, and specifically conditioned by, the truth of this representation and warranty. This Schedule and the Agreement constitute the entire agreement of the parties relating to the leasing of the Equipment.

ATHENAHEALTH , INC. (Lessee)		MACQIJARIE EQUIPMENT FINANCE, LLC (Lessor)

By:	/s/ Carl Byers	By:	/s/ Jennifer E. Gordon
Name/Title: Date:	Carl Byers, CFO 11/17/08	Name/Title:	Jennifer E. Gordon Contracts Manager
		Date:	11/18/08

MASTER EQUIPMENT LEASE AGREEMENT
STIPULATED LOSS VALUES

LESSEE:	ATHENAHEALTH, INC.	LESSOR:	MACQUARIE EQUIPMENT FINANCE, LLC
Street Address:	311 Arsenal Street	Address:	2285 Franklin Road, Suite 100 Bloomfield Hills, MI 48302
City/State/Zip:	Watertown, MA 02472	Lease Number:	Schedule Number: LL-007

The Stipulated Loss Value of the Equipment on the above referenced Master Equipment Lease Agreement Schedule shall be determined by multiplying the applicable Stipulated Loss Value Percentage (stated below) as of the due date of the last Rental Payment due immediately prior to the date of the Loss or the Event of Default, as applicable, by the Stipulated Loss Value Amount.

	Stipulated Loss		Stipulated Loss
Rental Period	Value Percentage	Rental Period	Value Percentage
1	107.75%	19	61.74%
2	105.27%	20	59.12%
3	102.77%	21	56.48%
4	100.27%	22	53.83%
5	97.75%	23	51.17%
6	95.23%	24	48.50%
7	92.69%	25	46.00%
8	90.14%	26	43.48%
9	87.59%	27	40.95%
10	85.02%	28	38.41%
11	82.44%	29	35.87%
12	79.85%	30	33.31%
13	77.28%	31	30.75%
14	74.72%	32	28.17%
15	72.14%	33	25.59%
16	69.56%	34	22.99%
17	66.96%	35	20.39%
18	64.36%	36	17.77%

/s/ CB	/s/ JEG

Lessee Initials	Lessor Initials

Leaseline Summary dated March 23, 2009 for Leaseline Schedule No. LL-008

Lessee:	ATHENAHEALTH, INC.	Lessor:	MACQUARIE EQUIPMENT FINANCE, LLC
Street Address:	311 Arsenal Street	Street Address:	2285 Franklin Road, Suite 100
City/State/Zip:	Watertown, MA 02472	City/State/Zip:	Bloomfield Hills, MI 48302
Leaseline Summary to (the above-referenced Leaseline Schedule incorporating the Master Equipment Lease Agreement dated June 1, 2007, between Lessee and Lessor. Capitalized terms used in this Leaseline Summary without definition are defined in the Leaseline Schedule.
1.	The Lessor’s Basis and Rental Payment for the Equipment is summarized as follows:

	Lessor’s	Lease Rate	Rental
	Basis	Factor	Payment
Hardware:	$367,972.64	0.02872	$10,568.17
Softcosts Less than 25%:	$142,834.29	0.02872	$4,102.20
Softcosts Greater than 25%:	$60,530.22	0.03098	$1,875.23

Total:	$571,337.14		$16,545.60
2.	The Equipment is summarized by reference on Exhibit A attached hereto and incorporated herein.
Each party acknowledges its receipt and review of this Leaseline Summary and that none of its provisions are missing or illegible. The page numbering of this Leaseline Summary may be exclusive of exhibits, if any. If this Leaseline Summary was transmitted to Lessee for signature in electronic format, Lessee represents and warrants that the text originally transmitted has not been altered in any way. Lessor’s acceptance of this Leaseline Summary is based on its reliance on, and specifically conditioned by, the truth of this representation and warranty. When executed by Lessee and Lessor this Leaseline Summary amends the Leaseline Schedule. Except as provided in this Leaseline Summary, the terms and conditions of the Leaseline Schedule remain the same.

ATHENAHEALTH, INC. (Lessee)		MACQUARIE EQUIPMENT FINANCE, LLC (Lessor)

By:	/s/ Carl Byers	By:	/s/ Jennifer E. Gordon

Name/Title:	Carl Byers / CFO	Name/Title:	Jennifer E. Gordon
Date:	3/25/09	Date:	Contracts Manager 3/27/09

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-008
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
DELL	XD1RM7JK6	3	224-0630	LATITUDE E4300, INTEL CORE 2 DUO SP9300, W/LATITUDE ON 2.26GHZ,	7QSHRH1 , 9QSHRH1 , 8QSHRH1	$5,302.56	311 ARSENAL STREET
				1066MHZ, 6M L2 CACHE DUAL CORE			WATERTOWN, MA 02472

		3	985-3817	ASSET RECOVERY SERVICE LABEL FOR RECOVERY OF ONE IT PIECE
				(NTB, DSK OR MON, ETC.)		$30.00

DELL	XD32C1M62	10	223-9149	LATITUDE E6500, INTEL CORE 2 DUO P8400, 2.26GHZ, 1066MHZ 3M L2	4X6BXH1, DY6BXH1, GY6BXH1 ,	$13,213.10	311 ARSENAL STREET
				CACHE, DUAL CORE	HY6BXH1, 6Z6BXH1, 2Z6BXH1, 3Z68XH1,		WATERTOWN, MA 02472
					4Z6BXH1, 5Z8BXH1, 1Z6BXH1

DELL	XD2T67653	5	310-7704	D/PORT, PORT REPLICATOR W/90W AC ADAPTER, 2-PIN, FOR LATITUDE D-		$500.00	311 ARSENAL STREET
				SERIES NOTEBOOKS, CUSTOMER KIT			WATERTOWN, MA 02472

DELL	XD2RW8P24	20	430-3168	DELL WIRELESS 5720 MB (EV-DO REV A) MINI-CARD FOR VERIZON		$2,099.81	311 ARSENAL STREET
				WIRELESS (WITH GPS), LATITUDE E/MOBILE PREC, CUSTOMER INSTALL			WATERTOWN, MA 02472

DELL	XD2RWF2D5	20	310-9081	9-CELL/85-WHR PRIMARY BATTERY LATITUDE D63X, CUSTOMER KIT		$3,399.76	311 ARSENAL STREET
							WATERTOWN, MA 02472

DELL	XD2RT6PX4	5	341-5732	120GB HARD DRIVE 8MM, 5400RPM FOR LATITUDE D430, CUSTOMER		$820.00	311 ARSENAL STREET
				INSTALL			WATERTOWN, MA 02472

PULSE	14177	2	AUCM3K1T3SC	M3K/1T3/SCALABLE-MEDIAN T3000 VOIP GATEWAY-CHASSIS REDUNDANT		$59,600.00	311 ARSENAL STREET
				COMPONENTS-WITH 1 T3 LINK			WATERTOWN, MA 02472

		1	AUCMK3INSTA	M3K INSTALLATION		$2,500.00

MONOLITH SOFTWARE	2255	1		PROFESSIONAL SERVICES FINAL 50% OF MONOLITH ENTERPRISE		$16,550.00	311 ARSENAL STREET
				MANAGEMENT SYSTEM PROJECT			WATERTOWN, MA 02472

MONOLITH SOFTWARE	2246	1		PROFESSIONAL SERVICES 50% OF MONOLITH ENTERPRISE MANAGEMENT		$16,550.00	311 ARSENAL STREET
				SYSTEM PROJECT			WATERTOWN, MA 02472

MONOLITH SOFTWARE	2257	1		MONOLITH MSUITE ITM UNRESTRICTED BUNDLE		$122,127.00	311 ARSENAL STREET
							WATERTOWN, MA 02472

SUBURBAN ELECTRIC	11684	1		INSTALLATION-WORK PERFORMED AND COMPLETED ON 1/13/09		$7,035.00	400 NORTH BEACON
							WATERTOWN, MA 02472

CAROUSEL INDUSTRIES	435372	2	195251	C-LAN INT CIRCUIT PACK TN799DP RHS	081636200185, 081636300525	$1,750.00	311 ARSENAL STREET
							WATERTOWN, MA 02472

		150	201898	AE SVCS 4.0 BSC TSAPI RTU 101-250		$4,515,00
		1	201916	AE SVCS 4.0 ADV TSAPI RTU LG		$17,500.00
		2	405362641	POWER CORD 9X10 IN USA 17505		$12.60
		1	700448558	AE SVCS PE1950 COMMON SRVR	S08AN45400066	$3,150.00

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-008
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		1	700451172	USB MODEM MT9234ZBA V.92 56K	S13357721	$175.00
		1	700423379	ECAS CALL ACCOUNTING SOFTWARE (5-SITE WITH RSP 500 LICENSES)		$3,866.00

		1	407349281	CAS INIT AND TRNG ONE DAY		$2,500.00
		2	407349307	CAS INCREMENTAL SERVICES		$500.00
		1	00044	INSTALLATION AND PROJECT MANAGEMENT		$10,470.00
CAROUSEL INDUSTRIES	428398R2	1	00044	INSTALLATION AND PROJECT MANAGEMENT		$21,236.50	311 ARSENAL STREET WATERTOWN, MA 02472

NET WORK HARDWARE	227716	1	CAB-PWR-C13-NA	NORTH AMERICAN AC POWER CORD		$10.00	55 MIDDLESEX TPK BEDFORD, MA 01730

		1	CSS11503-AC	CISC0 11503 CONTENT SERVICES SWITCH INCLUDING SCM WITH 2 GIGABIT ETHERNET PORTS, HARD DISK, AND INTEGRATED AC POWER SUPPLY, INTEGRATED FAN, AND INTEGRATED SWITCH MODULE	JMX1112201U	$6,900.00

		1	CSS5-SSL-K9	CSS11500 SSL MODULE, STRONG ENCRYPTION	JAB072506V1	$3,995.00
		2	CSS5-MEM-144U288	CSS11500 UPGRADE 144MB TO 288MB RDRAM		$800.00
KESLE SYSTEMS	212006	1		EQUIP-DIALOGIC DMG2120DTISG GATEWAY		$7,750.00	311 ARSENAL STREET WATERTOWN, MA 02472

KESLE SYSTEMS	211992	2		EQUIP-DIALOGIC DMG2120DTISG GATEWAY		$15,500.00	311 ARSENAL STREET WATERTOWN, MA 02472

KESLE SYSTEMS	212012	1		EQUIP-BROOKTROUT SR 140-24F FOIP BOARDLESS-24		$13,650.00	311 ARSENAL STREET WATERTOWN, MA 02472

		24		EQUIP-RIGHTFAX CHANNEL UPGRADE		$21,480.00
ADATIVE	AC-20081081	1	N7-SYSTEM-R	MATRIX N7 SYSTEM BUNDLE INCLUDING CHASSIS, FAN TRAY AND TWO POWER SUPPLY		$5,960.20	55 MIDDLESEX TPK BEDFORD, MA 01730

		2	7G4202-72	DFE (DISTRIBUTED FORWARDING ENGINE) PLATINUM 72 PORTS 10/100/1000BASE-TX RJ45	08225933635H, 08216392635H	$26,118.12

		2	7K4297-04	DISTRIBUTED FORWARDING ENGINE (PLATINUM) WITH 4 PORTS 10 GIGABIT ETHERNET VIA XFP	0847568663, 0847575163	$28,389.76

		4	10GBASE-SR-XFP	10GB, 10GBASE-SR, IEEE 802.3MM, 850NM SHORT WAVE LENGTH, 33/82M, LC XFP		$4,531.92

ADAPTIVE	AC-20081080	1	7G4202-72	DFE (DISTRIBUTED FORWARDING ENGINE) PLATINUM 72 PORTS 10/100/1000BASE-TX RJ45	08225941635H	$6,000.00	55 MIDDLESEX TPK BEDFORD, MA 01730

ADAPTIVE	AC-20081114	2	N5-SYSTEM-R	MATRIX N5 SYSTEM BUNDLE INCLUDING CHASSIS, FAN TRAY AND TWO CHASSIS POWER SUPPLIES		$11,185.55	3 HATLEY ROAD BELFAST, ME 04915

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-008
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		8	N-POE-1200W	MATRIX POE 1200W WATT AC POWER SUPPLY		$4,670.83
		2	7G4285-49	DISTRIBUTED FORWARDING ENGINE (PLATINUM) WITH 48 10/100/1000BASE-	0846547663, 0846552863	$24,322.13
				TX POE PORTS VIA RJ45 AND 1 NETWORK EXPANSION MODULE (NEM) SLOT

		2	7G-6MGBIC-B	NETWORK EXPANSION MODULE (NEM) WITH 6 1000BASE-X PORTS VIA MINI-GBIC W/100FX MGBIC SUPPORT		$3,400.90

		8	MGBIC-LC01	1000BASE-SX MM GBIC W/LC CONNECTOR		$1,926.65
		4	7G4205-72	DISTRIBUTED FORWARDING ENGINE (PLATINUM) WITH 72 10/100/1000BASE-	0830511263, 0830552563,	$54,482.80
				TX POE PORTS VIA RJ45 (POE SUPPORTED IN THE N5 ONLY)	08205848635, 08205394635

		3	RBT-1002	ROAMABOUT AP 1002 FOR USE WITH THE WIRELESS SWITCH		$691.35
MORE DIRECT	1696814	32	39M5797-ALC	ALL COMPONENTS 8GB 2X4		$14,169.60	55 MIDDLESEX TPK
							BEDFORD, MA 01730

						$571,337.14

Leaseline Schedule No. LL-008
dated January 1, 2009
ORIGINAL

Lessee:	ATHENAHEALTH, INC.	Lessor:	MACQUARIE EQUIPMENT FINANCE, LLC
Street Address:	311 Arsenal Street	Street Address:	2285 Franklin Road, Suite 100
City/State/Zip:	Watertown, MA 02472	City/State/Zip:	Bloomfield Hills, MI 48302
This Schedule incorporates the Master Equipment Lease Agreement dated June 1, 2007 between Lessee and Lessor. This is a Leaseline Schedule to which the terms and conditions of the Leaseline Rider apply.

Acquisition Period	Leaseline Maximum	Lease Rate Factors	Lessor’s Basis	Rental Payment

Hardware: 0.02857 Software: 0.02857*

From January 1, 2009 through March 31, 2009	$1,000,000.00	The Hardware Lease Rate Factor applies only to Tier I
Manufacturers’ and Approved Manufacturers’ Current
(n) Technology System Components. The Software
Lease Rate Factor applies to all other items
		*See Special Term No 5 below.	The aggregate for all items of Lessor’s actual cost of the item.	The aggregate for all items of each item’s Lessor’s Basis multiplied by its Lease Rate Factor.

Due Dates: Rental Payments are due in arrears on the last day of each Rental Period.	Base Term: 36 months.

Rental Period: Each calendar month during the Term.	Base Term Commencement Date: April 1, 2009

Billing Address (if different from Lessee’s address stated above):

Special Terms:
1.	In any exercise of the purchase option provided for in Section 6(a) of the Master Equipment Lease Agreement, the purchase price (exclusive of Taxes) shall be limited to 10.75% of Lessor’s Basis.

2.	For the sum of $571,337.14 (“SLB Price”), Lessee hereby sells, assigns, and transfers to Lessor, all of the Lessee’s right, title and interest in and to the Equipment, as described on Exhibit A to Acceptance Certificate No. 1 (“SLB Equipment”), and any warranties on the SLB Equipment, and agrees to provide reasonable assistance in enforcing those warranties. The SLB Price will be paid by ordinary business check when all of the conditions to Lessor’s acquisition and lease of the Equipment under this Lease have been satisfied and Lessor shall have received such evidence of Lessee’s ownership interest in the SLB Equipment as Lessor may request, including copies of Lessee’s proof of payment to its vendor(s), vendor invoices identifying the SLB Equipment, bills of sale, and other such documentation as Lessor may request. Lessee represents and warrants that prior to the execution hereof, Lessee has good and marketable title to the SLB Equipment, free and clear of all liens, claims, taxes, charges and encumbrances of any nature or kind whatsoever, and Lessor will acquire such title upon the execution this Schedule. Lessee shall do such acts and shall execute such further documents, and will cause the doing of such acts and the executions of such further documents by others, as Lessor may in writing at any time and from time to time reasonably request be done or executed in order to give effect to the foregoing assignment.

3.	It shall be an Event of Default under this Lease pursuant to Section 17 of the Master Equipment Lease Agreement if Lessee breaches or otherwise defaults under the Loan and Security Agreement dated as of August 20, 2002 (the “Silicon Valley Bank Loan Agreement”) between Silicon Valley Bank, a California chartered bank, d/b/a Silicon Valley East, as “Bank,” and Lessee, as “Borrower” (“SVB Loan Default”), and the SVB Loan Default is not cured within any applicable grace period or waived by Silicon Valley Bank. However, no such cure or waiver by Silicon Valley Bank will constitute a cure or waiver of an SVB Loan Default as an Event of Default under this Lease if during the continuance of an SVB Loan Default Lessor has declared the occurrence thereof under the Silicon Valley Bank Loan Agreement as an Event of Default under this Lease.

4.	Lessee shall maintain EBITDA of not less than the following amounts during the following fiscal periods of Lessee:

Period	Minimum EBITDA
The fiscal quarter ending June 30, 2007	$1,400,000
The two-consecutive-fiscal-quarter period ending September 30, 2007	$4,000,000
The three-consecutive-fiscal-quarter period ending December 31, 2007	$7,515,000
The four-consecutive-fiscal-quarter period ending March 31, 2008	$11,030,000

\

Period	Minimum EBITDA
The four-consecutive-fiscal-quarter period ending June 30, 2008	$13,145,000
The four-consecutive-fiscal-quarter period ending September 30, 2008	$14,060,000
The four-consecutive-fiscal-quarter period ending each Fiscal Quarter thereafter	$14,060,000
Notwithstanding the foregoing, Lessee’s failure to comply with the foregoing minimum EBITDA requirement in any fiscal period shall not constitute an Event of Default, if Lessee has Unrestricted Cash, as of the end of such fiscal period, of not less than $7,000,000. For purposes of this covenant: “EBITDA” means, on a consolidated basis, Lessee’s earnings before interest, taxes, depreciation and other non-cash amortization expenses, determined in accordance with GAAP; “Unrestricted Cash” means cash in deposit accounts and securities accounts, which is unrestricted in accordance with GAAP; and “Fiscal Quarter” means any period between January 1 and March 31, April 1 and June 30, July 1 and September 30, and October 1 and December 31.
5.	The Maximum Soft Cost Percentage shall be 35%. Lessee acknowledges and agrees that if the Soft Costs on this Schedule exceed 25% of the Lessor’s Basis, the excess Soft Costs will he subject to a lease rate factor of 0.03085, however, in no event, shall the total Soft Costs exceed the Maximum Soft Cost Percentage.

6.	As used in this Schedule, the “Approved Manufacturers” shall also include Lenovo, Opex, Kodak, Canon, Pitney Bowes and Ricoh.

7.	In addition to the Rental Payments to be paid under this Lease for the Base Term, but in lieu of Rental Payments, if any, to be paid under this Lease for any periods before the Base Term Commencement Date, Lessee pay Lessor a minimum amount equal to 1/30th of the total Rental Payment multiplied by 45 days, provided for herein.

The “Tier I Manufacturers” are IBM, Compaq, Hewlett-Packard, Dell, and Toshiba. The “Approved Manufacturers” are the Tier I Manufacturers and the manufacturers of such products as Lessor may, in its sole discretion, approve in writing as qualifying for the Hardware Lease Rate Factor specified in the Leaseline Schedule. “Current (n) Technology Products” are the latest technological offerings of the Tier 1 manufacturers and the Approved Manufacturers. “System Components” are processors (including all internal features such as memory, modems, disk drives, and sound and video cards), display terminals, printers and other external hardware required for the operation of a system.

Each party acknowledges its receipt and review of this Schedule and that none of its provisions are missing or illegible. The terms of this Schedule may be different from other Schedules incorporating the Agreement. The page numbering of this Schedule may be exclusive of exhibits, if any. If this Schedule was transmitted to Lessee for signature in electronic format, Lessee represents and warrants that the text originally transmitted has not been altered in any way. Lessor’s acceptance of this Schedule is based on its reliance on, and specifically conditioned by, the truth of this representation and warranty. This Schedule and the Agreement constitute the entire agreement of the parties relating to the leasing of the Equipment.

ATHENAHEALTH, INC. (Lessee)		MACQUARIE EQUIPMENT FINANCE, LLC (Lessor)

By:	/s/ Carl Byers	By:	/s/ Jennifer E. Gordon
Name/Title: Date:	Carl Byers/CFO 3/2/09	Name/Title:	Jennifer E. Gordon Contracts Manager
		Date:	3/3/09

MASTER EQUIPMENT LEASE AGREEMENT
STIPULATED LOSS VALUES

LESSEE:	ATHENAHEALTH, INC.	LESSOR:	MACQUARIE EQUIPMENT FINANCE, LLC
Street Address:	311 Arsenal Street	Address:	2285 Franklin Road, Suite 100
Bloomfield Hills, Ml 48302
City/State/Zip:	Watertown, MA 02472	Lease Number:	Schedule Number: LL-008
The Stipulated Loss Value of the Equipment on the above referenced Master Equipment Lease Agreement Schedule shall be determined by multiplying the applicable Stipulated Loss Value Percentage (stated below) as of the due date of the last Rental Payment due immediately prior to the date of the Loss or the Event of Default, as applicable, by the Stipulated Loss Value Amount.

	Stipulated Loss		Stipulated Loss
Rental Period	Value Percentage	Rental Period	Value Percentage
1	107.75%	19	61.74%
2	105.27%	20	59.12%
3	102.77%	21	56.48%
4	100.27%	22	53.83%
5	97.75%	23	51.17%
6	95.23%	24	48.50%
7	92.69%	25	46.00%
8	90.14%	26	43.48%
9	87.59%	27	40.95%
10	85.02%	28	38.41%
11	82.44%	29	35.87%
12	79.85%	30	33.31%
13	77.28%	31	30.75%
14	74.72%	32	28.17%
15	72.14%	33	25.59%
16	69.56%	34	22.99%
17	66.96%	35	20.39%
18	64.36%	36	17.77%

/s/ CB	/s/ JEG

Lessee Initials	Lessor Initials

Leaseline Summary
dated June 24, 2009
for Leaseline Schedule No. LL-009

Lessee:	ATHENAHEALTH, INC.	Lessor:	MACQUARIE EQUIPMENT FINANCE, LLC
Street Address:	311 Arsenal Street	Street Address:	2285 Franklin Road, Suite 100
City/State/Zip:	Watertown, MA 02472	City/State/Zip:	Bloomfield Hills, MI 48302
Leaseline Summary to the above-referenced Leaseline Schedule incorporating the Master Equipment Lease Agreement dated June 1, 2007, between Lessee and Lessor. Capitalized terms used in this Leaseline Summary without definition are defined in the Leaseline Schedule.
1.	The Lessor’s Basis and Rental Payment for the Equipment is summarized as follows:

	Lessor’s	Lease Rate	Rental
	Basis	Factor	Payment
Hardware:	$1,371,607.79	0.02872	$39,392.58
Softcosts Greater than 25%:	$0.00	0.03098	$0.00
Softcosts Less than 25%:	$191,563.32	0.03085	$5,909.73

Total:	$1,563,171.11		$45,302.30
2.	The Equipment is summarized by reference on Exhibit A attached hereto and incorporated herein.

Each party acknowledges its receipt and review of this Leaseline Summary and that none of its provisions are missing or illegible. The page numbering of this Leaseline Summary may be exclusive of exhibits, if any. If this Leaseline Summary was transmitted to Lessee for signature in electronic format, Lessee represents and warrants that the text originally transmitted has not been altered in any way. Lessor’s acceptance of this Leaseline Summary is based on its reliance on, and specifically conditioned by, the truth of this representation and warranty. When executed by Lessee and Lessor, this Leaseline Summary amends the Leaseline Schedule. Except as provided in this Leaseline Summary, the terms and conditions of the Leaseline Schedule remain the same.

ATHENAHEALTH, INC. (Lessee)		MACQUARIE EQUIPMENT FINANCE, LLC (Lessor)

By:	/s/ Carl Byers	By:	/s/ Carie L. Kerns
Name/Title: Date:	Carl Byers/CFO 6/25/09	Name/Title:	Carie L. Kerns AVP - Contracts
		Date:	6/25/09

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-009
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
CAROUSEL	447908	1	185446	AVAYA COMMUNICATIONS SOLUTION		$0.00	311 ARSENAL ST, FL 3
							WATERTOWN, MA 02472

		1	185840	CM MODEL ADDITIONS		$0.00
		51	196664	CMEE R4 51-100NEW LIC		$11,424.00
		1	00043	SOFTWARE ACTIVATION CHARGE		$285.00
CDW	NDK7595	1	26K7941	IBM TS SU 4GB TRANS PAIR		$138.32	311 ARSENAL STREET
							WATERTOWN, MA 02472

		4	44X2458	IBM SATA 1TB 7.2K E-DDM	1S44X24589905864, 1S44X24589905888,	$2,360.00
					1S44X24589905891, 1S44X24589905892

CDW	MZR0512	2	DCM00K03S2X30	APC MAGNUM VS50 DISTRIBUTION CABLE		$2,822.00	55 MIDDLESEX TPKE
							BEDFORD, MA 01730

CDW	NFQ2330	6	44X2458	IBM SATA 1TB 7.2K E-DDM	1S44X24589902153, 1S44X24589904522,	$3,540.00	311 ARSENAL STREET
					1S44X24589904545, 1S44X24589904548,		WATERTOWN, MA 02472
					1S44X24589904549, 1S44X24589906515

CDW	NGC7675	1	8853G3U	IBM BLADECENTER HS21 QC 2.50 2GB	1S8853AC1KQKAPXK	$2,095.00	55 MIDDLESEX TPKE
							BEDFORD, MA 01730

		1	44T1742	IBM INTEL XEON QC E5420 LGA771 PROC		$480.00
		2	26K5777	IBM 73GB 10K U320 SFF SAS NHS HDD	1S26K5777KQHGCKG, 1S26K5777KQHGCMW	$348,84

		2	39M5797-BSTK	IBM 8GB KIT PC2-5300 ECC DDR2 DIMM		$700.00
CDW	NDD0237	1	181281H	IBM DS4000 EXP 810 STORAGE EXPANSION	181281H137403H	$3,900.00	311 ARSENAL STREET
							WATERTOWN, MA 02472

CDW	NCQ1642	16	69270-U48	LEVITON 48PT CAT6 PATCH PANEL BLACK		$5,920.00	3 HATLEY ROAD
							BELFAST, ME 04915

CDW	NDR3768	12	44X2458	IBM SATA 1TB 7.2K E-DDM	1S44X24589903171, 1S44X24589905727,	$7,080.00	311 ARSENAL STREET
					1S44X24589905728, 1S44X24589905729,		WATERTOWN, MA 02472
					1S44X24589905730, 1S44X24589905731,
					1S44X24589905732, 1S44X24589905733,
					1S44X24589905734, 1S44X24589905735,
					1S44X24589905736, 1S44X24589905737

CDW	NFG9372	2	8853G3U	IBM BLADECENTER HS21 QC 2.50 2GB	1S8853AC1KQKAPXY, 1S8853AC1KQKAPPH	$4,190.00	55 MIDDLESEX TPKE
							BEDFORD, MA 01730

		2	44T1742	IBM INTEL XEON QC E5420 LGA771 PROC		$960.00
		4	39M5797	IBM 8GB KIT PC2-5300 ECC DDR2 DIMM		$1,400.00

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-009
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		4	26K5777	IBM 73GB 10K U320 SFF SAS NHS HDD	1S26K5777KQHGCKL, 1S26K5777KQHGCNG,	$697.68
					1S26K5777KQHXWKL, 1S26K5777KQHXWMX

CDW	NDX9973	2	8853G3U	IBM BLADECENTER HS21 QC 2.50 2GB	1S8853AC1KQKAPWK, 1S8853AC1KQKAPXB	$4,190.00	55 MIDDLESEX TPKE
							BEDFORD, MA 01730

		2	44T1742	IBM INTEL XEON QC E5420 LGA771 PROC		$960.00
		4	39M5797	IBM 8GB KIT PC2-5300 ECC DDR2 DIMM		$1,400.00
		4	26K5777	IBM 73GB 10K U320 SFF SAS NHS HDD	1X26K5777KQGZFXN, 1X26K5777KQGZFYH,	$697.68
					1X26K5777KQGZFYW, 1X26K5777KQHXWLN

CDW	MWQ2346	1	40Y5898	IBM STD IMPLEMENTATION DS5000		$7,820.00	55 MIDDLESEX TPKE
							BEDFORD, MA 01730

CDW	NDX9283	35	44X2458	IBM SATA 1TB 7.2K E-DDM	1S44X24589905854, 1S44X24589905859,	$20,650.00	311 ARSENAL STREET
					1S44X24589905873, 1S44X24589905874,		WATERTOWN, MA 02472
					1S44X24589905875, 1S44X24589905878,
					1S44X24589905879, 1S44X24589905883,
					1S44X24589905886, 1S44X24589905889,
					1S44X24589905890, 1S44X24589906280,

					1S44X24589906285, 1S44X24589906288,
					1S44X24589906289, 1S44X24589906321,
					1S44X24589906211, 1S44X24589906325,
					1S44X24589906326, 1S44X24589906340,
					1S44X24589906341, 1S44X24589906342,
					1S44X24589906344, 1S44X24589906396,

					1S44X24589906397, 1S44X24589906398,
					1S44X24589906402, 1S44X24589906403,
					1S44X24589906404, 1S44X24589906405,
					1S44X24589906406, 1S44X24589906407,
					1S44X24589906411, 1S44X24589906412,
					1S44X24589906413

CDW	NCG5450	2	1818-D1A	IBM EXP5000 EXPANSION UNIT		$4,624.00	55 MIDDLESEX TPKE
							BEDFORD, MA 01730

		2	1818-2412	IBM SU 4 GBPS SFP TRANSCEIVER PAIR		$768.00
		32	1818-4711	IBM 1000 GB/7.2K SATA DDM		$23,680.00

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-009
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
CDW	NCP1013	52	42D0410	IBM FC 300GB 15K E-DDM OPTION	1S42D04109969230, 1S42D04109969231,	$43,856.28	3 HATLEY ROAD
					1S42D04109969232, 1S42D04109969233,		BELFAST, ME 04915
					1S42D04109969246, 1S42D04109969247,
					1S42D04109973911, 1S42D04109973912,
					1S42D04109973913, 1S42D04109973915,
					1S42D04109973916, 1S42D04109973969,
					1S42D04109973985, 1S42D04109973987,

					1S42D04109973992, 1S42D04109974016,
					1S42D04109974022, 1S42D04109974033,
					1S42D04109974036, 1S42D04109974023,
					1S42D04109978425, 1S42D04109978426,
					1S42D04109978427, 1S42D04109978428,
					1S42D04109978435, 1S42D04109978436,
					1S42D04109978465, 1S42D04109978466,

					1S42D04109978485, 1S42D04109978494,
					1S42D04109978502, 1S42D04109979966,
					1S42D04109979984, 1S42D04109980021,
					1S42D04109980032, 1S42D04109980052,
					1S42D04109980053, 1S42D04109980058,
					1S42D04109980060, 1S42D04109980061,
					1S42D04109980118, 1S42D04109980156,

					1S42D04109980157, 1S42D04109980161,
					1S42D04109980200, 1S42D04109980201,
					1S42D04109980202, 1S42D04109980203,
					1S42D04109980206, 1S42D04109980209,
					1S42D04109980214, 1S42D04109980217

DELL	XD3R9D872	15	224-0630	LATITUDE E4300, INTEL CORE 2 DUO SP9300,	97N8YH1, B8N8YH1, D7N8YH1, F7N8YH1,	$23,525.10	311 ARSENAL STREET
				W/LATITUDE ON 2.26GHZ, 1066MHZ, 6M L2 CACHE	G7N8YH1, H7N8YH1, J7N8YH1, 28N8YH1,		WATERTOWN, MA 02472
				DUAL CORE	38N8YH1, 48N8YH1, 58N8YH1, 68N8YH1,
					88N8YH1, 98N8YH1, B7N8YH1

		15	985-3817	ASSET RECOVERY SERVICE LABEL FOR RECOVERY		$150.00
				OF ONE IT PIECE (NT, DSK OR MON, ETC)

IMAGING	PI 28239	1	DEPOSIT	DEPOSIT TOWARDS FINAL INVOICE NO. 41499		$44,748.75	3 HATLEY ROAD
BUSINESS							BELFAST, ME 04915

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-009
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
IMAGING	41499	1	603-00200	IMAGETRAC 3EX, TWO POCKETS	A1122308000001	$104,040.00	3 HATLEY ROAD
BUSINESS							BELFAST, ME 04915

		1	180-00021	EMBEDDED APPLICATION CONTROLLER		$6,000.00
		1	203-00096	IT3E, E13B MICR MODULE, TOP SIDE	A1111108000006	$8,800.00
		1	203-00064	IT3, PRE-IMAGE SINGLE HEAD IJP	010122308000097	$5,560.00
		1	203-00097	IT3E, BARCODE OPTION	A1111308000004	$4,800.00
		1	203-00099	IT3E, ENVELOPE DETECTION W/DOCNETICS	A1122308000003	$10,480.00
		1	200-00117	SOFTTRAC IT3, ADVANCED VERSION	010100708000190	$19,600.00
		1	203-0019-02	IT3, DOCNETICS, CHECKSALL, DUAL CAMERA	010010209000111	$6,000.00
		0	203-00081	IT3, DYNAMIC TIFF	010100708000045	$2,000.00
		20	500-00002	PROJECT MANAGEMENT, HOURLY		$3,200.00
		40	500-00006	INTEGRATION SERVICES, HOURLY		$5,920.00
		1	501-00007	IMAGETRAC III-HARDWARE INSTALL		$1,595.00
		1	PAYMENT	PAYMENT MADE ON INVOICE NO. PI 28239		$44,748.75
KELSE SYSTEMS	213221	2		BROOKTROUT/DIALOGIC TR1034 + P24-T1		$4.800.00	311 ARSENAL STREET
							WATERTOWN, MA 02472

PES	2009-2-010	1	SERVICES	ENGAGEMENT FEE; SOFTWARE DELIVERY.		$7,500.00	311 ARSENAL STREET
				KNOWLEDGE TRANSFER FOR WILL SWANSON 2/9-			WATERTOWN, MA 02472
				2/13/09

ADAPTIVE	AC-20090100	1	J-4350-JB	J4350, 256MB CF, 1GB RAM, 0 PIM CARDS, AC PSU,	JN10ACA5AADA	$3,441.18	3 HATLEY ROAD
				W/JUNOS			BELFAST, ME 04915
		1	JX-1DS3-S	1XDS3 PIM SPARE	AH08410015	$4,500.00
		1	SVC-ND-J4350	J-CARE NEXT DAY SUPPORT FOR J4350		$510.00
APPLE STORE	RECEIPT	1	MB471LL/A	MACBOOK PRO 15/2.5/2X2GB/320/SD	W89080Y61GA	$2,499.00
		1	S3184LL/A	APP MACBOOK PRO-RAE-USA	970000002712002	$349.00
		1	MB966Z/A	ILIFE 09		$79.00
		1	MA887Z/A	FINAL CUT STUDIO 2 UPGRADE FOR FCP		$699.00
		1	TR414LL/A	KENSINGTON COMBOSAVER 08		$29.95
BH MILLIKEN	9896	18		2P 30A SQUARE D BREAKERS		$968.16	3 HATLEY ROAD
							BELFAST, ME 04915
		18		4" SQUARE BOXES		$25.20
		16		RS COVERS		$29.70
		16		L6-30 RECEPTACLES		$555.74
		900'		10/2 MC		$638.00
		36'		SINGLE BARREL MC CONNECTORS		$34.56

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-009
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		18		GROUND SCREWS		$1.06
		36		ANTI-SHORTS		$2.40
		2		4" SQUARE COVERS		$1.20
		25		MCS 100		$17.72
		50		SELF-TAPPING PEANUT SCREWS		$2.00
		1		ROLL TAPE		$1.60
		1		10% MARK-UP		$239.12
		1		27 HOURS LABOR X $50.00		$1,350.00
CDW	NFN6167	1	10N3651	IBM 3YR 24X7X4 ONSITE ELECTRONIC		$900.00	311 ARSENAL STREET
				DISTRIBUTION - NO MEDIA			WATERTOWN, MA 02472

		7	44X2458	IBM SATA 1TB 7.2K E-DDM	1S44X24589905739, 1S44X24589905740,	$4,130.00
					1S44X24589905741, 1S44X24589905742,
					1S44X24589905743, 1S44X24589905744,
					1S44X24589905745
CDW	NFV3116	4	44E5076	IBM INTEL QUAD CORE XEON E5420 12MB		$1,780.00	55 MIDDLESEX TPKE
							BEDFORD, MA 01730

		8	40K1043	IBM 73GB 15K HOT-SWAP 3.5IN U320 SAS	1S40K1043KQGCBNP, 1S40K1043KQHADHZ,	$1,440.00
					1S40K1043KQHFYAP, 1S40K1043KQHGCGB,
					1S40K1043KQHHFMU, 1S40K1043KQHHFNF,
					1S40K1043KQHVFTM, 1S40K1043KQHVFVL

		16	46C7420	IBM 8GB PC2-5300 QUAD CL5 ECC FBD		$8,000.00
		4	39Y9566	IBM RSA-II SLIMLINE ADAPTER		$420.00
		4	32R2815	IBM X3550 REDUNDANT POW SUPPLY		$340.00
		11	39R6525	IBM 4GBPS FC SINGLE-PORT PCIE HBA	MNBA-EVS-39R6525, 1S39R6525KQHFCGG,	$6,050.00
					1S39R6525KQHFCGH, 1S39R6525KQHFCGM,
					1S39R6525KQHFCHD, 1S39R6525KQHFCKH,
					1S39R6525KQHRHAG, 1S39R6525KQHRHAH,
					1S39R6525KQHRHDH, 1S39R6525KQHRHHA,
					1S39R6525KQHRHHB

		4	7978EHU	IBM X3550 EXPRESS QC 2.50 4GB CRW	1S7978EHUKQHDKXD, 1S7978EHUKQHYKNL,	$6,852.00
					1S7978EHUKQHYKNN, 1S7978EHU99T7658

		4	ASSETTAGW/	CDW ASSET TAG W/INSTALL		$0.00
			INSTALL

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-009
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		4	BIOSUPGRADE	SYSTEMS BIOS/FIRMWARE UPG		$0.00
CDW	NGC9932	2	44E5076	IBM INTEL QUAD CORE XEON E5420 12MB		$890.00	3 HATLEY ROAD
							BELFAST, ME 04915

		4	40K1043	IBM 73GB 15K HOT-SWAP 3.5IN U320 SAS	1S40K1043KQFDGTV, 1S40K1043KQFDGTU,	$720.00
					1S40K1043KQFDGXM, 1S40K1043KQHPMLT

		8	46C7420	IBM 8GB PC2-5300 QUAD CL5 ECC FBD		$4,000.00
		2	39Y9566	IBM RSA-II SLIMLINE ADAPTER		$210.00
		2	32R2815	IBM X3550 REDUNDANT POW SUPPLY		$170.00
		2	32R2816	IBM PCI-X RISER CARD F/1U SYSTEMS		$60.00
		2	BIOSUPGRADE	SYSTEMS BIOS/FIRMWARE UPG		$0.00
		2	7978EHU	IBM X3550 EXPRESS QC 2.50 4GB CRW	1S7978AC1KQKANKV, 1S7978AC1KQKANKY	$3,426.00
		2	ASSETTAGW/	CDW ASSET TAG W/INSTALL		$0.00
			INSTALL

CDW	NHD6315	20	44E5076	IBM INTEL QUAD CORE XEON E5420 12MB		$8,900.00	3 HATLEY ROAD
							BELFAST, ME 04915

		40	40K1043	IBM 73GB 15K HOT-SWAP 3.5IN U320 SAS	1S40K1043KQFDHLG, 1S40K1043KQFDHLP,	$7,200.00
					1S40K1043KQGCBMX, 1S40K1043KQHFVAM,
					1S40K1043KQHFXZW, 1S40K1043KQHHFMV,
					1S40K1043KQHHFNA, 1S40K1043KQHHFNC,
					1S40K1043KQHHFND, 1S40K1043KQHHFNG,
					1S40K1043KQHHFNK, 1S40K1043KQHPMKZ,
					1S40K1043KQHPMLC, 1S40K1043KQHPMLK,

					1S40K1043KQHPMLL, 1S40K1043KQHPMLZ,
					1S40K1043KQHPMMY, 1S40K1043KQHPMMZ,
					1S40K1043KQHPMNP, 1S40K1043KQHPMPK,
					1S40K1043KQHPMPV, 1S40K1043KQHVFVM,
					1S40K1043KQHVFVN, 1S40K1043KQHUUUB,
					1S40K1043KQHUUYV, 1S40K1043KQHWUZM,
					1S40K1043KQHWUZV, 1S40K1043KQHWXFA,

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-009
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
					1S40K1043KQHWXFK, 1S40K1043KQHUXFR,
					1S40K1043KQHUXGA, 1S40K1043KQHWXGC,
					1S40K1043KQHWXGD, 1S40K1043KQHWXHP,
					1S40K1043KQHWXHY, IS40K1043KQHWXKD,
					1S40K1043KQHWXKF, 1S40K1043KQHWXKH,
					1S40K1043KQHWXKN, 1S40K1043KQHWXKP

		20	39Y9566	IBM RSA-II SLIMLINE ADAPTER		$2,100.00
		20	32R2815	IBM X3550 REDUNDANT POW SUPPLY		$1,700.00
		40	39R6525	IBM 4GBPS FC SINGLE-PORT PCIE HBA	1S39R6525KQHFCHD, 1S39R6525KQHRFLB,	$22,000.00
					1S39R6525KQHRFLF, 1S39R6525KQHYBKN,
					1S39R6525KQKBLVT, 1S39R6525KQKBLVV,
					1S39R6525KQKBLVX, 1S39R6525KQKBLWC,
					1S39R6525KQKBLWK, 1S39R6525KQKBLWL,
					1S39R6525KQKBLWW, 1S39R6525KQKBLXX,
					1S39R6525KQKCMPW, 1S39R6525KQKCMPX,

					1S39R6525KQKCMPY, 1S39R6525KQKCMPZ,
					1S39R6525KQKCMRC, 1S39R6525KQKCMRD,
					1S39R6525KQKCMRG, 1S39R6525KQKCMRL,
					1S39R6525KQKCMRN, 1S39R6525KQKCMRP,
					1S39R6525KQKCMRR, 1S39R6525KQKCMRV,
					1S39R6525KQKCMRW, 1S39R6525KQKCMRX,
					1S39R6525KQKCMRY, 1S39R6525KQKCMTA,

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-009
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
					1S39R6525KQKCMTB, 1S39R6525KQKCMTF,
					1S39R6525KQKCMTH, 1S39R6525KQKCMTK,
					1S39R6525KQKCMTL, 1S39R6525KQKCMTP,
					1S39R6525KQKCMTR, 1S39R6525KQKCMTV,
					1S39R6525KQKCMTU, 1S39R6525KQKCMVC,
					1S39R6525KQKCMVD, 1S39R6525KQKCMVG

		20	7978EHU	IBM X3550 EXPRESS QC 2.50 4GB CRW	1S7978EHUKQHWCPN, 1S7978EHUKQHWCPT,	$34,260.00
					1S7978EHUKQHWCPV, 1S7978EHUKQHWCPX,
					1S7978EHUKQHWCRB, 1S7978EHUKQHWCRC,
					1S7978EHUKQKANKU, 1S7978EHUKQKANKZ,
					1S7978EHU99T7355, 1S7978EHU99T7643,
					1S7978EHU99T7644, 1S7978EHU99T7650,
					1S7978EHU99T7657, 1S7978EHU99T7662,

					1S7978EHU99T7676, 1S7978EHU99T7677,
					1S7978EHU99T7679, 1S7978EHU99T7683,
					1S7978EHU99T7686, 1S7978EHU99T8516
		20	ASSETTAGW/	CDW ASSET TAG W/INSTALL		$0.00
			INSTALL
		20	BIOSUPGRADE	SYSTEMS BIOS/FIRMWARE UPG		$0.00
		80	KTM5780LP/8G	KINGSTON 8GB DDR2 667 LOW PWR KIT		$40,000.00
CDW	NHK9638	3	44E5076	IBM INTEL QUAD CORE XEON E5420 12MB		$1,335.00	3 HATLEY ROAD BELFAST, ME 04915

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-009
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		6	40K1043	IBM 73GB 15K HOT-SWAP 3.5IN U320 SAS	1S40K1043KQHFVAH, 1S40K1043KQHPMLV,	$1,080.00
					1S40K1043KQHPMLY, 1S40K1043KQHPMMN,
					1S40K1043KQHPMMP, 1S40K1043KQHPMMX

		3	39Y9566	IBM RSA-II SLIMLINE ADAPTER		$315.00
		3	32R2815	IBM X3550 REDUNDANT POW SUPPLY		$255.00
		3	32R2816	IBM PCI-X RISER CARD F/1U SYSTEMS		$90.00
		3	BIOSUPGRADE	SYSTEMS BIOS/FIRMWARE UPG		$0.00
		3	7978EHU	IBM X3550 EXPRESS QC 2.50 4GB CRW	1S7978AC1KQHFFRT, 1S7978AC1KQHWATK,	$5,139.00
					1S7978EHU99V1283
		12	KTM5780LP/8G	KINGSTON 8GB DDR2 667 LOW PWR KIT		$6,000.00
CDW	NHR1908	1	44E5076	IBM INTEL QUAD CORE XEON E5420 12MB		$445.00	55 MIDDLESEX TPKE
							BEDFORD, MA 01730
		2	40K1043	IBM 73GB 15K HOT-SWAP 3.5IN U320 SAS	1S40K1043KQHVFTL, 1S40K1043KQHVFTW	$360.00
		1	39Y9566	IBM RSA-II SLIMLINE ADAPTER		$105.00
		1	32R2815	IBM X3550 REDUNDANT POW SUPPLY		$85.00
		1	7978EHU	IBM X3550 EXPRESS QC 2.50 4GB CRW	1S7978AC1KQHFFRH	$1,713.00
		2	39R6525	IBM 4GBPS FC SINGLE-PORT PCIE HBA	1S39R6525KQHFCHK, 1S39R6525KQKCMTT	$1,100.00
		4	KTM5780LP/8G	KINGSTON 8GB DDR2 667 LOW PWR KIT		$2,000,00
		1	BIOSUPGRADE	SYSTEMS BIOS/FIRMWARE UPG		$0.00
CDW	NHZ0165	1	44E5076	IBM INTEL QUAD CORE XEON E5420 12MB		$445.00	3 HATLEY ROAD
							BELFAST, ME 04915
		2	40K1043	IBM 73GB 15K HOT-SWAP 3.5IN U320 SAS	1S40K1043KQHVBLG, 1S40K1043KQHVBMB	$360.00
		1	39Y9566	IBM RSA-II SLIMLINE ADAPTER		$105.00
		1	32R2815	IBM X3550 REDUNDANT POW SUPPLY		$85.00
		2	39R6525	IBM 4GBPS FC SINGLE-PORT PCIE HBA	1S39R6525KQKCNBH, 1S39R6525KQKCNBP	$1,100.00
		1	7978EHU	IBM X3550 EXPRESS QC 2.50 4GB CRW	1S7978AC1KQHFFRF	$1,713.00
		1	ASSETTAGW/	CDW ASSET TAG W/INSTALL		$0.00
			INSTALL

		1	BIOSUPGRADE	SYSTEMS BIOS/FIRMWARE UPG		$0.00
		4	KTM5780LP/8G	KINGSTON 8GB DDR2 667 LOW PWR KIT		$2,000.00
CDW	NHZ0163	11	44E5076	IBM INTEL QUAD CORE XEON E5420 12MB		$4,895.00	3 HATLEY ROAD
							BELFAST, ME 04915

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-009
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		22	40K1043	IBM 73GB 15K HOT-SWAP 3.5IN U320 SAS	1S40K1043KQHPMNB, 1S40K1043KQHPVXN,	$3,960.00
					1S40K1043KQHPVXV, 1S40K1043KQHPVXZ,
					1S40K1043KQHPVYA, 1S40K1043KQHPVYD,
					1S40K1043KQHRXFD, 1S40K1043KQHRXFL,
					1S40K1043KQHVBKX, 1S40K1043KQHVBLB,
					1S40K1043KQHVBLV, 1S40K1043KQHVBLX,
					1S40K1043KQHVBMT, 1S40K1043KQHVBMW,

					1S40K1043KQHVBNC, 1S40K1043KQHVBND,
					1S40K1043KQHVBNP, 1S40K1043KQHVFVT,
					1S40K1043KQHZMLA, 1S40K1043KQHZMLC,
					1S40K1043KQHZMLM, 1S40K1043KQHZMLR
		11	39Y9566	IBM RSA-II SLIMLINE ADAPTER		$1,155.00
		11	32R2815	IBM X3550 REDUNDANT POW SUPPLY		$935.00
		11	32R2816	IBM PCI-X RISER CARD F/1U SYSTEMS		$330.00
		11	BIOSUPGRADE	SYSTEMS BIOS/FIRMWARE UPG		$0.00
		11	7978EHU	IBM X3550 EXPRESS QC 2.50 4GB CRW	1S7978AC1KQHFFPL, 1S7978AC1KQHWART,	$18,843.00
					1S7978AC1KQHWARV, 1S7978AC1KQHWARY,
					1S7978AC1KQHWATH, 1S7978AC1KQHWATP,
					1S7978AC1KQHWATR, 1S7978AC1KQKLFDN,
					1S7978AC1KQKLFDP, 1S7978EHU99V1285,
					1S7978EHU99V1286

		44	KTM5780LP/8G	KINGSTON 8GB DDR2 667 LOW PWR KIT		$22,000.00
CDW	NHZ0079	1	44E5076	IBM INTEL QUAD CORE XEON E5420 12MB		$445.00	55 MIDDLESEX TPKE
							BEDFORD, MA 01730
		2	40K1043	IBM 73GB 15K HOT-SWAP 3.5IN U320 SAS	1S40K1043KQHPMPW, 1S40K1043KQHPMPZ	$360.00
		1	39Y9566	IBM RSA-II SLIMLINE ADAPTER		$105.00
		1	32R2815	IBM X3550 REDUNDANT POW SUPPLY		$85.00
		1	7978EHU	IBM X3550 EXPRESS QC 2.50 4GB CRW	1S7978AC1KQKANKP	$1,713.00
		2	39R6525	IBM 4GBPS FC SINGLE-PORT PCIE HBA	1S39R6525KQKCNBN, 1S39R6525230N8A6	$1,100.00
		4	KTM5780LP/8G	KINGSTON 8GB DDR2 667 LOW PWR KIT		$2,000.00
		1	BIOSUPGRADE	SYSTEMS BIOS/FIRMWARE UPG		$0.00

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-009
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
CDW	NJF9665	50	27172	CABLES 7' CAT6 550MHZ PAT CAB GREEN		$200.00	3 HATLEY ROAD
							BELFAST, ME 04915
		50	27192	CAB TO GO CAT6 PATCH SNAG 7FT YELLOW		$200.00
		50	27162	CAB TO GO CAT6 PATCH SNAG 7FT WHITE		$200.00
CDW	NJG6791	2	44E5076	IBM INTEL QUAD CORE XEON E5420 12MB	1S40K1043KQHPMNT, 1S40K1043KQHVBMY,	$890.00	55 MIDDLESEX TPKE
					1S40K1043KQHZMKX, 1S40K1043KQHZMLN		BEDFORD, MA 01730

		4	40K1043	IBM 73GB 15K HOT-SWAP 3.5IN U320 SAS		$720.00
		2	39Y9566	IBM RSA-II SLIMLINE ADAPTER		$210.00
		2	32R2815	IBM X3550 REDUNDANT POW SUPPLY		$170.00
		2	7978EHU	IBM X3550 EXPRESS QC 2.50 4GB CRW	1S7978EHUKQHWCPH, 1S7978EHUKQHWCPP	$3,426.00

		4	39R6525	IBM 4GBPS FC SINGLE-PORT PCIE HBA	1S39R6525KQKCARD, 1S39R6525KQKCARF,	$2,200.00
					1S39R6525KQKCAVH, 1S39R6525KQKCVK

		8	KTM5780LP/8G	KINGSTON 8GB DDR2 667 LOW PWR KIT		$4,000.00
		2	BIOSUPGRADE	SYSTEMS BIOS/FIRMWARE UPG		$0.00
CDW	NJG2252	36	AP7841	APC RM PDU METERED 30A-208V		$14,220.00	55 MIDDLESEX TPKE
							BEDFORD, MA 01730
		18	AR3100	APC NETSHELTER SX 42U ENCLOSURE		$21,816.00
CDW	NJF0141	100	03120	CABLES 3' PWR CORD EXT-3PIN SHROUD		$300.00	3 HATLEY ROAD
							BELFAST, ME 04915

CDW	NJB5118	1	44X2458	IBM SATA 1TB 7.2K E-DDM	1S44X24589906542	$590.00	311 ARSENAL STREET
							WATERTOWN, MA 02472

CDW	NKC4465	1	44E5076	IBM INTEL QUAD CORE XEON E5420 12MB		$445.00	3 HATLEY ROAD
							BELFAST, ME 04915
		2	40K1043	IBM 73GB 15K HOT-SWAP 3.5IN U320 SAS	1S40K1043KQFDHLL, 1S40K1043KQHZMLU	$360.00
		1	39Y9566	IBM RSA-II SLIMLINE ADAPTER		$105.00
		1	32R2815	IBM X3550 REDUNDANT POW SUPPLY		$85.00
		1	32R2816	IBM PCI-X RISER CARD F/1U SYSTEMS		$30.00
		1	BIOSUPGRADE	SYSTEMS BIOS/FIRMWARE UPG		$0.00
		1	7978EHU	IBM X3550 EXPRESS QC 2.50 4GB CRW	1S7978AC1KQKMCWK	$1,713.00
		4	KTM5780LP/8G	KINGSTON 8GB DDR2 667 LOW PWR KIT		$2,000.00
CMS	0904737-IN	8	03-700345192-N	4621SWIP PHONE GRAY		$1,760.00	311 ARSENAL STREET
							WATERTOWN, MA 02472

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-009
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
COLUMBIA	1/8553		1/7/09	GENERAL REQUIREMENTS		$1,150.00	311 ARSENAL STREET
							WATERTOWN, MA 02472
				ROUGH CARPENTRY-TEMP PROTECTION		$400.00
				MILLWORK-RECEPTION DESK & STONE TOP		$31,919.00
				ADD TO HONE GRANITE		$804.00
				PAINT & PATCH EXISTING WALLS		$800.00
				GENERAL CONDITIONS		$2,450.00
				LIABILITY INSURANCE		$380.00
				FEE		$1,300.00
CONNECTIVITY	8290	11	ABBOTT	TECHNICIAN RYAN ABBOTT		$792.00	311 ARSENAL STREET
POINT							WATERTOWN, MA 02472
		11	WILSON	TECHNICIAN STEVE WILSON		$792.00
DELL	XCRDMNJC7	1	222-7948	LATITUDE D630, INTEL CORE 2 DUO T7500, 2.20GHZ,	6PK1XG1	$1,305,00	311 ARSENAL STREET
				800MHZ 4M L2 CACHE, DUAL CORE			WATERTOWN, MA 02472

DELL	XD3392588	50	320-6107	DELL ULTRASHARP 2208FP, WIDE FLAT PANEL		$10,350.00	311 ARSENAL STREET
				W/HEIGHT ADJUSTABLE STAND, 22.0 INCH VIS,			WATERTOWN, MA 02472
				OPTIPLEX PRECISION AND LATITUDE, CUST

DELL	XD369RKC3	5	223-9334	LATITUDE E6400, INTEL CORE 2 DUO P8400,	HV8TXH1, 2W8TXH1, BW8TXH1, 8W8TXH1,	$6,391.65	3 HATLEY ROAD
				2.26GHZ, 1066MHZ 3M L2 CACHE, DUAL CORE	5W8TXH1		BELFAST, ME 04915

		5	985-3817	ASSET RECOVERY SERVICE LABEL FOR RECOVERY		$50.00
				OF ONE IT PIECE (NTB, DSK OR MON, ETC)

DELL	XD3CCRJF2	20	223-9334	LATITUDE E6400, INTEL CORE 2 DUO P8400,	FQ8TXH1, 7V8TXH1, 4R8TXH1, 8R8TXH1,	$25,566.60	311 ARSENAL STREET
				2.26GHZ, 1066MHZ 3M L2 CACHE, DUAL CORE	BR8TXH1, GR8TXH1, JR8TXH1, 2S8TXH1,		WATERTOWN, MA 02472
					5S8TXH1, 8S8TXH1, CS8TXH1, B257YH1,
					2T8TXH1, C257YH1, F257YH1, FT8TXH1,
					HT8TXH1, 1V8TXH1, 4V8TXH1, 1R8TXH1

		20	985-3817	ASSET RECOVERY SERVICE LABEL FOR RECOVERY		$200.00
				OF ONE IT PIECE (NTB, DSK OR MON, ETC)

DELL	XD3R9D872	15	224-0630	LATITUDE E4300, INTEL CORE 2 DUO SP9300,	97N8YH1, B8N8YH1, D7N8YH1, F7N8YH1,	$23,525.10	311 ARSENAL STREET
				W/LATITUDE ON 2.26GHZ, 1066MHZ, 6M L2 CACHE	G7N8YH1, H7N8YH1, J7N8YH1, 28N8YH1,		WATERTOWN, MA 02472
				DUAL CORE	38N8YH1, 48N8YH1, 58N8YH1, 66N8YH1,
					88N8YH1, 98N8YH1, B7N8YH1

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-009
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		15	985-3817	ASSET RECOVERY SERVICE LABEL FOR RECOVERY		$150.00
				OF ONE IT PIECE (NTB, DSK OR MON, ETC)

MORE DIRECT	1723370	14	26K5777	73GB 10K U320 SFF SAS NH		$2,500.26	55 MIDDLESEX TPKE
							BEDFORD, MA 01730

MORE DIRECT	1757462	25	473520105A	2 GB MEMORY MODULE FOR D		$800.00	311 ARSENAL STREET
							WATERTOWN, MA 02472

MORE DIRECT	1764013	24	470877239	E6400 3GB MEM 80GB HDD X	14VFWF1, 1MTFWF1, 1NTFWF1, 45VFWF1,	$30,919.92	311 ARSENAL STREET
					4LTFWF1, 4MTFWF1, 57TFWF1, 5MTFWF1,		WATERTOWN, MA 02472
					67TFWF1, 6MTFWF1, 6PTFWF1, 6QTFWF1,
					8QTFWF1, BPTFWF1, DPTFWF1, F3VFWF1,
					F7TFWF1, FQTFWF1, GQTFWF1, H3VFWF1,
					H4VFWF1, H7TFWF1, HPTFWF1, HQTFWF1

		1	470877239	E6400 3GB MEM 80GB HDD X		$1,288.33
		5	470877337	E6500 3GB MEM 80GB HDD 8	3J448J1, 4J448J1, 5J448J1, 6J448J1, 7J448J1	$6,606.55

ROTH & SEELEN	4242	1		PROFESSIONAL SERVICES RENDERED NOVEMBER		$600.00	311 ARSENAL STREET
				1 THROUGH NOVEMBER 30, 2008 IN ACCORDANCE			WATERTOWN, MA 02472
				WITH VERBAL REQUEST

SENTINEL		1		FURNISH AND INSTALL 3-INCH EMT CONDUIT		$13,110.00	311 ARSENAL STREET
PROPERTIES							WATERTOWN, MA 02472

ADTECH	196791	1	CABLE	INSTALLATION CABLES & CONNECTORS		$106.00	311 ARSENAL STREET
							WATERTOWN, MA 02472
		1	LABOR	INSTALLATION LABOR		$500.00
		1	LABOR	INSTALLATION LABOR		$660.00
		1	PM	PROJECT MANAGEMENT		$220.00
		1	GENADM	GENERAL ADMINISTRATION		$225.00
		1	RDY2GOSOFTWHE	VFI SOFT RUBBER WHEELS		$170.00

		1	RMT	VFI RACK RAIL KIT		$0.00
		1	PL-3070	VFI PLASMA ROLLING PLASMA CART		$735.00
		1	P50F	SAMSUNG 50" PLASMA DISPLAY	AQC2HCES200002	$1,749.00
		1	7200-22730-001	POLYCOM VSX7000E W/POWER CAM		$8,247.00

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-009
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		1	GSP-VSX7000-3	GOLD SEAL 3 YEAR MAINTENANCE PROGRAM (VSX 7000)		$1,346.00
		1	PM-S	VFI PLASMA MOUNT		$649.00
		1	D2	MIDDLE ATLANTIC RACK DRAWER		$115.00
		1	PD915R	MIDDLE ATLANTIC POWER STRIP		$88.00
		1	2649003	EXTRON 12' VGA CABLE M-M W/AUDIO		$39.00
AMERICAN ALARM MAP		1		EXPAND ACCESS & VIDEO FOR TWO READERS AT		$6,800.00	311 ARSENAL STREET
				SUITE 2100 - DEPOSIT			WATERTOWN, MA 02472
		2	HID5355AGK00	HID PROX READER/KEYPAD COMBO
		2	CKIS10WH	REQUEST TO EXIT PIR
		2	SR-1078CWBR	RECESSED DOOR CONTACT, BROWN
		1	PW-5K1R2	PROWATCH 2 PORT READER BOARD
		1	PW-PERD232	PROWATCH DONGLE UPGRADE FOR 32 READERS

		2	AXIS211	AXIS 211 NETWORK CAMERA
		1	AX-SMP5CTX	LOCK POWER SUPPLY (24V ELECTRIFIED LOCKSETS)
		1	BL-332021	SUBCONTRACTING FOR ELECTRIFIED LOCKSET W/
				HINGE TRANSFER
		300	WPS186	READER CABLE, PLENUM
		2	DVMCAM1	HONEYWELL DVM ONE CAMERA LICENSE
		300	WP224	ALARM CABLE, PLENUM
		300	WPCAT5EWHITE	CAT5 CABLE PLENUM
		2	PE-DF8PB-1	DOME PEDESTAL MOUNT
		300	WP182	LOCK CABLE, PLENUM
		2	PE-SWMGY	DOME WALL MOUNT
		1	MC-1	MISC HARDWARE & CONNECTORS
		1	I-46	INSTALLATION
BH MILLIKEN	9895	250'		60A 5-WIRE MC CABLE		$571.79	3 HATLEY ROAD
							BELFAST, ME 04915
		2		1" MC CONNECTORS		$9.77
		1		QOB360 BREAKER		$114.60
		20'		DEEP STRUT		$34.20
		1		90[o] STRUT BRACKET		$4.60
		2		3/8" DROP-IN ANCHORS		$1.10

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-009
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE		EQUIPMENT LOCATION

		7		3/8" X 1 1/2" HEX BOLTS			$1.40
		7		3/8" FLAT WASHERS			$0.80
		4		3/8" CONE NUTS			$5.18
		2		4" SQUARE BLANK COVERS			$0.98
		2		1G MULBERRY BOXES 1/2" HUBS			$6.98
		2		1G BLANK MULBERRY COVERS			$2.84
		2		STRAIN RELIEF CONNECTORS FOR 12/3 SJO CORD			$11.64

		2		BASKETS FOR 12/3 SJO			$26.82
		2		20A 120V FEMALE CORD CAPS			$16.86
		30'		12/2 MC			$12.60
		4		3/8" PUSH-IN MC CONNECTORS			$3.60
		1		4" SQUARE X DEEP BOX			$1.40
		40'		12/3 SJO CORD			$21.79
		9		B2 WIRENUTS			$1.00
		1		10% MARK UP			$89.25
		1		26 HOURS LABOR X 50.00			$1,300.00
BROADLEAF	7146	1		DELL EQUALLOGIC PS5000XV, HIGH			$49,000.00	311 ARSENAL STREET
SERVICES				PERFORMANCE, 10K SAS DRIVES, 6.4 TB CAPACITY,				WATERTOWN, MA 02472
				16 X 400GB, DUAL CONTROLLER, ONE YEAR
				EQUALLOGIC COMPLETE CARE PLUS, SAME DAY 4
				HOUR RESPONSE

		1	DISCOUNT	SPECIAL DISCOUNT			$-15,380.98
BROADLEAF	7137	2		DELL EQUALLOGIC PS5500E, COST EFFICIENT, HIGH			$169,600.00	311 ARSENAL STREET
SERVICES				CAPACITY, 24TB CAPACITY, 48 X500GB, 7.2K SATA,				WATERTOWN, MA 02472
				DUAL CONTROLLER, ONE YEAR EQUALLOGIC
				COMPLETE CARE PLUS, SAME DAY 4 HOUR
				RESPONSE

		1	DISCOUNT	SPECIAL DISCOUNT		-$	53,237.02
CAROUSEL	365909R	3	53185-A4A	120A4 CSU MODULE	051608009423, 051608009481, 051608009516		$2,985.00	3 HATLEY ROAD
INDUSTRIES								BELFAST, ME 04915

CDW	NQF0427	1	PEIBM39M5797	EDGE 8GB KIT PC2-5300 ECC DIMM			$265.00	55 MIDDLESEX TPKE
								BEDFORD, MA 01730

CDW	NQL2246	2	PEIBM39M5797	EDGE 8GB KIT PC2-5300 ECC DIMM			$530.00	55 MIDDLESEX TPKE
								BEDFORD, MA 01730

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-009
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
CDW	NHD6066	5	21P2073	IBM 3YR 24X7X4HR ONSITE SVC FOR SRVR,		$1,990.00	55 MIDDLESEX TPKE
				ELECTRONIC DISTRIBUTION - NO MEDIA			BEDFORD, MA 01730

CDW	NRB6685	5	21P2073	IBM 3YR 24X7X4HR ONSITE SVC FOR SRVR,		$1,990.00	55 MIDDLESEX TPKE
				ELECTRONIC DISTRIBUTION - NO MEDIA			BEDFORD, MA 01730

CDW	NRB6703	5	21P2073	IBM 3YR 24X7X4HR ONSITE SVC FOR SRVR,		$1,990.00	55 MIDDLESEX TPKE
				ELECTRONIC DISTRIBUTION - NO MEDIA			BEDFORD, MA 01730

CDW	NVC1343	100	27172	CTG 7FT CAT6 SNAGLESS PATCH M GREEN		$400.00	311 ARSENAL STREET
							WATERTOWN, MA 02472

		40	27192	CTG 7FT CAT6 SNAGLESS PATCH M YELLOW		$160.00
		100	27162	CTG 7FT CAT6 SNAGLESS PATCH M WHITE		$400.00
		49	27161	CTG 3FT CAT6 SNAGLESS PATCH M WHITE		$245.00
		44	27191	CTG 3FT CAT6 SNAGLESS PATCH M YELLOW		$220.00
		72	27171	CTG 3FT CAT6 SNAGLESS PATCH M GREEN		$360.00
		146	03140	CTG 1FT COMPUTER POWER EXT CORD		$438.00
		10	27174	CTG 14FT CAT6 SNAGLESS PATCH M GREEN		$70.00
CDW	NRQ3969	8	AP7841	APC RM PDU METERED 30A-208V		$3,160.00	311 ARSENAL STREET
							WATERTOWN, MA 02472

CDW	NQR8416	17	PEIBM39M5797	EDGE 8GB KIT PC2-5300 ECC DIMM		$4,505.00	55 MIDDLESEX TPKE
							BEDFORD, MA 01730

CDW	NPQ1340	1	7978EHU	IBM X3550 EXPRESS QC 2.50 4GB CRW	1S7978EHUKQKTMAL	$1,700.00	55 MIDDLESEX TPKE
							BEDFORD, MA 01730

		1	44E5076	IBM INTEL QUAD CORE XEON X5420 12MB		$445.00
		2	40K1043	IBM 73GB 15K HOT-SWAP 3.5IN U320 SAS	1S40K1043KQHZNKY, 1S40K1043KQKCYLV	$360.00
		4	46C7420	IBM 8GB PC2-5300 QUAD CL5 ECC FBD		$2,000.00
		1	39Y9566	IBM RSA-II SLIMLINE ADAPTER		$105.00
		1	32R2815	IBM X3550 REDUNDANT POW SUPPLY		$85.00
		1	32R2816	IBM PCI-X RISER CARD F/1U SYSTEMS		$30.00
		1	BIOSUPGRADE	SYSTEM’S BIOS/FIRMWARE UPG		$0.00
		1	ASSETTAGW/	CDW ASSET TAG W/ INSTALL		$0.00
			INSTALL

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-009
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
CDW	NFN6409	1	44E5076	IBM INTEL QUAD CORE XEON X5420 12MB		$445.00	55 MIDDLESEX TPKE BEDFORD, MA 01730
		2	40K1043	IBM 73GB 15K HOT-SWAP 3.5IN U320 SAS	1S40K1043KQHPMKN, 1S40K1043KQHPMMD	$360.00
		4	46C7420	IBM 8GB PC2-5300 QUAD CL5 ECC FBD		$2,000.00
		1	39Y9566	IBM RSA-II SLIMLINE ADAPTER		$105.00
		1	32R2815	IBM X3550 REDUNDANT POW SUPPLY		$85.00
		1	32R2816	IBM PCI-X RISER CARD F/1U SYSTEMS		$30.00
		1	7978EHU	IBM X3550 EXPRESS QC 2.50 4GB CRW	1S7978AC1KQHYKNF	$1,713.00
CDW	NQK5031	2	44E5076	IBM INTEL QUAD CORE XEON X5420 12MB		$890.00	55 MIDDLESEX TPKE BEDFORD, MA 01730

		4	40K1043	IBM 73GB 15K HOT-SWAP 3.5IN U320 SAS		$720.00
		2	39Y9566	IBM RSA-II SLIMLINE ADAPTER		$210.00
		2	32R2815	IBM X3550 REDUNDANT POW SUPPLY		$170.00
		2	7978EHU	IBM EXP X3550 E5420 4GB NO-HDD CRW		$3,426.00
		1	39R6525	IBM 4GBPS FC SINGLE-PORT PCIE HBA		$550,00
		8	KTM5780LP/8G	KINGSTON 8GB DDR2 667 LOW PWR KIT		$4,000.00
		2	BlOSUPGRADE	SYSTEM’S BIOS/FIRMWARE UPG		$0.00
CDW	NPW5600	4	7978EHU	IBM X3550 EXPRESS QC 2.50 4GB CRW	1S7978AC1KQKMCYL, 1S7978AC1KQKMCZC, 1S7978AC1KQKNHDW, 1S7978AC1KQKTMKG	$6,800.00	55 MIDDLESEX TPKE BEDFORD, MA 01730

		4	44E5076	IBM INTEL QUAD CORE XEON X5420 12MB		$1,780.00
		8	40K1043	IBM 73GB 15K HOT-SWAP 3.5IN U320 SAS	1S40K1043KQHYDDP, 1S40K1043KQHYDFC, 1S40K1043KQHZLYZ, 1S40K1043KQHZNKT, 1S40K1043KQKCYLM, 1S40K1043KQKLLHR, 1S40K1043KQKLLKT, 1S40K1043KQKLLLX	$1,440.00

		16	46C7420	IBM 8GB PC2-5300 QUAD CL5 ECC FBD		$8,000.00
		4	39Y9566	IBM RSA-II SLIMLINE ADAPTER		$420.00
		4	32R2815	IBM X3550 REDUNDANT POW SUPPLY		$340.00
		4	32R2816	IBM PCI-X RISER CARD F/1U SYSTEMS		$120.00
		4	BlOSUPGRADE	SYSTEM’S BIOS/FIRMWARE UPG		$0.00
		4	ASSETTAGW/	CDW ASSET TAG W/ INSTALL		$0.00
			INSTALL

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-009
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
CDW	NPW6702	20	39R6525	IBM 4GBPS FC SINGLE-PORT PCIE HBA	1S39R6525KQKHCBT, 1S39R6525KQKKTMY, 1S39R6525KQKKTNH, 1S39R6525KQKTNFR, 1S39R6525KQKTNFZ, 1S39R6525KQKVYRG, 1S39R6525KQKVYRK, 1S39R6525KQKVYRN, 1S39R6525KQKVYTB, 1S39R6525KQKVYVB,	$11,000.00	55 MIDDLESEX TPKE BEDFORD, MA 01730

					1S39R6525KQKWYLP, 1S39R6525KQKWYML, 1S39R6525KQLAPZA, 1S39R6525KQLAPZF, 1S39R6525KQLARBN, 1S39R6525KQLBWTN, 1S39R6525KQLBWTV, 1S39R6525KQLBWTW, 1S39R6525KQLBWTX, 1S39R6525KQLBWTY

		28	PEIBM39M5797	EDGE 8GB KIT PC2-5300 ECC DIMM		$7,420.00
CDW	NDX9978	4	44E5076	IBM INTEL QUAD CORE XEON X5420 12MB		$1,780.00	55 MIDDLESEX TPKE BEDFORD, MA 01730
		8	40K1043	IBM 73GB 15K HOT-SWAP 3.5IN U320 SAS	1S40K1043KQHPMKP, 1S40K1043KQHPMKV, 1S40K1043KQHPMLM, 1S40K1043KQHPMLP, 1S40K1043KQHPMLW, 1S40K1043KQHPMRH, 1S40K1043KQHPMRL, 1S40K1043KQHPMRP	$1,440.00

		16	46C7420	IBM 8GB PC2-5300 QUAD CL5 ECC FBD		$8,000.00
		4	39Y9566	IBM RSA-II SLIMLINE ADAPTER		$420.00
		4	32R2815	IBM X3550 REDUNDANT POW SUPPLY		$340.00
		4	32R2816	IBM PCI-X RISER CARD F/1U SYSTEMS		$120.00
		4	7978EHU	IBM X3550 EXPRESS QC 2.50 4GB CRW	S99T7668, 1S7978EHUKQHDKWW, 1S7978EHUKQHYKNM, 1S7978EHU99T7672	$6,852.00
		3	BIOSUPGRADE	SYSTEM’S BIOS/FIRMWARE UPG		$0.00
		1	BIOSUPGRADE	SYSTEM’S BIOS/FIRMWARE UPG		$0.00

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-009
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
CDW	NPW5601	5	7978EHU	IBM X3550 EXPRESS QC 2.50 4GB CRW	1S7978AC1KQKTLYV, 1S7978AC1KQKTLZH, 1S7978AC1KQKTLZK, 1S7978AC1KQKTMBN, 1S7978AC1KQKTMCH	$8,500.00	55 MIDDLESEX TPKE BEDFORD, MA 01730

		5	44E5076	IBM INTEL QUAD CORE XEON X5420 12MB		$2,225.00
		10	40K1043	IBM 73GB 15K HOT-SWAP 3.5IN U320 SAS	1S40K1043KQHYDDY, 1S40K1043KQHYDFY, 1S40K1043KQHYDGH, 1S40K1043KQHZLUV, 1S40K1043KQHZLYX, 1S40K1043KQHZMYT, 1S40K1043KQHZNAY, 1S40K1043KQKCYLP, 1S40K1043KQKCYLT, 1S40K1043KQKLLKR	$1,800.00

		20	46C7420	IBM 8GB PC2-5300 QUAD CL5 ECC FBD		$10,000.00
		5	39Y9566	IBM RSA-II SLIMLINE ADAPTER		$525.00
		5	32R2815	IBM X3550 REDUNDANT POW SUPPLY		$425.00
		5	BIOSUPGRADE	SYSTEM’S BIOS/FIRMWARE UPG		$0.00
		10	39R6525	IBM 4GBPS FC SINGLE-PORT PCIE HBA	1S39R6525KQKKTLW, 1S39R6525KQKKTLZ, 1S39R6525KQKKTNP, 1S39R6525KQKKTPT, 1S39R6525KQKLNMK, 1S39R6525KQKLNPA, 1S39R6525KQKVYTT, 1S39R6525KQKVYVA, 1S39R6525KQKVYVC, 1S39R6525KQLAPZC	$5,500.00

CDW	NHR1716	1	1818-51A	IBM DS5100 MIDRANGE DISK (DUAL CONTR		$26,589.00	55 MIDDLESEX TPKE BEDFORD, MA 01730
		1	1818-2030	IBM 8GB CACHE MEMORY		$6,165.00
		1	1818-2050	IBM 2-QUAD 4 GBPS HOST PORT CARDS		$3,853.00
		4	1818-2412	IBM SW 4 GBPS SFP TRANSCEIVER PAIR		$1,536.00
		1	1818-7350	IBM DS5000 FLASH/VOLUMECOPY		$9,247.00
		1	1818-8903	IBM DS5000 64-STORAGE PARTITIONS		$13,487.00
		6	1818-D1A	IBM EXP5000 EXPANSION UNIT		$13,872.00
		6	1818-2412	IBM SW 4 GBPS SFP TRANSCEIVER PAIR		$2,304.00
		6	1818-5531	IBM 16-PAK 300 GB/15 DDM		$84,696.00
		1	1818-7721	IBM DS5000 LINUX/INTEL HOST KIT		$481.00
CE COMM	11985	8	24PA/JK-JK-C6-020F	CECOMM CABLE ASSEMBLY 23AWG 6 X 4PR BUNDLE CAT 6 RISER RATED CABLE, TERMINATED W/LEVITON CAT 6 JACKS BOTH ENDS. INCLUDED TECH-FLEX LENGTH: 20'		$1,430.64	311 ARSENAL STREET WATERTOWN, MA 02472

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-009
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		8	24PA/JK-JK-C6-024F	CECOMM CABLE ASSEMBLY 23AWG 6 X 4PR BUNDLE CAT 6 RISER RATED CABLE, TERMINATED W/LEVITON CAT 6 JACKS BOTH ENDS INCLUDED TECH-FLEX LENGTH: 24'		$1,499.92

		4	49255-H48	LEVITON 48 PORT PATCH PANEL		$275.00
		4	CMB-12176-701	CECOMM CUSTOM REAR CABLE MANAGEMENT BAR FOR 19" RACKS COLOR: BLACK		$92.00

		5	AR8426A	APC 2U HORIZONTAL CABLE ORGANIZER **CORE SWITCH CROSS CONNECTS**		$210.00
		12	24PA/JKR-RJ-C6- 009F	CECOMM CABLE ASSEMBLY 23AWG 6 X 4PR BUNDLE CAT 6 RISER RATED CABLE TERMINATED W/LEVITON CAT 6 MODULAR JACK TO CAT 6 CUSTOM RJ45 BREAKOUT. LENGTH: 9'		$1,896.96

		24	24PA/JKL-RJ-C6- 009F	CECOMM CABLE ASSEMBLY 23AWG 6 X 4PR BUNDLE CAT 6 RISER RATED CABLE TERMINATED W/LEVITON CAT 6 MODULAR JACK TO CAT 6 CUSTOM RJ45 BREAKOUT. LENGTH: 9'		$3,793.92

		5	49255-H48	LEVITON 48 PORT PATCH PANEL		$343.75
		5	CMB-12176-701	CECOMM CUSTOM REAR CABLE MANAGEMENT BAR FOR 19" RACKS COLOR: BLACK		$115.00

		6	AR8426A	APC 2U HORIZONTAL CABLE ORGANIZER		$252.00
		1	NCMHAEF4	PANDUIT HIGH CAPACITY 4U HORIZONTAL CABLE MANAGEMENT PASS THROUGH MANAGER FOR NETWORK SWITCH VERTICAL MODULES		$130.00

		1	LABOR	LABOR TO INSTALL ALL THE ABOVE MATERIALS, INCLUDING THE FOLLOWING: *COPPER PATCH PANELS & PRE-TERMINATED TRUNK CABLES, *DRESS-OUT, LABEL & TEST ALL COPPER TRUNK CABLES		$1,500.00

		16	FRBC4X4YL	PANDUIT 4X4 QUIKLOCK COUPLER		$276.00

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-009
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		4	FR6TRBN12	PANDUIT NEW THREADED ROD QUIKLOCK BRACKET FOR 6X4 AND 4X4 SYSTEMS		$76.24
		8	FRVT4X4YL	PANDUIT 4X4 QUIKLOCK VERTICAL TEE		$668.00
		1	FRT4X4YL	PANDUIT 4X4-HORIZONTAL TEE FITTING		$71.59
		8	FR4X4YL6	PANDUIT 4X4 FIBERRUNNER CHANNEL 6' SECTION		$600.00

		4	FREC4X4YL	PANDUIT 4X4 END CAP FITTING		$33.76
		1	FRFWCSC4YL	SPLIT COVER FOR 4X4 FOUR WAY CROSS FITTING		$72.50

		1	FRRF64YL	REDUCER FITTING — 6X4/4X4		$42.28
		15	FR6ACAB	PANDUIT ADJUSTABLE CABINET QUIKLOCK BRACKET COLOR: BLACK		$825.00
		6	10250-712	CHATSWORTH UNIVERSAL CABLE RUNWAY 12" W X 10'L COLOR: BLACK		$585.00
CE COMM	11984	16	23PA/JK-JK-C6-017F	CECOMM CABLE ASSEMBLY 23AWG 6 X 4PR BUNDLE CAT 6 RISER RATED TERMINATED W/LEVITON CAT 6 JACK BOTH ENDS, W/TECH-FLEX LENGTH: 17"		$2,757.44	55 MIDDLESEX TPKE BEDFORD, MA 01730

		16	24PA/JK-JK-C6-015F	CECOMM CABLE ASSEMBLY 23AWG 6 X 4PR BUNDLE CAT 6 RISER RATED TERMINATED W/LEVITON CAT 6 JACK BOTH ENDS, W/TECH-FLEX LENGTH: 15'		$2,688.32

		8	24PA/JK-JK-C6-013F	CECOMM CABLE ASSEMBLY 23AWG 6 X 4PR BUNDLE CAT 6 RISER RATED TERMINATED W/LEVITON CAT 6 JACK BOTH ENDS, W/TECH-FLEX LENGTH: 13'		$1,309.52

		16	24PA/JK-JK-C6-025F	CECOMM CABLE ASSEMBLY 23AWG 6 X 4PR BUNDLE CAT 6 RISER RATED TERMINATED W/LEVITON CAT 6 JACK BOTH ENDS, W/TECH-FLEX LENGTH: 25'		$3,034.40

		8	24PA/JK-JK-C6-019F	CECOMM CABLE ASSEMBLY 23AWG 6 X 4PR BUNDLE CAT 6 RISER RATED TERMINATED W/LEVITON CAT 6 JACK BOTH ENDS, W/TECH-FLEX LENGTH: 19'		$1,413.28

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-009
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		16	24PA/JK-JK-C6-023F	CECOMM CABLE ASSEMBLY 23AWG 6 X 4PR BUNDLE CAT 6 RISER RATED TERMINATED W/LEVITON CAT 6 JACK BOTH ENDS, W/TECH-FLEX LENGTH: 23'		$2,965.12

		8	24PA/JK-JK-C6-020F	CECOMM CABLE ASSEMBLY 23AWG 6 X 4PR BUNDLE CAT 6 RISER RATED TERMINATED W/LEVITON CAT 6 JACK BOTH ENDS, W/TECH-FLEX LENGTH: 20'		$1,430.64

		8	24PA/JK-JK-C6-028F	CECOMM CABLE ASSEMBLY 23AWG 6 X 4PR BUNDLE CAT 6 RISER RATED TERMINATED W/LEVITRON CAT 6 JACK BOTH ENDS, W/TECH-FLEX LENGTH: 28'		$1,569.12

		16	24PA/JK-JK-C6-026F	CECOMM CABLE ASSEMBLY 23AWG 6 X 4PR BUNDLE CAT 6 RISER RATED TERMINATED W/LEVITRON CAT 6 JACK BOTH ENDS, W/TECH-FLEX LENGTH: 26'		$3,069.12

		8	24PA/JK-JK-C6-031F	CECOMM CABLE ASSEMBLY 23AWG 6 X 4PR BUNDLE CAT 6 RISER RATED TERMINATED W/LEVITRON CAT 6 JACK BOTH ENDS, W/TECH-FLEX LENGTH: 31'		$1,621.04

		30	49255-H48	LEVITON 48 PORT PATCH PANEL		$2,062.50
		30	CMB-12176-701	CECOMM CUSTOM REAR CABLE MANAGEMENT BAR FOR 19" RACKS COLOR: BLACK		$690.00

		25	AR8426A	APC 2U HORIZONTAL CABLE ORGANIZER		$1,050.00
		2	P3RP4828F2030F0	48-FIBER (MTP(F) — MTP(F) TRUNK CABLE, PLENUM 50/125UM, 10GIG LASER OPTIMIZED 24" BREAK-OUT LENGTH: 30FEET		$1,641.60

		1	P3RP4828F2032F0	48-FIBER (MTP(F) — MTP(F) TRUNK CABLE, PLENUM 50/125UM, 10GIG LASER OPTIMIZED 24" BREAK-OUT LENGTH: 32FEET		$840.32

		1	P3RP4828F2034F0	48-FIBER (MTP(F) — MTP(F) TRUNK CABLE, PLENUM 50/125UM, 10GIG LASER OPTIMIZED 24' BREAK-OUT LENGTH: 34FEET		$859.84

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-009
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		1	P3RP4828F2035F0	48-FIBER (MTP(F) — MTP(F) TRUNK CABLE, PLENUM 50/125UM, 10GIG LASER OPTIMIZED 24" BREAK-OUT LENGTH: 35FEET		$869.60

		1	P3RP4828F2037F0	48-FIBER (MTP(F) — MTP(F) TRUNK CABLE, PLENUM 50/125UM, 10GIG LASER OPTIMIZED 24" BREAK-OUT LENGTH: 37FEET		$889.12
		1	P3RP4828F2040F0	48-FIBER (MTP(F) — MTP(F) TRUNK CABLE, PLENUM 50/125UM, 10GIG LASER OPTIMIZED 24" BREAK-OUT LENGTH: 40FEET		$918.40

		1	P3RP4828F2042F0	48-FIBER (MTP(F) — MTP(F) TRUNK CABLE, PLENUM 50/125UM, 10GIG LASER OPTIMIZED 24" BREAK-OUT LENGTH: 42FEET		$937.92

		32	P3MM51142400	P3LINK MPO CASSETTE MODULE, PINNED, 10 GIG 50/125 MM, LC AQUA QUAD COUPLERS, 24-FIBER, STANDARD CASSETTE SHELL		$12,160.00

		8	FH1UR-3MTP3FR	CECOMM P3LINK FIBER HOUSING RACK MOUNT 1U ADJUSTABLE UNLOADED HOLDS UP TO (3) MTP CASSETTES 3" DEPTH W/FRONT & REAR CABLE MANAGEMENT BAR		$1,169.20

		2	PBC4U	P3LINK RACK MOUNT FIBER ENCLOSURE 4U HOLDING UP TO (12) FIBER CASSETTE MODULES OR ADAPTER PANELS COLOR: BLACK		$507.70

		1	LABOR	LABOR TO INSTALL ALL THE ABOVE MATERIALS, INCLUDING THE FOLLOWING: *COPPER & FIBER OPTIC PATCH PANELS, *COPPER & FIBER OPTIC TRUNK CABLES, *DRESS OUT, LABEL & TEST ALL COPPER AND FIBER TRUNK CABLES		$4,900.00

CMS	0904073-IN	44	03-700345192-N	4621SW IP PHONE GRAY		$9,680.00	3 HATLEY ROAD BELFAST, ME 04915

DYNTEK	N15207	1	MIMOSA	CAPEX PROJECT W05-108-2009 EMAIL ARCHIVING		$64,930.00	311 ARSENAL STREET WATERTOWN, MA 02472

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-009
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
MORE DIRECT	1786549	25	473520105C	9-CELL/85-WHR PRIMARY BATTERY		$3,975.00	311 ARSENAL STREET WATERTOWN, MA 02472

		5	473520105D	E/MONITOR CRT MONITOR ST		$345.00
		20	474446087	90W AC ADAPTER		$1,080.00
MORE DIRECT	1719078	10	39M5797	8GB 2X4GB DDR2 FB-DIMM P	S9203GMB, S9203GMX, S9203GPC, S9203GR4, S9203GRV, S9203GTY, S9203GV3, S9203GVN, S9203GVP, S9203GVW	$3,654.90	55 MIDDLESEX TPKE BEDFORD, MA 01730

		10	26K5777	73GB SAS 10K RPM NON-HS		$1,785.90
		4	8853G3U	BC HS21 QC X/2.50-12MB-2	1S8853G3U99ET192, 1S8853G3U99ET203, 1S8853G3U99ET208, 1S8853G3U99EV362	$7,570.64

		1	8853G3U	HS21 E5420 2 50G 128MB 2G	9EK244	$1,892.66
		5	44T1742	XEON E5420 QC LGA771 2.5	1S44T1742KQGVDBL, 1S44T1742KQGVDBM, 1S44T1742KQGVDBN, 1S44T1742KQGVDBX, MNBA-EVS-44T1742	$2,341.50

MORE DIRECT	1784884	15	470877081	E4300 2GB MEM 80GB HDD X	1324JJ1, 2124JJ1, 2224JJ1, 2Z14JJ1, 3024JJ1, 5424JJ1, 6Y14JJ1, 8Z14JJ1, 9224JJ1, 9X14JJ1, BZ14JJ1, C124JJ1, C324JJ1, D024JJ1, GY14JJ1	$22,663.05	311 ARSENAL STREET WATERTOWN, MA 02472

		30	473520105	DELL ULTRASHARP 2208FP, W		$6,210.00
		5	473520105B	160GB FREE FALL SENSOR H		$570.00
MORE DIRECT	1721158	1	88524YU	BLADECENTER H 14BAY 9USE	S99C5816	$3,338.10	55 MIDDLESEX TPKE BEDFORD, MA 01730
		1	31R3335	BLADE H 2900W AC PWR MOD		$832.46
		2	32R1860	NORTEL LAYER GBE SWTICH	1S32R1860KQHAPNH, 1S32R1860KQHAPNL	$3,461.10
		2	25R5785	BLADECENTER H TRIPLE 320		$138.76
		28	39M5797	8GB 2X4GB DDR2 FB-DIMM P	S920335T, S92033AW, S92033BL, S92033BN, S92033BW, S92033CB, S92033CH, S92033FH, S92033K7, S92033KF, S92033KG, S9203644, S920364A, S920366G, S9203GKG, S9203GL0, S9203GLP, S9203GLX, S9203GM2, S9203GPZ, S9203GRR, S9203GRT, S9203GT4, S9203GT8, S9203GVF, S9203L66, S9203L7W, S9203L8K	$10,233.72

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-009
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		4	26K5777	73GB SAS 10K RPM NON-HS		$714.36
		14	8853G3U	BC HS21 QC X/2.50-12MB-2	1S8853G3U99EN481, 1S8853G3U99EN487, 1S8853G3U99EN490, 1S8853G3U99EN499, 1S8853G3U99EN500, 1S8853G3U99EN501, 1S8853G3U99EN505, 1S8853G3U99EN507, 1S8853G3U99EN510, 1S8853G3U99EP896, 1S8853G3U99EP915, 1S8853G3U99EP920, 1S8853G3U99EP922, 1S8853G3U99EP954	$26,497.24

		14	43W11XX	QC INTEL XEON E5420 X/2.	1S44T1742KQDWCPR, 1S44T1742KQDWCPV, 1S44T1742KQDWCPW, 1S44T1742KQDWCRA, 1S44T1742KQFHYWZ, 1S44T1742KQFMYDV	$8,287.28

					1S44T1742KQFHCRG, 1S44T1742KQFPYVC, 1S44T1742KQFPYVD

					1S44T1742KQGVDBH, 1S44T1742KQGVDBP, 1S44T1742KQGVDCV, 1S44T1742KQGVDCW, 1S44T1742KQGVDCX
BH PHOTO	257267450	1	LADRD2Q/108900	LACIE D2 DESK RACK (NEW) / REG		$49.95	311 ARSENAL STREET WATERTOWN, MA 02472

		2	DAMDV50/MDV50	DATRAX MDV-50 WALL MT, CASE F/50 MINI DV TAPE/REG		$29.90

		1	SONPF970/NPF970	SONY NP-F970 LITHIUM ION BATT (6600 MAH) / REG		$99.95

		1	SOHVRZ5U/ HVRZ5U	SONY HVR-Z5U HDV 1080P/24P CAMCORDER/ REG		$4,049.00

POST ASSOCIATES	42093	3	NONE-STOCK COMPUTER FU	CLEARVUE PER DRAWING R08234.3346CV2- 5 X10 ON RISER R08234.3346RV3- RISER 48"L X 14"D X 12"T		$6,087.78	3 HATLEY ROAD BELFAST, ME 04915

						$1,563,171.11

Leaseline Schedule No. LL-009 dated April 1, 2009

Lessee:	ATMENAHEALTH, INC.	Lessor:	MACQUARIE EQUIPMENT FINANCE, LLC
Street Address:	311 Arsenal Street	Street Address:	2285 Franklin Road, Suite 100
City/State/Zip:	Watertown, MA 02472	City/State/Zip:	Bloomfield Hills, MI 48302
This Schedule incorporates the Master Equipment Lease Agreement dated June 1, 2007 between Lessee and Lessor. This is a Leaseline Schedule to which the terms and conditions of the Leaseline Rider apply.

Acquisition	Leaseline
Period	Maximum	Lease Rate Factors	Lessor’s Basis	Rental Payment

Hardware: 0.02872 Software: 0.03085*

From April 1, 2009 through June 30, 2009	$1,000,000.00	The Hardware Lease Rate Factor applies only to Tier 1 Manufacturers’ and Approved Manufacturers’ Current (n) Technology System Components. The Software Lease Rate Factor applies to all other items.
		* See Special Term No. 2 below.	The aggregate for all items of Lessor’s actual cost of the item.	The aggregate for all items of each item’s Lessor’s Basis multiplied by its Lease Rate Factor.

Due Dates: Rental Payments are due in arrears on the last day of each Rental Period.	Base Term: 36 months.

Rental Period: Each calendar month during the Term.	Base Term Commencement Date July 1, 2009

Billing Address (if different from Lessee’s address stated above)

Special Terms:
1.	In any exercise of the purchase option provided for in Section 6(a) of the Master Equipment Lease Agreement, the purchase price (exclusive of Taxes) shall be limited to 10.75% of Lessor’s Basis.

2.	The Maximum Soft Cost Percentage shall be 35%. Lessee acknowledges and agrees that if the Soft Costs on this Schedule exceed 25% of the Lessor’s Basis, the excess Soft Costs will be subject to a lease rate factor of 0.03098, however, in no event, shall the total Soft Costs exceed the Maximum Soft Cost Percentage.

3.	As used in this Schedule, the “Approved Manufacturers” shall also include Lenovo, Opex, Kodak, Canon, Pitney Bowes and Ricoh.

4.	In addition to the Rental Payments to be paid under this Lease for the Base Term, but in lieu of Rental Payments, if any, to be paid under this Lease for any periods before the Base Term Commencement Date, Lessee pay Lessor a minimum amount equal to 1/30th of the total Rental Payment multiplied by 45 days, provided for herein.

5.	If Lessor is to be acquiring any of the Equipment from Lessee, Lessee shall identify the Equipment as such in the Acceptance Certificate, and Lessor’s obligations under this Lease with respect thereto shall be contingent on the execution by Lessee of documentation satisfactory to Lessor providing for the conveyance of the Equipment to Lessor (such as a Bill of Sale or other documentation requested by Lessor transferring such Equipment to Lessor) and receipt by Lessor of such other documentation as it may request, including, without limitation, vendor invoices, cancelled checks, bills of sale, and other documentation describing such Equipment and the prices paid therefor by Lessee and/or evidencing Lessee’s title thereto.

The “Tier 1 Manufacturers” are IBM. Compaq, Hewlett-Packard, Dell, and Toshiba. The “Approved Manufacturers” are the Tier 1 Manufacturers and the manufacturers of such products as Lessor may, in its sole discretion, approve in writing as qualifying for the Hardware Lease Rate Factor specified in the Leaseline Schedule. “Current (n) Technology Products” are the latest technological offerings of the Tier 1 manufacturers and the Approved Manufacturers. “System Components” are processors (including all internal features such as memory, modems, disk drives, and sound and video cards), display terminals, printers and other external hardware required for the operation of a system.

Each party acknowledges its receipt and review of this Schedule and that none of its provisions are missing or illegible. The terms of this Schedule may be different from other Schedules incorporating the Agreement. The page numbering of this Schedule may be exclusive of exhibits, if any. If this Schedule was transmitted to Lessee for signature in electronic format, Lessee represents and warrants that the text originally transmitted has not been altered in any way. Lessor’s acceptance of this Schedule is based on its reliance on, and specifically conditioned by, the truth of this representation and warranty. This Schedule and the Agreement constitute the entire agreement of the parties relating to the leasing of the Equipment.

ATHENAHEALTH, INC. (Lessee)		MACQUARIE EQUIPMENT FINANCE, LLC (Lessor)

By:	/s/ Carl Byers	By:	/s/ Carie L. Kerns
Name/Title:	Carl Byers/CFO	Name/Title:	Carie L. Kerns
Date:	4/21/09	Date:	AVP - Contracts 4/23/09

MASTER EQUIPMENT LEASE AGREEMENT STIPULATED LOSS VALUES

LESSEE:	ATHENAHEALTH, INC.	LESSOR:	MACQUARIE EQUIPMENT FINANCE, LLC
Street Address:	311 Arsenal Street	Address:	2285 Franklin Road, Suite 100
Bloomfield Hills, MI 48302
City/State/Zip:	Watertown, MA 02472	Lease Number:	Schedule Number: LL-009
The Stipulated Loss Value of the Equipment on the above referenced Master Equipment Lease Agreement Schedule shall be determined by multiplying the applicable Stipulated Loss Value Percentage (stated below) as of the due date of the last Rental Payment due immediately prior to the date of the Loss or the Event of Default, as applicable, by the Stipulated Loss Value Amount.

	Stipulated Loss		Stipulated Loss
Rental Period	Value Percentage	Rental Period	Value Percentage
1	107.75%	19	61.74%
2	105.27%	20	59.12%
3	102.77%	21	56.48%
4	100.27%	22	53.83%
5	97.75%	23	51.17%
6	95.23%	24	48.50%
7	92.69%	25	46.00%
8	90.14%	26	43.48%
9	87.59%	27	40.95%
10	85.02%	28	38.41%
11	82.44%	29	35.87%
12	79.85%	30	33.31%
13	77.28%	31	30.75%
14	74.72%	32	28.17%
15	72.14%	33	25.59%
16	69.56%	34	22.99%
17	66.96%	35	20.39%
18	64.36%	36	17.77%

/s/ CB	/s/ CLK

Lessee Initials	Lessor Initials

ORIGINAL

Leaseline Summary
dated September 14, 2009
for Leaseline Schedule No. LL-010

Lessee:	ATHENAHEALTH, INC.	Lessor:	MACQUARIE EQUIPMENT FINANCE, LLC
Street Address:	311 Arsenal Street	Street Address:	2285 Franklin Road, Suite 100
City/State/Zip:	Watertown, MA 02472	City/State/Zip:	Bloomfield Hills, MI 48302
Leaseline Summary to the above-referenced Leaseline Schedule incorporating the Master Equipment Lease Agreement dated June 1, 2007, between Lessee and Lessor. Capitalized terms used in this Leaseline Summary without definition are defined in the Leaseline Schedule.
1. The Lessor’s Basis and Rental Payment for the Equipment is summarized as follows:

	Lessor’s	Lease Rate	Rental
	Basis	Factor	Payment
Hardware:	$752,273.29	0.02872	$21,605.29
Softcosts Greater than 25%:	$270,257.83	0.03085	$8,337.45
Softcosts Less than 25%:	$250,757.76	0.02872	$7,201.76

Total:	$1,273,288.88		$37,144.50
2. The Equipment is summarized by reference on Exhibit A attached hereto and incorporated herein.
3. Special Term No. 2 shall be deleted and replaced with the following: The Maximum Soft Cost Percentage shall be 42%. Lessee acknowledges and agrees that if the Soft Costs on this Schedule exceed 25% of the Lessor’s Basis, the excess Soft Costs will be subject to a lease rate factor of 0.03085, however, in no event, shall the total Soft Costs exceed the Maximum Soft Cost Percentage.
Each party acknowledges its receipt and review of this Leaseline Summary and that none of its provisions are missing or illegible. The page numbering of this Leaseline Summary may be exclusive of exhibits, if any. If this Leaseline Summary was transmitted to Lessee for signature in electronic format, Lessee represents and warrants that the text originally transmitted has not been altered in any way. Lessor’s acceptance of this Leaseline Summary is based on its reliance on, and specifically conditioned by, the truth of this representation and warranty. When executed by Lessee and Lessor, this Leaseline Summary amends the Leaseline Schedule. Except as provided in this Leaseline Summary, the terms and conditions of the Leaseline Schedule remain the same.

ATHENAHEALTH, INC. (Lessee)		MACQUARIE EQUIPMENT FINANCE, LLC (Lessor)

By:	/s/ Carl Byers	By:	/s/ Wendell Lochbiler
Name/Title: Date:	Carl Byers/CFO [ILLEGIBLE]	Name/Title:	Wendell Lochbiler Vice President - Contracts
		Date:	[ILLEGIBLE]

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-010
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO		PRICE	EQUIPMENT LOCATION
AES	20093-31	1		COMPUTER ROOM HVAC UNIT REPAIR			$3,215.09	3 HATLEY ROAD
								BELFAST, ME 04915

BOWE BELL	9800002857	1	A581839/01712A	BBH4000 WITH JV			$188,000.00	3 HATLEY ROAD
								BELFAST, ME 04915
		1	D0093622	JETVISION SMA			$3,000.00
		1	DEPOSIT	LESS DEPOSIT		-	$66,850.00

CDW	NVP0618	4	03140	CTG 1FT COMPUTER POWER EXT CORD			$12.00	311 ARSENAL STREET
								WATERTOWN, MA 02472
		10	27194	CTG 14FT CAT6 SNAGLESS PATCH M YELLOW			$70.00
		10	27164	CTG 14FT CAT6 SNAGLESS PATCH M WHITE			$70.00

CDW	NVH7501	60	27192	CTG 7FT CAT6 SNAGLESS PATCH M YELLOW			$240.00	311 ARSENAL STREET
								WATERTOWN, MA 02472
		1	03140	CTG 1FT COMPUTER POWER EXT CORD			$3.00

CDW	NVT3526	51	27161	CTG 3FT CAT6 SNAGLESS PATCH M WHITE			$255.00	311 ARSENAL STREET
								WATERTOWN, MA 02472
		56	27191	CTG 3FT CAT6 SNAGLESS PATCH M YELLOW			$280.00
		28	27171	CTG 3FT CAT6 SNAGLESS PATCH M GREEN			$140.00
		49	03140	CTG 1FT COMPUTER POWER EXT CORD			$147.03

CMS COMMUNICATIONS	0905148-IN	2	03-700383409-N	9630 IP PHONE GRAY			$534.00	311 ARSENAL STREET
								WATERTOWN, MA 02472
		2	03-NONINV	BLUE FACEPLATES			$0.00

KESLE SYSTEMS	266909	24	2450007-00	RIGHTFAX CHANNEL UPGRADES			$21,480.00	311 ARSENAL STREET
								WATERTOWN, MA 02472
		1	2670007-00	BROOKTROUT SR-140-24F CHANNEL FOIP			$13,650.03
		1	DISCOUNT	LESS DISCOUNT		-	$1,500.00

MORE DIRECT	1810876	1	W45695618	MAC PRO SING 2.66 QC COR			$2,697.56	311 ARSENAL STREET
								WATERTOWN, MA 02472
		1	MB382LL/A	24IN LCD LED CINEMA DISP	S2A9092SROKO		$843.50

ADTECH	198097	1	01-8FUSION-NM	REVO LABS FUSION 8 MICROPHONE SYSTEM			$4,564.00	311 ARSENAL STREET
								WATERTOWN, MA 02472
		1	01-EXEMIC-BLK11	REVO LABS SOLO LAPEL MICROPHONE			$175.00
		7	05-TBLMIC-OM-11	REVO LABS SOLO TABLETOP BOUNDARY			$1,225.00
				MICROPHONE
		1	07-TTDIAL-01	REVO LABS SOLO TABLETOP DIALER			$395.00

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-010
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO		PRICE	EQUIPMENT LOCATION
		1	CABLE	INSTALLATION CABLES & CONNECTORS			$53.00
		1	DESIGN	ADTECH DESIGN & ENGINEERING			$250.00
		1	PROGRAM	ADTECH CONTROL SYSTEM PROGRAMMING			$375.00
		1	LABOR	INSTALLATION LABOR			$330.00
		1	PM	PROJECT MANAGEMENT			$110.00
		1	GENADM	GENERAL ADMISSION			$75.00

AMERICAN ALARM	35127	1		COMMERCIAL ADD-ON			$13,758.00	311 ARSENAL STREET
								WATERTOWN, MA 02472
		1	DEPOSIT	LESS DEPOSIT		-	$6,800.00

CAROUSEL INDUSTRIES	462628	1	185446	AVAYA COMMUNICATIONS SOLUTION			$0.00	311 ARSENAL STREET
								WATERTOWN, MA 02472
		1	185840	CM MODEL ADDITIONS			$0.00
		51	196664	CMEE R4 51-100 NEW LIC			$11,424.00
		1	00043	SOFTWARE ACTIVATION CHARGE			$285.00

CDW	PGR6547	10	39Y9566	IBM RSA-II SLIMLINE ADAPTER			$3,340.00	311 ARSENAL STREET
								WATERTOWN, MA 02472
		6	29853	C2G 25FT HOOK AND LOOP CBL WRAP			$42.00
		25	F2F402LL-02M	BELKIN 2M FIB OPTIC CAB LC/LC			$750.00

DELL	XD7KDR6M2	2	A1998754	1GB SINGLE PORT ISCSI HBAPCIE	GS40906A37754, GS40906A37975		$1,276.00	311 ARSENAL STREET
								WATERTOWN, MA 02472

DELL	XD7CK1878	8	A2415129	VPP A-VI3 ENTERPRISE 2 PROC LICENSE FOR			$38,360.00	311 ARSENAL STREET
				VMWARE, INFRASTRUCTURE 3-2 PROCESSORS				WATERTOWN, MA 02472
		8	A0688683	VI3 ENTERPRISE-1 YR PLATINUM SN S-24X7			$10,760.00
				SUPPORT AND SUBSCRIPTION

FACTORY EXPRESS	0098123	2	E-STACK2000	CHALLENGE HANDY CART PAPER CAR			$940.00	3 HATLEY ROAD
								BELFAST, ME 04915

GMC SOFTWARE	STDINV0000747	1	postoutput	POSTSCRIPT OUTPUT PROTOCOL FOR TEST ENVIR			$3,850.00	311 ARSENAL STREET
								WATERTOWN, MA 02472
		1	NETSRVR	PRODUCTION FORMATTER LICENSE-PRINTNET T-FOR TEST ENVIRONMENT			$9,450.00
		1	PRINTNETPA	PRINTNET PA PROCESS AUTOMATION SERVER-FOR TEST ENVIRONMENT			$17,238.00
		1	DISCSW	SPECIAL DISCOUNT		-	$5,538.00

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-010
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
KESLE SYSTEMS	266988	1		RIGHTFAX INTEGRATION MODULE		$4,748.00	311 ARSENAL STREET
							WATERTOWN, MA 02472
		1		RIGHTFAX XML GENERATOR MODULE		$597.00
		1		RIGHTFAX PDF MODULE		$948.00
		1		RIGHTFAX WEB ACCESS MODULE		$998.00
		1		RIGHTFAX INCREMENTAL SUPPORT		$1,937.00
		1		KESLE SYSTEMS PROFESSIONAL SUPPORT		$5,000.00

LODESTAR SOLUTIONS	3005	1		IBM COGNOS CONTRIBUTOR WITH EXCEL ADDIN		$21,000.00	311 ARSENAL STREET
				CAPABILITIES (10 ADDITIONAL USERS)			WATERTOWN, MA 02472
		1		LODESTAR CLIENT 10% DISCOUNT		$-2,100.00

MEDICOMP SYSTEMS				LICENSE AGREEMENT FOR MEDCIN DATA FILES,		$190,000.00	311 ARSENAL STREET
				SOFTWARE COMPONENTS AND APPLICATION			WATERTOWN, MA 02472
				DEVELOPMENT TOOLS

MORE DIRECT	1807971	900	14055999	REW SMP 11.0.2-RNW BAS 1		$16,560.00	311 ARSENAL STREET
							WATERTOWN, MA 02472
		150	13909743	REW SMP 110.2 BDL-LIC S		$5,965.50

MORE DIRECT	1802776	50	54026197AS	ACROBAT 9 UE WIN AOO CLP		$11,045.00	311 ARSENAL STREET
							WATERTOWN, MA 02472
		150	09946082A9	ACROBAT ALL UE MLP PPM 2		$8,362.50
		33	54026356AS	ACROBAT PROFESSIONAL 9 U		$10,899.90
		50	09946158A9	ACROBAT PROFESSIONAL ALL		$4,197.00
		100	54026280AS	ACROBAT 9 UE WIN UAOO ST		$7,717.00
		17	54026691AS	ACROBAT PROFESSIONAL 9 U		$2,083.69

MORE DIRECT	1809930	1	480353591	E6400 4GB MEM 64GB ULTRA	8SQFTJ1	$1,717.41	311 ARSENAL STREET
							WATERTOWN, MA 02472
		40	481149660	DELL ULTRASHARP 2208FP, W		$8,280.00
		5	484170186	E6400 3GB MEM 80GB HDD X	63C8QJ1, 7YC8QJ1, 93C8QJ1, C7C8QJ1, D3C8QJ1	$6,441.65

		5	484257346	E4300 3GB MEM 80GB HDD X	91RHTJ1, C1RHTJ1, D1RHTJ1, G1RHTJ1, J1RHTJ1	$7,704.35

		10	CSP-470877239	MD E6400 3GB MEM 80GB HD	2W0HGJ1, 3W0HGJ1, 9W0HGJ1, 6V0HGJ1,	$12,883.30
					6W0HGJ1, 9W0GHJ1, DT0HGJ1, FW0HGJ1,
					GT0HGJ1, HW0HGJ1

		5	CSP-470877337	MD E6500 3GB MEM 80GB HD	89MYGJ1, 99MYGJ1, D9MYGJ1, F9MYGJ1,	$6,606.55
					J9MYGJ1

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-010
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		10	CSP-470877081	MD E4300 2GB MEM 80GB HD	1CD4JJ1, 2BD4JJ1, 3BD4JJ1, 5BD4JJ1, 7BC4JJ1,	$15,108.70
					9BD4JJ1, CBD4JJ1, FBD4JJ1, HSD4JJ1, J9D4JJ1

MORE DIRECT	1809016	5	31341	5FT CAT6 PATCH CABLE BLU		$18.70	3 HATLEY ROAD
							BELFAST, ME 04915
		5	31341	5FT CAT6 PATCH CABLE BLU		$18.70
		40	31341	5FT CAT6 PATCH CABLE BLU		$149.60
		10	484168179	OPTI 760 2GB MEM 80GB HD	1YWGTJ1, 8XWGTJ1, 9XWGTJ1, BXWGTJ1,	$7,571.00
					CXWGTJ1, DXWGTJ1, FXWGTJ1, GXWGTJ1,
					HXWGTJ1, JXWGTJ1

		5	484170186	E6400 2GB MEM 80GB HDD X	33C8QJ1, 34C8QJ1, 84C8QJ1, B4C8QJ1, D4C8QJ1	$6,441.65

		16	484167965	OPTI 760 2GB MEM 80GB HD	1BLFTJ1, 2BLFTJ1, 3BIFTJ1, 46LFTJ1, 5BLFTJ1,	$14,631.20
					6BLFTJ1, 7BLFTJ1, 8BLFTJ1, 9BLFTJ1, BBLFTJ1,
					CBLFTJ1, D9LFTJ1, F9LFTJ1, G9LFTJ1, HSLFTJ1,
					J9LFTJ1

		16	484167965	OPTI 760 2GB MEM 80GB HD	19LFTJ1, 29LFTJ1, 39LFTJ1, 49LFTJ1, 59LFTJ1,	$14,631.20
					69LFTJ1, 78LFTJ1, 88LFTJ1, 98LFTJ1, B8LFTJ1,
					C8LFTJ1, D8LFTJ1, F8LFTJ1, G8LFTJ1, H8LFTJ1,
					J8LFTJ1

		14	484167965	OPTI 760 2GB MEM 80GB HD	12FHTJ1, 22FHTJ1, 32FHTJ1, 42FHTJ1, 52FHTJ1,	$12,802.30
					81FHTJ1, 91FHTJ1, B1FHTJ1, C1FHTJ1, D1FHTJ1,
					F1FHTJ1, G1FHTJ1, H1FHTJ1, J1FHTJ1

		14	484167965	OPTI 760 2GB MEM 80GB HD	1PGHTJ1, 2PGHTJ1, 3PGHTJ1, 4PGHTJ1,	$12,802.30
					5PGHTJ1, 6PGHTJ1, 7PGHTJ1, 8PGHTJ1,
					9PGHTJ1, DNGHTJ1, FNGHTJ1, GNGHTJ1,
					HHGHTJ1, JNGHTJ1
WISE	4341			ROOM CONVERSION PROJECT		$67,138.00	311 ARSENAL STREET
							WATERTOWN, MA 02472

ADAPTIVE COMMUNICATIONS	AC-20090468	1	7G4202-72	DFE (DISTRIBUTED FORWARDING ENGINE)	S09055401635J	$12,647.25	55 MIDDLESEX TURNPIKE
				PLATINUM 72 PORTS 10/100/1000 BASE-TX RJ45			BEDFORD, MA 01730

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-010
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
ADAPTIVE COMMUNICATIONS	AC-20090457	1	N3-SYSTEM-R	MATRIX N3 SYSTEM BUNDLE INCLUDING CHASSIS, FAN TRAY AND REDUNDANT POWER SUPPLY		$3,847.25	3 HATLEY ROAD BELFAST, ME 04815

		2	7G4282-49	DISTRIBUTED FORWARDING ENGINE (PLATINUM) WITH 48	09215346635H, 09215345635H	$20,894.50
				10/100/1000 BASE-TX PORTS VIA RJ45 AND 1 NETWORK
				EXPANSION MODULE (NEW) SLOT

		2	7G-6MGBIC-B	NETWORK EXPANSION MODULE (NEM) WITH 6 1000BASE-X PORTS	08375262635A, 08375264635A	$3,844.50
				VIA MINI-GBIC W/100FX MGBIC SUPPORT

		1	ES-SN-S13	SUPPORTNET		$2,172.92

ADAPTIVE COMMUNICATIONS	AC-20090143	1	N5-SYSTEM-R	MATRIX N5 SYSTEM BUNDLE INCLUDING CHASSIS,		$4,253.15	311 ARSENAL STREET
				FAN TRAY AND TWO CHASSIS POWER SUPPLIES			WATERTOWN, MA 02472
		4	N-POE-1200W	MATRIX POE 1200W WATT AC POWER SUPPLY	S08445301095, S08445382095, S08445365095,	$1,776.00
					S08465439095
		5	7G4205-72	DISTRIBUTED FORWARDING ENGINE (PLATINUM) WITH 72		$51,790.75
				10/100/1000BASE-TX POE PORTS VIA RJ45 (POE SUPPORTED IN
				THE MS ONLY)

BROADLEAF SERVICES	7395	1		RIVERBED STEELHEAD APPLIANCE 1050-L W/6MBPS	C48HT00068733	$13.995.00	311 ARSENAL STREET
				WAN SUPPORT, 100 KGB DATA STORE, AND 800 TCP CONNECTIONS			WATERTOWN, MA 02472

		1		RIVERBED: STEELHEAD MOBILE CONTROLLER WITH 30 CONCURRENT	D32UR00068D31	$12,995.00
				USERS

		1	DISCOUNT	DISCOUNT		$-6,748.00

BROADLEAF SERVICES	7452	1		DELL EQUALLOGIC PS65000E, COST EFFICIENT, HIGH CAPACITY,		$58,200.00	311 ARSENAL STREET
				24TB CAPACITY, 48 X500GB, 7,2K SATA, DUAL CONTROLLER,			WATERTOWN, MA 02472
				ONE YEAR 4 HOUR MISSION CRITICAL 7X24 SUPPORT

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-010
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
BROADLEAF SERVICES	7391	2		DELL EQUALLOGIC PS5000XV, HIGH		$74,400.00	311 ARSENAL STREET
				PERFORMANCE, 15K SAS DRIVES, 7.2TB CAPACITY,			WATERTOWN, MA 02472
				16X450GB, DUAL CONTROLLER, ONE YEAR
				EQUALLOGIC COMPLETE CARE PLUS, SAME DAY 4
				HOUR RESPONSE

CAROUSEL INDUSTRIES	481892	1	224272	C-LAN INTF CP TN799DP-NON GSA	09WZ08300490	$875.00	55 MIDDLESEX TURNPIKE
							BEDFORD, MA 01730
		1	216960	S8510 SERVER 4GB RAM	S09AN07300054	$3,990.00
		2	405362641	PWR CORD USA		$12.60
		1	700451172	USB MODEM MT9234ZBA V.92 56K	S13650836	$175.00
		1	700470248	SES5.1.2 SFTW CD NEW SYS		$70.00
		1	700464332	SES5.1.1 SFTW CD UPG		$70.00

CAROUSEL INDUSTRIES	481890	1	224274	IP 320 MEDIA RESOURCE TN2602AP NON GSA-NEW	08WZ50500906	$14,000.00	311 ARSENAL STREET
							WATERTOWN MA 02472

CDW	NGQ0704	50	37370	CABLES 1M LC/LC 50/125 MM PATCH GRN		$1,000.00	311 ARSENAL STREET
							WATERTOWN, MA 02472

CDW	NGW0922	48	37371	CABLES 2M LC/LC 50/125 MM PATCH GRN		$1,104.00	311 ARSENAL STREET
							WATERTOWN MA 02472

DAYMARK SOLUTIONS	1009656	1	BRC-53002-644	BROCADE 80 PORT SWITCH INCLUDES (1) 80 PORT SWITCHES WITH 64-4GB SFP’S, RACKMOUNT KIT	SAAD06019738, AHX0614E018	$43,526.00	3 HATLEY ROAD BELFAST, ME 04915

		1	X800E-R6-C	1 YEAR 7X24X4 ONSITE SUPPORT		$2,860.00

DELL	XD84PWF83	2	224-4848	POWEREDGE R610 WITH CHASSIS FOR UP TO SIX	98189K1, 38189K1	$7,319.86	55 MIDDLESEX TURNPIKE
				2.5 INCH HARD DRIVES			BEDFORD, MA 01730

		2	341-8715	146GB 10K RPM SERIAL-ATTACH SCSI 2.5” HOT		$234.86
				PLUG HARD DRIVE

		2	341-8715	146GB 10K RPM SERIAL-ATTACH SCSI 2.5” HOT		$234.86
				PLUG HARD DRIVE

DELL	XD85MNWW2	4	224-4848	POWEREDGE R610 WITH CHASSIS FOR UP TO SIX	41S99K1, 71S99K1, 61S99K1, 51S99K1	$12,002.44	3 HATLEY ROAD
				2.5 INCH HARD DRIVES			BELFAST, ME 04915

		4	341-8715	146GB 10K RPM SERIAL-ATTACH SCSI 2.5” HOT		$563.68
				PLUG HARD DRIVE

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-010
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
		4	341-8715	146GB 10K RPM SERIAL-ATTACH SCSI 2.5” HOT PLUG HARD DRIVE		$563.68

DELL	XD75XK4C9	2	224-4845	POWEREDGE R710 WITH CHASSIS FOR UP TO EIGHT 2.5 INCH HARD DRIVES	9G6PTJ1, 8G6PTJ1	$11,926.90	311 ARSENAL STREET WATERTOWN MA 02472
		2	341-8714	73GB 15K RPM SERIAL ATTACH SCSI 2.5” HOT PLUG HARD DRIVE		$362.18
		2	341-8714	73GB 15K RPM SERIAL ATTACH SCSI 2.5” HOT PLUG HARD DRIVE		$362.18
		2	341-8714	73GB 15K RPM SERIAL ATTACH SCSI 2.5” HOT PLUG HARD DRIVE		$362.18
		2	341-8714	73GB 15K RPM SERIAL ATTACH SCSI 2.5” HOT PLUG HARD DRIVE		$362.18

DELL	XD85K59T2	3	224-4848	POWEREDGE R610 WITH CHASSIS FOR UP TO SIX 2.5 INCH HARD DRIVES	11S99K1, 31S99K1, 21S99K1	$12,232.92	311 ARSENAL STREET WATERTOWN, MA 02472
		3	341-8715	146GB 10K RPM SERIAL-ATTACH SCSI 2.5” HOT PLUG HARD DRIVE		$358.50
		3	341-8715	146GB 10K RPM SERIAL-ATTACH SCSI 2.5” HOT PLUG HARD DRIVE		$358.50
		3	341-9093	Qlogic 246D 4GB Optical Fiber Channel HBA, PCI - E Card		$934.02
		3	341-9093	Qlogic 246D 4GB Optical Fiber Channel HBA, PCI - E Card		$934.02

DELL	XD85TNJ73	3	224-4848	POWEREDGE R610 WITH CHASSIS FOR UP TO SIX 2.5 INCH HARD DRIVES	BG189K1, 9H189K1, 4H189K1	$12,232.92	55 MIDDLESEX TURNPIKE BEDFORD, MA 01730
		3	341-8715	146GB 10K RPM SERIAL-ATTACH SCSI 2.5” HOT PLUG HARD DRIVE		$358.50
		3	341-8715	146GB 10K RPM SERIAL-ATTACH SCSI 2.5” HOT PLUG HARD DRIVE		$358.50
		3	341-9093	Qlogic 246D 4GB Optical Fiber Channel HBA, PCI - E Card		$934.02
		3	341-9093	Qlogic 246D 4GB Optical Fiber Channel HBA, PCI - E Card		$934.02

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-010
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
DELL	XD7F4DNP7	2	223-4229	POWEREDGE R900, 2X QUAD CORE X7350 XEON,	4M1G4K1, 3M1G4K1	$34,613.78	311 ARSENAL STREET
				2.93GHZ, 8M CACHE 130W, 1066MZ FSB			WATERTOWN, MA 02472

IMAGING BUSINESS MACHINES, LLC	JBRY-7LCT3V-1	1	853-00032	FIELD INSTALL IT3, ENVELOPE DETECTION		$3,504.50	3 HATLEY ROAD
				W/DOCNETICS (25% WITH CONTRACT OR ORDER)			BELFAST, ME 04915

IMAGING BUSINESS MACHINES, LLC	JBRY-7LCT7R-1	2	800-00062	OPTION, IT3 ENVELOPE DETECTION W/BARCODE		$7,009.00	311 ARSENAL STREET
				RECOGNITION (25% WITH CONTRACT OR ORDER)			WATERTOWN, MA 02472

MORE DIRECT	1831151	5	CSP-470877239	MD E6400 3GB MEM 80GB HD	19SYHJ1, 8JTYHJ1, C1SYHJ1, FBSYHJ1, J8SYHJ1	$6,441.65	311 ARSENAL STREET
							WATERTOWN, MA 02472

MORE DIRECT	1831235	5	CSP-470877239	MD E6400 3GB MEM 80GB HD	18SYHJ1, B9SYHJ1, D2SYHJ1, GBSYHJ1, H2SYHJ1	$6,441.65	3 HATLEY ROAD
							BELFAST, ME 04915

MORE DIRECT	1853988	20	492225234	DELL 22 INCH 2209WA FLAT PANEL MONITOR,		$3,740.00	311 ARSENAL STREET
				OPTIPLEX, PRECISION LATITUDE			WATERTOWN, MA 02472
		10	491366921	DELL LATITUDE E4300 DUO SP9300 2.26GHZ 3GB 64GB	1K1NJK1, 2K1NJK1, 3K1NJK1, 4K1NJK1, 5K1NJK1,	$15,908.70
				SSD DVDRW WLAN 1510 XPP 6-CELL 3YR 7X24 E-PORT	6K1NJK1, 7K1NJK1, 8K1NJK1, 9K1NJK1, BK1NJK1
				AND CASE

MORE DIRECT	1845759	15	491372090	LATITUDE E6400 14.1 INCH	1FGZ9K1, 1MGZ9K1, 2GGZ9K1, 3FGZ9K1, 3GGZ9K1,	$20,073.30	311 ARSENAL STREET
					3MGZ9K1, 4MGZ9K1, 5GGZ9K1, 6FGZ9K1,		WATERTOWN, MA 02472
					7MGZ9K1, BHGZ9K1, CMGZ9K1, DMGZ9K1, GMGZ9K1, JFGZ9K1
		20	CSP-489304626	MD DELL ULTRASHARP 2208F		$4,140.00
		5	CSP-470877337	MD E6500 3GB MEM 80GB HD	69MYGJ1, B9MYGJ1, C9MYGJ1, G9MYGJ1, H9MYGJ1	$6,606.55

NETWORK HARDWARE RESALE	260931	1	CSS11503-AC	CISCO 11503 CONTENT SERVICES SWITCH INCLUDING	JAB0822L02K	$4,795.00	3 HATLEY ROAD
				SCM WITH 2 GIGABIT ETHERNET PORTS, HARD DISK,			BELFAST, ME 04915
				AND INTEGRATED AC POWER SUPPLY, INTEGRATED FAN,
				AND INTEGRATED SWITCH MODULE (REQUIRES SFP
				GBICS)
		1	ASA5520-BUN-K9	ASA 5520 APPLIANCE WITH SW, HA, 4GE+1FE, 3DES/AES	JMX1252L07H	$3,995.00
		2	GLC-T	1000BASE-T SFP		$250.00

EXHIBIT A
TO LEASELINE SUMMARY
TO LEASELINE SCHEDULE NO. LL-010
ATHENAHEALTH, INC.

VENDOR	INVOICE NO	QTY	ITEM NO	DESCRIPTION	SERIAL NO	PRICE	EQUIPMENT LOCATION
PROSOURCE PACKAGING, INC.	108477	1	17-PJ-100	STANDARD PJ-100 ELECTRIC AIR ASSIT PEDESTAL PAPER JOGGER		$2,558.99	3 HATLEY ROAD BELFAST, ME 04915
PROVANTAGE	5094178	1	MK1633-61B05	MS1633 FOCUS BT SCANNER US BATTERY/STAND/CHARGER KIT		$472.26	3 HATLEY ROAD
							BELFAST, ME 04915

		2	MK1690-61A38	MS1690 FOCUS IMAGER BLACK KIT USB HID CABLE FLEX STAND		$568.82

TRIBRIDGE	S-81520	4		MICROSOFT DYNAMICS GP-PROFESSIONAL USERS		$8,000.00	311 ARSENAL STREET
							WATERTOWN, MA 02472
		1		DYNAMICS GP ENHANCEMENT PLAN		$608.49

			TOTAL:			$1,273,288.88

ORIGINAL

Leaseline Schedule No. LL-010 dated July 1, 2009

Lessee:	ATHENAHEALTH, INC.	Lessor:	MACQUARIE EQUIPMENT FINANCE, LLC
Street Address:	311 Arsenal Street	Street Address:	2285 Franklin Road, Suite 100
City/State/Zip:	Watertown, MA 02472	City/State/Zip:	Bloomfield Hills, MI 48302
This Schedule incorporates the Master Equipment Lease Agreement dated June 1, 2007 between Lessee and Lessor. This is a Leaseline Schedule to which the terms and conditions of the Leaseline Rider apply.

Acquisition	Leaseline
Period	Maximum	Lease Rate Factors	Lessor’s Basis	Rental Payment

Hardware: 0.02872 Software: 0.03085*

From July 1, 2009 through September 30, 2009	$1,500,000.00	The Hardware Lease Rate Factor applies only to Tier 1 Manufacturers’ and Approved Manufacturers’ Current (n) Technology System Components. The Software Lease Rate Factor applies to all other items
		*See Special Term No. 2 below.	The aggregate for all items of Lessor’s actual cost of the item.	The aggregate for all items of each item’s Lessor’s Basis multiplied by its Lease Rate Factor.

Due Dates: Rental Payments are due in arrears on the last day of each Rental Period.	Base Term: 36 months.

Rental Period: Each calendar month during the Term.	Base Term Commencement Date: October 1, 2009

Billing Address (if different from Lessee’s address stated above):

Special Terms:
1.	In any exercise of the purchase option provided for in Section 6(a) of the Master Equipment Lease Agreement, the purchase price (exclusive of Taxes) shall be limited to 10.75% of Lessor’s Basis.

2.	The Maximum Soft Cost Percentage shall be 25%. Lessee acknowledges and agrees that if the Soft Costs on this Schedule exceed 25% of the Lessor’s Basis, the excess Soft Costs will be subject to a lease rate factor of 0.03098, however, in no event, shall the total Soft Costs exceed the Maximum Soft Cost Percentage.

3.	As used in this Schedule, the “Approved Manufacturers” shall also include Lenovo, Opex, Kodak, Canon, Pitney Bowes and Ricoh.

4.	In addition to the Rental Payments to be paid under this Lease for the Base Term, but in lieu of Rental Payments, if any, to be paid under this Lease for any periods before the Base Term Commencement Date, Lessee pay Lessor a minimum amount equal to 1/30th of the total Rental Payment multiplied by 45 days, provided for herein.

5.	If Lessor is to be acquiring any of the Equipment from Lessee, Lessee shall identify the Equipment as such in the Acceptance Certificate, and Lessor’s obligations under this Lease with respect thereto shall be contingent on the execution by Lessee of documentation satisfactory to Lessor providing for the conveyance of the Equipment to Lessor (such as a Bill of Sale or other documentation requested by Lessor transferring such Equipment to Lessor) and receipt by Lessor of such other documentation as it may request, including, without limitation, vendor invoices, cancelled checks, bills of sale, and other documentation describing such Equipment and the prices paid therefor by Lessee and/or evidencing Lessee’s title thereto.

The “Tier 1 Manufacturers” are IBM, Compaq, Hewlett-Packard, Dell, and Toshiba. The “Approved Manufacturers” are the Tier 1 Manufacturers and the manufacturers of such products as Lessor may, in its sole discretion, approve in writing as qualifying for the Hardware Lease Rate Factor specified in the Leaseline Schedule. “Current (n) Technology Products” are the latest technological offerings of the Tier 1 manufacturers and the Approved Manufacturers. “System Components” are processors (including all internal features such as memory, modems, disk drives, and sound and video cards), display terminals, printers and other external hardware required for the operation of a system.
Each party acknowledges its receipt and review of this Schedule and that none of its provisions are missing or illegible. The terms of this Schedule may be different from other Schedules incorporating the Agreement. The page numbering of this Schedule may be exclusive of exhibits, if any. If this Schedule was transmitted to Lessee for signature in electronic format, Lessee represents and warrants that the text originally transmitted has not been altered in any way. Lessor’s acceptance of this Schedule is based on its reliance on, and specifically conditioned by, the truth of this representation and warranty. This Schedule and the Agreement constitute the entire agreement of the parties relating to the leasing of the Equipment.

ATHENAHEALTH, INC. (Lessee)		MACQUARIE EQUIPMENT FINANCE, LLC (Lessor)

By:	/s/ Carl Byers	By:	/s/ Jennifer E. Gordon
Name/Title:	Carl Byers/CFO	Name/Title:	Jennifer E. Gordon
Date:	8/14/09	Date:	Contracts Manager [ILLEGIBLE]

MASTER EQUIPMENT LEASE AGREEMENT STIPULATED LOSS VALUES
LESSEE:	ATHENAHEALTH, INC.	LESSOR:	MACQUARIE EQUIPMENT FINANCE, LLC
Street Address:	311 Arsenal Street	Address:	2285 Franklin Road, Suite 100
Bloomfield Hills, MI 48302
City/State/Zip:	Watertown, MA 02472	Lease Number:	Schedule Number: LL-010
The Stipulated Loss Value of the Equipment on the above referenced Master Equipment Lease Agreement Schedule shall be determined by multiplying the applicable Stipulated Loss Value Percentage (stated below) as of the due date of the last Rental Payment due immediately prior to the date of the Loss or the Event of Default, as applicable, by the Stipulated Loss Value Amount.

	Stipulated Loss		Stipulated Loss
Rental Period	Value Percentage	Rental Period	Value Percentage
1	107.75%	19	61.74%
2	105.27%	20	59.12%
3	102.77%	21	56.48%
4	100.27%	22	53.83%
5	97.75%	23	51.17%
6	95.23%	24	48.50%
7	92.69%	25	46.00%
8	90.14%	26	43.48%
9	87.59%	27	40.95%
10	85.02%	28	38.41%
11	82.44%	29	35.87%
12	79.85%	30	33.31%
13	77.28%	31	30.75%
14	74.72%	32	28.17%
15	72.14%	33	25.59%
16	69.56%	34	22.99%
17	66.96%	35	20.39%
18	64.36%	36	17.77%

/s/ CB	/s/ JEG

Lessee Initials	Lessor Initials